                    AS FILED WITH THE SECURITIES AND EXCHANGE
                         COMMISSION ON DECEMBER 9, 2002.

                                                 Registration No. 333-__________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                      HOMEPRIDE MORTGAGE AND FINANCE CORP.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

                                   16-1652998
                      (I.R.S. Employer Identification No.)

                           10801 Mastin Blvd., Bldg. 84
                           Overland Park, Kansas 66210
                                 (913) 451-0190
                        (Address, Including Zip Code, and
                        Telephone Number, Including Area
               Code, of Registrant's Principal Executive Offices)

                                  John Collins
                      HOMEPRIDE MORTGAGE AND FINANCE CORP.
                           c/o HomePride Finance Corp.
                      10801 Mastin Blvd., Bldg.84, Ste.500
                           Overland Park, Kansas 66210
                                 (913) 451-0190
                       (Name, Address, Including Zip Code,
                         and Telephone Number, Including
                        Area Code, of Agent For Service)

                                   ----------

                                   Copies to:

                               Martin Howard, Esq.
                       Orrick, Herrington & Sutcliffe LLP
                      777 South Figueroa Street, Suite 3200
                          Los Angeles, California 90017

     Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box.[X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[_]
_________________________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[_] ____________________________

                         CALCULATION OF REGISTRATION FEE

                               Proposed        Proposed
                               Maximium        Maximum
                               Aggregate       Offering                     Amount of
                             Offering Being   Price per   Amount Being    Registration
   Title of Securities       Registered(1)     Unit(1)    Registered(1)      Fee(2)
--------------------------   --------------   ---------   -------------   ------------
Manufactured Housing
Pass-Through Certificates,
Mortgage-Backed Pass-
Through Certificates and
Mortgage-Backed Notes,
issued in Series              $1,000,000.00     100%      $1,000,000.00      $92.00

(1) Estimated solely for the purposes of calculating the registration fee on the basis of the proposed maximum aggregate offering price.

(2)  Calculated in reliance upon Rule 457(o).

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

             CROSS REFERENCE SHEET FURNISHED PURSUANT TO RULE 404(a)

             ITEMS AND CAPTIONS IN FORM S-3                            LOCATION IN PROSPECTUSES
1.   Forepart of Registration Statement and Outside Front      Forepart of Registration Statement and
     Cover Page of Prospectus...............................   Outside Front Cover Page of Prospectuses**

2.   Inside Front and Outside Back Cover Pages of              Inside Front Cover Page of Prospectuses and
     Prospectus.............................................   Outside Back Cover Page of Prospectuses**

3.   Summary Information, Risk Factors and Ratio of            Summaries of Prospectus; Special
     Earnings to Fixed Charges..............................   Considerations

4.   Use of Proceeds........................................   Use of Proceeds**

5.   Determination of Offering Price........................   *

6.   Dilution...............................................   *

7.   Selling Security Holders...............................   *

8.   Plan of Distribution...................................   Method of Distribution**

9.   Description of Securities to Be Registered.............   Outside Front Cover Page; Summaries of Prospectus;
                                                               Description of the Trust Funds; Description of the
                                                               Certificates**

10.  Interests of Named Experts and Counsel.................   *

11.  Material Changes.......................................   Financial Information

12.  Incorporation of Certain Information by                   Incorporation of Certain Information by
     Reference..............................................   Reference

13.  Disclosure of Commission Position on Indemnification
     for Securities Act Liabilities.........................   See page II-2

*Answer negative or item inapplicable.

**To be completed or provided from time to time by Prospectus Supplement.

                                EXPLANATORY NOTE

     This Registration Statement consists of (i) a basic prospectus, (ii) an illustrative form of prospectus supplement for use in an offering of Pass-Through Certificates ("Version 1"), and (iii) an illustrative form of prospectus supplement for use in an offering of Mortgage-Backed Notes ("Version 2").

                       Contents of Registration Statement


                                                                                  Page
                                                                                  ----
Forms of Prospectus Supplement:
      Version 1:     Form of Prospectus Supplement relating to Pass-Through
                     Certificates...............................................   S-1
      Version 2:     Form of Prospectus Supplement relating to an offering of
                     Mortgage-Backed Notes......................................   S-1
Basic Prospectus................................................................    1

                             [SUBJECT TO COMPLETION]

[PRELIMINARY] PROSPECTUS SUPPLEMENT DATED ______________, 2002 (to prospectus dated ___________, __)

                              $ ________________

                            HPMFC Series 200_-_ Trust
                                     Issuer

                             [SELLER/SERVICER NAME]
                               Seller and Servicer

                      HomePride Mortgage and Finance Corp.
                                    Depositor

             [Manufactured Housing Contract][Mortgage][Asset]-Backed
                           Pass-Through Certificates,

                                  Series 200_-_

The Trust

The trust will hold a pool of [manufactured housing contracts][mortgage loans][home equity loans][mortgage-backed securities].

Offered Certificates

The trust will issue these classes of certificates that are offered under this prospectus supplement:

     o [3] classes of Class A Certificates

Credit Enhancement

Credit enhancement for all of these certificates will be provided by subordinated certificates, overcollateralization represented by the excess of the balance of the mortgage loans over the balance of the Class A Certificates, [and a financial guaranty insurance policy issued by _______________].

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered certificates or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

[UNDERWRITER NAME] will offer the Class A Certificates to the public at varying prices to be determined at the time of sale. The proceeds to the depositor from the sale of the underwritten certificates will be approximately __% of the principal balance of the underwritten certificates plus accrued interest, before deducting expenses.

                               [UNDERWRITER NAME]
                                   Underwriter


The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

         Important notice about information presented in this prospectus supplement and the accompanying prospectus

We provide information to you about the offered certificates in two separate documents that provide progressively more detail:

     o the prospectus, which provides general information, some of which may not apply to your series of certificates; and

     o this prospectus supplement, which describes the specific terms of your series of certificates.

We include cross-references in this prospectus supplement to captions in these materials where you can find further related discussions. The following table of contents provide the pages on which these captions are located.

The depositor's principal offices are located at [________________________] and its telephone number is ([___]) [______________].


                                Table of Contents

                                                Page                                                         Page
                                                ----                                                         ----
SUMMARY.........................................S-__            Principal Distributions on the Class A
RISK FACTORS....................................S-__              Certificates...............................S-__
   Risk of Loss.................................S-__            Overcollateralization Provisions.............S-__
   Loss Mitigation Practices....................S-__            Financial Guaranty Insurance Policy..........S-__
   Limited Obligations..........................S-__            Allocation of Losses; Subordination..........S-__
   Liquidity Risks..............................S-__            Advances.....................................S-__
   Special Yield and Prepayment Considerations..S-__         THE FINANCIAL GUARANTY INSURER..................S-__
INTRODUCTION....................................S-__         CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS.....S-__
DESCRIPTION OF THE MORTGAGE POOL................S-__            General......................................S-__
   General......................................S-__         POOLING AND SERVICING AGREEMENT.................S-__
   Pool Characteristics.........................S-__            General......................................S-__
   Underwriting Standards.......................S-__            Servicing and Other Compensation and
   [Primary Mortgage Insurance and Primary                        Payment of Expenses........................S-__
     Hazard Insurance...........................S-__            [Refinancing of Senior Lien..................S-__
   Additional Information.......................S-__            Collection and Liquidation Practices;
THE SELLER AND SERVICER.........................S-__              Loss Mitigation............................S-__
   General......................................S-__            Voting Rights................................S-__
   Delinquency and Loss Experience of the                       Termination..................................S-__
     Servicer's Portfolio.......................S-__         MATERIAL FEDERAL INCOME TAX CONSEQUENCES........S-__
DESCRIPTION OF THE CERTIFICATES.................S-__         METHOD OF DISTRIBUTION..........................S-__
   General......................................S-__         LEGAL OPINIONS..................................S-__
   Book-Entry Registration of Certain of                     EXPERTS.........................................S-__
     the Offered Certificates...................S-__         RATINGS.........................................S-__
   Glossary of Terms............................S-__         LEGAL INVESTMENT................................S-__
   Distributions................................S-__         ERISA CONSIDERATIONS............................S-__
   Interest Distributions.......................S-__
   Determination of LIBOR.......................S-__

                                     Summary

         The following summary is a very general overview of the offered certificates and does not contain all of the information that you should consider in making your investment decision. To understand all of the terms of the offered certificates, you should read carefully this entire document and the prospectus.

Issuer                                  HPMFC Series 200_-_ Trust

Title of securities                     HPMFC [Manufactured Housing Contract]
                                        [Mortgage][Asset]-Backed Pass-Through
                                        Certificates, Series 200_-_.

Depositor                               HomePride Mortgage and Finance Corp.

Servicer and Seller                     [NAME OF SELLER/SERVICER]

Trustee                                 ______________________________________.

Financial Guaranty Insurer              ______________________________________.

Asset Pool                              ______________________________________.

Cut-off date                            _________________________ 1, _______.


Closing date                            On or about _________________, _______.

Distribution dates                      Beginning on ________, ________ and
                                        thereafter on the [__]th of each
                                        month or, if the [__]th is
                                        not a business day, on the next
                                        business day.

Scheduled final distribution date       Class A-1 Certificates:________, ____.
                                        Class A-2 Certificates:________, ____.
                                        Class A-3 Certificates:________, ____.

                                        The actual final distribution date could be substantially earlier.

Form of certificates                    Book-entry.

                                        See "Description of the Certificates--
                                        Book-Entry Registration of Certain of
                                        the Offered Certificates" in this
                                        prospectus supplement.

Minimum denominations                   $25,000.

Legal investment                        When issued, the Class A Certificates
                                        will not be "mortgage related
                                        securities" for purposes of the
                                        Secondary Mortgage Market Enhancement
                                        Act of 1984.

                                        See "Legal Investment" in this
                                        prospectus supplement and "Legal
                                        Investment Matters" in the prospectus.

                                              Offered Certificates
---------------------------------------------------------------------------------------------------------------------
                            Pass-Through     Initial Certificate        Initial Rating
        Class                   Rate          Principal Balance          (_____/_____)         Designations
---------------------------------------------------------------------------------------------------------------------
Class A Certificates:
---------------------------------------------------------------------------------------------------------------------
         [A-1              Adjustable Rate    $____________                 AAA/AAA         Senior/Adjustable Rate]
---------------------------------------------------------------------------------------------------------------------
         [A-2                  _____%         $____________                 AAA/AAA            Senior/Fixed Rate]
---------------------------------------------------------------------------------------------------------------------
         [A-3                  _____%         $____________                 AAA/AAA        Senior Lockout/Fixed Rate]
---------------------------------------------------------------------------------------------------------------------
Total Class A Certificates:                   $____________
---------------------------------------------------------------------------------------------------------------------
                                         Non-Offered Certificates
---------------------------------------------------------------------------------------------------------------------
Class SB and Class R Certificates:
---------------------------------------------------------------------------------------------------------------------
           SB                   NA            $____________                   NA                  Subordinate
---------------------------------------------------------------------------------------------------------------------
           R                    NA            $      0                        NA                  Subordinate
---------------------------------------------------------------------------------------------------------------------
Total Class SB and Class R Certificates:   $___________
---------------------------------------------------------------------------------------------------------------------

Total offered and
    non-offered certificates: $__________

Other Information:

Class A-1:
---------

   Adjustable Rate:    Initial          Formula                Maximum
   ----------------    -------     ------------------    --------------------
      Class A-1:        ____%      One-Month LIBOR +     weighted average net
                                   ____%                 mortgage rate on the
                                                           mortgage loans

The Trust

The depositor will establish a trust with respect to the Series 200_-_ Certificates under a pooling and servicing agreement. On the closing date, the depositor will deposit the pool of assets described in this prospectus supplement into the trust. Each certificate will represent a partial ownership interest in the trust.

[The trust will also include credit enhancement for the Class A Certificates in the form of a financial guaranty insurance policy provided by _____________.]

The Asset Pool

The [manufactured housing contracts][mortgage loans][home equity loans] [mortgage-backed securities] to be deposited into the trust have the following characteristics as of the cut-off date:

[insert table]

[The interest rate on the assets will adjust on each adjustment date to equal the sum of Six-Month LIBOR and the note margin on the mortgage, subject to a maximum and minimum interest rate.

[The mortgage loans were originated using less restrictive underwriting standards than the underwriting standards applied by some other first and junior mortgage loan purchase programs, including the programs of Fannie Mac, Freddie Mac or [NAME OF SELLER/SERVICER].]

For additional information regarding the mortgage pool see "Description of the Asset Pool" in this prospectus supplement.

Distributions on the Offered Certificates

Amount available for monthly distribution. On each monthly distribution date, the trustee will make distributions to investors. The amount available for distribution will include:

o collections of monthly payments on the assets, including prepayments and other unscheduled collections plus

o    advances for delinquent payments minus

o the fees and expenses of the subservicers and the servicer, including reimbursement for advances [minus]

o    [the premium paid to the financial guaranty insurer].

See "Description of the Certificates--Glossary of Terms--Available Distribution Amount" in this prospectus supplement.

Priority of distributions. Distributions on the offered certificates will be made from available amounts as follows:

o    Distribution of interest to the Class A Certificates

o    Distributions of principal to the Class A Certificates

o    Payment to servicer for certain unreimbursed advances

o [Reimbursement to the financial guaranty insurer for payments made by the financial guaranty insurer to the Class A Certificates]

o Payments of excess interest payments on the assets to make principal payments on the Class A Certificates, until the amount of overcollateralization reaches the required amount

o Distributions of interest in respect of prepayment interest shortfalls on the Class A Certificates

o    Distribution of remaining funds to the Class SB and Class R Certificates

Interest distributions. The amount of interest owed to each class of Class A Certificates on each distribution date will equal:

o    the pass-through rate for that class of certificates multiplied by

o the principal balance of that class of certificates as of the day immediately prior to the related distribution date multiplied by

o 1/12, in the case of the fixed-rate certificates or the actual number of days in the interest accrual period divided by 360, in the case of the adjustable rate certificates minus

o    the share of some types of interest shortfalls allocated to that class.

See "Description of the Certificates--Interest Distributions" in this prospectus supplement.

Allocations of principal. Principal distributions on the certificates will be allocated among the various classes of offered certificates as described in this prospectus supplement. Until the required amount of overcollateralization is reached, all principal payments on the mortgage loans will be distributed among the Class A Certificates, unless the Class A Certificates are no longer outstanding. Not all outstanding Class A Certificates will receive principal on each distribution date.

In addition, the Class A Certificates will receive a distribution in respect of principal, to the extent of any excess interest payments on the mortgage loans available to cover losses and then to increase the amount of overcollateralization until the required amount of overcollateralization is reached. In addition, the Class A Certificates will receive a distribution of principal from the financial guaranty insurance policy to cover losses on the mortgage loans allocated to the Class A Certificates.

See "Description of the Certificates--Principal Distributions on the Class A Certificates" in this prospectus supplement.

Credit Enhancement

The credit enhancement for the benefit of the certificates consists of:

Excess Interest. Because more interest is paid by the obligors on the trust assets than is necessary to pay the interest on the certificates each month, there will be excess interest. Some of this excess interest may be used to protect the certificates against some losses, by making an additional payment of principal up to the amount of the losses.

Overcollateralization. Any excess interest not used to cover interest shortfalls or current period losses will be paid as principal on the Class A Certificates to reduce the principal balance of the Class A Certificates below the aggregate principal balance of the mortgage loans. The excess amount of the balance of the mortgage loans represents overcollateralization, which may absorb some losses on the mortgage loans, if not covered by excess interest. If the level of overcollateralization falls below what is required, the excess interest described above will also be paid to the certificates as principal. This will reduce the principal balance of the certificates faster than the principal balance of the mortgage loans so that the required level of overcollateralization is reached.

See "Description of the Certificates--Allocation of Losses; Subordination" in this prospectus supplement.

[The Financial Guaranty Insurance Policy

_____________ will issue a financial guaranty insurance policy as a means of providing additional credit enhancement for the Class A Certificates. Under the policy, the financial guaranty insurer will pay an amount that will cover any shortfalls in amounts available to pay the interest distribution amount for the Class A Certificates on any distribution date, the principal portion of any losses on the mortgage loans allocated to the Class A Certificates and any unpaid certificate principal balance of the Class A Certificates on the final distribution date. The financial guaranty insurance policy will not provide coverage for prepayment interest shortfalls.]

[See "Description of the Certificates--Financial Guaranty Insurance Policy" and "The

Financial Guaranty Insurer" in this prospectus supplement.]

[Advances

For any month, if the servicer does not receive the full scheduled payment on an asset, the servicer will advance funds to cover the amount of the scheduled payment that was not made. However, the servicer will advance funds only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.

See "Description of the Certificates--Advances" in this prospectus supplement.]

Optional Termination

On any distribution date on which the principal balances of the assets is less than 10% of the principal balance thereof as of the cut-off date, the servicer will have the option to:

     o purchase from the trust all remaining assets, causing an early retirement of the certificates;

or

     o    purchase all the certificates.

Under either type of optional purchase, holders of the outstanding certificates will receive the outstanding principal balance of the certificates in full with accrued interest. However, no purchase of the assets or certificates will be permitted if it would result in a draw under the policy unless the financial guaranty insurer consents to the termination. In either case, there will be no reimbursement of losses or interest shortfalls allocated to the certificates.

See "Pooling and Servicing Agreement--Termination" in this prospectus supplement and "The Agreements--Termination; Retirement of Securities" in the prospectus.

Ratings

When issued, the offered certificates will receive ratings which are not lower than those listed in the table on page S-__ of this prospectus supplement. The ratings on the offered certificates address the likelihood that holders of the offered certificates will receive all distributions on the underlying assets to which they are entitled. A security rating is not a recommendation to buy, sell or hold a security and may be changed or withdrawn at any time by the assigning rating agency. The ratings also do not address the rate of principal prepayments on the assets. For example, the rate of prepayments, if different than originally anticipated, could adversely affect the yield realized by holders of the offered certificates.

See "Ratings" in this prospectus supplement.

Legal Investment

When issued, the Class A Certificates will [not] be "mortgage related securities" for purposes of SMMEA. You should consult your legal advisors in determining whether and to what extent the offered certificates constitute legal investments for you.

See "Legal Investment" in this prospectus supplement for important information concerning possible restrictions on ownership of the offered certificates by regulated institutions.

ERISA Considerations

The Class A Certificates may be considered eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts. ERISA plans should consult with their counsel before purchasing the certificates.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Tax Status

For federal income tax purposes, the depositor will elect to treat the trust as one or more real estate mortgage investment conduits. The certificates, other than the Class R Certificates, will represent ownership of regular interests in the trust and will be treated as representing ownership of debt for federal income tax purposes. You will be required to include in income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting regardless of your usual methods of accounting. For federal income tax purposes, each class of Class R Certificates will be the sole residual interest in one of the real estate mortgage investment conduits.

For further information regarding the federal income tax consequences of investing in the offered certificates, including important information regarding the tax treatment of the Class R Certificates, see "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

                                  Risk Factors

     The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand the prepayment, credit, liquidity and market risks associated with that class.

     The offered certificates are complex securities. You should possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the prospectus in the context of your financial situation and tolerance for risk.

     You should carefully consider, among other things, the following factors in connection with the purchase of the offered certificates:

Risk of Loss

[The return on your certificates    [Losses on the mortgage loans may occur due to a wide variety of causes,
may be affected by losses on the    including a decline in real estate values, and adverse changes in the borrower's
mortgage loans, which could occur   financial condition.  A decline in real estate values or economic conditions
due to a variety of causes, and     nationally or in the regions where the mortgaged properties are located may
are more likely because a           increase the risk of losses on the mortgage loans.  [Special risks for specific
significant number of mortgage      loan types, such as negative amortization or escalating payments, will be
loans are secured by junior liens   disclosed if material to an individual offering.]]
on the mortgaged property.]

                                    [______% of the mortgage loans included in the mortgage loan pool are secured by second mortgages or deeds of trust. Proceeds from liquidation of the property will be available to satisfy the mortgage loans only if the claims of any senior mortgages have been satisfied in full. When it is uneconomical to foreclose on the mortgaged property or engage in other loss mitigation procedures, the servicer may write off the entire outstanding balance of the mortgage loan as a bad debt. The foregoing risks are particularly applicable to mortgage loans secured by second liens that have high combined loan-to-value ratios or low junior ratios because it is comparatively more likely that the servicer would determine foreclosure to be uneconomical. As of the cut-off date, the weighted average combined loan-to-value ratio of the mortgage loans is ______%, and approximately ______% of the mortgage loans will have combined loan-to-value ratios in excess of ______%.]]

[The underwriting standards for     [The underwriting standards under which the junior mortgage loans were
the junior mortgage loans are       underwritten are analogous to credit lending, rather than mortgage lending, since
more sensitive to risks related     underwriting decisions were based primarily on the borrower's credit history and
to borrower credit-worthiness       capacity to repay rather than on the value of the collateral upon foreclosure. The
and                                 underwriting standards allow loans to be approved with combined loan-to-value

less sensitive to risks             ratios of up to 125%. See "Description of the Asset Pool--Underwriting Standards"
relating to collateral value        in this prospectus supplement. Because of the relatively high combined
compared to  first lien loans.]     loan-to-value ratios of the mortgage loans and the fact that a significant number of the mortgage loans are secured by junior liens, losses on the mortgage loans will likely be higher than on traditional first lien mortgage loans.]

[Some of the mortgage loans         [As of the cut-off date, ___% of the mortgage loans are 30 to 59 days delinquent
included in the trust are either    in payment of principal and interest. Other mortgage loans may have been
currently delinquent or have        delinquent in the past. Loans with a history of delinquencies are more likely to
been delinquent in the past,        experience delinquencies in the future, even if the mortgage loans are current as
which may increase the risk of      of the cut-off date.
loss on the mortgage loans.]
                                    See "Description of the Asset Pool--Pool Characteristics" and "--Underwriting
                                    Standards" in this prospectus supplement. For a description of the methodology used to categorize mortgage loans as delinquent, see "The Seller and
                                    Servicer--Delinquency and Loss Experience of the Servicer's Portfolio" in this prospectus supplement.]

[The return on your certificates    [The concentration of the related properties in one or more geographic regions may
may be particularly sensitive       increase the risk of loss to the Certificates. Approximately ___% of in the cut-off
to changes in real estate           date principal balance of the mortgage loans are located [_________]. If the
markets in specific regions.]       regional economy or housing market weakens in [_________], or in any other region having a significant concentration of properties underlying the mortgage loans, the mortgage loans in that region may experience increased rates of delinquency, which may result in losses on the mortgage loans. A region's economic condition and housing market may be adversely affected by a variety of events, including natural disasters such as earthquakes, hurricanes, floods and eruptions, civil disturbances, including riots, disruptions such as ongoing power outages, or terrorist actions or acts of war. [Concentrations material to an individual offering will be disclosed.]

[Some of the mortgage loans         [Approximately ___% of the mortgage loans (based on principal balances) are not
provide for large payments at       fully amortizing over their terms to maturity and, thus, will require substantial
maturity.]                          principal payments (i.e., a balloon amount) at their stated maturity. Loans which require payment of a balloon amount involve a greater degree of risk because the ability of a mortgagor to pay a balloon amount typically will depend upon the mortgagor's ability either to timely refinance the loan or to sell the related mortgaged property.

                                    See "Description of the Asset Pool" in this prospectus supplement.]

The return on your certificates     The only credit enhancement for the Class A Certificates will be:
will be reduced if losses exceed    o the excess interest payments on the assets;
the credit enhancement available    o overcollateralization represented by the excess of the balance of the assets
to your certificates.                 over the balance of the Class A Certificates; and
                                    [o a financial guaranty insurance policy issued by ____________.]

[The return on your certificates    [Loans similar to those included in the mortgage loan pool have been originated
may be reduced in an economic       for a limited period of time. During this time, economic conditions nationally and
downturn.]                          in most regions of the country have been generally favorable. However, a deterioration in economic conditions could adversely affect the ability and willingness of mortgagors to repay their loans. No prediction can be made as to the effect of an economic downturn on the rate of delinquencies and losses on the mortgage loans.]

[The reloading of debt could        [With respect to mortgage loans which were used for debt consolidation, there can
increase your risk.]                be no assurance that the borrower will not incur further debt. This reloading of debt could impair the ability of borrowers to service their debts, which in turn could result in higher rates of delinquency and loss on the mortgage loans.]

The value of your certificates      If the performance of the assets is substantially worse than assumed by the rating
may be reduced if losses are        agencies, the ratings of any class of the certificates may be lowered in the
higher than expected                future. This would probably reduce the value of those certificates. None of the depositor, the seller, the servicer or any other entity will have any obligation to supplement any credit enhancement, or to take any other action to maintain any rating of the certificates.

                                    See "Summary--Credit Enhancement" and "Description of the Certificates--Allocation
                                    of Losses; Subordination" in this prospectus supplement.

Loss Mitigation Practices

[The release of a lien may          [The servicer may use a wide variety of practices to limit losses on the mortgage
increase your risk.]                loans. The pooling and servicing agreement permits the servicer to release the lien on a limited number of mortgaged properties securing the mortgage loans, if the mortgage loan is current in payment. See "Pooling and Servicing
                                    Agreement--Refinancing of Senior Lien" and "--Collection and Liquidation
                                    Practices; Loss Mitigation" in this prospectus supplement.]

Limited Obligations

Payments on the assets, together    The certificates represent interests only in the trust. Credit enhancement
with the financial guaranty         includes subordinated certificates, overcollateralization, [and a financial
insurance policy, are the           guaranty insurance policy]. The certificates do not represent an interest in or
primary source of payments on       obligation of the depositor, the seller, the servicer or any of their affiliates.
your certificates.                  None of the depositor, the seller, the servicer or any of their affiliates will have any obligation to replace or supplement the credit enhancement, or to take any other action to maintain any rating of the certificates. If proceeds from the assets of the trust are not sufficient to make all payments provided for under the pooling and servicing agreement, investors will have no recourse to the depositor, the seller, the servicer or any of its affiliates.

Liquidity Risks

You may have to hold your           A secondary market for your certificates may not develop. Even if a secondary
certificates to maturity if their   market does develop, it may not continue or it may be illiquid. Neither the
marketability is limited.           underwriter nor any other person will have any obligation to make a secondary market in your certificates. Illiquidity means you may not be able to find a buyer to buy your securities readily or at prices that will enable you to realize a desired yield. Illiquidity can have a severe adverse effect on the market value of your certificates.

                                    Any class of offered certificates may experience illiquidity, although typically illiquidity is more likely for classes that are especially sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

Special Yield and Prepayment
Considerations

The yield to maturity on your       The yield to maturity on each class of offered certificates will depend on a
certificates will vary depending    variety of factors, including:
on the rate of prepayments.
                                    o the rate and timing of principal payments on the assets, including prepayments, defaults and liquidations, and repurchases due to breaches of representations or warranties;

                                    o the pass-through rate for that class;


                                    o interest shortfalls due to obligor prepayments; and

                                    o the purchase price of that class.

                                    The rate of prepayments is one of the most important and least predictable of these factors.

                                    In general, if you purchase a certificate at a price higher than its outstanding principal balance and principal distributions on your certificate occur faster than you assumed at the time of purchase, your yield will be lower than you anticipated. Conversely, if you purchase a certificate at a price lower than its outstanding principal balance and principal distributions on that class occur more slowly than you assumed at the time of purchase, your yield will be lower than you anticipated.

[The rate of prepayments on         [Because obligors can typically prepay their loans at any time, the rate and
the assets will vary depending      timing of principal distributions on the offered certificates are highly
on future market conditions,        uncertain. Typically, when market interest rates increase, borrowers are less
and other factors.]                 likely to prepay their loans. This could result in a slower return of principal to you at a time when you might have been able to reinvest your funds at a higher rate of interest than the pass-through rate on your class of certificates. On the other hand, when market interest rates decrease, borrowers are typically more likely to prepay their loans. This could result in a faster return of principal to you at a time when you might not be able to reinvest your funds at an interest rate as high as the pass-through rate on your class of certificates.]

                                    [Approximately ___% of the loans permit the obligor to convert the adjustable rate on the loan to a fixed rate. Upon the conversion, the subservicer or the servicer will repurchase the loan, which will have the same effect as a prepayment in full.
                                    Obligors may be more likely to exercise their conversion options when interest rates are rising. As a result, the certificates may receive greater prepayments at a time when prepayments would not normally be expected.]

                                    [Refinancing programs, which may involve soliciting all or some of the obligors to refinance their loans, may increase the rate of prepayments on the loans. These refinancing programs may be offered by the servicer or its affiliates, and may include streamlined documentation programs as well as programs under which a loan is modified to reduce the interest rate.]

                                    See "Maturity and Prepayment Considerations" in the prospectus.

                                    [______% of the assets provide for payment of a prepayment charge. Prepayment charges may reduce the rate of prepayment on the assets until the end of the period during which such prepayment charges apply. See "Description of the Asset
                                    Pool--Pool Characteristics" in this prospectus supplement and "Maturity and
                                    Prepayment Considerations" in the prospectus.]

[The return on your certificates    [The Soldiers' and Sailors' Civil Relief Act of 1940, or Relief Act, provides
could be reduced by shortfalls      relief to borrowers who enter active military service and to borrowers in reserve
due to the Soldiers' and            status who are called to active duty after the origination of their mortgage loan.
Sailors' Civil Relief Act.]         The Relief Act provides generally that a borrower who is covered by the Relief Act may not be charged interest on a mortgage loan in excess of 6% per annum during the period of the borrower's active duty. Any resulting interest shortfalls are not required to be paid by the borrower at any future time. The servicer is not required to advance these shortfalls as delinquent payments, and the shortfalls are not covered by any form of credit enhancement on the certificates. Interest shortfalls on the mortgage loans due to the application of the Relief Act or similar legislation or regulations will be applied to reduce accrued interest on each class of certificates on a pro rata basis.]

                                    [The Relief Act also limits the ability of the servicer to foreclose on a mortgage loan during the borrower's period of active duty and, in some cases, during an additional three month period thereafter. As a result, there may be delays in payment and increased losses on the mortgage loans. Those delays and increased losses will be borne primarily by the outstanding class of certificates with the lowest payment priority.]

                                    [We do not know how many mortgage loans have been or may be affected by the application of the Relief Act.]

                                    [See the definition of Accrued Certificate Interest under "Description of the
                                    Certificates--Glossary of Terms" in this prospectus supplement and "Certain Legal
                                    Aspects of the Loans--Soldiers' and Sailors' Civil Relief Act of 1940" in the
                                    prospectus.]

The yield on your certificates      The offered certificates of each class have different yield considerations and
will be affected by the specific    different sensitivities to the rate and timing of principal distributions. The
characteristics that apply to       following is a general discussion of yield considerations and prepayment
that class, discussed below.        sensitivities of each class.

                                    See "Certain Yield and Prepayment Considerations" in this prospectus supplement.

     Class A Certificates           [The Class A Certificates are subject to various priorities for payment of principal. Distributions of principal on the Class A Certificates with an earlier priority of payment will be affected by the rates of prepayment of the mortgage loans early in the life of the mortgage pool. Those classes of Class A
                                    Certificates with a later priority of payment will be affected by the rates of prepayment of the mortgage loans experienced both before and after the commencement of principal distributions on those classes.]

                                    See "Description of the Certificates--Principal Distributions on the Class A
                                    Certificates" in this prospectus supplement.

     [Class A-1 Certificates]       [The interest rate on the Class A-1 certificates will vary with One-Month LIBOR.
                                    Therefore, the yield to investors on the Class A-1 certificates will be sensitive to fluctuations in the level of LIBOR. Investors should consider whether this volatility is suitable to their investment needs.]

                                    [The Class A-1 certificates may not always receive interest at a rate equal to
                                    One-Month LIBOR plus the applicable margin. If the weighted average of the net mortgage rates on the mortgage loans is less than One-Month LIBOR plus the applicable margin, the interest rate on the Class A-1 certificates will be reduced to that weighted average rate. Thus, the yield to investors in the Class A-1 certificates will be sensitive to fluctuations in the level of One-Month LIBOR and may be adversely affected by the application of the weighted average net mortgage rate on the related mortgage loans. The prepayment of the mortgage loans with higher net mortgage rates may result in a lower weighted average net mortgage rate. If on any distribution date the application of the weighted average net mortgage rate results in an interest payment lower than One-Month LIBOR plus the applicable margin on the Class A-1 certificates during the related interest accrual period, the value of those certificates may be temporarily or permanently reduced. In a rising interest rate environment, the Class A-1 certificates may receive interest at the weighted average net mortgage rate for a protracted period of time. In addition, in such a situation, there would be less excess interest payments on the mortgage loans to cover losses and to create additional overcollateralization.]

     [Class A-3 Certificates]       [It is not expected that the Class A-3 certificates will receive any distributions of principal until the distribution date in ______________. Until the distribution date in ________________, the Class A-3 certificates may receive a portion of principal prepayments that is smaller than its pro rata share of principal prepayments.]

                                  Introduction

         The depositor will establish a trust with respect to Series 200_-__ on the closing date, under a pooling and servicing agreement among the depositor, the servicer and the trustee, dated as of the cut-off date. On the closing date, the depositor will deposit into the trust a pool of [assets] that, in the aggregate, will constitute the asset pool, and that will be secured by [first or junior liens on one-to four-family residential properties].

         Some capitalized terms used in this prospectus supplement have the meanings given below under "Description of the Certificates--Glossary of Terms" or in the prospectus under "Glossary."

                          Description of the Asset Pool

General

         The asset pool will consist of [manufactured housing contracts] [mortgage loans] [home equity loans][mortgage-backed securities] with an aggregate principal balance outstanding as of the cut-off date, after deducting payments of principal due on or before the cut-off date, of $__________. The assets are secured by [[first] [and junior liens] on fee simple or leasehold interests in one- to four-family residential real properties]. [___% of the assets have a due date other than the first day of each month]. [In each case, the real property securing the asset is referred to as the mortgaged property.] [The pool will consist of adjustable-rate mortgage loans with terms to maturity of not more than 30 years from the date of origination or modification, or, in the case of approximately __% of the mortgage loans, not more than 15 years.] With respect to loans which have been modified, references in this prospectus supplement to the date of origination shall be deemed to be the date of the most recent modification. [Approximately __% of the loans are secured by second liens on the mortgaged properties, and __% of the loans are secured by third or more junior liens on the mortgaged properties. __% of the loans are Balloon Loans.] All percentages of the assets described in this prospectus supplement are approximate percentages by aggregate principal balance as of the cut-off date unless otherwise indicated.

         All of the assets were purchased by the depositor from, and will be serviced by, [NAME OF SELLER/SERVICER]. See "The Seller and Servicer" below.

         Under the terms of the pooling and servicing agreement, the seller will make representations and warranties with respect to the assets to the trustee for the benefit of the certificateholders.

         To the extent that the seller does not repurchase an asset in the event of a breach of its representations and warranties with respect to that asset, neither the depositor nor any other person will be required to repurchase the asset.

Pool Characteristics

         None of the loans will have been originated prior to ___________, ____ or will have a maturity date later than _______________1, 20__. No loan will have a remaining term to maturity as of the cut-off date of less than ___ months. The weighted average remaining term to maturity of the loans as of the cut-off date will be approximately __ months. The weighted average original term to maturity of the loans as of the cut-off date will be approximately __ months. __% of the loans are fully amortizing and have original terms to maturity of approximately fifteen years, with a weighted average remaining term to stated maturity of these loans of __ months. __% of the loans are fully amortizing and have original terms to maturity of approximately thirty years, with a weighted average remaining term to stated maturity of these loans of __ months. As used in this prospectus supplement the remaining term to maturity means, as of any date of determination and with respect to any loan, the number of months equaling the number of scheduled monthly payments necessary to reduce the then-current Stated Principal Balance of that mortgage loan to zero, assuming the related mortgagor will make all scheduled monthly payments but no prepayments, on the loan thereafter.

         As of the cut-off date, ____% of the loans are 30 to 59 days delinquent in payment of principal and interest. As of the cut-off date, [none] of the loans will be 60 or more days delinquent in payment of principal and interest. For a description of the methodology used to categorize loans as delinquent, see "The Seller and the Servicer--Delinquency and Loss Experience of the Servicer's Portfolio" in this prospectus supplement.

         None of the loans provide for deferred interest or negative amortization.

         [___% of the mortgage loans are secured by second liens.]

         [Approximately ____% of the loans are Balloon Loans, which require monthly payments of principal based on 30 year amortization schedules and have scheduled maturity dates of approximately 15 years from the due date of the first monthly payment, leaving a substantial portion of the original principal amount, the Balloon Amount, due and payable on the respective scheduled maturity date. The existence of a Balloon Amount typically will require the related mortgagor to refinance the loan or to sell the mortgaged property on or prior to the scheduled maturity date. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related mortgaged property, the financial condition of the mortgagor, tax laws and prevailing general economic conditions. None of the depositor, the seller, the servicer or the trustee is obligated to refinance any Balloon Loan. Subject to the terms thereof, the financial guaranty insurance policy will provide coverage for any losses incurred upon liquidation of a Balloon Loan arising out of or in connection with the failure of a mortgagor to pay its Balloon Amount. See "Description of the Certificates--Financial Guaranty Insurance Policy" in this prospectus supplement.]

         [Approximately ___% of the loans are Convertible Mortgage Loans, which provide that, at the option of the related mortgagor, the adjustable interest rate on a loan may be converted to a fixed interest rate. Upon conversion, the mortgage rate will be converted to a fixed interest rate determined in accordance with the formula set forth in the related mortgage note which formula is intended to result in a mortgage rate which is not less than the then current market interest rates, subject to applicable usury laws. After the conversion, the monthly payments of principal and interest will be adjusted to provide for full amortization over the remaining term to scheduled maturity.]

         [The servicer will be obligated to repurchase any Convertible Mortgage Loan following the conversion thereof at a price equal to the unpaid principal balance thereof plus accrued interest to the first day of the month in which the purchase price is to be distributed to the Class A Certificates. If the servicer fails to repurchase a Convertible Mortgage Loan following the conversion thereof, it will not constitute an Event of Default under the pooling and servicing agreement and the loan will remain in the trust fund as a fixed-rate loan.]

         Approximately ___% of the loans will have interest rates calculated on the basis of the simple interest method. See "The Trusts--Characteristics of Loans--Simple Interest Loans" in the prospectus.

         [Interest Rate Adjustment: The interest rate on the loans will adjust semi-annually commencing approximately six months after origination, on the adjustment date specified in the related mortgage note, to a rate equal to the sum, rounded as specified in the related mortgage notes, of Six-Month LIBOR and the note margin set forth in the related mortgage note, subject to the limitations described in this prospectus supplement.]

         [The amount of the monthly payment on each loan will be adjusted semi-annually on the due date of the month following the month in which the adjustment date occurs to equal the amount necessary to pay interest at the then-applicable interest rate and to fully amortize the outstanding principal balance of each loan over its remaining term to stated maturity. As of the cut-off date, ___% of the loans will have reached their first adjustment date. The loans will have various adjustment dates, note margins and limitations on the interest rate adjustments, as described below.]

         [The interest rate on each loan may not increase or decrease on any adjustment date by more than a specified percentage per annum. This periodic rate cap is not more than ___%, except that the interest rate on some of the loans may adjust up to ___% on the initial adjustment date.]

         [The interest rate on a loan may not exceed the maximum interest rate or be less than the minimum interest rate specified for such loan in the related mortgage note. The minimum interest rate for each loan will be equal to the note margin, except in the case of ____% of the loans, which have a minimum interest rate greater than the note margin. The minimum interest rates on the loans will range from ____% to ____%, with a weighted average minimum interest rate as of the cut-off date of _____%. The maximum interest rates on the loans will range from ____% to ______%, with a weighted average maximum interest rate as of the cut-off date of ____%. No loan provides for payment caps on any adjustment date that would result in deferred interest or negative amortization.]

         [Six-Month LIBOR. The reference date with respect to each loan is the date as of which Six-Month LIBOR, as published by The Wall Street Journal, is determined. The reference date with respect to each mortgage loan is:

         o the first business day of the month immediately preceding the month in which the adjustment date occurs,

         o  the date forty-five days prior to the adjustment date,

         o  the date fifteen days prior to the adjustment date, or

         o the 20th day of the month preceding the month in which the adjustment date occurs;

except that the reference date with respect to ___ loans, representing approximately ___% of the aggregate principal balance of the loans, will adjust with respect to Six-Month LIBOR as published by Fannie Mae and as most recently available as of the date forty-five days prior to the adjustment date.]

         [Listed below are levels of Six-Month LIBOR as published by The Wall Street Journal that are or would have been applicable to loans with a reference date of the first business day of the preceding month, and having the following adjustment dates for the indicated years. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published in The Wall Street Journal on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR, as published by Fannie Mae or The Wall Street Journal. No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any mortgage loan based on Six-Month LIBOR.]

[Adjustment Date                  1998              1999              2000              2001             2002
----------------------------   ----------       -----------        -----------       ----------       -----------
January 1...................        %                %                  %                %                 %
February 1..................
March 1.....................
April 1.....................
May 1.......................
June 1......................
July 1......................
August 1....................
September 1.................
October 1...................
November 1..................
December 1..................

         The initial interest rate in effect on a loan typically will be lower, and may be significantly lower, than the interest rate that would have been in effect based on Six-Month LIBOR and the related note margin. Therefore, unless Six-Month LIBOR declines after origination of a loan, the related interest rate will typically increase on the first adjustment date following origination of such loan, subject to the periodic rate cap. The repayment of the loans will be dependent on the ability of the mortgagors to make larger monthly payments following adjustments of the interest rate. Loans that have the same initial interest rate may not always bear interest at the same interest rate because such loans may have different adjustment dates (and the interest rates therefore may reflect different related Index values), note margins, maximum interest rates and minimum interest rates. The net interest rate with respect to each loan as of the cut-off date will be set forth in the loan schedule attached to the pooling and servicing agreement. The net interest rate on each loan will be adjusted on each adjustment date to equal the servicing fee rate, which the interest rate on the loan minus the sum of (i) the rate per annum at which the servicing fee accrues on the loan and (ii) the policy premium rate, which is the amount of the premium payable to the financial guaranty insurer with respect to the financial guaranty insurance policy, subject to any periodic rate cap, but may not exceed the maximum net interest rate, or be less than the minimum net interest rate for such loan. See "Description of the Asset Pool--Pool Characteristics" in this prospectus supplement.]

         Loan Characteristics. The loans will have the following characteristics as of the cut-off date:

Number of loans
Weighted Average of Net Interest Rates.....................................                   %

Range of Net Interest Rates................................................                   %

Interest Rates:

     Weighted Average......................................................                   %
     Range.................................................................                   %

Note Margins:

     Weighted Average......................................................                   %
     Range.................................................................                   %

Minimum Interest Rates:

     Weighted Average......................................................                   %
     Range.................................................................                   %

Minimum Net Interest Rates:

     Weighted Average......................................................                   %
     Range.................................................................                   %

Maximum Interest Rates:

     Weighted Average......................................................                   %
     Range.................................................................                   %

Maximum Net Interest Rates:

     Weighted Average......................................................                   %
     Range.................................................................                   %

Weighted Average Months to next Adjustment Date after __________, ____


         The loans are assumable pursuant to the terms of the related mortgage note. See "Maturity and Prepayment Considerations" in the prospectus.

         [Included below is a table showing the Credit Scores for some mortgagors. Credit Scores are obtained by many mortgage lenders in connection with loan applications to help assess a borrower's credit-worthiness. Credit Scores are obtained from credit reports provided by various credit reporting organizations, each of which may employ differing computer models and methodologies. The Credit Score is designed to assess a borrower's credit history at a single point in time, using objective information currently on file for the borrower at a particular credit reporting organization. Information utilized to create a Credit Score may include, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 350 to approximately 840, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, investors should be aware that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a loan. Furthermore, Credit Scores were not developed specifically for use in connection with loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the differences between loans and consumer loans generally, or the specific characteristics of the related loan, for example, the loan-to-value ratio, LTV ratio, the collateral for the loan, or the debt to income ratio. There can be no assurance that the Credit Scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related loans or that any mortgagor's Credit Score would not be lower if obtained as of the date of this prospectus supplement.]

         [The following tables describe information as to the Credit Scores of the related mortgagors as used in the origination of the loans.

                            Credit Score Distribution

                                                                     Cut-off Date
      Credit Score Range              Number of Loans             Principal Balance          Percent of Asset Pool
      ------------------              ---------------             -----------------          ---------------------
                                                                    $                                      %
-------------------------------

-------------------------------

-------------------------------
Not Available (1)
Subtotal with Credit Score
    Total Pool

----------------
(1) Loans indicated as having a Credit Score that is not available include some loans where the Credit Score was not provided by the related seller and loans where no credit history can be obtained from the related mortgagor.]

         Set forth below is a description of some additional characteristics of the loans as of the cut-off date unless otherwise indicated. All percentages of the loans are approximate percentages by aggregate principal balance as of the cut-off date unless otherwise indicated. Unless otherwise specified, all principal balances of the loans are as of the cut-off date and are rounded to the nearest dollar.

                                 Interest Rates

                                                                     Cut-off Date
      Interest Rates (%)              Number of Loans             Principal Balance          Percent of Asset Pool
----------------------------     ---------------------------    -----------------------    -------------------------
                                                                  $                                            %








   Total                                                          $                                            %

         As of the cut-off date, the weighted average interest rate of the loans will be approximately ___% per annum.

                        Original Loan Principal Balances

      Original Mortgage                  Number of                  Cut-off Date                 Percentage of
         Loan Balance                      Loans                  Principal Balance               Asset Pool
----------------------------     ---------------------------    -----------------------    -------------------------
   $                                                             $                                             %






   Total                                                         $                                             %

         As of the cut-off date, the average unpaid principal balance of the loans will be approximately $ ______________.

                         Net Interest Rates of the Loans

                                                           Number of            Cut-off Date
Net Interest Rates (%)                                       Loans           Principal Balance     Percent of Loans
----------------------------                            -----------------   ------------------    ------------------
    6.000-  6.499................................                            $                                   %
    6.500-  6.999................................
    7.000-  7.499................................
    7.500-  7.999................................
    8.000-  8.499................................
    8.500-  8.999................................
    9.000-  9.499................................
    9.500-  9.999................................
   10.000- 10.499................................
   11.000- 11.499................................
   11.500- 11.999................................
   12.000- 12.499................................
   12.500- 12.999................................
   13.000- 13.499................................
                                                        -----------------    -----------------    ------------------
         Total...................................                            $                                   %
                                                        =================    =================    ===================

         As of the cut-off date, the weighted average net interest rate of the loans will be approximately _______% per annum.

                         [Combined Loan-to-Value Ratios

        Combined Loan                    Number of                  Cut-off date                 Percentage of
      to Value Ratio (%)                   Loans                  Principal Balance               Asset Pool
----------------------------     ---------------------------    -----------------------    -------------------------
                                                                 $                                             %






   Total                                                         $                                             %

         The weighted average combined LTV ratio at origination of the loans will be approximately ___%.]

         [The method for calculating the combined LTV ratio is described below under the caption "Underwriting Standards."]

                           [Junior Ratios of the Loans

                                       Number of
                                        Mortgage       Cut-off Date       Percent of
Junior Ratio(%)                          Loans      Principal Balance        Loans
--------------                        ------------  -----------------    -------------
           -                                         $                           %
           -
           -
           -
           -
           -
           -
           -
           -
           -

               Total                                 $                           %
                                                     =========

------------------
               Excludes loans secured by first liens on the related mortgaged property. With respect to each loan secured by a second lien on the related mortgaged property, the Junior Ratio is the ratio of the original principal balance of the loan to the sum of (i) the original principal balance of that loan, and (ii) the unpaid principal balance of any senior lien at the time of the origination of that loan.

         The weighted average Junior Ratio as of the cut-off date was approximately __%.]


                Geographic Distributions of Mortgaged Properties

                                         Number of                  Cut-off Date                 Percentage of
            State                          Loans                  Principal Balance               Asset Pool
------------------------           ----------------------   --------------------------     ------------------------
[California                                                      $                                             %

Connecticut

Illinois

New Jersey

New York]

Other(1)

   Total                                                         $                                             %

         (1) Other includes states and the District of Columbia with under 3% concentrations individually.

         No more than __% of the loans will be secured by mortgaged properties located in any one zip code area in [________] and no more than % of the loans will be secured by mortgaged properties located in any one zip code area outside [_______].

                                  Loan Purpose

                                         Number of                  Cut-off Date                 Percentage of
         Loan Purpose                      Loans                  Principal Balance               Asset Pool
-------------------------------  -----------------------   -----------------------------   -------------------------
Purchase                                                         $                                             %

Rate/Term Refinance

Equity Refinance

   Total                                                         $                                             %

         The weighted average combined LTV ratio at origination of rate and term refinance loans will be __%. The weighted average combined LTV ratio at origination of equity refinance loans will be __%.

                            Loan Documentation Types

                                         Number of                  Cut-off Date                 Percentage of
      Documentation Type                   Loans                  Principal Balance               Asset Pool
-------------------------------  -----------------------   -----------------------------   -------------------------
Full                                                             $                                             %

Reduced

   Total                                                         $                                             %



         o For purposes of the above table, Reduced Documentation Type includes loans which were underwritten under a no stated income program.

         [The weighted average LTV ratio at origination of the loans which were underwritten under a reduced loan documentation program will be __%. No more than __% of the reduced loan documentation loans will be secured by mortgaged properties located in California.]

                                 Occupancy Types

                                         Number of                  Cut-off Date                 Percentage of
          Occupancy                        Loans                  Principal Balance               Asset Pool
-------------------------------  -----------------------   -----------------------------   -------------------------
Primary Residence                                                $                                             %

Second/Vacation

Non Owner-occupied

   Total                                                         $                                             %

                            Mortgaged Property Types

                                         Number of                  Cut-off Date                 Percentage of
        Property Type                      Loans                  Principal Balance               Asset Pool
-------------------------------  -----------------------   -----------------------------   -------------------------
Single-family detached                                           $                                             %

Planned Unit Developments
(detached)

Two- to four-family units

Condo Low-Rise (less than 5
stories)

Condo Mid-Rise (5 to 8
stories)

Condo High-Rise (9 stories or
more)

Townhouse

Planned Unit Developments
(attached)

Leasehold

   Total                                                                  $                                    %

                           [Lien Priority of the Loans

                                          Number of                 Cut-off Date              Percent of
        Lien Property                       Loans                 Principal Balance              Loans
-------------------------------  -----------------------   -----------------------------   ----------------
Second Lien                                                    $                                       %
                                                               -----                                ---
         Total                                                 $                                       %]
                                                               =====                                ===

                Remaining Term of Scheduled Maturity of the Loans

                                              Number of             Cut-off Date               Percent of
 Months Remaining to Scheduled Maturity          Loans            Principal Balance               Loans
----------------------------------------  -----------------   -------------------------   ------------------

                                                                  $                                   %








          Total                                                   $                                  %

         The weighted average remaining term to maturity of the loans as of the cut-off date was approximately ___ months.

         [In connection with each loan that is secured by a leasehold interest, the related seller shall have represented to the depositor that, among other things:

         o the use of leasehold estates for residential properties is an accepted practice in the area where the related mortgaged property is located;

         o residential property in the area consisting of leasehold estates is readily marketable;

         o the lease is recorded and no party is in any way in breach of any provision of the lease;

         o the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and

         o the remaining term of the lease does not terminate less than ten years after the maturity date of each such loan.

         [A portion of the loans provide for payment of a prepayment charge. In most cases, the prepayment provisions provide for payment of a prepayment charge for partial prepayments and full prepayments, other than a prepayment:

         o  occurring upon the sale of property securing a loan,

         o  made within five years following the origination of the loan, and

         o In an amount equal to six months' advance interest on the amount of the prepayment that, when added to all other amounts prepaid during the twelve-month period immediately preceding the date of prepayment, exceeds twenty percent (20%) of the original principal amount of the loan.

Prepayment charges received on the loans will not be available for distribution on the certificates. See "Certain Legal Aspects of the Loans--Default Interest and Limitations on Prepayments" in the prospectus.]

Underwriting Standards

         [NAME OF SELLER/SERVICER]'s underwriting standards with respect to the loans generally will conform to those published in [NAME OF SELLER/SERVICER]'s underwriting guidelines. The underwriting standards as set forth in [NAME OF SELLER/SERVICER]'s underwriting guidelines are continually revised based on prevailing conditions in the residential mortgage market and the market for mortgage securities.

         [The underwriting standards set forth in [NAME OF SELLER/SERVICER]'s underwriting guidelines with respect to loans originated or acquired under the [NAME OF SELLER/SERVICER]'s loan program provide for varying levels of documentation. For the standard documentation loan program, a prospective borrower is required to complete a detailed application providing pertinent credit information. The application contains a description of borrower's assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with merchants and lenders and any record of bankruptcy. In addition, employment verification is obtained which reports the borrower's current salary and may contain the length of employment and an indication as to whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed or if income is received from dividends and interest, rental properties or other income which can be verified from tax returns, the borrower may also be required to submit copies of signed tax returns. In addition, the borrower may be required to authorize verification of deposits at financial institutions where the borrower has accounts.]

         In determining the adequacy of the mortgaged property as collateral, an appraisal may be required of each property considered for financing. Such appraisals may be performed by appraisers independent from or affiliated with [NAME OF SELLER/SERVICER] or its affiliates. Such appraisals, however, will not establish that the mortgaged properties provide assurance of repayment of the loans. The appraiser is required to verify that property is in good condition and that construction, if new, has been completed. The appraisal is based on various factors, including the market value of comparable homes and the cost of replacing the improvements. For existing properties, if the appraisal is more than 120 days old but less than 180 days old, the original appraiser must certify that the value has not declined. If the appraisal is more than 180 days old, a new appraisal is required. For new construction or construction-to-permanent loans, if the appraisal is more than 120 days old but less than 360 days old, the original appraiser must certify that the value has not declined. The re-certification must be dated within 120 days of the settlement or closing. If the appraisal is more than 360 days old, a new appraisal is required. To the extent that the appraised value of a mortgaged property declines over time, the actual loan-to-value ratio with respect to such loan will be higher than the loan-to-value ratio derived at the time of origination of such loan.

         Once all applicable employment, credit and property information is received, a determination is made as to whether the prospective borrower has sufficient monthly income available to meet the borrower's monthly obligations on the proposed loan and other expenses related to the home (such as property taxes and hazard insurance) and other financial obligations and monthly living expenses.

         [Additional aspects of Seller/Servicer's underwriting guidelines]

         The underwriting standards set forth in [NAME OF SELLER/SERVICER]'s underwriting guidelines with respect to loans originated under [NAME OF SELLER/SERVICER]'s loan program may be varied in appropriate cases. There can be no assurance that every loan was originated in conformity with the applicable underwriting standards in all material respects, or that the quality or performance of the loans will be equivalent under all circumstances.

         [NAME OF SELLER/SERVICER]'s underwriting standards include a set of specific criteria pursuant to which the underwriting evaluation is made. However, the application of [NAME OF SELLER/SERVICER]'s underwriting standards does not imply that each specific criterion was satisfied individually. Rather, a loan will be considered to be originated in accordance with a given set of underwriting standards if, based on an overall qualitative evaluation, the loan is in substantial compliance with those underwriting standards. For example, a loan may be considered to comply with a set of underwriting standards, even if one or more specific criteria included in those underwriting standards were not satisfied, if other factors compensated for the criteria that were not satisfied or if the loan is considered to be in substantial compliance with the underwriting standards.

[Primary Mortgage Insurance and Primary Hazard Insurance

         Each loan is required to be covered by a standard hazard insurance policy, which is referred to as a primary hazard insurance policy. In addition, to the best of the depositor's knowledge, each loan with an LTV ratio at origination in excess of __% will be insured by a primary mortgage guaranty insurance policy, which is referred to as a primary insurance policy, covering at least __% of the principal balance of the loan at origination if the LTV ratio is between ___% and ___%, and at least ___% of the principal balance of the loan at origination if the LTV ratio is between ___% and ___%. An additional ___% of the loans are loans with a LTV ratio, or combined LTV ratio in the case of the junior loans, at origination in excess of 80% that are not insured by a primary insurance policy.

         [Substantially all of the primary insurance policies were issued by ________________, __________________, or ______________, which collectively are the primary insurers. Each primary insurer has a claims paying ability currently acceptable to the rating agencies that have been requested to rate the certificates; however, there is no assurance as to the actual ability of any primary insurer to pay claims. See "Insurance Policies on Loans" in the prospectus.]

Additional Information

         The description in this prospectus supplement of the asset pool and the mortgaged properties is based upon the asset pool as constituted at the close of business on the cut-off date, as adjusted for the scheduled principal payments due on or before the cut-off date. Prior to the issuance of the offered certificates, loans may be removed from the pool as a result of incomplete documentation or otherwise, if the depositor deems that removal necessary or appropriate. A limited number of other loans may be added to the pool prior to the issuance of the offered certificates. The depositor believes that the information in this prospectus supplement will be substantially representative of the characteristics of the pool as it will be constituted at the time the offered certificates are issued although the range of interest rates and maturities and some other characteristics of the loans in the pool may vary.

         A current report on Form 8-K will be available to purchasers of the offered certificates and will be filed, together with the pooling and servicing agreement, with the commission within fifteen days after the initial issuance of the offered certificates. In the event loans are removed from or added to the mortgage pool as described in the preceding paragraph, that removal or addition will be noted in the current report.

                             The Seller and Servicer

General

         [NAME OF SELLER/SERVICER] is the seller and servicer for all of the loans in the pool. The seller is engaged in the mortgage banking business, including the origination, purchase, sale and servicing of residential loans.

         The certificates do not represent an interest in or an obligation of the seller or the servicer. The seller's only obligations with respect to the certificates will be pursuant to certain limited representations and warranties made by the seller or as otherwise provided herein.

         The seller maintains its executive and principal offices at [_____________________]. Its telephone number is ([___]) [_____________].

         The servicer will be responsible for servicing the assets in accordance with the its program guide and the terms of the pooling and servicing agreement. The custodian will be [________].

Delinquency and Loss Experience of the Servicer's Portfolio

         The following tables summarize the delinquency and loss experience for all ____________ loans originated by the servicer. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the loans in the pool will be similar to that described below.

         As used in this prospectus supplement, a loan is considered to be "30 to 59 days" or "30 or more days" delinquent when a payment due on any due date remains unpaid as of the close of business on the next following monthly due date. However, since the determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month, a loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would still be considered current as of July 31. If that payment remained unpaid as of the close of business on August 31, the loan would then be considered to be 30 to 59 days delinquent. Delinquency information presented in this prospectus supplement as of the cut-off date is determined and prepared as of the close of business on the last business day immediately prior to the cut-off date.

         There can be no assurance that the delinquency experience described below will be representative of the results that may be experienced with respect to the loans in the pool.

                         Delinquency and Loss Experience

                                             Portfolio Delinquency Experience (1)
=============================================================================================================================
                            At December 31, 2001     At December 31, 2000      At December 31, 1999      At December 31, 1998
                             $ Loans      % by $      $ Loans      % by $       $ Loans       % by $      $ Loans      % by $
                             -------      ------      -------      ------       -------       ------      -------      ------
Number of Loans
Total Portfolio

Period of Delinquency
   30-59 Days
   60-89 Days
   90+ Days

Total Loans

Foreclosure
Foreclosed
Total Loans in
Foreclosure

Total Delinquent Loans
                            =================================================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                         Portfolio Loss and Foreclosure Experience (1)
=============================================================================================================================
                            At December 31, 2001     At December 31, 2000      At December 31, 1999      At December 31, 1998
                             $ Loans      % by $      $ Loans      % by $       $ Loans       % by $      $ Loans      % by $
                             -------      ------      -------      ------       -------       ------      -------      ------
Number of Loans
Total Portfolio

Total Loans in
Foreclosure

Net Chargeoffs for Period
                            =================================================================================================

(1) Performing loans in bankruptcy are not included in delinquency statistics.

                         Description of the Certificates

General

         The Series 200_ - __ [Manufactured Housing Contract][Mortgage][Asset] -Backed Pass-Through Certificates will include the following three classes of Class A Certificates:

         o  Class A-1 Certificates, or the Adjustable Rate Certificates

         o  Class A-2 Certificates; and

         o Class A-3 Certificates, or the Lockout Certificates; and together with the Class A-2 Certificates, the Fixed Rate Certificates

         In addition to the Class A Certificates, the Series -__ [Manufactured Housing Contract][Mortgage][Asset]-Backed Pass-Through Certificates will also include two classes of certificates which are designated as the Class SB Certificates and Class R Certificates. Only the Class A Certificates are offered by this prospectus supplement. See "Glossary" in the prospectus for the meanings of capitalized terms and acronyms not otherwise defined in this prospectus supplement.

         The certificates will evidence the entire beneficial ownership interest in the trust fund. The trust fund will consist of:

         o  the loans

         o the assets as from time to time that are identified as deposited in respect of the loans in the Custodial Account and in the Payment Account and belonging to the trust fund

         o property acquired by foreclosure of the loans or deed in lieu of foreclosure

         o any applicable primary insurance policies and primary hazard insurance policies

         o  the financial guaranty insurance policy; and

         o  all proceeds of any of the foregoing.

         The Class A Certificates will be available only in book-entry form through facilities of The Depository Trust Company. The Class A Certificates will be issued, maintained and transferred on the book-entry records of DTC and its participants. The Class A Certificates will be issued in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.

         The Class A Certificates will be represented by one or more certificates registered in the name of the nominee of DTC. The depositor has been informed by DTC that DTC's nominee will be Cede & Co. No beneficial owner will be entitled to receive a certificate of any class in fully registered form, a definitive certificate, except as described in this prospectus supplement under "--Book-Entry Registration of Certain of the Offered Certificates-- Definitive

Certificates." Unless and until definitive certificates are issued for the Class A Certificates under the limited circumstances described in this prospectus supplement:

         o all references to actions by certificateholders with respect to the Class A Certificates shall refer to actions taken by DTC upon instructions from its participants, and

         o all references in this prospectus supplement to distributions, notices, reports and statements to certificateholders with respect to the Class A Certificates shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Class A Certificates, for distribution to beneficial owners by DTC in accordance with DTC procedures.

Book-Entry Registration of Certain of the Offered Certificates

         General. Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the Class A Certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal of and interest on the Class A Certificates from the paying agent through DTC and participants. Accordingly, beneficial owners may experience delays in their receipt of payments. Unless and until definitive certificates are issued for the Class A Certificates, it is anticipated that the only registered certificateholder of the Class A Certificates will be Cede, as nominee of DTC. Beneficial owners will not be recognized by the trustee or the servicer as certificateholders, as the term is used in the pooling and servicing agreement, and beneficial owners will be permitted to receive information furnished to certificateholders and to exercise the rights of certificateholders only indirectly through DTC, its participants and indirect participants.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of the Class A Certificates among participants and to receive and transmit distributions of principal of, and interest on, the Class A Certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the Class A Certificates similarly are required to make book-entry transfers and receive and transmit distributions on behalf of their respective beneficial owners. Accordingly, although beneficial owners will not possess physical certificates evidencing their interests in the Class A Certificates, DTC's rules provide a mechanism by which beneficial owners, through their participants and indirect participants, will receive distributions and will be able to transfer their interests in the Class A Certificates.

         None of the depositor, the servicer or the trustee will have any liability for any actions taken by DTC or its nominee, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Class A Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Definitive Certificates. Definitive certificates will be issued to beneficial owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions described in the prospectus under "Description of the Securities--Form of Securities."

         Upon the occurrence of an event described in the prospectus in the third paragraph under "Description of the Securities--Form of Securities," the trustee is required to notify, through DTC, participants who have ownership of Class A Certificates as indicated on the records of DTC of the availability of definitive certificates for their Class A Certificates. Upon surrender by DTC of the definitive certificates representing the Class A Certificates and upon receipt of instructions from DTC for re-registration, the trustee will reissue the Class A Certificates as definitive certificates issued in the respective principal amounts owned by individual beneficial owners, and thereafter the trustee and the servicer will recognize the holders of the definitive certificates as certificateholders under the pooling and servicing agreement.

         For additional information regarding DTC and the DTC registered certificates, see "Description of the Securities--Form of Securities" in the prospectus.

Glossary of Terms

         The following terms are given the meanings shown below to help describe the cash flows on the certificates:

         Accrued Certificate Interest - For any distribution date and class of Class A Certificates, an amount equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of the certificates of that class immediately prior to that distribution date at the related pass-through rate less interest shortfalls, if any, allocated thereto for that distribution date, to the extent not covered with respect to the Class A Certificates by the subordination provided by the Class SB Certificates including:

               (i) any Prepayment Interest Shortfall to the extent not covered by the servicer as described in this prospectus supplement under "Description of the Certificates--Interest Distributions";

               (ii) the interest portions of Realized Losses, including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses, and Extraordinary Losses not allocated through subordination;

               (iii) the interest portion of any Advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses; and

               (iv) any other interest shortfalls not covered by subordination, including interest shortfalls relating to the Soldiers' and Sailors' Civil Relief Act of 1940, or Relief Act, or similar legislation or regulations, all allocated as described below.

Any reductions will be allocated among the holders of all classes of certificates in proportion to the respective amounts of Accrued Certificate Interest that would have been payable on that distribution date absent these reductions. In the event that any shortfall described in the immediately preceding four clauses above is allocated to the offered certificates, or the Available Distribution Amount on any distribution date is less than the Interest Distribution Amount due on any distribution date, the amount of any shortfall will be drawn under the financial guaranty insurance policy and distributed to the holders of the Class A Certificates. Notwithstanding the foregoing, if payments are not made as required under the financial guaranty insurance policy, any interest shortfalls may be allocated to the Class A Certificates as described above. See "--Financial Guaranty Insurance Policy" below. Accrued Certificate Interest on each class of Class A Certificates will be distributed on a pro rata basis. Accrued Certificate Interest on the Class A-2 and Class A-3 Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest on the Class A-1 Certificates will be calculated on the basis of the actual number of days in the Interest Accrual Period and a 360-day year.

         Available Distribution Amount - For any distribution date, an amount equal to:

         o the aggregate amount of scheduled payments on the loans due on the related due date and received on or prior to the related determination date, after deduction of the related servicing fees and any subservicing fees, which are collectively referred to as the servicing fees, and the premium payable on the financial guaranty insurance policy;

         o all unscheduled payments, including mortgagor prepayments on the loans, Insurance Proceeds, Liquidation Proceeds and proceeds from repurchases of and substitutions for the mortgage loans occurring during the preceding calendar month; and

         o all Advances made for that distribution date, in each case net of amounts reimbursable therefrom to the servicer and any subservicer.

         In addition to the foregoing amounts, with respect to unscheduled collections, not including mortgagor prepayments, the servicer may elect to treat such amounts as included in the Available Distribution Amount for the distribution date in the month of receipt, but is not obligated to do so. As described in this prospectus supplement under "--Principal Distributions on the Class A Certificates," any amount with respect to which such election is so made shall be treated as having been received on the last day of the preceding calendar month for the purposes of calculating the amount of principal and interest distributions to any class of certificates. With respect to any distribution date, the due date is the first day of the month in which that distribution date occurs and the determination date is the 20th day of the month in which that distribution date occurs or, if that day is not a business day, the immediately succeeding business day.

         On any distribution date, the policy premium rate is equal to one-twelfth of the product of the percentage specified in the Insurance and Indemnity Agreement, dated as of ______, ____ among the financial guaranty insurer, the depositor, the trustee, the seller and the servicer, and the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date.

         Certificate Principal Balance - For any Class A Certificate as of any date of determination, an amount equal to the initial Certificate Principal Balance of that certificate, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to that certificate, including amounts paid pursuant to the financial guaranty insurance policy, and (b) any reductions in the Certificate Principal Balance of that certificate deemed to have occurred in connection with allocations of Realized Losses in the manner described in this prospectus supplement, other than any amounts that have been paid pursuant to the financial guaranty insurance policy.

         Cumulative Insurance Payments - The aggregate of any payments made with respect to the Class A Certificates by the financial guaranty insurer under the financial guaranty insurance policy.

         Excess Bankruptcy Losses - Bankruptcy Losses in excess of the Bankruptcy Amount.

         Excess Cash Flow-On any distribution date, the excess of the Available Distribution Amount over the sum of (a) the Interest Distribution Amount and (b) the sum of the amounts described in clauses [ ] of the definition of Principal Distribution Amount.

         Excess Fraud Losses - Fraud Losses in excess of the Fraud Loss Amount.

         Excess Special Hazard Losses - Special Hazard Losses in excess of the Special Hazard Amount.

         Excess Subordinated Amount - On any distribution date, the excess, if any, of (a) the Subordinated Amount on such distribution date over (b) the Targeted Subordinated Amount.

         Final Disposition - A Final Disposition is deemed to have occurred upon a determination by the servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the servicer reasonably and in good faith expects to be finally recoverable with respect to a defaulted mortgage loan.

         Interest Accrual Period - For the Class A-2 and Class A-3 Certificates, the calendar month preceding the month in which the distribution date occurs. For the Class A-1 Certificates, (a) for the distribution date in __________, ___, the period commencing on the closing date and ending on the day preceding the distribution date in ________ ___, and (b) with respect to any distribution date after the distribution date in _________ ___, the period commencing on the distribution date in the month immediately preceding the month in which the distribution date occurs and ending on the day preceding the distribution date.

         Interest Distribution Amount - The aggregate amount of Accrued Certificate Interest to be distributed to the holders of the Class A Certificates for that distribution date.

         Lockout Prepayment Percentage - For any distribution date occurring prior to the distribution date in , 0%. For any distribution date occurring after the first five years following the closing date, a percentage determined as follows:

         o for any distribution date during the sixth year after the closing date, 30%;

         o for any distribution date during the seventh year after the closing date, 40%;

         o for any distribution date during the eighth year after the closing date, 60%;

         o for any distribution date during the ninth year after the closing date, 80%; and

         o  for any distribution date thereafter, 100%.

         Lockout Scheduled Percentage - For any distribution date occurring prior to the distribution date in _____________, 0% and for any distribution date thereafter, 100%.

         Principal Distribution Amount -On any distribution date, the lesser of
(a) the balance of the Available Distribution Amount remaining after the Interest Distribution Amount has been distributed and (b) the sum of:

               (1) the principal portion of all scheduled monthly payments on the mortgage loans received or advanced with respect to the related due period;

               (2) the principal portion of all proceeds of the repurchase of mortgage loans or, in the case of a substitution, amounts representing a principal adjustment as required by the pooling and servicing agreement during the preceding calendar month;

               (3) the principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month or deemed to be received during the preceding calendar month including, without limitation, full and partial prepayments made by the respective mortgagors, to the extent not distributed in the preceding month;

               (4) the principal portion of any Realized Losses incurred on the mortgage loans for the preceding calendar month to the extent payable from Excess Cash Flow on such distribution date; and

               (5) the Subordination Increase Amount for such distribution date.

         Subordinated Amount - On any distribution date, the excess, if any, of
(a) the aggregate Stated Principal Balances of the mortgage loans after giving effect to distributions of principal to be made on such distribution date over
(b) the Certificate Principal Balance of the Class A Certificates as of such date, after taking into account the payment to the Class A Certificates of the amounts described in clauses [ ] of the definition of Principal Distribution Amount on such distribution date.

         Subordination Increase Amount - On any distribution date, any amount of Excess Cash Flow actually applied as an accelerated payment of principal on the Class A Certificates.

         Subordination Reduction Amount - On any distribution date, the lesser of (a) the Excess Subordinated Amount and (b) the amount available for distribution specified in clauses [ ] of the definition of Principal Distribution Amount.

         Targeted Subordinated Amount - On any distribution date, the required level of the Subordinated Amount, as set forth in the pooling and servicing agreement.

Distributions

         Distributions on the Class A Certificates will be made by the trustee on the [__]th day of each month or, if that day is not a business day, then the next succeeding business day, commencing in _______ 200__. Distributions on the certificates will be made to the persons in whose names the certificates are registered at the close of business on the day prior to each distribution date or, if the certificates are no longer DTC registered certificates, on the record date. See "Description of the Securities--Distributions of Principal and Interest on the Securities" in the prospectus. Distributions will be made by check or money order mailed, or upon the request of a certificateholder owning Class A Certificates having denominations, aggregating at least $1,000,000, by wire transfer or otherwise, to the address of the person entitled to the distribution, which, in the case of DTC registered certificates, will be DTC or its nominee, as it appears on the trustee's register in amounts calculated as described in this prospectus supplement on the determination date. However, the final distribution relating to the certificates will be made only upon presentation and surrender thereof at the office or the agency of the trustee specified in the notice to certificateholders of the final distribution. A business day is any day other than:

         o  a Saturday or Sunday or

         o a day on which banking institutions in the State of [California, New York, Kansas, or Delaware] are required or authorized by law to be closed.

Interest Distributions

         Holders of each class of Class A Certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on that class on each distribution date, to the extent of the Available Distribution Amount for that distribution date, commencing on the first distribution date in the case of all classes of Class A Certificates entitled to interest distributions.

         Prepayment Interest Shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the related mortgage loans as of the due date in the month of prepayment.

         However, on any distribution date, any Prepayment Interest Shortfalls resulting from prepayments in full during the preceding calendar month will be offset by the servicer, but only to the extent those Prepayment Interest Shortfalls do not exceed the amount of the servicing fee due on such distribution date. Prepayment Interest Shortfalls resulting from partial prepayments will not be offset by the servicer from servicing compensation or otherwise. No assurance can be given that the servicing compensation available to cover Prepayment Interest Shortfalls will be sufficient therefor. See "Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

         [If on any distribution date the Available Distribution Amount is less than Accrued Certificate Interest on the Class A Certificates for that distribution date, the shortfall will be allocated among the holders of all classes of Class A Certificates in proportion to the respective amounts of Accrued Certificate Interest for that distribution date. In addition, the amount of any such interest shortfalls that are covered by subordination, specifically, interest shortfalls not described in the definition of Available Distribution Amount preceding paragraph, will be unpaid Accrued Certificate Interest and will be distributable to holders of the certificates of those classes entitled to those amounts on subsequent distribution dates, in each case to the extent of available funds after interest distributions as required in this prospectus supplement.

         These shortfalls could occur, for example, if delinquencies on the mortgage loans were exceptionally high and were concentrated in a particular month and Advances by the servicer did not cover the shortfall. Any amounts so carried forward will not bear interest. Any interest shortfalls will not be offset by a reduction in the servicing compensation of the servicer or otherwise, except to the limited extent described in the preceding paragraph with respect to Prepayment Interest Shortfalls resulting from prepayments in full.

         The pass-through rates on all classes of Class A Certificates, other than the Class A-1 Certificates, are fixed and are listed on page S-__ of this prospectus supplement.

         The pass-through rates on the Class A-1 Certificates are calculated as follows:

         The pass-through rate on the Class A-1 Certificates with respect to the initial Interest Accrual Period is __% per annum, and as to any Interest Accrual Period thereafter, will be a per annum rate equal to __% plus the arithmetic mean of the London interbank offered rate quotations for one-month Eurodollar deposits, determined monthly as described in this prospectus supplement, with a maximum rate of __% per annum and a minimum rate of __% per annum.

         The pass-through rates on the Class A-1 Certificates for the current and immediately preceding Interest Accrual Period may be obtained by telephoning the trustee at __________.]

         [The pass-through rates on all classes of the Class A Certificates will increase by __% per annum for each distribution date after the first distribution date on which the servicer and the depositor are permitted to exercise their option to purchase the mortgage loans from the trust as described under "Pooling and Servicing Agreement--Termination," in this prospectus supplement. Notwithstanding the foregoing, the pass-through rates on the Class A Certificates will not increase as described above if proceeds for optional termination are available for payment to the certificateholders on or prior to any distribution date.]

         As described in this prospectus supplement, the Accrued Certificate Interest allocable to each class of certificates is based on the Certificate Principal Balance of that class.

Determination of LIBOR

         LIBOR for any Interest Accrual Period after the initial Interest Accrual Period will be determined as described in the three succeeding paragraphs.

         On each distribution date, LIBOR shall be established by the trustee and as to any Interest Accrual Period, LIBOR will equal the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 of the Bridge Telerate Capital Markets Report as of

11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of that Interest Accrual Period--the LIBOR rate adjustment date. Telerate Screen Page 3750 means the display designated as page 3750 on the Telerate Service or any other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks. If the rate does not appear on that page or any other page as may replace that page on that service, or if the service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the trustee after consultation with the servicer, the rate will be the reference bank rate.

         The reference bank rate will be determined on the basis of the rates at which deposits in the U.S. Dollars are offered by the reference banks, which shall be three major banks that are engaged in transactions in the London interbank market, selected by the trustee after consultation with the servicer. The reference bank rate will be determined as of 11:00 A.M., London time, on the day that is one LIBOR business day prior to the immediately preceding distribution date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-1 Certificates then outstanding. The trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the trustee after consultation with the servicer, as of 11:00 A.M., New York City time, on that date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-1 Certificates then outstanding. If no quotations can be obtained, the rate will be LIBOR for the prior distribution date, or in the case of the first LIBOR rate adjustment date, ____% with respect to the Class A-1 Certificates; provided however, if, under the priorities listed previously in this paragraph, LIBOR for a distribution date would be based on LIBOR for the previous distribution date for the third consecutive distribution date, the trustee shall select an alternative comparable index over which the trustee has no control, used for determining one-month Eurodollar lending rates that is calculated and published or otherwise made available by an independent party. LIBOR business day means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

         The establishment of LIBOR by the trustee and the trustee's subsequent calculation of the pass-through rates applicable to the Class A-1 Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

Principal Distributions on the Class A Certificates

         Except as provided below, holders of the Class A Certificates will be entitled to receive on each distribution date, in the priority described in this prospectus supplement and to the extent of the portion of the Available Distribution Amount remaining after the distribution of the Interest Distribution Amount is distributed, a distribution allocable to principal equal to the Principal Distribution Amount.

         Distributions of principal on the Class A Certificates on each distribution date will be made, after distribution of the Interest Distribution Amount, as follows:

               (i) the Principal Distribution Amount to the Class A-3 Certificates in reduction of its Certificate Principal Balance, until its Certificate Principal Balance has been reduced to zero, an amount equal to the sum of the following:

                     (A) the Lockout Scheduled Percentage of the Class A-3
               Certificates' pro rata share, based on its Certificate Principal Balance relative to the aggregate Certificate Principal Balance of all classes of Certificates, of the aggregate of the amounts described in clauses [ ] of the definition of Principal Distribution Amount; and

                     (B) the Lockout Prepayment Percentage of the Class A-3
               Certificates' pro rata share, based on its Certificate Principal Balance relative to the aggregate Certificate Principal Balance of all classes of Class A Certificates, of the aggregate of the amounts described in clause [ ] of the definition of Principal Distribution Amount;

provided that if the aggregate of the amounts set forth in the definition of Principal Distribution Amount is more than the balance of the Available Distribution Amount remaining after the Interest Distribution Amount has been distributed, the amount paid to the Class A-3 Certificates under this clause (i) shall be reduced by an amount equal to the Class A-3 Certificates' pro rata share, based on its aggregate Certificate Principal Balance relative to the aggregate Certificate Principal Balance of the Class A Certificates of that difference; and

               (ii) the balance of the Principal Distribution Amount remaining after the distributions, if any, described in clause (i) above shall be distributed in the following order of priority:

                     (A) first, concurrently, Class A-1 and Class A-2
               Certificates, on a pro rata basis, until their Certificate Principal Balances have been reduced to zero; and

                     (B) second, to the Class A-3 Certificates until its
               Certificate Principal Balance has been reduced to zero.]

         On each distribution date, the financial guaranty insurer shall be entitled to receive, after payment to the Class A Certificateholders of the Interest Distribution Amount and the Principal Distribution Amount for such distribution date, but before application of any Subordination Increase Amount, from the Excess Cash Flow to the extent available therefor, the aggregate of any payments made with respect to the Class A Certificates by the financial guaranty insurer under the financial guaranty insurance policy to the extent not previously reimbursed, plus interest thereon.

Overcollateralization Provisions

         The pooling and servicing agreement requires that, on each distribution date, Excess Cash Flow, if any, be applied on such distribution date as an accelerated payment of principal on the Class A Certificates, but only as follows: the Excess Cash Flow for any distribution date will derive primarily from the amount of interest accrued on the loans in excess of the sum of (a) interest at the related pass-through rates on the Certificate Principal Balances of the Class A Certificates, (b) the premium payable on the financial guaranty insurance policy in respect of the loans and (c) accrued servicing fees in respect of the loans, in each case in respect of such distribution date. Excess Cash Flow will be applied on any distribution date as follows:

         o first, to pay to the holders of the Class A Certificates the principal portion of Realized Losses incurred on the loans for the preceding calendar month;

         o second,[ to pay to the financial guaranty insurer any Cumulative Insurance Payments;]

         o  third, to pay any Subordination Increase Amount;

         o fourth, to pay the holders of the Class A Certificates the amount of any Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Servicing Fee payable on such distribution date;

         o fifth, to pay the holders of the Class A Certificates any Prepayment Interest Shortfalls remaining unpaid from prior distribution dates together with interest thereon; and

         o sixth, to pay to the holders of the Class SB Certificates and Class R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

The application of Excess Cash Flow to the payment of principal on the Class A Certificates has the effect of accelerating the amortization of the Class A Certificates relative to the amortization of the mortgage loans.

         The pooling and servicing agreement requires that the Excess Cash Flow, to the extent available as described above, will be applied as an accelerated payment of principal on the Class A Certificates to the extent that the Targeted Subordinated Amount exceeds the Subordinated Amount as of such distribution date.

         Subordination Reduction Amount: In the event that the Targeted Subordinated Amount is permitted to decrease or "step down" on a distribution date in the future, a portion of the principal that would otherwise be distributed to the holders of the Class A Certificates on such distribution date shall not be distributed to the holders of the Class A Certificates on such distribution date. This has the effect of decelerating principal distributions to the Class A Certificates relative to the amortization of the loans, and of reducing the Subordinated Amount. If, on any distribution date, the Excess Subordinated Amount is, or, after taking into account all other distributions to be made on such distribution date would be, greater than zero (i.e., the Subordinated Amount is or would be greater than the Targeted Subordinated Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the Class A Certificates on such distribution date shall instead be distributed to the holders of the Class SB Certificates in an amount equal to the Subordination Reduction Amount for such distribution date.

Financial Guaranty Insurance Policy

         [The following summary of the terms of the financial guaranty insurance policy does not purport to be complete and is qualified in its entirety by reference to the financial guaranty insurance policy. The following information regarding the financial guaranty insurance policy has been supplied by the financial guaranty insurer for inclusion in this prospectus supplement.

         Glossary of Terms: As used in this section and in the financial guaranty insurance policy, the following terms shall have the following meanings:

         o Agreement - The pooling and servicing agreement, dated as of _________, _____, among the depositor, the seller, the servicer and the trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the financial guaranty insurer.

         o Business Day - Any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the trustee under the Agreement or the financial guaranty insurer is located are authorized or obligated by law or executive order to close.

         o Deficiency Amount - For the related Class A Certificates as of any distribution date, (i) any shortfall in amounts available in the Payment Account to pay interest accrued during the Interest Accrual Period on the Certificate Principal Balance of the Class A Certificates at the applicable Pass-Through Rate, net of any interest shortfalls relating to the Relief Act and any Prepayment Interest Shortfalls allocated to the Class A Certificates, (ii) the principal portion of any Realized Loss allocated to the Class A Certificates and (iii) the Certificate Principal Balance of the Class A Certificates to the extent unpaid on the final distribution date or earlier termination of the trust fund pursuant to the terms of the Agreement. For purposes of determining the Deficiency Amount, the final distribution date will be the distribution date in
            ____________.

         o Holder - Any person who is the registered or beneficial owner of any Class A Certificate and who, on the applicable distribution date, is entitled under the terms of the Class A Certificates to payment thereunder.

         o  Insured Amount - As of any distribution date, any Deficiency Amount.

         o Notice - The telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the financial guaranty insurance policy, the original of which is subsequently delivered by registered or certified mail from the trustee specifying the Insured Amount which shall be due and owing on the applicable distribution date.

         Capitalized terms used in the financial guaranty insurance policy and not otherwise defined in the financial guaranty insurance policy shall have the meanings set forth in the Agreement as of the date of execution of the financial guaranty insurance policy, without giving effect to any subsequent amendment to or modification of the Agreement unless the amendment or modification has been approved in writing by the financial guaranty insurer.

         The financial guaranty insurer, in consideration of the payment of the premium and subject to the terms of the related financial guaranty insurance policy, thereby unconditionally and irrevocably guarantees to any Holder that an amount equal to each full and complete Insured Amount will be paid to the trustee or its successor, as trustee for the Holders. The financial guaranty insurer's obligations under each financial guaranty insurance policy for a particular Insured Amount shall be discharged to the extent funds equal to the applicable Insured Amount are received by the trustee, whether or not such funds are properly applied by the trustee. Insured Amounts shall be paid only at the time set forth in each financial guaranty insurance policy, and no accelerated Insured Amounts shall be paid regardless of any acceleration of the Class A Certificates, unless such acceleration is at the sole option of the financial guaranty insurer. The financial guaranty insurance policy does not cover any interest shortfalls relating to the Relief Act or Prepayment Interest Shortfalls.

         Notwithstanding the foregoing paragraph, the financial guaranty insurance policy does not cover shortfalls, if any, attributable to the liability of the trust fund, any REMIC or the trustee for withholding taxes, if any, including interest and penalties in respect of any such liability.

         The financial guaranty insurer will pay any amounts payable under the financial guaranty insurance policy no later than 12:00 noon, New York City time, on the later of the distribution date on which the related Deficiency Amount, as defined below, is due or the Business Day following receipt in New York, New York on a Business Day of a Notice; provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received is not in proper form or is otherwise insufficient for the purpose of making a claim under the financial guaranty insurance policy it shall be deemed not to have been received for purposes of this paragraph, and the financial guaranty insurer shall promptly so advise the trustee and the trustee may submit an amended Notice.

         Insured Amounts due under the financial guaranty insurance policy, unless otherwise stated in the financial guaranty insurance policy, are to be disbursed by the financial guaranty insurer to the trustee on behalf of the Holders by wire transfer of immediately available funds in the amount of the Insured Amount.

         The financial guaranty insurance policy is being issued under and pursuant to and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         The financial guaranty insurance policy is not cancelable for any reason. The premium on the financial guaranty insurance policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the related Class A Certificates.]

Allocation of Losses; Subordination

         Subject to the terms thereof, the financial guaranty insurance policy will cover all Realized Losses allocated to the Class A Certificates. If payments are not made as required under the financial guaranty insurance policy, Realized Losses will be allocable to the Class A Certificates based on the following priorities.

         The subordination provided to the Class A Certificates by the Class SB Certificates will cover Realized Losses on the mortgage loans that are Defaulted Mortgage Losses, Fraud Losses, Bankruptcy Losses and Special Hazard Losses. Any Realized Losses which are not Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses will be allocated as follows:

         o  first, to the Excess Cash Flow for the related distribution date;
            and

         o  second, to the Class SB Certificates

and the remainder of the Realized Losses among all the remaining classes of Class A Certificates on a pro rata basis.

         Any allocation of a Realized Loss, other than a Debt Service Reduction, to a certificate will be made by reducing:

         o its Certificate Principal Balance, in the case of the principal portion of the Realized Loss, in each case until the Certificate Principal Balance of that class has been reduced to zero, and

         o the Accrued Certificate Interest thereon, in the case of the interest portion of the Realized Loss, by the amount so allocated as of the distribution date occurring in the month following the calendar month in which the Realized Loss was incurred.

In addition, any allocation of a Realized Loss to a Class A Certificate may also be made by operation of the payment priority to the Class A Certificates described under "--Principal Distributions on the Class A Certificates" in this prospectus supplement.

         As used in this prospectus supplement, subordination refers to the provisions discussed above for the sequential allocation of Realized Losses among the various classes, as well as all provisions effecting those allocations including the priorities for distribution of cash flows in the amounts described in this prospectus supplement.

         As described in the prospectus, in some circumstances the servicer may permit a servicing modification--the modification of a defaulted mortgage loan to reduce the applicable mortgage rate or to reduce its outstanding principal amount. Any principal reduction of this type shall constitute a Realized Loss at the time of the reduction, and the amount by which each monthly payment is reduced by any mortgage rate reduction shall constitute a Realized Loss in the month in which each such reduced monthly payment is due.

         Servicing modification reductions shall be allocated when incurred, as provided above, in the same manner as other Realized Losses as described in this prospectus supplement. Any Advances made on any mortgage loan will be reduced to reflect any related servicing modifications previously made. The mortgage rate and Net Loan Rate as to any mortgage loan will be deemed not reduced by any servicing modification, so that the calculation of Accrued Certificate Interest payable on the Class A Certificates will not be affected by the servicing modification.

         Any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses, Extraordinary Losses or other losses of a type not covered by subordination will be allocated on a pro rata basis among the Class A Certificates and in an aggregate amount equal to the percentage of that loss equal to the then aggregate Certificate Principal Balance of the Class A Certificates divided by the then aggregate Stated Principal Balance of the mortgage loans, in each case subject to the limitations set forth in the pooling and servicing agreement, and the remainder of the Realized Losses will be allocated to the Class SB Certificates.

         An allocation of a Realized Loss on a "pro rata basis" among two or more classes of certificates means an allocation to each of those classes of certificates on the basis of its then outstanding Certificate Principal Balance prior to giving effect to distributions to be made on that distribution date in the case of an allocation of the principal portion of a Realized Loss, or based on the Accrued Certificate Interest thereon in respect of that distribution date in the case of an allocation of the interest portion of a Realized Loss.

         In order to maximize the likelihood of distribution in full of the Interest Distribution Amount and Principal Distribution Amount, on each distribution date, holders of Class A Certificates have a right to distributions of the Available Distribution Amount that is prior to the rights of the holders of the Class SB Certificates and Class R Certificates, to the extent necessary to satisfy the Interest Distribution Amount and Principal Distribution Amount.

         The Special Hazard Amount shall initially be equal to $____. As of any date of determination following the cut-off date, the Special Hazard Amount shall equal $____ less the sum of (A) any amounts allocated through subordination relating to Special Hazard Losses and (B) the Adjustment Amount. The Adjustment Amount will be equal to an amount calculated under the terms of the pooling and servicing agreement.

         The Fraud Loss Amount shall initially be equal to $____. As of any date of determination after the cut-off date, the Fraud Loss Amount shall equal (X) prior to the third anniversary of the cut-off date an amount equal to ____% of the aggregate principal balance of all of the mortgage loans as of the cut-off date minus the aggregate amounts allocated through Subordination for Fraud Losses up to that date of determination and (Y) from the third to the fifth anniversary of the cut-off date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the cut-off date and (b) ____% of the aggregate principal balance of all of the mortgage loans as of the most recent anniversary of the cut-off date minus (2) the aggregate amounts allocated through subordination for Fraud Losses since the most recent anniversary of the cut-off date up to that date of determination. On and after the fifth anniversary of the cut-off date, the Fraud Loss Amount shall be zero and Fraud Losses shall not be allocated through subordination.

         The Bankruptcy Amount will initially be equal to $____. As of any date of determination on or after the first anniversary of the cut-off date, the Bankruptcy Amount will equal the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount as of the business day next preceding the most recent anniversary of the cut-off date and (b) an amount calculated under the terms of the pooling and servicing agreement, which amount as calculated will provide for a reduction in the Bankruptcy Amount, over (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class SB Certificates through subordination since that anniversary.

         Realized Losses allocated to the Class A Certificates will be covered by the financial guaranty insurance policy. In the event payments are not made as required under such policy, these losses will be borne by the holders of the Class A Certificates.

         With respect to any defaulted mortgage loan that is finally liquidated, through foreclosure sale, disposition of the related mortgaged property if acquired on behalf of the certificateholders by deed in lieu of foreclosure, or otherwise, the amount of loss realized, if any, will equal the portion of the Stated Principal Balance remaining, if any, plus its interest through the last day of the month in which that mortgage loan was finally liquidated, after application of all amounts recovered, net of amounts reimbursable to the servicer or the subservicer for expenses, including attorneys' fees, towards interest and principal owing on the mortgage loan.

         Notwithstanding the foregoing, the provisions relating to subordination will not be applicable in connection with a Bankruptcy Loss so long as the servicer has notified the trustee in writing that:

         o the servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related mortgage loan and

         o  either:

            o the related mortgage loan is not in default with regard to payments due thereunder or

            o delinquent payments of principal and interest under the related mortgage loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments relating to that mortgage loan are being advanced on a current basis by the servicer or a subservicer.

         The Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount may be further reduced as described in the prospectus under "Description of Credit Enhancement--Subordination."

Advances

         Prior to each distribution date, the servicer is required to make Advances which were due on the loans on the immediately preceding due date and delinquent on the business day next preceding the related determination date.

         These Advances are required to be made only to the extent they are deemed by the servicer to be recoverable from related late collections, Insurance Proceeds or Liquidation Proceeds. The purpose of making these Advances is to maintain a regular cash flow to the certificateholders, rather than to guarantee or insure against losses. The servicer will not be required to make any Advances for reductions in the amount of the monthly payments on the mortgage loans due to Debt Service Reductions or the application of the Relief Act or similar legislation or regulations. Any failure by the servicer to make an Advance as required under the pooling and servicing agreement will constitute an event of default thereunder, in which case the trustee, as successor servicer, will be obligated to make any Advance, in accordance with the terms of the pooling and servicing agreement.

         All Advances will be reimbursable to the servicer on a first priority basis from either (a) late collections, Insurance Proceeds and Liquidation Proceeds from the loan as to which such unreimbursed Advance was made or (b) as to any Advance that remains unreimbursed in whole or in part following the final liquidation of the related loan, from any amounts otherwise distributable on any of the Class A Certificates.

                         The Financial Guaranty Insurer

         The following information has been supplied by the financial guaranty insurer for inclusion in this prospectus supplement. No representation is made by the depositor, the underwriters or any of their affiliates as to the accuracy or completeness of such information.

                            [                          ]

                   Certain Yield and Prepayment Considerations

General

         The yields to maturity and the aggregate amount of distributions on the Class A Certificates will be affected by the rate and timing of principal payments on the loans, the amount and timing of mortgagor defaults resulting in Realized Losses and by adjustments to the mortgage rates. The rate of default of loans secured by second liens may be greater than that of loans secured by first liens. The yields may be adversely affected by a higher or lower than anticipated rate of principal payments on the loans in the trust fund. The rate of principal payments on the loans will in turn be affected by the amortization schedules of the loans, the rate and timing of mortgagor prepayments on the loans by the mortgagors, liquidations of defaulted loans and repurchases of loans due to breaches of some representations and warranties.

         The timing of changes in the rate of prepayments, liquidations and repurchases of the loans may, and the timing of Realized Losses will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In addition, the rate of prepayments of the loans and the yield to investors on the certificates may be affected by refinancing programs, which may include general or targeted solicitations, as described under "Maturity and Prepayment Considerations" in the prospectus. Since the rate and timing of principal payments on the loans will depend on future events and on a variety of factors, as described in this prospectus supplement and in the prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations," no assurance can be given as to the rate or the timing of principal payments on the Class A Certificates.

         The amount of Excess Cash Flow may be adversely affected by the prepayment of loans with higher mortgage rates. Any reduction of this type will reduce the amount of Excess Cash Flow that is available to cover Realized Losses, increase overcollateralization on the related classes of Class A Certificates and cover Prepayment Interest Shortfalls, to the extent and in the manner described in this prospectus supplement. See "Description of the Asset Pool--General," "Description of the Certificates--Overcollateralization Provisions" and "--Allocation of Losses; Subordination" in this prospectus supplement.

         The Class A Certificates are subject to various priorities for payment of principal as described in this prospectus supplement. Distributions of principal on classes of Class A Certificates having an earlier priority of payment will be affected by the rates of prepayment of the loans early in the life of the mortgage pool. The timing of commencement of principal distributions and the weighted average lives of classes of Class A Certificates with a later priority of payment will be affected by the rates of prepayment of the loans both before and after the commencement of principal distributions on those classes. In addition, the yield to maturity of the Class A Certificates will depend on whether, to what extent, and the timing with respect to which, Excess Cash Flow is used to accelerate payments of principal on the Class A Certificates or any Subordination Reduction Amount is released. See "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

         [A subservicer may allow the refinancing of a loan by accepting prepayments on the loan and permitting a new loan secured by a mortgage on the same property, which may be originated by the subservicer or the servicer or any of their respective affiliates or by an unrelated entity. In the event of such a refinancing, the new loan would not be included in the trust and, therefore, the refinancing would have the same effect as a prepayment in full of the related loan. A subservicer or the servicer may, from time to time, implement refinancing or modification programs designed to encourage refinancing. The programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. Targeted solicitations may be based on a variety of factors, including the credit of the borrower or the location of the mortgaged property. In addition, subservicers or the servicer may encourage assumptions of loans, including defaulted loans, under which creditworthy borrowers assume the outstanding indebtedness of those loans which may be removed from the trust. As a result of these programs, the rate of principal prepayments of the loans may be higher than would otherwise be the case, and, in some cases, the average credit or collateral quality of the loans remaining in the trust may decline.]

         The loans in most cases may be prepaid by the mortgagors at any time. However, in some circumstances, some of the loans will be subject to a prepayment charge. See "Description of the Asset Pool" in this prospectus supplement.

         Most of the loans contain due-on-sale clauses. As described under "Description of the Certificates--Principal Distributions on the Class A Certificates" in this prospectus supplement, during specified periods all or a disproportionately large percentage of principal prepayments on the loans will be allocated among the Class A Certificates, other than the Lockout Certificates, and during specified periods no principal prepayments on the loans will be distributed to the Lockout Certificates. Furthermore, if the Certificate Principal Balances of the Class A Certificates, other than the Lockout Certificates, have been reduced to zero, the Lockout Certificates may, under some circumstances, receive all mortgagor prepayments made during the preceding calendar month.

         Prepayments, liquidations and purchases of the loans will result in distributions to holders of the Class A Certificates of principal amounts which would otherwise be distributed over the remaining terms of the loans. Factors affecting prepayment, including defaults and liquidations, of loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates, solicitations and servicing decisions. In addition, if prevailing mortgage rates fell significantly below the mortgage rates on the loans, the rate of prepayments, including refinancings, would be expected to increase. Conversely, if prevailing mortgage rates rose significantly above the mortgage rates on the loans, the rate of prepayments on the loans would be expected to decrease. Furthermore, since loans secured by second liens are not generally viewed by borrowers as permanent financing and generally carry a high rate of interest, the loans secured by second liens may experience a higher rate of prepayment than traditional first lien loans. Prepayment of the related first lien may also affect the rate of prepayments in the loans.

         The rate of defaults on the loans will also affect the rate and timing of principal payments on the loans. In general, defaults on loans are expected to occur with greater frequency in their early years. The rate of default of loans secured by second liens is likely to be greater than that of loans secured by traditional first lien loans, particularly in the case of loans with high combined LTV ratios or low junior ratios. The rate of default on loans which are refinance or reduced documentation loans, and on loans with high LTV ratios, may be higher than for other types of loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the loans will be affected by the general economic condition of the region of the country in which the related mortgaged properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. See "Maturity and Prepayment Considerations" in the prospectus. In addition, because borrowers of Balloon Loans are required to make a relatively large single payment upon maturity, it is possible that the default risk associated with Balloon Loans is greater than that associated with fully-amortizing loans. See "Risk Factors" in this prospectus supplement.

         To the extent that any losses are incurred on any of the loans that are not covered by the Excess Cash Flow, a reduction in the Subordinated Amount or the financial guaranty insurance policy, holders of the Class A Certificates will bear the risk of losses resulting from default by mortgagors. See "Risk Factors--The return on your certificates will be reduced if losses exceed the credit enhancement available to your certificates" in this prospectus supplement. Even where the financial guaranty insurance policy covers all losses incurred on the loans, this coverage may accelerate principal payments on the Class A Certificates, thus reducing the weighted average life of the Class A Certificates.

         The periodic increase in interest paid by the mortgagor of a Buy-Down Loan may increase the risk of default with respect to the related loan. See "Yield Considerations" in the prospectus.

         The amount of interest otherwise payable to holders of the Class A Certificates will be reduced by any interest shortfalls to the extent not covered by subordination or the servicer, including Prepayment Interest Shortfalls. These shortfalls will not be offset by a reduction in the servicing fees payable to the servicer or otherwise, except as described in this prospectus supplement with respect to some Prepayment Interest Shortfalls. See "Yield Considerations" in the prospectus and "Description of the Certificates--Interest Distributions" in this prospectus supplement for a discussion of the effect of principal prepayments on the loans on the yield to maturity of the Class A Certificates and possible shortfalls in the collection of interest.

         In addition, the yield to maturity on each class of the Class A Certificates will depend on, among other things, the price paid by the holders of the Class A Certificates and the related pass-through rate. The extent to which the yield to maturity of any Class A Certificate is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a class of Class A Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than assumed at the time of purchase, the investor's actual yield to maturity will be lower than anticipated at the time of purchase. Conversely, if a class of Class A Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than assumed at the time of purchase, the investor's actual yield to maturity will be lower than anticipated at the time of purchase. For additional considerations relating to the yield on the certificates, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the prospectus.

         Because the mortgage rates on the loans and the pass-through rates on the Class A Certificates (other than the Class A-1 Certificates) are fixed, the rates will not change in response to changes in market interest rates. Accordingly, if market interest rates or market yields for securities similar to the offered certificates were to rise, the market value of the offered certificates may decline.

         The yield to investors on the Class A-1 Certificates will be sensitive to fluctuations in the level of LIBOR and the pass-through rate will be capped. See "Risk Factors--The yield on your certificates will be affected by the specific characteristics that apply to that class, discussed below - Class A-1 Certificates". A number of factors affect the performance of any index, such as LIBOR, and may cause such index to move in a manner different from other indices. To the extent that any index may reflect changes in the general level of interest rates less quickly than other indices, in a period of rising interest rates, increases in the yield to the Class A-1 Certificateholders due to such rising interest rates may occur later than that which would be produced by other indices. Moreover, an increase in the level of LIBOR will increase the likelihood that the pass-through rate on the Class A-1 Certificates will be limited by the weighted average Net Loan Rate on the loans in accordance with such index, than of loans which adjust in accordance with other indices.

         Class A Certificates: The rate and timing of principal payments on and the weighted average lives of the Class A Certificates will be affected primarily by the rate and timing of principal payments, including prepayments, defaults, liquidations and purchases, on the loans.

         Lockout Certificates: Investors in the Lockout Certificates should be aware that because the Lockout Certificates do not receive any distributions of payments of principal prior to the distribution date occurring in _____, and may receive a disproportionately small percentage of principal prepayments until the distribution date occurring in ______, unless the Certificate Principal Balances of the Class A Certificates, other than the Lockout Certificates, have been reduced to zero, the weighted average life of the Lockout Certificates will be longer than would otherwise be the case. The effect on the market value of the Lockout Certificates of changes in market interest rates or market yields for similar securities will be greater than for other classes of Class A Certificates entitled to principal distributions.

         Assumed Final Distribution Date: The assumed final distribution date with respect to each class of the Class A Certificates is _____25, _____, which is the distribution date immediately following the latest scheduled maturity date for any loan. No event of default, change in the priorities for distribution among the various classes or other provisions under the pooling and servicing agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any class of certificates on or before its assumed final distribution date.

The actual final distribution date with respect to each class of Class A Certificates could occur significantly earlier than the assumed final distribution date for that class because:

         o Excess Cash Flow will be used to make accelerated payments of principal, i.e. Subordination Increase Amounts, to the holders of the Class A Certificates, which payments will have the effect of shortening the weighted average lives of the Class A Certificates of each class,

         o prepayments are likely to occur, which will also have the effect of shortening the weighted average lives of the Class A Certificates, and

         o the servicer may cause a termination of the trust when the aggregate Stated Principal Balance of the loans in the trust is less than 10% of the aggregate cut-off date balance.

         Weighted Average Life: Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in reduction of principal of the security assuming no losses. The weighted average life of the Class A Certificates will be influenced by, among other things, the rate at which principal of the loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

         Prepayments on loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement, the prepayment speed assumption, represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new loans. A prepayment assumption of 100% PSA assumes constant prepayment rates of 0.20% per annum of the then outstanding principal balance of the loans in the first month of the life of the loans and an additional 0.20% per annum in each month thereafter until the 30th month. Beginning in the 30th month and in each month thereafter during the life of the loans, 100% PSA assumes a constant prepayment rate of 6% per annum each month. As used in the table below, "0% PSA" assumes prepayment rates equal to 0% of PSA--no prepayments. Correspondingly, "100% PSA" and "__% PSA" assumes prepayment rates equal to 100% of PSA and __% of PSA, respectively, and so forth. PSA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans , including the loans .

         The table captioned "Percent of Initial Certificate Principal Balance Outstanding at the Following Percentages of PSA" has been prepared on the basis of assumptions as listed in this paragraph regarding the weighted average characteristics of the loans that are expected to be included in the trust fund as described under "Description of the Asset Pool" in this prospectus supplement and their performance. The table assumes, among other things, that: (i) as of the date of issuance of the Class A Certificates, the loans have the following characteristics:

Aggregate principal balance                         $                           $

Weighted average mortgage rate                               %                             %

Weighted average servicing fee rate                          %                             %

Weighted   average   original  term  to
     maturity (months)

Weighted  average   remaining  term  to
     maturity (months)


         (ii) except with respect to the Balloon Loans the scheduled monthly payment for each loan has been based on its outstanding balance, mortgage rate and remaining term to maturity, so that the loan will amortize in amounts sufficient for its repayment over its remaining term to maturity; (iii) none of the unaffiliated sellers, the servicer or the depositor will repurchase any loan, as described under "The Trusts--Characteristics of Loans" and "Description of the Securities--Assignment of Loans" in the prospectus, and neither the servicer nor the depositor exercises any option to purchase the loans and thereby cause a termination of the trust fund; (iv) there are no delinquencies or Realized Losses on the loans , and principal payments on the loans will be timely received together with prepayments, if any, at the respective constant percentages of PSA set forth in the table; (v) there is no Prepayment Interest
Shortfall or any other interest shortfall in any month; (vi) payments on the certificates will be received on the 25th day of each month, commencing in _________; (vii) payments on the loans earn no reinvestment return; (viii) there are no additional ongoing trust fund expenses payable out of the trust fund; and
(ix) the certificates will be purchased on _______________, _______. Clauses (i) through (ix) above are collectively referred to as the structuring assumptions.

         The actual characteristics and performance of the loans will differ from the assumptions used in constructing the table below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the loans will prepay at a constant level of PSA until maturity or that all of the loans will prepay at the same level of PSA. Moreover, the diverse remaining terms to maturity and mortgage rates of the loans could produce slower or faster principal distributions than indicated in the table at the various constant percentages of PSA specified, even if the weighted average remaining term to maturity and weighted average mortgage rate of the loans are as assumed. Any difference between the assumptions and the actual characteristics and performance of the loans, or actual prepayment or loss experience, will affect the percentages of initial Certificate Principal Balances outstanding over time and the weighted average lives of the classes of Class A Certificates.

         In accordance with the foregoing discussion and assumptions, the following table indicates the weighted average life of each class of Class A Certificates, and sets forth the percentages of the initial Certificate Principal Balance of each class of Class A Certificates that would be outstanding after each of the distribution dates at the various percentages of PSA shown.

          Percent of Initial Certificate Principal Balance Outstanding
                       at the Following Percentages of PSA

                                            Class A-1                  Class A-2                   Class A-3
                                    -------------------------- -------------------------- --------------------------
DISTRIBUTION DATE                      %        %        %        %         %        %        %         %        %
                                    -------- --------  ------- -------- --------  ------- -------- --------  -------
Initial Percentage

Weighted Average Life in Years(**)


-------------
*    Indicates a number that is greater than zero but less than 0.5%.

**   The weighted average life of a certificate of any class is determined by
     (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reduction of the Certificate Principal Balance described in (i) above.

         This table has been prepared based on the structuring assumptions, including the assumptions relating to the characteristics and performance of the loans, which differ from their actual characteristics, and should be read in conjunction therewith.

                         Pooling and Servicing Agreement

General

         The certificates will be issued under a pooling and servicing agreement dated as of __________, ____, among the depositor, the seller, the servicer, and the trustee. Reference is made to the prospectus for important information in addition to that described in this prospectus supplement regarding the terms and conditions of the pooling and servicing agreement and the Class A Certificates. The trustee will appoint ____________________to serve as custodian in connection with the certificates. The Class A Certificates will be transferable and exchangeable at the corporate trust office of the trustee, which will serve as certificate registrar and paying agent. The depositor will provide a prospective or actual certificateholder without charge, on written request, a copy, without exhibits, of the pooling and servicing agreement. Requests should be addressed to [NAME OF SELLER/SERVICER], [ADDRESS OF SELLER], Attention: ________________.

Servicing and Other Compensation and Payment of Expenses

         The servicing fees for each loan are payable out of the interest payments on that loan. The servicing fees relating to each loan will be at least __% per annum and not more than __% per annum of the outstanding principal balance of that loan, with a weighted average servicing fee of approximately __% per annum.

         The servicer is obligated to pay some ongoing expenses associated with the trust fund and incurred by the servicer in connection with its responsibilities under the pooling and servicing agreement. See "The Agreements" in the prospectus for information regarding other possible compensation to the servicer and subservicers and for information regarding expenses payable by the servicer.

[Refinancing of Senior Lien

         The servicer may permit the refinancing of any existing lien senior to a loan, provided that some conditions described in the pooling and servicing agreement are satisfied and the resulting combined LTV ratio does not exceed 100%.]

Collection and Liquidation Practices; Loss Mitigation

         [The servicer will make reasonable efforts to collect all payments called for under the loans and will, consistent with the pooling and servicing agreement, follow such collection procedures which shall be normal and usual in its general mortgage servicing activities with respect to loans comparable to the loans. The servicer is authorized to engage in a wide variety of loss mitigation practices to the loans, including waivers, modifications, payment forbearances, partial forgiveness, entering into repayment schedule arrangements, and capitalization of arrearages; provided in any case that the servicer determines that the action is not materially adverse to the interests of the certificateholders and is generally consistent with the servicer's policies with respect to similar loans; and provided further that some modifications, including reductions in the loan rate, partial forgiveness or a maturity extension, may only be taken if the loan is in default or if default is reasonably foreseeable. For loans that come into and continue in default, the servicer may take a variety of actions including foreclosure upon the mortgaged property, writing off the balance of the loan as bad debt, taking a deed in lieu of foreclosure, accepting a short sale, permitting a short refinancing, arranging for a repayment plan, modifications as described above, or taking an unsecured note. See "Description of the Securities--Servicing and Administration of Loans" in the prospectus.]

Voting Rights

         There are actions specified in the prospectus that may be taken by holders of certificates evidencing a specified percentage of all undivided interests in the trust fund and may be taken by holders of certificates entitled in the aggregate to that percentage of the voting rights. ___% of all voting rights will be allocated among all holders of the Class A Certificates, ___% of all voting rights will be allocated among all holders of the Class R Certificates and ___% of all voting rights will be allocated among all holders of the Class SB Certificates, respectively, in each case in proportion to the percentage interests evidenced by their respective certificates. The pooling and servicing agreement may be amended without the consent of the holders of the Class R Certificates in specified circumstances.

Termination

         The circumstances under which the obligations created by the pooling and servicing agreement will terminate relating to the Class A Certificates are described in "The Agreements--Termination; Retirement of Securities" in the prospectus. The servicer will have the option, on any distribution date on which the aggregate Stated Principal Balance of the loans is less than 10% of the aggregate principal balance of the loans as of the cut-off date, either to purchase all remaining loans and other assets in the trust fund, except for the policy, thereby effecting early retirement of the Class A Certificates or to purchase, in whole but not in part, the certificates. Any such purchase of loans and other assets of the trust fund shall be made at a price equal to the sum of
(a) 100% of the unpaid principal balance of each loan or the fair market value of the related underlying mortgaged properties with respect to defaulted loans as to which title to such mortgaged properties has been acquired if such fair market value is less than such unpaid principal balance, net of any unreimbursed Advance attributable to principal, as of the date of repurchase plus (b) accrued interest thereon at the Net Loan Rate to, but not including, the first day of the month in which the repurchase price is distributed plus (c) any amounts due to the financial guaranty insurer under the insurance and indemnity agreement.

         Distributions on the certificates relating to any optional termination will be paid, first, to the Class A Certificates and second, to the Class SB Certificates in the order of their payment priority. The proceeds of any such distribution may not be sufficient to distribute the full amount to each class of certificates if the purchase price is based in part on the fair market value of the underlying mortgaged property and the fair market value is less than 100% of the unpaid principal balance of the related loan. Any purchase of loans and termination of the trust requires the consent of the financial guaranty insurer if it would result in a draw on the policy. Any such purchase of the certificates will be made at a price equal to 100% of their Certificate Principal Balance plus the sum of interest thereon for the immediately preceding Interest Accrual Period at the then-applicable pass-through rate and any previously unpaid Accrued Certificate Interest. Promptly after the purchase of such certificates, the servicer shall terminate the trust in accordance with the terms of the pooling and servicing agreement.

         Upon presentation and surrender of the Class A Certificates in connection with the termination of the trust fund or a purchase of certificates under the circumstances described in the two preceding paragraphs, the holders of the Class A Certificates will receive an amount equal to the Certificate Principal Balance of that class plus interest thereon for the immediately preceding Interest Accrual Period at the then-applicable pass-through rate, plus any previously unpaid Accrued Certificate Interest. However, distributions to the holders of the most subordinate class of certificates outstanding will be reduced, as described in the preceding paragraph, in the case of the termination of the trust fund resulting from a purchase of all the assets of the trust fund.

                    Material Federal Income Tax Consequences

____________________, counsel to the depositor, has filed with the depositor's registration statement an opinion to the effect that, assuming compliance with all provisions of the pooling and servicing agreement, for federal income tax purposes, the trust fund will qualify as a REMIC under the Internal Revenue Code.

For federal income tax purposes:

         o the Class R Certificates will constitute the sole class of "residual interests" in the REMIC and

         o each class of Class A Certificates and the Class SB Certificates will represent ownership of "regular interests" in the REMIC and will be treated as debt instruments of the REMIC

         See "Material Federal Income Tax Consequences--Classification of REMICs and FASITs" in the prospectus.

         For federal income tax purposes, the Class _____ Certificates will, [the Class _____ Certificates may] [and all other Classes of Class A Certificates will not] be treated as having been issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that, subsequent to the date of any determination the loans will prepay at a rate equal to _____% PSA. No representation is made that the loans will prepay at that rate or at any other rate. The use of a zero prepayment assumption may be required in calculating the amortization or premium.
See "Material Federal Income Tax Consequences--General" and "--Taxation of Owners of REMIC and FASIT Regular Certificates--Original Issue Discount" in the prospectus.

         If the method for computing original issue discount described in the prospectus results in a negative amount for any period with respect to a certificateholder, the amount of original issue discount allocable to that period would be zero and the certificateholder will be permitted to offset that negative amount only against future original issue discount, if any, attributable to those certificates.

         In some circumstances the OID regulations permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of a certificate may be able to select a method for recognizing original issue discount that differs from that used by the servicer in preparing reports to the certificateholders and the IRS.

         Some of the classes of Class A Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of one of those classes of certificates will be treated as holding a certificate with amortizable bond premium will depend on the certificateholder's purchase price and the distributions remaining to be made on the certificate at the time of its acquisition by the certificateholder. Holders of those classes of certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Material Federal Income Tax Consequences--Taxation of Owners of REMIC and FASIT Regular Certificates" and "--Premium" in the prospectus.

         The Class A Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Internal Revenue Code and "real estate assets" under
Section 856(c)(4)(A) of the Internal Revenue Code in the same proportion that the assets of the trust fund would be so treated. In addition, interest on the Class A Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Internal Revenue Code to the extent that the Class A Certificates are treated as "real estate assets" under Section 856(c)(4)(A) of the Internal Revenue Code. Moreover, the Class A Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Internal Revenue Code if transferred to another REMIC on its startup day in exchange for a regular or residual interest therein. However, prospective investors in Class A Certificates that will be treated as assets described in Section 860G(a)(3) of the Internal Revenue Code should note that, notwithstanding that treatment, any repurchase of a certificate pursuant to the right of the servicer or the depositor to repurchase the Class A Certificates may adversely affect any REMIC that holds the Class A Certificates if the repurchase is made under circumstances giving rise to a Prohibited Transaction Tax. See "The Pooling and Servicing Agreement--Termination" in this prospectus supplement and "Material Federal Income Tax Consequences--Taxation of Owners of REMIC Residual Certificates--Prohibited Transaction and Other Taxes" in the prospectus.

New Withholding Regulations

         The Treasury Department has issued new regulations which make some modifications to the withholding, backup withholding and information reporting rules described above. The new regulations attempt to unify certification requirements and modify reliance standards. The new regulations will generally be effective for payments made after December 31, 2000, subject to some transition rules. Prospective investors are urged to consult their own tax advisors regarding the new regulations.

         For further information regarding federal income tax consequences of investing in the Class A Certificates, see "Material Federal Income Tax Consequences--Taxation of Owners of REMIC and FASIT Regular Certificates" in the prospectus.

                             Method of Distribution

         In accordance with the terms and conditions of an underwriting agreement, dated _______, _______ will serve as underwriter and has agreed to purchase and the depositor has agreed to sell the Class A Certificates. The certificates being sold to the underwriter are referred to as the underwritten certificates. It is expected that delivery of the underwritten certificates will be made only in book-entry form through the Same Day Funds Settlement System of DTC on or about _____________, against payment therefor in immediately available funds.

         In connection with the underwritten certificates, the underwriter has agreed, in accordance with the terms and conditions of the underwriting agreement, to purchase all of the underwritten certificates if any of its underwritten certificates are purchased thereby.

         The underwriting agreement provides that the obligations of the underwriter to pay for and accept delivery of the underwritten certificates are subject to, among other things, the receipt of legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the depositor's registration statement shall be in effect, and that no proceedings for that purpose shall be pending before or threatened by the Commission.

         The distribution of the underwritten certificates by the underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the depositor from the sale of the underwritten certificates, before deducting expenses payable by the depositor, will be approximately _______% of the aggregate Certificate Principal Balance of the underwritten certificates plus accrued interest thereon from the cut-off date.

         The underwriter may effect these transactions by selling the underwritten certificates to or through dealers, and those dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter for whom they act as agent. In connection with the sale of the underwritten certificates, the underwriter may be deemed to have received compensation from the depositor in the form of underwriting compensation. The underwriter and any dealers that participate with the underwriter in the distribution of the underwritten certificates may be deemed to be underwriters and any profit on the resale of the underwritten certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

         The underwriting agreement provides that the depositor will indemnify the underwriter, and that under limited circumstances the underwriter will indemnify the depositor, against some liabilities under the Securities Act, or contribute to payments required to be made in respect thereof.

         There can be no assurance that a secondary market for the Class A Certificates will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the certificates will be the monthly statements discussed in the prospectus under "Description of the Securities--Reports to Securityholders," which will include information as to the outstanding principal balance of the certificates. There can be no assurance that any additional information regarding the certificates will be available through any other source. In addition, the depositor is not aware of any source through which price information about the certificates will be generally available on an ongoing basis. The limited nature of this type of information regarding the certificates may adversely affect the liquidity of the certificates, even if a secondary market for the certificates becomes available.

         The primary source of information available to investors concerning the Class A Certificates will be the monthly statements discussed in the prospectus under "Description of the Securities--Reports to Securityholders," which will include information as to the outstanding principal balance of the Class A Certificates. There can be no assurance that any additional information regarding the Class A Certificates will be available through any other source. In addition, the depositor is not aware of any source through which price information about the Class A Certificates will be available on an ongoing basis. The limited nature of this information regarding the Class A Certificates may adversely affect the liquidity of the Class A Certificates, even if a secondary market for the Class A Certificates becomes available.

                                 Legal Opinions

         [Certain legal matters with respect to the servicer and the seller will be passed upon by the servicer and the seller by the General Counsel to [NAME OF SELLER/SERVICER].] Certain legal matters relating to the certificates will be passed upon for the depositor by _____, _____ and for the underwriter by _____, _____.

                                     Experts

         The consolidated financial statements of [financial guaranty insurer] ____________ [and subsidiaries], as of December 31, [200_] and [200_] and for each of the years in the three-year period ended December 31, [200_] are incorporated by reference in this prospectus supplement and in the registration statement in reliance upon the report of _________, independent certified public accountants, incorporated by reference in this prospectus supplement, and upon the authority of __________ as experts in accounting and auditing.

                                     Ratings

         It is a condition of the issuance of the Class A Certificates that they be rated "AAA" by __________________________ and __________________.

[_____'s ratings on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of payments required under the pooling and servicing agreement. _____'s ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the certificates. _____'s rating on the certificates does not, however, constitute a statement regarding frequency of prepayments on the mortgages. See "Certain Yield and Prepayment

Considerations" in this prospectus supplement. In addition, the ratings do not address the likelihood of the receipt of any amounts in respect of Prepayment Interest Shortfalls.

         The ratings assigned _______ by to mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which they are entitled under the transaction structure. _______'s ratings reflect its analysis of the riskiness of the underlying loans and the structure of the transaction as described in the operative documents. _______'s ratings do not address the effect on the certificates' yield attributable to prepayments or recoveries on the underlying loans . In addition, the ratings do not address the likelihood of the receipt of any amounts in respect of Prepayment Interest Shortfalls.

         The depositor has not requested a rating on the Class A Certificates by any rating agency other than _______ and _______. However, there can be no assurance as to whether any other rating agency will rate the Class A Certificates, or, if it does, what rating would be assigned by any other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Class A Certificates by _______ and _______.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the Class A Certificates are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the Class A Certificates.

                                Legal Investment

         The Class A Certificates will not constitute "mortgage related securities" for purposes of SMMEA because the mortgage pool includes loans that are secured by subordinate liens on the related mortgage properties.

         One or more classes of the Class A Certificates may be viewed as "complex securities" under TB13a, which applies to thrift institutions regulated by the OTS.

         The depositor makes no representations as to the proper characterization of any class of the Class A Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of the Class A Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Class A Certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent any class of the Class A Certificates constitutes a legal investment or is subject to investment, capital or other restrictions.

         See "Legal Investment Matters" in the prospectus.

                              ERISA Considerations

         A fiduciary of any ERISA plan, any insurance company, whether through its general or separate accounts, or any other person investing ERISA plan assets, as defined under "ERISA Considerations--Plan Asset Regulations" in the prospectus, should carefully review with its legal advisors whether the purchase or holding of Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or Section 4975 of the Internal Revenue Code. The purchase or holding of the Class A Certificates by or on behalf of an ERISA plan or with ERISA plan assets may qualify for exemptive relief under a DOL prohibited transaction exemption, as described under "ERISA Considerations--Prohibited Transaction Exemptions" in the prospectus.

         Any fiduciary or other investor of ERISA plan assets that proposes to acquire or hold the Class A Certificates on behalf of an ERISA plan or with ERISA plan assets should consult with its counsel with respect to: (i) whether the specific and general conditions and the other requirements of a DOL prohibited transaction exemption would apply, and (ii) the potential applicability of the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Internal Revenue Code to the proposed investment. See "ERISA Considerations" in the prospectus.

         The sale of any of the Class A Certificates to an ERISA plan is in no respect a representation by the depositor or the underwriter that such an investment meets all relevant legal requirements relating to investments by ERISA plans generally or any particular ERISA plan, or that such an investment is appropriate for ERISA plans generally or any particular ERISA plan.

                      HomePride Mortgage and Finance Corp.

                             $_________________



            [Manufactured Housing Contract][Mortgage][Asset]-Backed
                            Pass-Through Certificates

                                 Series 200_ - _

                              Prospectus Supplement

                               [UNDERWRITER NAME]
                                   Underwriter

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the prospectus. We have not authorized anyone to provide you with different information.

We are not offering the certificates offered hereby in any state where the offer is not permitted.

Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the certificates offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the offered certificates, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until _______, _______.

                             [SUBJECT TO COMPLETION]

[PRELIMINARY] PROSPECTUS SUPPLEMENT DATED__________, 200_
(to prospectus dated ________, ___)

                              $__________________

                            HPMFC Series 200_-_Trust
                                     Issuer

                             [SELLER/SERVICER NAME]
                               Seller and Servicer

                      HomePride Mortgage and Finance Corp.
                                    Depositor

         [Manufactured Housing Contract][Mortgage][Asset]-Backed Notes,
                                 Series 200_- _

Offered  Notes         The trust will issue notes backed by a
                       pool of [manufactured housing
                       contracts][mortgage loans][home equity
                       loans][mortgage-backed securities]

Credit Enhancement     Credit enhancement for the notes consists of:
                       o  excess interest and overcollateralization; and
                       o  a financial guaranty insurance policy issued by _____.

                                [Insurer's logo]

You should consider carefully the risk factors beginning on page S-_ in this prospectus supplement.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered notes or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

     _________ will offer the notes to the public, at varying prices to be determined at the time of sale. The proceeds to the depositor from the sale of the notes will be approximately _____% of the principal balance of the notes plus accrued interest, before deducting expenses.

                               [UNDERWRITER NAME]
                                   Underwriter

         Important notice about information presented in this prospectus supplement and the accompanying prospectus

We provide information to you about the notes in two separate documents that provide progressively more detail:

         o the prospectus, which provides general information, some of which may not apply to your series of notes; and

         o this prospectus supplement, which describes the specific terms of your series of notes.

The Depositor's principal offices are located at [__________________] and its phone number is ([___]) [___________________].

                                Table of Contents

                                                      Page
Summary ..............................................S-__
Risk Factors..........................................S-__
         Risks Associated with the loans..............S-__
         Servicing Practices..........................S-__
         Limited Obligations..........................S-__
         Liquidity Risks..............................S-__
         Special Yield and Prepayment Considerations..S-__
Introduction..........................................S-__
Description of the Loan Pool..........................S-__
         General......................................S-__
         Payments on the Simple Interest loans........S-__
         Balloon loans................................S-__
Loan Pool Characteristics.............................S-__
         Credit Scores................................S-__
         Underwriting Standards.......................S-__
         Representations and Warranties...............S-__
         The Initial Subservicers.....................S-__
         Additional Information.......................S-__
The Issuer............................................S-__
The Owner Trustee.....................................S-__
The Indenture Trustee.................................S-__
The Financial Guaranty Insurer........................S-__
Description of the Securities.........................S-__
         General......................................S-__
         Book-Entry Notes.............................S-__
         Payments.....................................S-__
         Glossary of Terms............................S-__
         Interest Payments on the Notes...............S-__
         Principal Payments on the Notes..............S-__
         Allocation of Payments on the loans..........S-__
         The Paying Agent.............................S-__
         Maturity and Optional Redemption.............S-__
Description of the Financial
        Guaranty Insurance Policy ....................S-__
                                                      Page
Certain Yield and Prepayment Considerations
         General......................................S-__
Description of the loan Purchase Agreement............S-__
         Purchase of loans............................S-__
         Representations and Warranties...............S-__
Description of the Servicing Agreement................S-__
         The Master Servicer..........................S-__
         Servicing and Other Compensation
         and Payment of Expenses .....................S-__
         Principal and Interest Collections...........S-__
         Release of Lien; Refinancing of Senior Lien..S-__
         Collection and Liquidation Practices;
         Loss Mitigation .............................S-__
Description of the Trust Agreement and Indenture......S-__
         The Trust Fund...............................S-__
         Reports To Holders...........................S-__
         Certain Covenants............................S-__
         Modification of Indenture....................S-__
         Certain Matters Regarding the Indenture
         Trustee and the Issuer ......................S-__
Material Federal Income Tax Consequences..............S-__
State and Other Tax Consequences......................S-__
ERISA Considerations..................................S-__
Legal Investment......................................S-__
Use of Proceeds.......................................S-__
Method of Distribution................................S-__
Experts ..............................................S-__
Legal Matters.........................................S-__
Ratings ..............................................S-__
ANNEX I ..............................................I-__

                                     Summary

     The following summary is a very general overview of the offered notes and does not contain all of the information that you should consider in making your investment decision. To understand the terms of the notes, you should read carefully this entire document and the prospectus.


Issuer or Trust............................     HPMFC Series 200_-__ Trust.

Title of the offered securities............     [Manufactured Housing Contract][Mortgage][Asset]
                                                -Backed Notes, Series ____________.

Initial principal balance..................     $__________.

Note interest rate.........................     ____% per annum.

Ratings....................................     When issued, the notes will be rated "____" by
                                                ____________ and "____" by ______________.

Depositor..................................     HomePride Mortgage and Finance Corp.

Master servicer............................     [NAME OF MASTER SERVICER].

Owner trustee..............................     ______________.

Indenture trustee..........................     ______________.

Financial Guaranty Insurer.................     ______________.

Loan pool..................................     _____ fixed rate loans with an aggregate principal
                                                balance of approximately ______________ as of the
                                                close of business on the day prior to the cut-off
                                                date, secured primarily by second liens on one- to
                                                four-family residential properties.

Cut-off date...............................     ______________.

Closing date...............................     On or about ______________.

Payment dates..............................     Beginning in ______________ on the ___ of each
                                                month or, if the ___ is not a business day, on
                                                the next business day.

Scheduled final payment date...............     ______________.  The actual final payment date
                                                could be substantially earlier.

Form of notes..............................     Book-entry.

                                                See "Description of the Securities--Book-Entry
                                                Notes" in this prospectus supplement.

Minimum denominations......................     $______________.


Legal investment...........................     The notes will [not] be "mortgage related
                                                securities" for purposes of the Secondary Mortgage
                                                Market Enhancement Act of 1984.

                                                See "Legal Investment" in this prospectus supplement
                                                and "Legal Investment Matters" in the prospectus.

                                                        Notes
----------------------------------------------------------------------------------------------------------------------
                                                   Initial Note         Initial Rating
         Class                Note Rate              Balance          (        /       )          Designations
                                                                       -------- -------
----------------------------------------------------------------------------------------------------------------------
Class A Notes:
----------------------------------------------------------------------------------------------------------------------
        [A-I-1             Adjustable Rate    $                             Aaa/AAA            Senior/Adjustable
                                               --------------                                   Rate/Sequential]
----------------------------------------------------------------------------------------------------------------------
        [A-I-2                        %       $                             Aaa/AAA               Senior/Fixed
                              --------         --------------                                   Rate/Sequential]
----------------------------------------------------------------------------------------------------------------------
        [A-I-3                        %       $                             Aaa/AAA               Senior Fixed
                              --------         --------------                                  Rate/Pass-Through]
----------------------------------------------------------------------------------------------------------------------
Total Class A-I Notes:                        $
                                               --------------
----------------------------------------------------------------------------------------------------------------------
         [A-II                        %       $                             Aaa/AAA                Senior/Fixed-
                                                                                                 Rate/Pass-Through]
                              --------         --------------
----------------------------------------------------------------------------------------------------------------------
Total Class A Notes:
----------------------------------------------------------------------------------------------------------------------
Total Notes:                                  $
                                              ---------------
----------------------------------------------------------------------------------------------------------------------


Other Information:

Class A-I-1:

The note rate on the Class A-I-1 Notes on any payment date will equal the lesser of:

[ ]      [_____] plus ____%; and
[ ]      ___% per annum.

Class A-I-3 and Class A-II Notes:

The note rate on the Class A-I-3 and Class A-II Notes will increase by ___% per annum on the first payment date after the optional terminate date.

The Trust

The depositor will establish HPMFC Series 200_-__ Trust, a Delaware business trust, to issue the [Manufactured Housing Contract][Mortgage][Asset]-Backed Notes, Series _____. The trust will be established under a trust agreement. The trust will issue the notes under an indenture. The assets of the trust will consist of the loans and related assets.

The Loan Pool

[______% of the loans are secured by second mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust. In addition, the loans have the following characteristics as of the cut-off date:]

Minimum principal              $_____
balance

Maximum principal              $_____
balance

Average principal               _____
balance

Range of loan rates            _____% to
                               _____%

Weighted Average               _____%
loan rate

Range of original              _____ to _____
terms to maturity              months

Weighted average               _____ months
original term to
maturity

Range of remaining             _____ to _____
terms to maturity              months

Weighted average               _____ months
remaining term to
maturity

Range of combined              _____% to
loan-to-value ratios           _____%

Weighted average               _____%
combined loan-to-
value ratios

See "Description of the Loan Pool" in this prospectus supplement.

The Certificates

The trust will also issue [Manufactured Housing
Contract][Mortgage][Asset]-Backed Certificates, Series _____, which are not offered by this prospectus supplement.

Payments on the Notes

Amount available for monthly distribution. On each monthly payment date, the trustee will make distributions to investors. The amounts available for distribution include:

o collections of monthly payments on the loans, including prepayments and other unscheduled collections minus

o  fees and expenses of the subservicers and the master servicer.

See "Description of the Servicing Agreement--Principal and Interest Collections" in this prospectus supplement.

Payments. Payments to noteholders will be made from principal and interest collections as follows:

o  Distribution of interest to the notes

o  Distribution of principal to the notes

o  Distribution of principal to the notes to cover some losses

o Payment to the financial guaranty insurer its premium for the financial guaranty insurance policy

o Reimbursement to the financial guaranty insurer for some prior draws made on the financial guaranty insurance policy

o Distribution of additional principal to the notes if the level of overcollateralization falls below what is required

o  Payment to the financial guaranty insurer for any other amounts owed

o  Distribution of any remaining funds to the certificates

Principal payments on the notes will be as described under "Description of the Securities--Principal Payments on the Notes" in this prospectus supplement.

In addition, payments on the notes will be made on each payment date from draws on the financial guaranty insurance policy, if necessary. Draws will cover shortfalls in amounts available to pay interest on the notes at the note rate plus any unpaid losses allocated to the notes.

Credit Enhancement

The credit enhancement for the benefit of the notes consists of:

Excess Interest. Because more interest is paid by the mortgagors than is necessary to pay the interest on the notes each month, there will be excess interest. Some of this excess interest may be used to protect the notes against some losses, by making an additional payment of principal up to the amount of the losses.

Overcollateralization. Although the aggregate principal balance of the loans is $__________, the trust is issuing only $__________ aggregate principal amount of notes. The excess amount of the balance of the loans represents overcollateralization, which may absorb some losses on the loans, if not covered by excess interest. If the level of overcollateralization falls below what is required, the excess interest described above will also be paid to the notes as principal. This will reduce the principal balance of the notes faster than the principal balance of the loans so that the required level of overcollateralization is reached.

Policy. On the closing date, the financial guaranty insurer will issue the financial guaranty insurance policy in favor of the indenture trustee. The financial guaranty insurance policy will unconditionally and irrevocably guarantee interest on the notes at the note rate and will cover any losses allocated to the notes if not covered by excess interest or overcollateralization.

Optional Termination

On any payment date on which the principal balance of the loans is less than __% of the principal balance as of the cut-off date, the master servicer will have the option to purchase the remaining loans.

Under an optional purchase, the outstanding principal balance of the notes will be paid in full with accrued interest.

Ratings

When issued, the notes will receive the ratings listed on page S-__ of this prospectus supplement. A security rating is not a recommendation to buy, sell or hold a security and may be changed or withdrawn at any time by the assigning rating agency. The ratings also do not address the rate of principal prepayments on the loans. The rate of prepayments, if different than originally anticipated, could adversely affect the yield realized by holders of the notes.

Legal Investment

The notes will [not] be "mortgage related securities" for purposes of SMMEA. You should consult your legal advisors in determining whether and to what extent the notes constitute legal investments for you.

ERISA Considerations

The notes may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts. ERISA plans should consult with their counsel before purchasing the notes.

See "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus.

Tax Status

For federal income tax purposes, the notes will be treated as debt. The trust itself will not be subject to tax.

See "Material Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus.

                                  Risk Factors

         The notes are not suitable investments for all investors. In particular, you should not purchase the notes unless you understand the prepayment, credit, liquidity and market risks associated with the notes.

         The notes are complex securities. You should possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation and tolerance for risk.

         You should carefully consider, among other things, the following factors in connection with the purchase of the notes:

Risks Associated with the loans

The return on your notes may       ______% of the loans included in the loan
be reduced by losses on the        pool are secured by second mortgages or deeds
loans, which are more likely       of trust. Proceeds from liquidation of the
because a significant number       property will be available to satisfy the
of the loans are secured by        loans only if the claims of any senior
junior liens on the mortgaged      mortgages have been satisfied in full. When
property                           it is uneconomical to foreclose on the
                                   mortgaged property or engage in other loss mitigation procedures, the master servicer may write off the entire outstanding balance of the loan as a bad debt. The foregoing risks are particularly applicable to loans secured by second liens that have high combined loan-to-value ratios or low junior ratios because it is comparatively more likely that the master servicer would determine foreclosure to be uneconomical. As of the cut-off date, the weighted average combined loan-to-value ratio of the loans is ______%, and approximately ______% of the loans will have combined loan-to-value ratios in excess of ______%.

Delays in payment on your          The master servicer is not obligated to
notes may result because the       advance scheduled monthly payments of
master servicer is not             principal and interest on loans that are
required to advance delinquent     delinquent or in default. The rate of
monthly payments on the loans.     delinquency and default of second mortgage
                                   loans may be greater than that of mortgage loans secured by first liens on comparable properties.

The return on your notes may       Mortgage loans similar to those included in
be reduced in an economic          the loan pool have been originated for a
downturn.                          limited period of time. During this time,
                                   economic conditions nationally and in most regions of the country have been generally favorable. However, a deterioration in economic conditions could adversely affect the ability and willingness of mortgagors to repay their loans. No prediction can be made as to the effect of an economic downturn on the rate of delinquencies and losses on the loans.

The origination disclosure         ______% of the loans included in the loan
practices for the loans could      pool are subject to special rules, disclosure
create liabilities that may        requirements and other regulatory provisions
affect your notes.                 because they are high cost loans.

                                   Purchasers or assignees of these loans,
                                   including the trust, could be exposed to all claims and defenses that the mortgagors could assert against the originators of the loans. Remedies available to a mortgagor include monetary penalties, as well as rescission rights if the appropriate disclosures were not given as required. See "Certain Legal Aspects of the Loans" in the prospectus

                                   Several putative class action lawsuits have been brought in various states making claims against assignees of high cost loans for violations of state law allegedly committed by the originator. Named defendants in these cases include numerous participants within the secondary mortgage market, including some securitization trusts.

The underwriting standards for     The underwriting standards under which the
the loans are more sensitive       loans were underwritten are analogous to
to risks relating to borrower      credit lending, rather than mortgage lending,
credit-worthiness and less         since underwriting decisions were based
sensitive to risks relating to     primarily on the borrower's credit history
collateral value compared to       and capacity to repay rather than on the
first lien loans.                  value of the collateral upon foreclosure. The
                                   underwriting standards allow loans to be approved with combined loan-to-value ratios of up to 125%. See "Description of the Loan
                                   Pool--Underwriting Standards" in this
                                   prospectus supplement. Because of the
                                   relatively high combined loan-to-value ratios of the loans and the fact that the loans are secured by junior liens, losses on the loans will likely be higher than on first lien mortgage loans.

The return on your notes may       The concentration of the related mortgaged
be particularly sensitive to       properties in one or more geographic regions
changes in real estate markets     may increase the risk of loss to the notes.
in specific regions.               Approximately ____% of the cut-off date
                                   principal balance of the loans are located in [___________]. If the regional economy or housing market weakens in [__________], or in any other region having a significant concentration of the properties underlying the loans, the loans related to properties in that region may experience increased rates of delinquency, which may result in losses on the loans. A region's economic condition and housing market may be adversely affected by a variety of events, including natural disasters such as earthquakes, hurricanes, floods and eruptions, civil disturbances such as riots, disruptions such as ongoing power outages, or terrorist actions or acts of war.

Debt incurred by the borrowers     With respect to loans which were used for
in addition to the loan could      debt consolidation, there can be no assurance
increase your risk                 that the borrower will not incur further debt
                                   in addition to the loan. This additional debt could impair the ability of borrowers to service their debts, which in turn could result in higher rates of delinquency and loss on the loans.

SERVICING PRACTICES

Loss mitigation practices or       The master servicer may use a wide variety of
the release of a lien may          practices to limit losses on defaulted loans,
increase your risk                 including writing off part of the debt,
                                   reducing future payments, and deferring the collection of past due payments. The servicing agreement also permits the master servicer to release the lien on a limited number of mortgaged properties. See
                                   "Description of the Servicing Agreement -
                                   Release of Lien; Refinancing of Senior Lien" and "- Collection and Liquidation Practices;
                                   Loss Mitigation" in this prospectus
                                   supplement.

LIMITED OBLIGATIONS

Payments on the loans,             Credit enhancement includes excess interest,
together with the financial        overcollateralization and the financial
guaranty insurance policy, are     guaranty insurance policy. None of the
the sole source of payments on     depositor, the master servicer or any of
your notes.                        their affiliates will have any obligation to
                                   replace or supplement the credit enhancement, or to take any other action to maintain any rating of the notes. If any losses are incurred on the loans that are not covered by the credit enhancement, the holders of the notes will bear the risk of these losses.

LIQUIDITY RISKS

You may have to hold your          A secondary market for your notes may not
notes to maturity if their         develop. Even if a secondary market does
marketability is limited.          develop, it may not continue, or it may be
                                   illiquid. Illiquidity means you may not be able to find a buyer to buy your securities readily or at prices that will enable you to realize a desired yield. Illiquidity can have an adverse effect on the market value of the notes.

SPECIAL YIELD AND PREPAYMENT CONSIDERATIONS

The yield to maturity on your      The yield to maturity of your notes will
notes will vary depending on       depend on a variety of factors, including:
the rate of prepayments
                                   o  the rate and timing of principal payments
                                      on the loans, including prepayments,
                                      defaults and liquidations, and repurchases due to breaches of representations or warranties;

                                   o  the note rate; and

                                   o  the purchase price you paid for your
                                      notes.

                                   The rates of prepayments and defaults are two of the most important and least predictable of these factors.

                                   In general, if you purchase a note at a price higher than its outstanding principal balance and principal payments occur faster than you assumed at the time of purchase, your yield will be lower than anticipated. Conversely, if you purchase a note at a price lower than its outstanding principal balance and principal payments occur more slowly than you assumed at the time of purchase, your yield will be lower than anticipated.

The rate of prepayments on the     Since mortgagors can generally prepay their
loans will vary depending on       loans at any time, the rate and timing of
future market conditions, and      principal payments on the notes are highly
other factors.                     uncertain. Generally, when market interest
                                   rates increase, mortgagors are less likely to prepay their loans. This could result in a slower return of principal to you at a time when you might have been able to reinvest those funds at a higher rate of interest than the note rate. On the other hand, when market interest rates decrease, borrowers are generally more likely to prepay their loans.
                                   This could result in a faster return of
                                   principal to you at a time when you might not be able to reinvest those funds at an interest rate as high as the note rate.

                                   Refinancing programs, which may involve
                                   soliciting all or some of the mortgagors to refinance their loans, may increase the rate of prepayments on the loans.

                                   ______% of the loans provide for payment of a prepayment charge. Prepayment charges may reduce the rate of prepayment on the loans until the end of the period during which such prepayment charges apply. See "Description of the Loan Pool--Loan Pool Characteristics" in this prospectus supplement and "Maturity and Prepayment Considerations" in the prospectus.

The return on your notes could     The Soldiers' and Sailors' Civil Relief Act
be reduced by shortfalls due       of 1940, or Relief Act, provides relief to
to the Soldiers' and Sailors'      borrowers who enter active military service
Civil Relief Act.                  and to borrowers in reserve status who are
                                   called to active duty after the origination of their loan. The response of the United
                                   States to the terrorist attacks on September
                                   11, 2001 has included rescue efforts and military operations that will increase the number of citizens who are in active military service, including persons in reserve status who have been called or will be called to active duty. The Relief Act provides generally that a borrower who is covered by the Relief Act may not be charged interest on a mortgage loan in excess of 6% per annum during the period of the borrower's active duty. Any resulting interest shortfalls are not required to be paid by the borrower at any future time. The master servicer is not required to advance these shortfalls as delinquent payments, and the shortfalls are not covered by any form of credit enhancement on the notes. Interest shortfalls on the loans due to the application of the Relief
                                   Act or similar legislation
                                   or regulations will be covered only to the extent that excess interest is available to cover the shortfall on the related payment date.

                                   The Relief Act also limits the ability of the master servicer to foreclose on a loan during the borrower's period of active duty and, in some cases, during an additional three month period thereafter. As a result, there may be delays in payment and increased losses on the loans. Those delays and increased losses will be borne primarily by the outstanding class of notes with the lowest payment priority.

                                   We do not know how many loans have been or may be affected by the application of the Relief Act.

                                   See "Certain Legal Aspects of the
                                   Loans--Soldiers' and Sailors' Civil Relief
                                   Act of 1940" in the prospectus.

                                  Introduction

     The trust will be formed under a trust agreement, as amended by the amended and restated trust agreement, to be dated as of the closing date, between the depositor and the owner trustee. The issuer will issue $___________ aggregate principal amount of [Manufactured Housing Contract][Mortgage][Asset]-Backed Notes, Series _________. These notes will be issued under an indenture, to be dated as of the closing date between the issuer and the indenture trustee. Under the trust agreement, the issuer will issue ____ class[es] of [Manufactured Housing Contract][Mortgage][Asset]-Backed Certificates, _____________. The notes and the certificates are collectively referred to in this prospectus supplement as the securities. Only the notes are offered by this prospectus supplement. On the closing date, the depositor will transfer to the issuer a pool of loans that will be secured by first or junior liens on one- to four-family residential properties.

     You can find a listing of definitions for capitalized terms used both in the prospectus and this prospectus supplement under the caption "Glossary" beginning on page __ in the prospectus and under the caption "Description of the Securities--Glossary of Terms" in this prospectus supplement.

                          Description of the Loan Pool

General

     The loan pool will consist of loans with an aggregate unpaid principal balance of $___________ as of the close of business on the business day prior to the cut-off date. ___% of the loans are secured by second liens on fee simple or leasehold interests in one- to four-family residential properties and the remainder are secured by first liens. The loans will consist of conventional, closed-end, fixed-rate, fully-amortizing loans with terms to maturity of approximately five, ten, fifteen, twenty or twenty-five years with respect to __%, __%, __%, __% and __% of the loans, respectively, from the date of origination or modification. The proceeds of the loans generally were used by the related borrowers for:

     o  debt consolidation,

     o  home improvement,

     o  the partial refinancing of the related mortgaged property,

     o  to provide a limited amount of cash to the borrower, or

     o  a combination of the foregoing.

     As to each loan the mortgagor represented at the time of origination that the related mortgaged property would be owner occupied as a primary home. As to loans which have been modified, references in this prospectus supplement to the date of origination shall be deemed to be the date of the most recent modification. All percentages of the loans described in this prospectus supplement are approximate percentages determined by cut-off date balance, unless otherwise indicated.

     All of the loans were acquired by the depositor from unaffiliated sellers as described in this prospectus supplement and in the prospectus, except in the case of __% of the loans which were purchased by the seller through its affiliate [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE]. No unaffiliated seller sold more than __% of the loans to the depositor. __% and __% of the loans will be subserviced by [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE], an affiliate of the depositor and the master servicer. See "--The Initial Subservicers" in this prospectus supplement.

     All of the loans were, in most instances, underwritten as described under "--Underwriting Standards."

     The seller will make some representations and warranties regarding the loans sold by it as of the date of issuance of the notes. Further, the seller will be required to repurchase or substitute for any loan sold by it as to which a breach of its representations and warranties relating to that loan occurs if the breach materially adversely affects the interests of the securityholders or the financial guaranty insurer in the loan. See "Description of the loan Purchase Agreement" in this prospectus supplement and "Description of the Securities--Representations with Respect to Loans" and "--Repurchases of Loans" in the prospectus.

     As to any date, the pool balance will be equal to the aggregate of the principal balances of all loans owned by the trust as of that date. The principal balance of a loan, other than a liquidated loan, on any day is equal to its principal balance as of the cut-off date, minus all collections credited against the principal balance of the loan in accordance with the related mortgage note after the cut-off date and prior to that day. The principal balance of a liquidated loan after final recovery of substantially all of the related liquidation proceeds which the master servicer reasonably expects to receive will be zero.

Payments on the Simple Interest loans

     __% of the loans provide for simple interest payments and are referred to as the simple interest loans which require that each monthly payment consist of an installment of interest which is calculated according to the simple interest method. This method calculates interest using the basis of the outstanding principal balance of the loan multiplied by the loan rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on the loan. As payments are received on the loans, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a mortgagor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. However, the next succeeding payment will result in a greater portion of the payment allocated to interest if that payment is made on its scheduled due date.

     On the other hand, if a mortgagor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment is made on or prior to its scheduled due date, the principal balance of the loan will amortize in the manner described in the preceding paragraph. However, if the mortgagor consistently makes scheduled payments after the scheduled due date the loan will amortize more slowly than scheduled. Any remaining unpaid principal is payable on the final maturity date of the loan.

     __% of the loans are actuarial loans, on which 30 days of interest is owed each month irrespective of the day on which the payment is received.

Balloon loans

     __% of the loans are balloon loans, which require monthly payments of principal based on a 30-year amortization schedule and have scheduled maturity dates of approximately fifteen years from the due date of the first monthly payment, in each case leaving a balloon payment due and payable on the respective scheduled maturity date. The existence of a balloon payment in most cases requires the related mortgagor to refinance the mortgage loan or sell the mortgage property on or prior to the scheduled maturity date. The ability of a mortgagor to accomplish either of these goals will be affected by several factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related mortgage property, the financial condition of the mortgagor, tax laws, prevailing general economic conditions and the terms of any related first lien mortgage loan. None of the depositor, the master servicer, the indenture trustee or the owner trustee is obligated to refinance any balloon loan. The financial guaranty insurance policy issued by the financial guaranty insurer will provide coverage on any losses allocable to the notes incurred upon liquidation of a balloon loan arising out of or in connection with the failure of a mortgagor to make is balloon payment.

Loan Pool Characteristics

     The loans have the following characteristics:

     o The loans will bear interest at the loan rate stated in the related mortgage note which will be at least __% per annum but no more than __% per annum, with a weighted average loan rate of approximately __% per annum as of the cut-off date.

     o None of the loans were originated prior to _______ or will have a maturity date later than ________________.

     o No loan will have a remaining term from __________ to the stated maturity of the loan of less than __ months.

     o The weighted average remaining term of the loans as of the cut-off date will be approximately __ months.

     o The weighted average original term to stated maturity of the loans as of the cut-off date will be approximately __ months.

     o __% of the loans will have original terms to maturity of approximately five years, with a weighted average remaining term of approximately __ months.

     o __% of the loans will have original terms to maturity of approximately ten years, with a weighted average remaining term of approximately __ months.

     o __% of the loans will have original terms of maturity of approximately fifteen years, with a weighted average remaining term of approximately __ months.

     o __% of the loans will have original terms of maturity of approximately twenty years, with a weighted average remaining term of approximately __ months.

     o __% of the loans will have original terms to maturity of approximately twenty-five years, with a weighted average remaining term of approximately __ months.

     o All of the loans have principal and interest payable monthly on each due date specified in the mortgage note.

     o __% of the loans will be secured by mortgages or deeds of trust on property in which the borrower has little or no equity because the related combined LTV ratio at the time of origination exceeds 100%.

     As to each loan, the combined LTV ratio, in most cases, will be the ratio, expressed as a percentage, of (1) the sum of (A) the original principal balance of the loan, and (B) any outstanding principal balance, at origination of the loan, of all other mortgage loans, if any, secured by senior or subordinate liens on the related mortgaged property, to (2) the appraised value, or, if permitted by the origination guidelines of the related seller, a statistical valuation or the stated value. The appraised value for any loan will be the appraised value of the related mortgaged property determined in the appraisal used in the origination of the loan, which may have been obtained at an earlier time. If the loan was originated simultaneously with or not more than 12 months after a senior lien on the related mortgaged property, the appraised value shall be the lesser of the appraised value at the origination of the senior lien and the sales price for the mortgaged property. However, for not more than __% of the loans, the stated value will be the value of the property as stated by the related mortgagor in his or her application. See "Description of the Loan Pool--Underwriting Standards" in this prospectus supplement.

     In connection with each loan that is secured by a leasehold interest, the seller will have represented that, among other things:

     o the use of leasehold estates for residential properties is an accepted practice in the area where the related mortgaged property is located;

     o residential property in the area consisting of leasehold estates is readily marketable;

     o the lease is recorded and no party is in any way in breach of any provision of the lease;

     o the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated; and

     o the remaining term of the lease does not terminate less than five years after the maturity date of the loan.

     Approximately _____% of the loans provide for payment of a prepayment charge, if the loans prepay within a specified time period. The prepayment charge, in most cases, is the maximum amount permitted under applicable state law. Or, if no maximum prepayment charge is specified, the prepayment charge generally is calculated in the following sentence. __%, __%, __% and __% of the loans, by cut-off date balance of the loans, with a prepayment charge provision provide for payment of a prepayment charge for full prepayments made within approximately one year, two years, three years and five years, respectively, of the origination of the loan calculated in accordance with the terms of the related mortgage note. The master servicer will be entitled to all prepayment charges and late payment charges received on the loans and these amounts will not be available for payment on the notes.

     As of the cut-off date, no loan will be 30 days or more delinquent in payment of principal and interest. As used in this prospectus supplement, a loan is considered to be "30 to 59 days" or "30 or more days" delinquent when a payment due on any due date remains unpaid as of the close of business on the next following monthly due date. However, since the determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month, a loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would still be considered current as of July 31. If that payment remained unpaid as of the close of business on August 31, the loan would then be considered to be 30 to 59 days delinquent. Delinquency information presented in this prospectus supplement as of the cut-off date is determined and prepared as of the close of business on the last business day immediately prior to the cut-off date.

     As of the cut-off date, __% of the loans were high cost loans. Purchasers or assignees of any high cost loan, including the trust, could be liable for all claims and subject to all defenses that the borrower could assert against the originator of the high cost loan. Remedies available to the borrower include monetary penalties, as well as recission rights if appropriate disclosures were not given as required. See "Risk Factors--Risks Associated with the loans" in this prospectus supplement and "Certain Legal Aspects of the Loans--The Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders" in the prospectus.

     As to __% of the loans, during a temporary period the monthly payments received on the loans were applied in a manner that reduced the rate of principal amortization. As a result, the loan may have an unpaid principal amount on its scheduled maturity date, assuming no prepayments, of greater than 1 time and not more than 6 times the related monthly payment. It is not clear whether the related mortgagor will be legally obligated to pay the unpaid principal amount.

     All of the loans were originated under full documentation programs.

     No loan provides for deferred interest, negative amortization or future advances.

     All of the mortgaged properties underlying the loans were owner-occupied.

     Below is a description of some additional characteristics of the loans as of the cut-off date unless otherwise indicated. All percentages of the loans are approximate percentages unless otherwise indicated by the cut-off date balance. Unless otherwise specified, all principal balances of the loans are as of the cut-off date and are rounded to the nearest dollar.

                                   Loan Rates

                                                                                               Percentage of
                                                   Number of                                     Loan Pool
Range of                                             Home              Cut-off Date           by Cut-off Date
Loan Rates(%)                                        Loans           Principal Balance       Principal Balance
-------------                                        -----           -----------------       -----------------
                                                                        $                               %






         Totals                                                         $                               %

     As of the cut-off date, the weighted average loan rate of the loans will be approximately __% per annum.

                     Original loan Stated Principal Balances

                                                                                              Percentage of
                                                  Number of                                     Loan Pool
Range of Original                                    Home             Cut-off Date              by Cut-off
Stated Principal Balances                            Loans         Principal Balance        Principal Balance
-------------------------                            -----         -----------------        -----------------
                                                                        $                               %






         Totals                                                         $                               %

     As of the cut-off date, the average cut-off date balance of the loans will be approximately $________.

                          Original Combined LTV Ratios

                                                                                              Percentage of
                                                  Number of                                     Loan Pool
Range of Combined                                   Home             Cut-off Date            by Cut-off Date
LTV Ratios(%)                                       Loans         Principal Balance      Stated Principal Balance
-------------                                       -----         -----------------      ------------------------
                                                                        $                               %






         Totals                                                         $                               %

     The weighted average combined LTV ratio, or LTV ratio, as to the loans secured by first liens on the related mortgaged properties, at origination of the loans will be approximately __%.

                                  Junior Ratios

                                                                                              Percentage of
                                                                                                Loan Pool
Range of Junior                                  Number of           Cut-off Date            by Cut-off Date
Mortgage Ratios(%)                               Home Loans       Principal Balance         Principal Balance
------------------                               ----------       -----------------         -----------------
                                                                        $                               %






         Totals                                                         $                               %

     The preceding table excludes loans secured by first liens. A Junior ratio is the ratio of the original amount of the loans secured by the second lien to the sum of (1) the original amount of the loan and (2) the unpaid principal balance of any senior lien balance at the time of the loan.

     The weighted average junior ratio by original loan balance will be approximately __%.

                      Remaining Term to Scheduled Maturity

                                                                                               Percentage of
                                                  Number of                                      Loan Pool
Range of Months Remaining                           Home             Cut-off Date             by Cut-off Date
to Scheduled Maturity                               Loans          Principal Balance         Principal Balance
---------------------                               -----          -----------------         -----------------
                                                                        $                               %






         Totals                                                         $                               %

     The weighted average remaining term to maturity as of the cut-off date will be approximately __ months.

                               Year of Origination

                                                                                              Percentage of
                                                                                                Loan Pool
                                                  Number of           Cut-off Date           by Cut-off Date
Year of Origination                                 loans          Principal Balance        Principal Balance
-------------------                                 -----          -----------------        -----------------
                                                                        $                               %






         Totals                                                         $                               %

                Geographic Distribution of Mortgaged Properties

                                                                                              Percentage of
                                                                                                Loan Pool
                                                  Number of           Cut-off Date           by Cut-off Date
State                                               loans          Principal Balance        Principal Balance
-----                                               -----          -----------------        -----------------
                                                                        $                               %






         Totals                                                         $                               %

     The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for less than __% of the loan pool.

                            Mortgaged Property Types

                                                                                               Percentage of
                                                                                                 Loan Pool
                                                   Number of          Cut-off Date            by Cut-off Date
Property Type                                        loans          Principal Balance        Principal Balance
-------------                                        -----          -----------------        -----------------
Single Family Residence                                                $                                %
PUD Detached
Condominium
PUD Attached
Townhouse/Rowhouse Attached
Multifamily (2-4 Units)
Townhouse/Rowhouse Detached
Manufactured Home

         Total                                                         $                                %

                                  Loan Purpose

                                                                                                Percentage of
                                                                                                  Loan Pool
                                                   Number of           Cut-off Date            by Cut-off Date
Purpose                                              loans          Principal Balance         Principal Balance
-------                                              -----          -----------------         -----------------
Debt Consolidation                                                     $                                %
Cash
Home Improvement/Debt Consolidation
Other
Rate/Term Refinance
Home Improvement
Convenience
Education
Purchase Money
Medical
         Total                                                         $                                %

                                  Lien Priority

                                                                                               Percentage of
                                                                                                 Loan Pool
                                                  Number of           Cut-off Date            by Cut-off Date
Lien Property                                       loans           Principal Balance        Principal Balance
-------------                                       -----           -----------------        -----------------
First Lien                                                             $                                %
Second Lien
         Total                                                         $                                %


           Debt-to-Income Ratios as of Date of Origination of the loan

                                                                                               Percentage of
Range of Debt-to-Income                                                Cut-off Date              Loan Pool
Ratios as of Date of                               Number of            Principal                by Cut-off
Origination of the loan (%)                          loans               Balance           Date Principal Balance
---------------------------                          -----               -------           ----------------------
                                                                        $                               %






         Totals                                                         $                               %

     As of the cut-off date, the weighted average debt-to-income ratio as of the date of origination of the loans will be approximately __%.

Credit Scores

     "Credit Scores" are obtained by many lenders in connection with loan applications to help assess a borrower's creditworthiness. Credit Scores are obtained from credit reports provided by various credit reporting organizations, each of which may employ differing computer models and methodologies. The Credit Score is designed to assess a borrower's credit history at a single point in time, using objective information currently on file for the borrower at a particular credit reporting organization. Information used to create a Credit Score may include, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. The Credit Scores of the loans range from approximately 350 to approximately 840, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, that is, a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, investors should be aware that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the differences between loans and consumer loans generally or the specific characteristics of the related loan for example, the combined LTV ratio, the collateral for the loan, or the debt to income ratio. There can be no assurance that the Credit Scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related loans.

     The following table provides information as to the Credit Scores of the related mortgagors as used in the origination of the loans.

            Credit Scores as of the Date of Origination of the loans

                                                                                               Percentage of
Range of Credit Scores                                                                           Loan Pool
as of the Date of                                   Number of          Cut-off Date           by Cut-off Date
Origination of the loans                             loans          Principal Balance        Principal Balance
------------------------                             -----          -----------------        -----------------
                                                                        $                               %






         Totals                                                         $                               %

Underwriting Standards

     The following is a brief description of the various underwriting standards and procedures applicable to the loans.

     In most cases, the underwriting standards of the depositor as to the loans originated or purchased by it place a greater emphasis on the creditworthiness and debt service capacity of the borrower than on the underlying collateral in evaluating the likelihood that a borrower will be able to repay the related loan.

     The depositor relies on a number of guidelines to assist underwriters in the credit review and decision process. The underwriting criteria provide for the evaluation of a loan applicant's creditworthiness through the use of a consumer credit report, verification of employment and a review of the debt-to-income ratio of the applicant. Income is verified through various means, including without limitation applicant interviews, written verifications with employers, review of pay stubs or tax returns. The borrower must demonstrate sufficient levels of disposable income to satisfy debt repayment requirements.

     The underwriting standards require the loans originated or purchased by the depositor to have been fully documented. A prospective borrower is required to complete a detailed application providing pertinent credit information.

     In determining the adequacy of the mortgaged property as collateral for loans included in the loan pool, an appraisal is made of each property considered for financing or, if permitted by the underwriting standards, the value of the related mortgaged property will be the stated value. The loans purchased by the depositor and included in the loan pool generally were originated subject to a maximum combined LTV ratio of 125%, and the related borrowers may have been permitted to retain a limited amount of the proceeds of the loans. In addition, the loans were generally subject to a maximum loan amount of $75,000 and a maximum total monthly debt-to-income ratio of 55%. There can be no assurance that the combined LTV ratio or the debt-to-income ratio for any loan will not increase from the levels established at origination.

     The underwriting standards of the depositor may be varied in appropriate cases. There can be no assurance that every loan in the loan pool was originated in conformity with the applicable underwriting standards in all material respects, or that the quality or performance of the loans will be equivalent under all circumstances.

Representations and Warranties

     Each person that sold loans to the depositor made limited representations and warranties regarding the related loans, as of the date they are purchased by the depositor. However, those representations and warranties will not be assigned to the owner trustee or the indenture trustee for the benefit of the holders of the securities, so a breach of those representations and warranties will not be enforceable on behalf of the trust.

The Initial Subservicers

     Primary servicing for __% of the loans will be provided by [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] under a subservicing agreement with the master servicer. [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] is an indirect wholly-owned subsidiary of [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE]. [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] is engaged in the mortgage banking business, including the origination, purchase, sale and servicing of residential loans.

     [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE]'s executive offices are located at [____________________________________].

     Primary servicing for __% of the loans will be provided by __________ under a subservicing agreement with the __________. __________ is a __________ corporation that is a mortgage lender engaged in the business of originating, purchasing, selling and servicing loans generally secured by one- to four-family residential properties, with an emphasis on non-conforming junior lien loans.

     __________ has its principal offices at __________.

     Although _________ is not an affiliate of [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE], _________ has a lending arrangement with [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE], and in connection with that arrangement, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] has the right to acquire an equity interest in _________________ in accordance with specified terms and conditions.

     The initial subservicers have not had sufficient experience in servicing the types of mortgage loans comprising the loan pool to provide meaningful disclosure of its delinquency and loss experience relating to the mortgage loans.

Additional Information

     The description in this prospectus supplement of the loan pool and the mortgaged properties is based upon the loan pool as constituted at the close of business on the cut-off date, except as otherwise noted. Prior to the issuance of the notes, loans may be removed from the loan pool as a result of incomplete documentation or otherwise, if the depositor deems that removal necessary or appropriate. A limited number of other loans may be added to the loan pool prior to the issuance of the notes. The depositor believes that the information in this prospectus supplement will be substantially representative of the characteristics of the loan pool as it will be constituted at the time the notes are issued although the range of loan rates and maturities and some other characteristics of the loans in the loan pool may vary.

     A Current Report on Form 8-K will be available to purchasers of the notes and will be filed, together with the servicing agreement, the indenture, the trust agreement and the loan purchase agreement, with the Commission within fifteen days after the initial issuance of the notes. In the event loans are removed from or added to the loan pool as described in the preceding paragraph, that removal or addition will be noted in the Current Report on Form 8-K.

                                   The Issuer

     The HPMFC Series 200_-__ Trust is a business trust formed under the laws of the State of Delaware under the trust agreement for the purposes described in this prospectus supplement. The trust agreement constitutes the "governing instrument" under the laws of the State of

Delaware relating to business trusts. After its formation, the issuer will not engage in any activity other than:

     o acquiring and holding the loans and the other assets of the issuer and related proceeds,

     o    issuing the notes and the certificates,

     o    making payments on the notes and the certificates, and

     o engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing.

     The issuer's principal offices are in _________, in care of ____________, as owner trustee, at __________________.

                                The Owner Trustee

     ____________ is the owner trustee under the trust agreement. The owner trustee is a _________ banking corporation and its principal offices are located at _________________.

     Neither the owner trustee nor any director, officer or employee of the owner trustee will be under any liability to the issuer or the securityholders for any action taken or for refraining from the taking of any action in good faith under the trust agreement or for errors in judgment. However, that none of the owner trustee and any director, officer or employee of the owner trustee will be protected against any liability which would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the trust agreement. All persons into which the owner trustee may be merged or with which it may be consolidated or any person resulting from the merger or consolidation shall be the successor of the owner trustee under the trust agreement.

                              The Indenture Trustee

     _________________, is the indenture trustee under the indenture. The principal offices of the indenture trustee are located in _______________.

                         The Financial Guaranty Insurer

     The following information has been supplied by _____________, the financial guaranty insurer, for inclusion in this prospectus supplement. No representation is made by the depositor, the master servicer, the underwriter or any of their affiliates as to the accuracy or completeness of the information.

     [The financial guaranty insurer is a __________-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of _________ and licensed to do business in 50 states, the District of Columbia, the Commonwealth of Puerto Rico and Guam. The financial guaranty insurer primarily insures newly issued municipal and structured finance obligations. The financial guaranty insurer is a wholly owned subsidiary of __________ (formerly, _________) a 100% publicly-held company. _______________________________ have each assigned a triple-A claims-paying ability rating to the financial guaranty insurer.

     The consolidated financial statements of the financial guaranty insurer and its subsidiaries as of ______________ and ______________, and for the three years ended ______________, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of ______________ (which was filed with the Commission on ______________; Commission File Number ______________) and the consolidated financial statements of the financial guaranty insurer and its subsidiaries as of ______________ and for the periods ending ______________ and ______________ included in the Quarterly Report on Form 10-Q of ______________ for the period ended ______________ (which was filed with the Commission on ______________), are hereby incorporated by reference into this prospectus supplement and shall be deemed to be a part of this prospectus supplement. Any statement contained in a document incorporated in this prospectus supplement by reference shall be modified or superseded for the purposes of this prospectus supplement to the extent that a statement contained in this prospectus supplement by reference in this prospectus supplement also modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus supplement.

     All financial statements of the financial guaranty insurer and its subsidiaries included in documents filed by ______________ with the Commission under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus supplement and prior to the termination of the offering of the notes shall be deemed to be incorporated by reference into this prospectus supplement and to be a part hereof from the respective dates of filing the documents.

     The following table sets forth the financial guaranty insurer's capitalization as of ______________, ______________, ______________ and
______________, respectively, in conformity with generally accepted accounting principles.

                        Consolidated Capitalization Table
                              (Dollars in Millions)

                                                       [Date]          [Date]          [Date]          [Date]
                                                       ------          ------          ------          ------
Unearned premiums.................................
Other liabilities.................................
    Total liabilities.............................
Stockholder's equity:
    Common Stock..................................
    Additional paid-in capital....................
    Accumulated other comprehensive
        income....................................
    Retained earnings.............................
    Total stockholder's equity....................
    Total liabilities and
        stockholder's equity......................

     For additional financial information concerning the financial guaranty insurer, see the audited and unaudited financial statements of the financial guaranty insurer incorporated by reference in this prospectus supplement. Copies of the financial statements of the financial guaranty insurer incorporated in this prospectus supplement by reference and copies of the financial guaranty insurer's annual statement for the year ended ___________ prepared in accordance with statutory accounting standards are available, without charge, from the financial guaranty insurer.

The address of the financial guaranty insurer's administrative offices and its telephone number are ____________.

     The financial guaranty insurer makes no representation regarding the notes or the advisability of investing in the notes and makes no representation regarding, nor has it participated in the preparation of, this prospectus supplement other than the information supplied by the financial guaranty insurer and presented under the headings "The Financial Guaranty Insurer" and "Description of the Financial Guaranty Insurance Policy" and in the financial statements incorporated in this prospectus supplement by reference.]

     THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

                          Description of the Securities

General

     The notes will be issued pursuant to the indenture. The certificates will be issued under the trust agreement. The following summaries describe provisions of the securities, the indenture and the trust agreement. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the applicable agreement.

     The notes will be secured by the assets of the trust pledged by the issuer to the indenture trustee under the indenture which will consist of:

     o  the loans;

     o  all amounts on deposit in the Payment Account;

     o  the financial guaranty insurance policy; and

     o  proceeds of the foregoing.


Book-Entry Notes

     The notes will initially be issued as book-entry notes. Note owners may elect to hold their notes through DTC in the United States, or Clearstream, Luxembourg or the Euroclear System in Europe if they are participants of their systems, or indirectly through organizations which are participants in their systems. The book-entry notes will be issued in one or more securities which equal the aggregate principal balance of the notes and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and the Euroclear System will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream, Luxembourg's and Euroclear's names on the books of their respective depositaries which in turn will hold the positions in customers' securities accounts in the depositaries' names on the books of DTC. Investors may hold the beneficial interests in the book-entry notes in minimum denominations of $25,000 and in integral multiples of $1 in excess of $25,000. Except as described below, no beneficial owner of the notes will be entitled to receive a physical certificate, or definitive note, representing the security. Unless and until definitive notes are issued, it is anticipated that the only holder of the notes will be Cede & Co., as nominee of DTC. Note owners will not be holders as that term is used in the indenture.

     The beneficial owner's ownership of a book-entry note will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for that purpose. In turn, the financial intermediary's ownership of the book-entry notes will be recorded on the records of DTC, or of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Clearstream, Luxembourg or the Euroclear System, as appropriate.

     Note owners will receive all payments of principal and interest on the notes from the indenture trustee through DTC and DTC participants. While the notes are outstanding, except under the circumstances described below, under the DTC rules, regulations and procedures, DTC is required to make book-entry transfers among participants on whose behalf it acts in connection with the notes and is required to receive and transmit payments of principal and interest on the notes.

     Participants and indirect participants with whom note owners have accounts for notes are similarly required to make book-entry transfers and receive and transmit the payments on behalf of their respective note owners. Accordingly, although note owners will not possess physical certificates, the DTC rules provide a mechanism by which note owners will receive payments and will be able to transfer their interest.

     Note owners will not receive or be entitled to receive definitive notes representing their respective interests in the notes, except under the limited circumstances described below. Unless and until definitive notes are issued, note owners who are not participants may transfer ownership of notes only through participants and indirect participants by instructing the participants and indirect participants to transfer the notes, by book-entry transfer, through DTC for the account of the purchasers of the notes, which account is maintained with their respective participants. Under the DTC rules and in accordance with DTC's normal procedures, transfers of ownership of notes will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing note owners.

     Under a book-entry format, beneficial owners of the book-entry notes may experience some delay in their receipt of payments, since the payments will be forwarded by the indenture trustee to Cede & Co. Payments on notes held through Clearstream, Luxembourg or the Euroclear System will be credited to the cash accounts of Clearstream, Luxembourg participants or Euroclear System participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. The payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry notes to persons or entities that do not participate in the depositary system, or otherwise take actions relating to the book-entry notes, may be limited due to the lack of physical certificates for the book-entry notes. In addition, issuance of the book-entry notes in book-entry form may reduce the liquidity of the notes in the secondary market since some potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

     DTC has advised the indenture trustee that, unless and until definitive notes are issued, DTC will take any action permitted to be taken by the holders of the book-entry notes under the indenture only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry notes are credited, to the extent that the actions are taken on behalf of financial intermediaries whose holdings include the book-entry notes. Clearstream, Luxembourg or the Euroclear System operator, as the case may be, will take any other action permitted to be taken by noteholders under the indenture on behalf of a Clearstream, Luxembourg participant or Euroclear System participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depositary to effect the actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some notes which conflict with actions taken relating to other notes.

     Definitive notes will be issued to beneficial owners of the book-entry notes, or their nominees, rather than to DTC, if

     o the indenture trustee determines that the DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the book-entry notes and the indenture trustee is unable to locate a qualified successor;

     o the indenture trustee elects to terminate a book-entry system through DTC; or

     o after the occurrence of an event of default under the indenture, beneficial owners having percentage interests aggregating at least a majority of the note balance of the notes advise the DTC through the financial intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC, or a successor to DTC, is no longer in the best interests of beneficial owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the indenture trustee will be required to notify all beneficial owners of the occurrence of this event and the availability through DTC of definitive notes. Upon surrender by DTC of the global certificate or certificates representing the book-entry notes and instructions for re-registration, the indenture trustee will issue and authenticate definitive notes, and subsequently, the indenture trustee will recognize the holders of the definitive notes as holders under the indenture.

     Although DTC, Clearstream, Luxembourg and the Euroclear System have agreed to the foregoing procedures in order to facilitate transfers of notes among participants of DTC, Clearstream, Luxembourg and the Euroclear System, they are under no obligation to perform or continue to perform the procedures and the procedures may be discontinued at any time. See Annex I to this prospectus supplement.

     Clearstream, Luxembourg was incorporated in 1970 as "Cedel S.A.," a company with limited liability under Luxembourg law, or a societe anonyme. Cedel S.A. subsequently changed its name to Cedelbank. On January 10, 2000, Cedelbank's parent company, Cedel International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Cedel International, societe anonyme ("New CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Cedel International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Cedel International's stock.

     Further to the merger, the Board of Directors of New Cedel International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream." Effective January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme," and Cedel Global Services was renamed "Clearstream Services, societe anonyme."

     On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

     Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, `CSSF', which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V., as the Operator of the Euroclear System (EOB/EOC) to facilitate settlement of trades between Clearstream, Luxembourg and EOB/EOC.

     None of the depositor, the master servicer or the indenture trustee will have any liability for any actions taken by DTC or its nominee, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in the notes held by Cede, as nominee for DTC, or for supervising or reviewing any records relating to the beneficial ownership interests.

     For additional information regarding DTC, Clearstream, Luxembourg, Euroclear and the notes, see "Description of the Securities--Form of Securities" in the prospectus.

Payments

     Payments on the notes will be made by the indenture trustee or the paying agent on the 25th day of each month or, if not a business day, then the next succeeding business day, commencing in _______________, each of which is referred to as a payment date. Payments on the notes will be made to the persons in whose names the notes are registered at the close of business on the day prior to each payment date or, if the notes are no longer book-entry notes, on the record date. See "Description of the Securities--Payments on Loans" in the prospectus. Payments will be made by check or money order, mailed, or upon the request of a holder owning notes having denominations aggregating at least $1,000,000, by wire transfer or otherwise, to the address of the person which, in the case of book-entry notes, will be DTC or its nominee as it appears on the security register in amounts calculated as described in this prospectus supplement on the determination date. However, the final payment relating to the notes will be made only upon presentation and surrender of the notes at the office or the agency of the indenture trustee specified in the notice to holders of the final payment. A business day is any day other than a

Saturday or Sunday or a day on which banking institutions in the State of [California, Kansas, New York, or Delaware] are required or authorized by law to be closed.

Glossary of Terms

     The following terms are given the meanings shown below to help describe the cash flows on the notes:

     Excess Loss Amount--As of any payment date, an amount will be equal to the sum of:

     o any Liquidation Loss Amounts, other than as described in clauses second through fourth below, for the related collection period which, when added to the aggregate of the Liquidation Loss Amounts for all preceding collection periods exceed $_________,

     o  any Special Hazard Losses in excess of the Special Hazard Amount,

     o  any Fraud Losses in excess of the Fraud Loss Amount, and

     o some losses occasioned by war, civil insurrection, some governmental actions, nuclear reaction and some other risks as described in the indenture.

Excess Loss Amounts will not be covered by any Liquidation Loss Distribution Amount or by a reduction in the Outstanding Reserve Amount. Any Excess Loss Amounts however, will be covered by the financial guaranty insurance policy, and in the event payments are not made as required under the financial guaranty insurance policy, the losses will be allocated to the notes.

     Fraud Loss Amount--An amount equal to $_________. As of any date of determination after the cut-off date, the Fraud Loss Amount shall equal:

     o prior to the first anniversary of the cut-off date, an amount equal to 5% of the aggregate of the Stated Principal Balances of the loans as of the cut-off date minus the aggregate of any Liquidation Loss Amounts on the loans due to Fraud Losses up to the date of determination;

     o from the first to the second anniversary of the cut-off date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the cut-off date and (b) 3% of the aggregate of the Stated Principal Balances of the loans as of the most recent anniversary of the cut-off date minus (2) the aggregate of any Liquidation Loss Amounts on the loans due to Fraud Losses since the most recent anniversary of the cut-off date up to the date of determination; and

     o from the second to the fifth anniversary of the cut-off date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the cut-off date and (b) 2% of the aggregate of the Stated Principal Balances of the loans as of the most recent anniversary of the cut-off date minus (2) the aggregate of any Liquidation Loss Amounts on the loans due to Fraud Losses since the most recent anniversary of the cut-off date up to the date of determination. On and after the fifth anniversary of the cut-off date, the Fraud Loss Amount shall be zero.

     Liquidated loan--As to any payment date, any loan which the master servicer has determined, based on the servicing procedures specified in the servicing agreement, as of the end of the preceding collection period that all liquidation proceeds which it expects to recover in connection with the disposition of the related mortgaged property have been recovered. The master servicer will treat any loan that is 180 days or more delinquent as having been finally liquidated.

     Liquidation Loss Amount--As to any Liquidated loan, the unrecovered Stated Principal Balance of the Liquidated loan and any of its unpaid accrued interest at the end of the related collection period in which the loan became a Liquidated loan, after giving effect to the Net Liquidation Proceeds allocable to the Stated Principal Balance. Any Liquidation Loss Amount shall not be required to be paid to the extent that a Liquidation Loss Amount was paid on the notes by means of a draw on the financial guaranty insurance policy or was reflected in the reduction of the Outstanding Reserve Amount.

     Liquidation Loss Distribution Amount--As to any payment date, an amount equal to the sum of (A) 100% of the Liquidation Loss Amounts, other than any Excess Loss Amounts, on the payment date, plus (B) any Liquidation Loss Amounts, other than any Excess Loss Amounts, remaining undistributed from any preceding payment date, together with its interest from the date initially distributable to the date paid.

     Net Liquidation Proceeds--As to a loan, the proceeds, excluding amounts drawn on the financial guaranty insurance policy, received in connection with the liquidation of any loan, whether through trustee's sale, foreclosure sale or otherwise, reduced by related expenses, but not including the portion, if any, of the amount that exceeds the Stated Principal Balance of the loan at the end of the collection period immediately preceding the collection period in which the loan became a Liquidated loan.

     Outstanding Reserve Amount--an amount initially be approximately _____% of the cut-off date balance. The Outstanding Reserve Amount will be increased by distributions of the Reserve Increase Amount, if any, to the notes. On each payment date, the Outstanding Reserve Amount, as in effect immediately prior to the payment date, if any, shall be deemed to be reduced by an amount equal to any Liquidation Loss Amounts, other than any Excess Loss Amounts, for the payment date, except to the extent that Liquidation Loss Amounts were covered on the payment date by a Liquidation Loss Distribution Amount, which amount would be so distributed, if available, from any excess interest collections for that payment date. Any Liquidation Loss Amounts not so covered will be covered by draws on the financial guaranty insurance policy to the extent provided in this prospectus supplement. However, any Excess Loss Amounts are required to be covered by a draw on the financial guaranty insurance policy in all cases, without regard to the availability of the Outstanding Reserve Amount, and the Outstanding Reserve Amount will not be reduced by any Excess Loss Amount under any circumstances. The Outstanding Reserve Amount available on any payment date is the amount, if any, by which the pool balance, after applying payments received in the related collection period, exceeds the aggregate note balance of the notes on the payment date, after application of principal collections for that date.

     To the extent that the Outstanding Reserve Amount is insufficient or not available to absorb Liquidation Loss Amounts that are not covered by the Liquidation Loss Distribution Amount, and if payments are not made under the financial guaranty insurance policy as required, a noteholder may incur a loss.

     Principal Collection Distribution Amount--As to any payment date, an amount equal to principal collections for that payment date; provided however, on any payment date as to which the Outstanding Reserve Amount that would result without regard to this proviso exceeds the Reserve Amount Target, the Principal Collection Distribution Amount will be reduced by the amount of the excess until the Outstanding Reserve Amount equals the Reserve Amount Target. To the extent the Reserve Amount Target decreases on any payment date, the amount of the Principal Collection Distribution Amount will be reduced on that payment date and on each subsequent payment date to the extent the remaining Outstanding Reserve Amount is in excess of the reduced Reserve Amount Target until the Outstanding Reserve Amount equals the Reserve Amount Target.

     Reserve Amount Target--As to any payment date prior to the Stepdown Date, an amount equal to _____% of the cut-off date balance. On or after the Stepdown Date, the Reserve Amount Target will be equal to the lesser of (a) the Reserve Amount Target as of the cut-off date and (b) _____% of the pool balance before applying payments received in the related collection period, but not lower than $__________, which is _____% of the cut-off date balance. However, any scheduled reduction to the Reserve Amount Target described in the preceding sentence shall not be made as of any payment date unless certain loss and delinquency tests set forth in the indenture are met.

     In addition, the Reserve Amount Target may be reduced with the prior written consent of the financial guaranty insurer and notice to the rating agencies.

     Reserve Increase Amount--As to any payment date, the amount necessary to bring the Outstanding Reserve Amount up to the Reserve Amount Target.

     Special Hazard Amount--An amount equal to $________. As of any date of determination following the cut-off date, the Special Hazard Amount shall equal the initial Special Hazard Amount less the sum of (A) the aggregate of any Liquidation Loss Amounts on the loans due to Special Hazard Losses and (B) the Adjustment Amount. The Adjustment Amount will be equal to an amount calculated under the terms of the indenture.

     Stepdown Date--The later of:

     o  the payment date in ________________, and

     o the payment date on which the pool balance before applying payments received in the related collection period is less than 50% of the cut-off date balance.

Interest Payments on the Notes

     Interest payments will be made on the notes on each payment date at the note rate. The note rate for the notes will be _____% per annum.

     Interest on the notes relating to any payment date will accrue for the related accrual period on the note balance. The accrual period for any payment date will be the calendar month preceding the month in which the related payment date occurs, or in the case of the first payment date beginning on the closing date and ending the last day of the month in which the closing date occurs. Interest will be based on a 30-day month and a 360-day year. Interest payments on the notes will be funded from payments on the loans and, if necessary, from draws on the financial guaranty insurance policy.

Principal Payments on the Notes

     On each payment date, other than the payment date in _____________, principal payments will be due and payable on the notes in an amount equal to the aggregate of the Principal Collection Distribution Amount, together with any Reserve Increase Amounts and Liquidation Loss Distribution Amounts for the payment date, as and to the extent described below. On the payment date in ___________, principal will be due and payable on the notes in amounts equal to the note balance, if any. In no event will principal payments on the notes on any payment date exceed the note balance on that date.

Allocation of Payments on the loans

     The master servicer on behalf of the trust will establish a Payment Account into which the master servicer will deposit principal and interest collections for each payment date on the business day prior to that payment date. The Payment Account will be an Eligible Account and amounts on deposit in the Payment Account will be invested in permitted investments.

     On each payment date, principal and interest collections will be allocated from the Payment Account in the following order of priority:

     o  first, to pay accrued interest due on the note balance of the notes;

     o second, to pay principal in an amount equal to the Principal Collection Distribution Amount for that payment date on the notes;

     o third, to pay as principal on the notes, an amount equal to the Liquidation Loss Distribution Amount;

     o fourth, to pay the financial guaranty insurer the premium for the financial guaranty insurance policy and any previously unpaid premiums for the financial guaranty insurance policy, with its interest;

     o fifth, to reimburse the financial guaranty insurer for prior draws made on the financial guaranty insurance policy, other than those attributable to Excess Loss Amounts, with its interest;

     o  sixth, to pay principal on the notes, the Reserve Increase Amount;

     o seventh, to pay the financial guaranty insurer any other amounts owed under the insurance agreement; and

     o  eighth, any remaining amounts to the holders of the certificates.

The Paying Agent

     The paying agent shall initially be the indenture trustee, together with any successor thereto. The paying agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making payments to the noteholders.

Maturity and Optional Redemption

     The notes will be payable in full on the payment date in __________, to the extent of the outstanding note balance on that date, if any. In addition, a principal payment may be made in partial or full redemption of the notes after the aggregate Stated Principal Balance after applying payments received in the related collection period is reduced to an amount less than or equal to $_____________, which is 10% of the cut-off date balance, upon the exercise by the master servicer of its option to purchase all or a portion of the loans and related assets. In the event that all of the loans are purchased by the master servicer, the purchase price will be equal to the sum of the outstanding pool balance and its accrued and unpaid interest at the weighted average of the loan rates through the day preceding the payment date on which the purchase occurs together with all amounts due and owing to the financial guaranty insurer.

     In the event that a portion of the loans are purchased by the master servicer, the purchase price will be equal to the sum of the aggregate Stated Principal Balances of the loans so purchased and its accrued and unpaid interest at the weighted average of the related loan rates on the loans through the day preceding the payment date on which the purchase occurs, together with all amounts due and owing to the financial guaranty insurer in connection with the loans so purchased. Any purchase will be subject to satisfaction of some conditions specified in the servicing agreement, including:

     o the master servicer shall have delivered to the indenture trustee a loan schedule containing a list of all loans remaining in the trust after removal;

     o the loans to be removed are selected at random and the servicer shall represent and warrant that the random selection procedures were not adverse to the interests of the securityholders or the financial guaranty insurer, and

     o each rating agency shall have been notified of the proposed retransfer and shall not have notified the master servicer that the retransfer would result in a reduction or withdrawal of the ratings of the notes without regard to the financial guaranty insurance policy.

             Description of the Financial Guaranty Insurance Policy

     On the closing date, the financial guaranty insurer will issue the financial guaranty insurance policy in favor of the indenture trustee on behalf of the issuer. The financial guaranty insurance policy will unconditionally and irrevocably guarantee most payments on the notes. On each payment date, a draw will be made on the financial guaranty insurance policy equal to the sum of:

     o the amount by which accrued interest on the notes at the note rate on that payment date exceeds the amount on deposit in the Payment Account available for interest distributions on that payment date,

     o any Liquidation Loss Amount, other than any Excess Loss Amount, for that payment date, to the extent not currently covered by a Liquidation Loss Distribution Amount or a reduction in the Outstanding Reserve Amount and

     o  any Excess Loss Amount for that payment date.

     For purposes of the foregoing, amounts in the Payment Account available for interest distributions on any payment date shall be deemed to include all amounts available in the Payment Account for that payment date, other than the Principal Collection Distribution Amount and the Liquidation Loss Distribution Amount, if any. Under the terms of the indenture, draws under the financial guaranty insurance policy relating to any Liquidation Loss Amount will be paid to the notes by the paying agent, as principal, to the extent the notes would have been paid that amount. In addition, a draw will be made on the financial guaranty insurance policy to cover some shortfalls in amounts allocable to the noteholders following the sale, liquidation or other disposition of the assets of the trust in connection with the liquidation of the trust fund as permitted under the indenture following an event of default under the indenture. In addition, the financial guaranty insurance policy will guarantee the payment of the outstanding note balance of each note on the payment date in ___________. In the absence of payments under the financial guaranty insurance policy, noteholders will directly bear the credit risks associated with their investment to the extent the risks are not covered by the Outstanding Reserve Amount or otherwise.

                   Certain Yield and Prepayment Considerations

General

     The yields to maturity and the aggregate amount of distributions on the notes will be affected by the rate and timing of principal payments on the loans and the amount and timing of mortgagor defaults resulting in Liquidation Loss Amounts. The rate of default of loans secured by second liens may be greater than that of loans secured by first liens. In addition, yields may be adversely affected by a higher or lower than anticipated rate of principal payments on the loans in the trust fund. The rate of principal payments on the loans will in turn be affected by the amortization schedules of the loans, the rate and timing of its principal prepayments by the mortgagors, liquidations of defaulted loans and repurchases of loans due to breaches of representations.

     The timing of changes in the rate of prepayments, liquidations and repurchases of the loans may, and the timing of Liquidation Loss Amounts will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the loans will depend on future events and on a variety of factors, as described more fully in this prospectus supplement and in the prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations" no assurance can be given as to the rate or the timing of principal payments on the notes.

     The loans in most cases may be prepaid by the mortgagors at any time. However, in some circumstances, some of the loans will be subject to a prepayment charge. See "Description of the Loan Pool" in this prospectus supplement. In addition, as described under "Description of the Loan Pool--Loan Pool Characteristics," some of the loans may be assumable under the terms of the mortgage note, and the remainder are subject to customary due-on-sale provisions. The master servicer shall enforce any due-on-sale clause contained in any mortgage note or mortgage, to the extent permitted under applicable law and governmental regulations. However, if the master servicer determines that it is reasonably likely that any mortgagor will bring, or if any mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any mortgage note or mortgage, the master servicer shall not be required to enforce the due-on-sale clause or to contest the action. The extent to which some of the loans are assumed by purchasers of the mortgaged properties rather than prepaid by the related mortgagors in connection with the sales of the mortgaged properties will affect the weighted average life of the notes and may result in a prepayment experience on the loans that differs from that on other conventional loans. See "Yield Considerations" and "Maturity and Prepayment Considerations" in the prospectus.

     Prepayments, liquidations and purchases of the loans will result in distributions to holders of the notes of principal amounts which would otherwise be distributed over the remaining terms of the loans. Factors affecting prepayment, including defaults and liquidations, of loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates, solicitations and servicing decisions. In addition, if prevailing mortgage rates fell significantly below the loan rates on the loans, the rate of prepayments, including refinancings, would be expected to increase. Conversely, if prevailing mortgage rates rose significantly above the loan rates on the loans, the rate of prepayments on the loans would be expected to decrease. Furthermore, since loans secured by second liens are not generally viewed by borrowers as permanent financing and generally carry a high rate of interest, the loans secured by second liens may experience a higher rate of prepayment than traditional first lien loans. Prepayment of the related first lien may also affect the rate of prepayments on the loans.

     The yield to maturity of the notes will depend, in part, on whether, to what extent, and the timing with respect to which, any Reserve Amount Increase is used to accelerate payments of principal on the notes or the Reserve Amount Target is reduced. See "Description of the Securities--Allocation of Payments on the loans" in this prospectus supplement.

     The rate of defaults on the loans will also affect the rate and timing of principal payments on the loans. In general, defaults on loans are expected to occur with greater frequency in their early years. The rate of default of loans secured by second liens is likely to be greater than that of loans secured by first liens on comparable properties. The rate of default on loans which are refinance loans, and on loans with high combined LTV ratios, may be higher than for other types of loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the loans will be affected by the general economic condition of the region of the country in which the related mortgaged properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. See "Yield Considerations" and "Maturity and Prepayment Considerations" in the prospectus.

     Because the loan rates on the loans and the note rate on the notes are fixed, the rate will not change in response to changes in market interest rates. Accordingly, if market interest rates or market yields for securities similar to the notes were to rise, the market value of the notes may decline.

     In addition, the yield to maturity on the notes will depend on, among other things, the price paid by the holders of the notes and the note rate. The extent to which the yield to maturity of a note is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In most cases, if notes are purchased at a premium and principal distributions on the notes occur at a rate faster than assumed at the time of purchase, the investor's actual yield to maturity will be lower than that anticipated at the time of purchase. Conversely, if notes are purchased at a discount and principal distributions on the notes occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that anticipated at the time of purchase. For additional considerations relating to the yield on the notes, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the prospectus.

     Weighted Average Life: Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in reduction of principal of the security, assuming no losses. The weighted average life of the notes will be influenced by, among other things, the rate at which principal of the loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

     [The prepayment model used in this prospectus supplement, or prepayment assumption, represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans. A 100% prepayment assumption assumes a constant prepayment rate of 2% per annum of the then outstanding principal balance of the loans in the first month of the life of the loans and an additional 0.9286% per annum in each month thereafter until the fifteenth month. Beginning in the fifteenth month and in each month thereafter during the life of the loans, a 100% prepayment assumption assumes a constant prepayment rate of 15% per annum each month.] As used in the table below, a 50% prepayment assumption assumes prepayment rates equal to 50% of the prepayment assumption. Correspondingly, a 150% prepayment assumption assumes prepayment rates equal to 150% of the prepayment assumption, and so forth. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the loans.

     The table below has been prepared on the basis of assumptions as described below in this paragraph regarding the weighted average characteristics of the loans that are expected to be included in the trust as described under "Description of the Loan Pool" in this prospectus supplement and the performance of the loans. The table assumes, among other things, that:

     o The loan pool consists of ten groups of loans, with the loans in each group having the following aggregate characteristics as of the cut-off date:

                Aggregate
            Stated Principal                          Net Loan       Original Term     Remaining Term
   Group         Balance           Loan Rate            Rate          to Maturity        to Maturity
   -----         -------           ---------          -------       ---------------      -----------
                 $                     %                 %












     o the tenth group above consists of balloon loans with a remaining term to stated maturity of [179] months;

     o the scheduled monthly payment for each loan has been based on its outstanding balance, interest rate and remaining term to maturity, so that the loan will amortize in amounts sufficient for its repayment over its remaining term to maturity;

     o none of the seller, the master servicer or the depositor will repurchase any loan, as described under "The Trusts--Representations Relating to Trust Assets", "The Trusts--Repurchases of Loans" and "Description of the Securities--Assignment of Loans and Certain Insolvency and Bankruptcy Issues" in the prospectus, and the master servicer does not exercise its option to purchase the loans and, as a result, cause a termination of the trust except as indicated in the table;

     o there are no delinquencies or Liquidation Loss Amounts on the loans, and principal payments on the loans will be timely received together with prepayments, if any, on the last day of the month and at the respective constant percentages of the prepayment assumption in the table;

     o there is no prepayment interest shortfall or any other interest shortfall in any month;

     o the loans, including the simple interest loans, pay on the basis on a 30-day month and a 360-day year;

     o payments on the notes will be received on the 25th day of each month, commencing in _____;

     o  payments on the loans earn no reinvestment return;

     o  there are no additional ongoing trust expenses payable out of the trust;

     o  the notes will be purchased on ______________; and

     o the amount of interest collected on the loans during the collection period for the first payment date is $________.

     The foregoing list of assumptions are referred to as the structuring assumptions.

     The actual characteristics and performance of the loans will differ from the assumptions used in constructing the table below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the loans will prepay at a constant level of the prepayment assumption until maturity or that all of the loans will prepay at the same level of the prepayment assumption. Moreover, the diverse remaining terms to maturity of the loans could produce slower or faster principal distributions than indicated in the table at the various constant percentages of the prepayment assumption specified, even if the weighted average remaining term to maturity of the loans is as assumed. Any difference between the assumptions and the actual characteristics and performance of the loans, or actual prepayment or loss experience, will affect the percentage of initial note balance outstanding over time and the weighted average lives of the notes.

     Subject to the foregoing discussion and assumptions, the following table indicates the weighted average life of the notes, and lists the percentage of the initial note balance of the notes that would be outstanding after each of the payment dates shown at various percentages of the prepayment assumption.

         Percent of Initial Stated Principal Balance Outstanding at the
               Following Percentages of the Prepayment Assumption
---------------------------------------------------------------------------------------------------------
Payment Date                                   0%          50%         100%        150%           200%

Initial Percentage
__________
__________
__________
__________
__________
__________
__________
__________
__________
__________
__________
__________
__________
__________
Weighted Average Life to Maturity in Years
Weighted Average Life Assuming

Optional Repurchase in Years

     The weighted average life of a note is determined by:

     o multiplying the net reduction, if any, of the note balance by the number of years from the date of issuance of the note to the related payment date,

     o  adding the results, and

     o dividing the sum by the aggregate of the net reductions of the note balance described in the first clause above.

     This table has been prepared based on the assumptions described in the fourth paragraph preceding this table, including the assumptions regarding the characteristics and performance of the loans, which differ from their actual characteristics and performance, and should be read in conjunction therewith.

                   Description of the loan Purchase Agreement

     The loans to be deposited in the trust by the depositor will be purchased by the depositor from the seller under the loan purchase agreement dated as of ______________ between the seller and the depositor. The following summary describes some terms of the loan purchase agreement and is qualified in its entirety by reference to the loan purchase agreement.

Purchase of loans

     Under the loan purchase agreement, the seller will transfer and assign to the depositor all of its right, title and interest in and to the loans and the mortgage notes, mortgages and other related documents. The purchase prices for the loans are specified percentages of its face amounts as of the time of transfer and are payable by the depositor as provided in the loan purchase agreement.

     The loan purchase agreement will require that, within the time period specified in this prospectus supplement, the seller deliver to the indenture trustee, or the custodian, the loans sold by the seller and the related documents described in the preceding paragraph for the loans. In lieu of delivery of original mortgages, the seller may deliver true and correct copies of the mortgages which have been certified as to authenticity by the appropriate county recording office where the mortgage is recorded.

Representations and Warranties

     The seller will also represent and warrant with respect to the loans that, among other things:

     o the information with respect to the loans in the schedule attached to the loan purchase agreement is true and correct in all material respects, and

     o immediately prior to the sale of the loans to the depositor, the seller was the sole owner and holder of the loans free and clear of any and all liens and security interests.

     The seller will also represent and warrant that, among other things, as of the closing date:

     o the loan purchase agreement constitutes a legal, valid and binding obligation of the seller, and

     o the loan purchase agreement constitutes a valid transfer and assignment of all right, title and interest of the seller in and to the loans and the proceeds of the loans.

     The benefit of the representations and warranties made by the seller will be assigned by the depositor to the indenture trustee.

     Within 90 days of the closing date, _________________ the custodian will review or cause to be reviewed the loans and the related documents, and if any loan or related document is found to be defective in any material respect, which may materially and adversely affect the value of the related loan, or the interests of the indenture trustee, as pledgee of the loans, the securityholders or the financial guaranty insurer in the loan and the defect is not cured within 90 days following notification of the defect to the seller and the trust by the custodian, the seller will be obligated under the loan purchase agreement to deposit the repurchase price into the Custodial Account. In lieu of any deposit, the seller may substitute an eligible substitute loan; provided that the substitution may be subject to the delivery of an opinion of counsel regarding tax matters. Any purchase or substitution will result in the removal of the loan required to be removed from the trust. The removed loans are referred to as deleted loans. The obligation of the seller to remove deleted loans sold by it from the trust is the sole remedy regarding any defects in the loans sold by the seller and related documents for the loans available against the seller.

     As to any loan, the repurchase price referred to in the preceding paragraph is equal to the Stated Principal Balance of the loan at the time of any removal described in the preceding paragraph plus its accrued and unpaid interest to the date of removal. In connection with the substitution of an eligible substitute loan, the seller will be required to deposit in the Custodial Account a substitution adjustment amount equal to the excess of the Stated Principal Balance of the related deleted loan to be removed from the trust over the Stated Principal Balance of the eligible substitute loan.

     An eligible substitute loan is a loan substituted by the seller for a deleted loan which must, on the date of the substitution:

     o have an outstanding Stated Principal Balance, or in the case of a substitution of more than one loan for a deleted loan, an aggregate Stated Principal Balance, not in excess of the Stated Principal Balance relating to the deleted loan;

     o have a mortgage and a Net Loan Rate not less than, and not more than one percentage point greater than, the mortgage rate and Net Loan Rate, respectively, of the deleted loan;

     o have a combined LTV ratio at the time of substitution no higher than that of the deleted loan at the time of substitution;

     o have, at the time of substitution, a remaining term to maturity not greater than, and not more than one year less than, that of the deleted loan;

     o  be secured by mortgaged property located in the United States;

     o comply with each representation and warranty as to the loans in the loan purchase agreement, deemed to be made as of the date of substitution;

     o be ineligible for inclusion in a REMIC if the deleted loan was a REMIC ineligible loan, generally, because (a) the value of the real property securing the deleted loan was not at least equal to eighty percent of the original principal balance of the deleted loan, calculated by subtracting the amount of any liens that are senior to the loan and a proportionate amount of any lien of equal priority from the value of the property when the loan was originated and (b) substantially all of the proceeds of the deleted loan were not used to acquire, improve or protect an interest in the real property securing the loan; and

     o  satisfy some other conditions specified in the indenture.

     In addition, the seller will be obligated to deposit the repurchase price or substitute an eligible substitute loan for a loan as to which there is a breach of a representation or warranty in the loan purchase agreement and the breach is not cured by the seller within the time provided in the loan purchase agreement.

                     Description of the Servicing Agreement

     The following summary describes terms of the servicing agreement, dated as of _____________ among the Trust, the indenture trustee and the master servicer. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the servicing agreement. Whenever particular defined terms of the servicing agreement are referred to, the defined terms are incorporated in this prospectus supplement by reference. See "The Agreements" in the prospectus.

The Master Servicer

     [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE], an indirect wholly-owned subsidiary of [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] and an affiliate of the depositor, will be responsible for master servicing the loans under the servicing agreement. For a general description of [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] and its activities, see "--[INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE]" in this prospectus supplement and "[INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE]" in the prospectus.

     In addition, [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] will undertake collection activity and default management of any loans currently subserviced by [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE], if such loans become delinquent. Neither the master servicer nor any subservicer will be required to make advances relating to delinquent payments of principal and interest on the loans.

     [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] will be responsible for master servicing the loans in accordance with its servicing guide directly or through one or more subservicers. Responsibilities of [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE] will include the receipt of funds from subservicers, the reconciliation of servicing activity, investor reporting, remittances to the indenture trustee and the owner trustee to accommodate payments to securityholders and consulting with subservicers of loans that are delinquent and as to the related servicing policies, notices and other responsibilities. Management and liquidation of mortgaged properties acquired by foreclosure or deed in lieu of foreclosure, as well as other loss mitigation procedures conducted by any subservicer, will be reviewed by [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE]. Neither the master servicer nor any subservicer will be required to make advances relating to delinquent payments of principal and interest on the loans.

     For information regarding foreclosure procedures, see "Description of the Securities--Servicing and Administration of Loans -- Realization Upon Defaulted Loans" in the prospectus. Servicing and charge-off policies and collection practices may change over time in accordance with [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE]'s business judgment, changes in [INSERT NAME OF APPROPRIATE DEPOSITOR AFFILIATE]'s portfolio of loans of the types included in the loan pool that it services for its clients and applicable laws and regulations, and other considerations.

     [Delinquency and Loss Experience, as appropriate]


Servicing and Other Compensation and Payment of Expenses

     The Servicing Fee for each loan is payable out of the interest payments on the loan. The weighted average Servicing Fee as of the cut-off date for each loan will be approximately ____% per annum of the outstanding principal balance of the loan. The Servicing Fees consist of (a) servicing compensation payable to the master servicer relating to its master servicing activities, and (b) subservicing and other related compensation payable to the Subservicer, including the compensation paid to the master servicer as the direct servicer of a loan for which there is no subservicer. The primary compensation to be paid to the master servicer relating to its master servicing activities will be _____% per annum of the outstanding principal balance of each loan. The master servicer is obligated to pay some ongoing expenses associated with the trust and incurred by the master servicer in connection with its responsibilities under the servicing agreement. See "Description of the Securities--Servicing and Administration of Loans" in the prospectus for information regarding other possible compensation to the master servicer and the subservicer and for information regarding expenses payable by the master servicer.

Principal and Interest Collections

     The master servicer shall establish and maintain a Custodial Account in which the master servicer shall deposit or cause to be deposited any amounts representing payments on and any collections received relating to the loans received by it subsequent to the cut-off date. The Custodial Account shall be an Eligible Account. On the 20th day of each month or if that day is not a business day, the next succeeding business day, which is referred to as the determination date, the master servicer will notify the paying agent and the indenture trustee of the amount of aggregate amounts required to be withdrawn from the Custodial Account and deposited into the Payment Account prior to the close of business on the business day next succeeding each determination date.

     Permitted investments are specified in the servicing agreement and are limited to investments which meet the criteria of the rating agencies from time to time as being consistent with their then-current ratings of the securities.

     The master servicer will make the following withdrawals from the Custodial Account and deposit the amounts as follows:

     o to the Payment Account, an amount equal to the principal and interest collections on the business day prior to each payment date; and

     o to pay to itself or the subservicer the Servicing Fee, various reimbursement amounts and other amounts as provided in the servicing agreement.

     All collections on the loans will generally be allocated in accordance with the mortgage notes between amounts collected relating to interest and amounts collected relating to principal. As to any payment date, interest collections will be equal to the sum of:

     o the portion allocable to interest of all scheduled monthly payments on the loans received during the related collection period, minus the Servicing Fees and the fees payable to the owner trustee and the indenture trustee, which are collectively referred to as the administrative fees,

     o the interest portion of all Net Liquidation Proceeds allocated to interest under the terms of the mortgage notes, reduced by the administrative fees for that collection period, and

     o the interest portion of the repurchase price for any deleted loans and the cash purchase price paid in connection with any optional purchase of the loans by the master servicer.

     However, on the first payment date, an amount, referred to as the excluded interest amount, will be excluded from the interest collections equal to the sum of 70% of first and second listed item above. As to any payment date, principal collections will be equal to the sum of:

     o the principal portion of all scheduled monthly payments on the loans received in the related collection period; and

     o some unscheduled collections, including full and partial mortgagor prepayments on the loans, Insurance Proceeds, Liquidation Proceeds and proceeds from repurchases of, and some amounts received in connection with any substitutions for, the loans, received or deemed received during the related collection period, to the extent the amounts are allocable to principal.

     As to unscheduled collections, the master servicer may elect to treat the amounts as included in interest collections and principal collections for the payment date in the month of receipt, but is not obligated to do so. As described in this prospectus supplement under "Description of the Securities--Principal Payments on the Notes," any amount for which the election is so made shall be treated as having been received on the last day of the related collection period for the purposes of calculating the amount of principal and interest distributions to the notes.

     As to any payment date other than the first payment date, the collection period is the calendar month preceding the month of that payment date.

Release of Lien; Refinancing of Senior Lien

     The servicing agreement permits the master servicer to release the lien on the mortgaged property securing a loan under some circumstances, if the loan is current in payment. A release may be made in any case where the borrower simultaneously delivers a mortgage on a substitute mortgaged property, if the combined LTV ratio is not increased. A release may also be made, in connection with a simultaneous substitution of the mortgaged property, if the combined LTV ratio would be increased to not more than the lesser of (a) 125% and (b) 105% times the combined LTV ratio previously in effect, if the master servicer determines that appropriate compensating factors are present. Furthermore, a release may also be permitted in cases where no substitute mortgaged property is provided, causing the loan to become unsecured, subject to some limitations in the servicing agreement. At the time of the release, some terms of the loan may be modified, including a loan rate increase or a maturity extension, and the terms of the loan may be further modified in the event that the borrower subsequently delivers a mortgage on a substitute mortgaged property.

     The master servicer may permit the refinancing of any existing lien senior to a loan, provided that the resulting combined LTV ratio may not exceed the greater of (a) the combined LTV ratio previously in effect, or (b) 70% or, if the borrower satisfies credit score criteria, 80%.

Collection and Liquidation Practices; Loss Mitigation

     The master servicer is authorized to engage in a wide variety of loss mitigation practices with respect to the loans, including waivers, modifications, payment forbearances, partial forgiveness, entering into repayment schedule arrangements, and capitalization of arrearages; provided in any case that the master servicer determines that the action is not materially adverse to the interests of the indenture trustee as pledgee of the mortgage loans and the securityholders and is generally consistent with the master servicer's policies with respect to similar loans; and provided further that some modifications, including reductions in the loan rate, partial forgiveness or a maturity extension, may only be taken if the loan is in default or if default is reasonably foreseeable. For loans that come into and continue in default, the master servicer may take a variety of actions including foreclosure upon the mortgaged property, writing off the balance of the loan as bad debt, taking a deed in lieu of foreclosure, accepting a short sale, permitting a short refinancing, arranging for a repayment plan, modifications as described above, or taking an unsecured note. See "Description of the Securities--Servicing and Administration of Loans" in the prospectus.

                Description of the Trust Agreement and Indenture

     The following summary describes terms of the trust agreement and the indenture. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the trust agreement and the indenture. Whenever particular defined terms of the indenture are referred to, the defined terms are incorporated by reference in this prospectus supplement. See "The Agreements" in the prospectus.

The Trust Fund

     Simultaneously with the issuance of the notes, the issuer will pledge the trust fund to the indenture trustee as collateral for the notes. As pledgee of the loans, the indenture trustee will be entitled to direct the trust in the exercise of all rights and remedies of the trust against the seller under the loan purchase agreement and against the master servicer under the servicing agreement.

Reports To Holders

     The indenture trustee will mail to each holder of notes, at its address listed on the security register maintained with the indenture trustee, a report setting forth amounts relating to the notes for each payment date, among other things:

     o the amount of principal payable on the payment date to the holders of securities;

     o the amount of interest payable on the payment date to the holders of securities;

     o the aggregate note balance of the notes after giving effect to the payment of principal on the payment date;

     o  principal and interest collections for the related collection period;

     o the aggregate Stated Principal Balance of the loans as of the end of the preceding collection period;

     o the Outstanding Reserve Amount as of the end of the related collection period; and

     o the amount paid, if any, under the financial guaranty insurance policy for the payment date.

     In the case of information furnished under first and second listed clause above relating to the notes, the amounts shall be expressed as a dollar amount per $1,000 in face amount of notes.

Certain Covenants

     The indenture will provide that the issuer may not consolidate with or merge into any other entity, unless:

     o the entity formed by or surviving the consolidation or merger is organized under the laws of the United States, any state or the District of Columbia;

     o the entity expressly assumes, by an indenture supplemental to the indenture, the issuer's obligation to make due and punctual payments upon the notes and the performance or observance of any agreement and covenant of the issuer under the indenture;

     o no event of default shall have occurred and be continuing immediately after the merger or consolidation;

     o the issuer has received consent of the financial guaranty insurer and has been advised that the ratings of the securities, without regard to the financial guaranty insurance policy, then in effect would not be reduced or withdrawn by any rating agency as a result of the merger or consolidation;

     o any action that is necessary to maintain the lien and security interest created by the indenture is taken;

     o the issuer has received an opinion of counsel to the effect that the consolidation or merger would have no material adverse tax consequence to the issuer or to any noteholder or certificateholder; and

     o the issuer has delivered to the indenture trustee an officer's certificate and an opinion of counsel each stating that the consolidation or merger and the supplemental indenture comply with the indenture and that all conditions precedent, as provided in the indenture, relating to the transaction have been complied with.

     The issuer will not, among other things;

     o except as expressly permitted by the indenture, sell, transfer, exchange or otherwise dispose of any of the assets of the issuer;

     o claim any credit on or make any deduction from the principal and interest payable relating to the notes, other than amounts withheld under the Internal Revenue Code or applicable state law, or assert any claim against any present or former holder of notes because of the payment of taxes levied or assessed upon the issuer;

     o permit the validity or effectiveness of the indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the notes under the indenture except as may be expressly permitted by the indenture; or

     o permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the issuer or any part of its assets, or any of its interest or the proceeds of its assets, other than under the indenture.

     The issuer may not engage in any activity other than as specified under "The Issuer" in this prospectus supplement.

Modification of Indenture

     With the consent of the holders of a majority of the outstanding notes and the financial guaranty insurer, the issuer and the indenture trustee may execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the indenture, or modify, except as provided below, in any manner the rights of the noteholders. Without the consent of the holder of each outstanding note affected by that modification and the financial guaranty insurer, however, no supplemental indenture will:

     o change the due date of any installment of principal of or interest on any note or reduce its principal amount, its interest rate specified or change any place of payment where or the coin or currency in which any note or any of its interest is payable;

     o impair the right to institute suit for the enforcement of some provisions of the indenture regarding payment;

     o reduce the percentage of the aggregate amount of the outstanding notes, the consent of the holders of which is required for any supplemental indenture or the consent of the holders of which is required for any waiver of compliance with some provisions of the indenture or of some defaults thereunder and their consequences as provided for in the indenture;

     o modify or alter the provisions of the indenture regarding the voting of notes held by the issuer, the depositor or an affiliate of any of them;

     o decrease the percentage of the aggregate principal amount of notes required to amend the sections of the indenture which specify the applicable percentage of aggregate principal amount of the notes necessary to amend the indenture or some other related agreements;

     o modify any of the provisions of the indenture in a manner as to affect the calculation of the amount of any payment of interest or principal due on any note, including the calculation of any of the individual components of the calculation; or

     o permit the creation of any lien ranking prior to or, except as otherwise contemplated by the indenture, on a parity with the lien of the indenture with respect to any of the collateral for the notes or, except as otherwise permitted or contemplated in the indenture, terminate the lien of the indenture on any collateral or deprive the holder of any note of the security afforded by the lien of the indenture.

     The issuer and the indenture trustee may also enter into supplemental indentures, with the consent of the financial guaranty insurer and without obtaining the consent of the noteholders, for the purpose of, among other things, curing any ambiguity or correcting or supplementing any provision in the indenture that may be inconsistent with any other provision in this prospectus supplement.

Certain Matters Regarding the Indenture Trustee and the Issuer

     Neither the indenture trustee nor any director, officer or employee of the indenture trustee will be under any liability to the issuer or the related noteholders for any action taken or for refraining from the taking of any action in good faith under the indenture or for errors in judgment. None of the indenture trustee and any director, officer or employee of the indenture trustee will be protected against any liability which would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the indenture. Subject to limitations in the indenture, the indenture trustee and any director, officer, employee or agent of the indenture trustee shall be indemnified by the issuer and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the indenture other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or negligence in the performance of its duties under the indenture or by reason of reckless disregard of its obligations and duties under the indenture. All persons into which the indenture trustee may be merged or with which it may be consolidated or any person resulting from a merger or consolidation shall be the successor of the indenture trustee under the indenture.

                    Material Federal Income Tax Consequences

     The following is a general discussion of anticipated material federal income tax consequences of the purchase, ownership and disposition of the notes offered under this prospectus. This discussion has been prepared with the advice of ____________________as counsel to the depositor.

     This discussion is directed solely to noteholders that hold the notes as capital assets within the meaning of Section 1221 of the Internal Revenue Code and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules, including banks, insurance companies, foreign investors, tax-exempt organizations, dealers in securities or currencies, mutual funds, real estate investment trusts, natural persons, cash method taxpayers, S corporations, estates and trusts, investors that hold the notes as part of a hedge, straddle or, an integrated or conversion transaction, or holders whose "functional currency" is not the United States dollar. Also, it does not address alternative minimum tax consequences or the indirect effects on the holders of equity interests in a noteholder. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (a) is given as to events that have occurred at the time the advice is rendered and is not given as to the consequences of contemplated actions, and (b) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed in this prospectus supplement and/or the accompanying prospectus.

     In addition to the federal income tax consequences described in this prospectus supplement, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the notes. See "State and Other Tax Consequences." Noteholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the notes offered under this prospectus.

     In the opinion of _________________, as tax counsel to the depositor, for federal income tax purposes, assuming compliance with all provisions of the indenture, trust agreement and related documents, (a) the notes will be treated as indebtedness and (b) the issuer, as created under the terms and conditions of the trust agreement, will not be classified as an association, or a publicly traded partnership, taxable as a corporation or as a taxable mortgage pool within the meaning of Section 7701(i) of the Internal Revenue Code.

     The following discussion is based in part upon the rules governing original issue discount that are described in Internal Revenue Code sections 1271-1273 and 1275 and in the Treasury regulations issued under these sections, referred to as the "OID Regulations". The OID Regulations do not adequately address various issues relevant to, and in some instances provide that they are not applicable to, securities such as the notes. For purposes of this tax discussion, references to a "noteholder" or a "holder" are to the beneficial owner of a note.

     Status as Real Property Loans

     Notes held by a domestic building and loan association will not constitute "loans . . . secured by an interest in real property" within the meaning of Internal Revenue Code section 7701(a)(19)(C)(v); and notes held by a real estate investment trust will not constitute "real estate assets" within the meaning of Internal Revenue Code section 856(c)(4)(A) and interest on notes will not be considered "interest on obligations secured by mortgages on real property" within the meaning of Internal Revenue Code section 856(c)(3)(B).

     Original Issue Discount

     [For federal income tax purposes, the notes will not be treated as having been issued with original issue discount since the principal amount of the notes will not exceed their issue price by more than a de minimis amount. The stated interest thereon will be taxable to a noteholder as ordinary interest income when received or accrued in accordance with the noteholder's method of tax accounting. Under the OID Regulations, a holder of a note issued with a de minimis amount of original issue discount must include the discount in income, on a pro rata basis, as principal payments are made on the note. The OID Regulations also would permit a noteholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--Market Discount" for a description of the election under the OID Regulations.]

     [For federal income tax purposes, the notes will be treated as having been issued with original issue discount, because the stated redemption price at maturity for the notes will exceed their issue price by more than a de minimis amount. The original issue discount on a note will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of notes will be the first cash price at which a substantial amount of notes of that class is sold, excluding sales to bond houses, brokers and underwriters, on the closing date. If less than a substantial amount of a particular class of notes is sold for cash on or prior to the closing date, the issue price of the class will be treated as the fair market value of that class on the closing date. Under the OID Regulations, the stated redemption price of a note is equal to the total of all payments to be made on the note other than "qualified stated interest." "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or in the case of a variable rate debt instrument, at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that typically does not operate in a manner that accelerates or defers interest payments on the note.]

     [For notes bearing adjustable note rates, the determination of the total amount of original issue discount and the timing of the inclusion of original issue discount will vary according to the characteristics of the notes. In general terms original issue discount is accrued by treating the note rate of the notes as fixed and making adjustments to reflect actual note rate payments.]

     [Some classes of the notes provide for the first interest payment on these notes to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period", as defined in the fourth paragraph below, for original issue discount is each monthly period that ends on a payment date, in some cases, as a consequence of this "long first accrual period," some or all interest payments may be required to be included in the stated redemption price of the note and accounted for as original issue discount.]

     [In addition, for those classes of the notes where the accrued interest to be paid on the first payment date is computed for a period that begins prior to the closing date, a portion of the purchase price paid for a note will reflect the accrued interest. In those cases, information returns to the noteholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued during periods prior to the closing date is treated as part of the overall purchase price of the note, and not as a separate asset the purchase price of which is recovered entirely out of interest received on the next payment date, and that portion of the interest paid on the first payment date in excess of interest accrued for a number of days corresponding to the number of days from the closing date to the first payment date should be included in the stated redemption price of the note. However, the OID Regulations state that all or some portion of the accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first payment date. It is unclear how an election to do so would be made under the OID Regulations and whether the election could be made unilaterally by a noteholder.]

         [Notwithstanding the general definition of original issue discount, original issue discount on a note will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the note multiplied by its weighted average maturity. For this purpose, the weighted average maturity of the note is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the note, by multiplying (1) the number of complete years, rounding down for partial years, from the issue date until the payment is expected to be made, possibly taking into account a prepayment assumption, by (2) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of the note. Under the OID Regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of the total amount of the de minimis original issue discount and a fraction, the numerator of which is the amount of the principal payment and the denominator of which is the outstanding stated principal amount of the note. The OID Regulations also would permit a noteholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "Material Federal Income Tax Considerations--Market Discount" in this prospectus supplement for a description of the election under the OID Regulations.]

     [The holder of notes issued with more than a de minimis amount of original issue discount must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held the note, including the purchase date but excluding the disposition date. In the case of an original holder of a note, the daily portions of original issue discount will be determined as follows.]

     [As to each "accrual period," that is, unless otherwise stated in the accompanying prospectus supplement, each period that ends on a date that corresponds to a payment date and begins on the first day following the immediately preceding accrual period, or in the case of the first period, begins on the closing date, a calculation will be made of the portion of the original issue discount that accrued during this accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (1) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the note, if any, in future periods and (B) the distributions made on the note during the accrual period of amounts included in the stated redemption price, over (2) the adjusted issue price of the note at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated using a discount rate equal to the original yield to maturity of the notes, and possibly assuming that distributions on the note will be received in future periods based on the trust assets being prepaid at a rate equal to a prepayment assumption. For these purposes, the original yield to maturity of the note would be calculated based on its issue price and possibly assuming that distributions on the note will be made in all accrual periods based on the trust assets being prepaid at a rate equal to a prepayment assumption. The adjusted issue price of a note at the beginning of any accrual period will equal the issue price of the note, increased by the aggregate amount of original issue discount that accrued on the note in prior accrual periods, and reduced by the amount of any distributions made on the note in prior accrual periods of amounts included in its stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day. Although the issuer will calculate original issue discount, if any, based on its determination of the accrual periods, a noteholder may, subject to some restrictions, elect other accrual periods.]

     [A subsequent purchaser of a note that purchases the note at a price, excluding any portion of the price attributable to accrued qualified stated interest, less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount relating to the note. However, each daily portion will be reduced, if the cost is in excess of its "adjusted issue price," in proportion to the ratio that excess bears to the aggregate original issue discount remaining to be accrued on the note. The adjusted issue price of a note on any given day equals:

     o the adjusted issue price, or, in the case of the first accrual period, the issue price, of the note at the beginning of the accrual period which includes that day, plus

     o the daily portions of original issue discount for all days during the accrual period prior to that day, less

        o any principal payments made during the accrual period relating to the note.]

     Market Discount

     A noteholder that purchases a note at a market discount, that is, assuming the note is issued without original issue discount, at a purchase price less than its remaining stated principal amount, will recognize gain upon receipt of each distribution representing stated principal. In particular, under Internal Revenue Code section 1276 the noteholder, in most cases, will be required to allocate the portion of each distribution representing stated principal first to accrued market discount not previously included in income, and to recognize ordinary income to that extent.

     A noteholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the noteholder on or after the first day of the first taxable year to which the election applies. In addition, the OID Regulations permit a noteholder to elect to accrue all interest, discount, including de minimis market or original issue discount, and premium in income as interest, based on a constant yield method. If this election were made for a note with market discount, the noteholder would be deemed to have made an election to include currently market discount in income for all other debt instruments having market discount that the noteholder acquires during the taxable year of the election or after that year, and possibly previously acquired instruments. Similarly, a noteholder that made this election for a note that is acquired at a premium would be deemed to have made an election to amortize bond premium for all debt instruments having amortizable bond premium that the noteholder owns or acquires. See "--Premium." Each of these elections to accrue interest, discount and premium for a note on a constant yield method would be irrevocable.

     However, market discount for a note will be considered to be de minimis for purposes Internal Revenue Code section 1276 if the market discount is less than 0.25% of the remaining principal amount of the note multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule for original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied for market discount, possibly taking into account a prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--Original Issue Discount."

     Internal Revenue Code section 1276(b)(3) specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, some rules described in the legislative history to the Internal Revenue Code section 1276, or the Committee Report, apply. The Committee Report indicates that in each accrual period market discount on notes should accrue, at the noteholder's option: (a) on the basis of a constant yield method, or (b) in the case of a note issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the notes as of the beginning of the accrual period. Moreover, any prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect these regulations might have on the tax treatment of a note purchased at a discount in the secondary market. Further, it is uncertain whether a prepayment assumption would be required to be used for the notes if they were issued with original issue discount.

     To the extent that notes provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a note typically will be required to treat a portion of any gain on the sale or exchange of the note as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, under Internal Revenue Code section 1277 a holder of a note may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a note purchased with market discount. For these purposes, the de minimis rule referred to in the third preceding paragraph applies. Any deferred interest expense would not exceed the market discount that accrues during that taxable year and is, in most cases, allowed as a deduction not later than the year in which the market discount is includible in income. If the holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by that holder in that taxable year or after that year, the interest deferral rule described above will not apply.

     Premium

     If a holder purchases a note for an amount greater than its remaining principal amount, the holder will be considered to have purchased the note with amortizable bond premium equal in amount to the excess, and may elect to amortize the premium using a constant yield method over the remaining term of the note and to offset interest otherwise to be required to be included in income relating to that note by the premium amortized in that taxable year. If this election is made, it will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. The OID Regulations also permit noteholders to elect to include all interest, discount and premium in income based on a constant yield method. See "--Market Discount." The Committee Report states that the same rules that apply to accrual of market discount, which rules may require use of a prepayment assumption in accruing market discount for notes without regard to whether the notes have original issue discount, would also apply in amortizing bond premium under Internal Revenue Code section 171. The use of an assumption that there will be no prepayments may be required.

     Realized Losses

     Under Internal Revenue Code section 166 both corporate and noncorporate holders of the notes that acquire those notes in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their notes become wholly or partially worthless as the result of one or more Realized Losses on the trust assets. However, it appears that a noncorporate holder that does not acquire a note in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Internal Revenue Code until the holder's note becomes wholly worthless, that is, until its outstanding principal balance has been reduced to zero, and that the loss will be characterized as a short-term capital loss.

     Each holder of a note will be required to accrue interest and original issue discount for that note, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the trust assets until it can be established that any reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a note could exceed the amount of economic income actually realized by the holder in that period. Although the holder of a note eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a Realized Loss, ultimately will not be realized, the law is unclear as to the timing and character of the loss or reduction in income.

     Sales of Notes

     If a note is sold, the selling noteholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the note. The adjusted basis of a note, in most cases, will equal the cost of that note to that noteholder, increased by the amount of any original issue discount or market discount previously reported by the noteholder for that note and reduced by any amortized premium and any principal payment received by the noteholder. Except as provided in the following three paragraphs, any gain or loss will be capital gain or loss, provided the note is held as a capital asset, in most cases, property held for investment, within the meaning of Internal Revenue Code section 1221.

     Gain recognized on the sale of a note by a seller who purchased the note at a market discount will be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period the note was held by the holder, reduced by any market discount included in income under the rules described above under "--Market Discount" and "--Premium."

     A portion of any gain from the sale of a note that might otherwise be capital gain may be treated as ordinary income to the extent that the note is held as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate", which rate is computed and published monthly by the IRS, at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include any net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Backup Withholding

     Payments of interest and principal, as well as payments of proceeds from the sale of notes, may be subject to the "backup withholding tax" under Section 3406 of the Internal Revenue Code at a rate of 31% if recipients of the payments fail to furnish to the payor information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from the tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     The issuer will report to the holders and to the IRS for each calendar year the amount of any "reportable payments" during that year and the amount of tax withheld, if any, relating to payments on the notes.

     Tax Treatment of Foreign Investors

     Interest paid on a note to a nonresident alien individual, foreign partnership or foreign corporation that has no connection with the United States other than holding notes, known as nonresidents, will normally qualify as portfolio interest and will be exempt from federal income tax, except, in general, where (a) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or
(b) the recipient is a controlled foreign corporation to which the issuer is a related person. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from the interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate, unless this rate were reduced or eliminated by an applicable tax treaty, on, among other things, interest and other fixed or determinable, annual or periodic income paid to nonresidents. For these purposes a noteholder may be considered to be related to the issuer by holding a certificate or by having common ownership with any other holder of a certificate or any affiliate of that holder.

     New Withholding Regulations

         The Treasury Department has issued new regulations referred to as the "New Withholding Regulations," which revise procedures for complying with or obtaining exemptions under to the withholding, backup withholding and information reporting rules described above in the three preceding paragraphs. Special rules are applicable to partnerships, estates and trusts and, in certain circumstances, certifications as to foreign status and other matters may be required from partners or beneficiaries thereof The New Withholding Regulations are generally effective for payments made after December 31, 2000, subject to transition rules. Prospective investors are urged to consult their tax advisors regarding the procedure for obtaining an exemption from withholding under the New Withholding Regulations.

                        State and Other Tax Consequences

     In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the notes offered by this prospectus. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors about the various tax consequences of investments in the notes offered by this prospectus.

                              ERISA Considerations

     Any fiduciary or other investor of ERISA plan assets that proposes to acquire or hold the notes on behalf of or with ERISA plan assets of any ERISA plan should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Internal Revenue Code to the proposed investment. See "ERISA Considerations" in the prospectus.

     Each purchaser of a note, by its acceptance of the note, shall be deemed to have represented that the acquisition of the note by the purchaser does not constitute or give rise to a prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code, for which no statutory, regulatory or administrative exemption is available. See "ERISA Considerations--Prohibited Transaction Exemptions" in the prospectus.

     The notes may not be purchased with the assets of an ERISA plan if the depositor, the master servicer, the indenture trustee, the owner trustee or any of their affiliates:

     o has investment or administrative discretion with respect to the ERISA plan assets;

     o has authority or responsibility to give, or regularly gives, investment advice regarding the ERISA plan assets, for a fee and under an agreement or understanding that the advice will serve as a primary basis for investment decisions regarding the ERISA plan assets and will be based on the particular investment needs for the ERISA plan; or

     o  is an employer maintaining or contributing to the ERISA plan.

     On January 5, 2000, the DOL published final regulations under Section 401(c) of ERISA. The final 401(c) Regulations took effect on July 5, 2001.

     The sale of any of the notes to an ERISA plan is in no respect a representation by the depositor or the underwriter that such an investment meets all relevant legal requirements relating to investments by ERISA plans generally or any particular ERISA plan, or that such an investment is appropriate for ERISA plans generally or any particular ERISA plan.

                                Legal Investment

     The notes will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in mortgage related securities may not be legally authorized to invest in the notes. No representation is made in this prospectus supplement as to whether the notes constitute legal investments for any entity under any applicable statute, law, rule, regulation or order. Prospective purchasers are urged to consult with their counsel concerning the status of the notes as legal investments for the purchasers prior to investing in notes.

                                 Use of Proceeds

     The net proceeds from the sale of the notes will be paid to the depositor. The depositor will use the proceeds to purchase the loans or for general corporate purposes. See "Method of Distribution" in this prospectus supplement.

                             Method of Distribution

     Subject to the terms and conditions of an underwriting agreement, dated _________________ between ____________________, as the underwriter, has agreed to purchase and the depositor has agreed to sell the notes. It is expected that delivery of the notes will be made only in book-entry form through the Same Day Funds Settlement System of DTC on or about __________________ against payment therefor in immediately available funds.

     In connection with the notes, the underwriter has agreed, subject to the terms and conditions of the underwriting agreement, to purchase all of its notes if any of its notes are purchased by the underwriting agreement.

     In addition, the underwriting agreement provides that the obligation of the underwriter to pay for and accept delivery of the notes is subject to, among other things, the receipt of legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the depositor's Registration Statement shall be in effect, and that no proceedings for that purpose shall be pending before or threatened by the Commission.

     The distribution of the notes by the underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the depositor from the sale of the notes, before deducting expenses payable by the depositor, will be approximately _______% of the aggregate Stated Principal Balance of the notes plus its accrued interest from the cut-off date.

     The underwriter may effect these transactions by selling the notes to or through dealers, and those dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter for whom they act as agent. In connection with the sale of the notes, the underwriter may be deemed to have received compensation from the depositor in the form of underwriting compensation. The underwriter and any dealers that participate with the underwriter in the distribution of the related notes may be deemed to be underwriters and any profit on the resale of the notes positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     The depositor has been advised by the underwriter that it presently intends to make a market in the notes offered hereby; however, it is not obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for the notes will develop.

     It is expected that delivery of the notes will be made only in book-entry form through DTC, Clearstream and Euroclear as discussed in this prospectus supplement, on or about _______________ against payment in immediately available funds.

     The underwriting agreement provides that the depositor will indemnify the underwriter and that under limited circumstances the underwriter will indemnify the depositor against some liabilities, including liabilities under the Securities Act of 1933, or contribute to payments the underwriter may be required to make for these liabilities.

     There can be no assurance that a secondary market for the notes will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the notes will be the monthly statements discussed in this prospectus supplement under "Description of the Trust Agreement and Indenture--Reports to Holders" and in the prospectus under "Description of the Securities--Reports to Securityholders," which will include information as to the outstanding principal balance of the notes. There can be no assurance that any additional information regarding the notes will be available through any other source. In addition the depositor is not aware of any source through which price information about the notes will be generally available on an ongoing basis. The limited nature of this type of information regarding the notes may adversely affect the liquidity of the notes, even if a secondary market for the notes becomes available.

                                     Experts

     The consolidated financial statements of _____________, as of December 31, [200_] and [200_ ]and for each of the years in the three-year period ended December 31, [200_] are incorporated by reference in this prospectus supplement and in the registration statement in reliance upon the report of ______________, independent certified public accountants, incorporated by reference in this prospectus supplement, and upon the authority of the firm as experts in accounting and auditing.

                                  Legal Matters

     Legal matters concerning the notes will be passed upon for the depositor by _________, ________, _________________ and for the underwriter by
_________________, __________________.


                                     Ratings

     It is a condition to issuance that the notes be rated "___" by _________ and "____" by ___________. The depositor has not requested a rating on the notes by any rating agency other than ___________ and ___________. However, there can be no assurance as to whether any other rating agency will rate the notes, or, if it does, what rating would be assigned by any other rating agency. A rating on the notes by another rating agency, if assigned at all, may be lower than the ratings assigned to the notes by ____________ and ____________. A securities rating addresses the likelihood of the receipt by holders of notes of distributions on the loans. The rating takes into consideration the structural and legal aspects associated with the notes. The ratings on the notes do not, however, constitute statements regarding the possibility that holders might realize a lower than anticipated yield. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             [Subject to Completion]

Prospectus

            Manufactured Housing Contract Pass-Through Certificates,
                       Mortgage Pass-Through Certificates
                             and Asset-Backed Notes

                      HomePride Mortgage and Finance Corp.
                                    Depositor

The depositor may periodically form separate trusts to issue securities in series, secured by assets of that trust.

Offered Securities The securities in a series will consist of certificates or notes representing interests in a trust and will be paid only from the assets of that trust. Each series may include multiple classes of securities with differing payment terms and priorities. Credit enhancement will be provided for all offered securities.

Trust Assets Each trust will consist primarily of:

     o manufactured housing installment sales contracts and installment loan agreements;

     o mortgage loans secured by first or junior liens on one- to four-family residential properties;

     o home equity revolving lines of credit secured by first or junior liens on one- to four-family residential properties, including partial balances of those lines of credit; or

     o mortgage or asset-backed securities backed by, and whole or partial participations in, the types of assets listed above.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                              [____________], 2002

         Important Notice About Information Presented in this Prospectus and the Accompanying Prospectus Supplement

     We provide information to you about the securities in two separate documents that provide progressively more detail:

     o this prospectus, which provides general information, some of which may not apply to your series of securities; and

     o the accompanying prospectus supplement, which describes the specific terms of your series of securities.

     You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. See "Additional Information," "Reports to Securityholders" and "Incorporation of Certain Information by Reference." You can request information incorporated by reference from HomePride Mortgage and Finance Corp. by calling us at ([___]) [___-____] or writing to us at [_________________________]. We have not authorized anyone to provide you with different information. We are not offering the securities in any state where the offer is not permitted.

     Some capitalized terms used in this prospectus are defined in the Glossary beginning on page [__] of this prospectus.

     We include cross-references in this prospectus and the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

                                TABLE OF CONTENTS

                                                                            Page

INTRODUCTION...................................................................4
THE TRUSTS.....................................................................4
   General.....................................................................4
   Manufactured Housing Contracts..............................................6
   Characteristics of Loans....................................................7
   Revolving Credit Loans.....................................................12
   The Mortgaged Properties...................................................14
   The Agency Securities......................................................15
   Private Securities.........................................................17
TRUST ASSET PROGRAM...........................................................17
   Underwriting Standards.....................................................17
DESCRIPTION OF THE SECURITIES.................................................21
   General....................................................................21
   Form of Securities.........................................................22
   Assignment of Manufactured Housing Contracts...............................24
   Assignment of Loans........................................................25
   Review of Files............................................................26
   Representations with Respect to Manufactured Housing Contracts and Loans ..26
   Repurchases of Loans.......................................................27
   Limited Right of Substitution..............................................29
   Certain Insolvency and Bankruptcy Issues...................................30
   Assignment of Agency or Private Securities.................................30
   Payments on Loans..........................................................30
   Withdrawals from the Custodial Account.....................................33
   Distributions of Principal and Interest on the Securities .................34
   Advances...................................................................35
   Prepayment Interest Shortfalls.............................................36
   Funding Account............................................................37
   Reports to Securityholders.................................................37
   Servicing and Administration of Loans......................................38
DESCRIPTION OF CREDIT ENHANCEMENT.............................................45
   General....................................................................45
   Letters of Credit..........................................................47
   Subordination..............................................................47
   Overcollateralization and Excess Cash Flow.................................49
   Mortgage Pool Insurance Policies and Mortgage Insurance Policies ..........49
   Special Hazard Insurance Policies..........................................51
   Bankruptcy Bonds...........................................................51
   Reserve Funds..............................................................52
   Financial Guaranty Insurance Policies; Surety Bonds........................53
   Maintenance of Credit Enhancement..........................................53
   Reduction or Substitution of Credit Enhancement............................54
OTHER FINANCIAL OBLIGATIONS RELATED TO THE SECURITIES.........................54
   Swaps and Yield Supplement Agreements......................................54
   Purchase Obligations.......................................................55
INSURANCE POLICIES ON LOANS...................................................55
   Primary Insurance Policies.................................................55
   Standard Hazard Insurance on Manufactured Homes............................57
   Standard Hazard Insurance on Mortgaged Properties..........................58
   Description of FHA Insurance Under Title I.................................59
   FHA Mortgage Insurance.....................................................61
   VA Mortgage Guaranty.......................................................61
THE DEPOSITOR.................................................................62
THE AGREEMENTS................................................................62
   Events of Default; Rights Upon Event of Default............................62
   Amendment..................................................................65
   Termination; Retirement of Securities......................................67
   The Trustee................................................................68
   The Owner Trustee..........................................................68
   The Indenture Trustee......................................................68
YIELD CONSIDERATIONS..........................................................69
MATURITY AND PREPAYMENT CONSIDERATIONS........................................73
CERTAIN LEGAL ASPECTS OF THE LOANS............................................77
   The Manufactured Housing Contracts.........................................77
   The Mortgage Loans.........................................................79
   Enforceability of Certain Provisions.......................................86
   Consumer Protection Laws...................................................87
   Applicability of Usury Laws................................................87
   Environmental Legislation..................................................87
   Soldiers' and Sailors' Civil Relief Act of 1940............................89
   Default Interest and Limitations on Prepayments............................89
   Forfeitures in Drug and RICO Proceedings...................................90
   Negative Amortization Loans................................................90
MATERIAL FEDERAL INCOME TAX CONSEQUENCES......................................90
   General....................................................................90
   Classification of REMICs and FASITs........................................91
   Taxation of Owners of REMIC and FASIT Regular Certificates ................92
   Pass-through Entities Holding FASIT Regular Certificates ..................98
   Taxation of Owners of REMIC Residual Certificates..........................98
   Backup Withholding with Respect to Securities.............................108
   Foreign Investors in Regular Certificates.................................108
STATE AND OTHER TAX CONSEQUENCES.............................................109
ERISA CONSIDERATIONS.........................................................109
   Plan Asset Regulations....................................................110
   Prohibited Transaction Exemptions.........................................111
   Insurance Company General Accounts........................................112
   Representations From Investing ERISA Plans................................112
   Tax-Exempt Investors; REMIC Residual Certificates.........................113
   Consultation With Counsel.................................................113
LEGAL INVESTMENT MATTERS.....................................................113
USE OF PROCEEDS..............................................................115
METHODS OF DISTRIBUTION......................................................116
LEGAL MATTERS................................................................117
FINANCIAL INFORMATION........................................................117
ADDITIONAL INFORMATION.......................................................117
REPORTS TO SECURITYHOLDERS...................................................117
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE............................118
GLOSSARY ....................................................................119

                                  Introduction

     The securities offered may be sold from time to time in series. Each series of certificates will represent in the aggregate the entire beneficial ownership interest in, and each series of notes in the aggregate will represent indebtedness of, a trust consisting primarily of the trust assets described in the following section. The trust assets will have been acquired by the depositor from one or more affiliated or unaffiliated institutions. Each series of certificates will be issued under a pooling and servicing agreement among the depositor, the trustee and master servicer or servicer, or a trust agreement between the depositor and trustee, all as specified in the accompanying prospectus supplement. Each series of notes will be issued under an indenture between the related trust and the indenture trustee specified in the accompanying prospectus supplement. Unless the context indicates otherwise, references in this prospectus to the trustee refer to the indenture trustee in the case of a series of notes. The trust assets for each series of notes will be held in a trust under a trust agreement and pledged under the indenture to secure a series of notes as described in this prospectus and in the accompanying prospectus supplement. The ownership of the trust fund for each series of notes will be evidenced by certificates issued under the trust agreement, which certificates are not offered by this prospectus.

                                   The Trusts

General

     As specified in the accompanying prospectus supplement, the trust for a series of securities will consist primarily of a segregated pool of assets. The trust assets will primarily include any combination of the following:

     o manufactured housing installment sales contracts and installment loan agreements, which are referred to in this prospectus as manufactured housing contracts, secured by security interests in manufactured homes;

     o one- to four-family first or junior lien mortgage loans, including closed-end home equity loans;

     o one- to four-family first or junior lien home equity revolving lines of credit, which are referred to in this prospectus as revolving credit loans;

     o partial balances of, or partial interests in, any of the assets described above;

     o Agency Securities and private securities, which as used in this prospectus, are mortgage-backed or asset-backed securities issued by entities other than Freddie Mac, Fannie Mae and Ginnie Mae that represent interests in or are secured by any of the assets described above, including pass-through certificates, participation certificates or other instruments that evidence interests in or are secured by these assets;

     o all payments and collections derived from the trust assets described above after the related cut-off date, other the interest retained by the depositor or any of its affiliates with respect to any trust asset, as from time to time are identified as deposited in the Custodial Account and in the related Payment Account;

     o property acquired by foreclosure on the mortgaged properties or other security for the trust assets or deed in lieu of foreclosure;

     o    hazard insurance policies and primary insurance policies, if any; and


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



     o any one or a combination, if applicable and to the extent specified in the accompanying prospectus supplement, of a letter of credit, purchase obligation, mortgage pool insurance policy, mortgage insurance policy, contract pool insurance policy, special hazard insurance policy, bankruptcy bond, financial guaranty insurance policy, derivative products, surety bond or other type of credit enhancement as described under "Description of Credit Enhancement."

     Unless the context indicates otherwise, as used in this prospectus, mortgage loans includes mortgage loans or closed-end home equity loans secured by first or junior liens on one-to four- family residential properties.

     The mortgage loans, revolving credit loans and, if applicable, the manufactured housing contracts will be evidenced by mortgage notes secured by mortgages, deeds of trust or other similar security instruments creating first or junior liens on one- to four-family residential properties. The mortgage loans will be newly originated or seasoned.

     The mortgage loans, revolving credit loans and the manufactured housing contracts are referred to in this prospectus collectively as the loans. In connection with a series of securities backed by revolving credit loans, if the accompanying prospectus supplement indicates that the pool consists of certain balances of the revolving credit loans, then the term "revolving credit loans" in this prospectus refers only to those balances.

     If specified in the accompanying prospectus supplement, the trust underlying a series of securities may include Agency Securities or private securities. For any series of securities backed by Agency Securities or private securities, the entity that administers the private securities or Agency Securities may be referred to as the manager, if stated in the accompanying prospectus supplement. The private securities in the trust may have been issued previously by the depositor or an affiliate, an unaffiliated financial institution or other entity engaged in the business of mortgage lending or a limited purpose corporation organized for the purpose of, among other things, acquiring and depositing loans into trusts, and selling beneficial interests in those trusts. As to any series of securities, the accompanying prospectus supplement will include a description of any private securities along with any related credit enhancement, and the trust assets underlying those private securities will be described together with any other trust assets included in the pool relating to that series.

     In addition, as to any series of securities secured by private securities, the private securities may consist of an ownership interest in a structuring entity formed by the depositor for the limited purpose of holding the trust assets relating to the series of securities. This special purpose entity may be organized in the form of a trust, limited partnership or limited liability company, and will be structured in a manner that will insulate the holders of securities from liabilities of the special purpose entity. The provisions governing the special purpose entity will restrict the special purpose entity from engaging in or conducting any business other than the holding of trust assets and any related assets and the issuance of ownership interests in the trust assets and some incidental activities. Any ownership interest in the special purpose entity will evidence an ownership interest in the related trust assets as well as the right to receive specified cash flows derived from the trust assets, as described in the accompanying prospectus supplement.

     As described in the accompanying prospectus supplement, each trust asset will be selected by the depositor for inclusion in a pool from among those purchased by the depositor either directly or through affiliates, from one or more affiliates or sellers unaffiliated with the depositor.

     The sellers may include state or local government housing finance agencies. If so described in the accompanying prospectus supplement, the depositor may issue one or more classes of securities to a seller as consideration for the purchase of the trust assets securing such series of securities.

     The depositor will cause the trust assets constituting each pool to be assigned without recourse to the trustee named in the accompanying prospectus supplement, for the benefit of the holders of all of the securities of a series. The master servicer or servicer, which may be an affiliate of the depositor, named in the accompanying prospectus supplement will service the loans, either directly or through subservicers or a Special Servicer, under a servicing agreement and will receive a fee for its services. See "The Trusts" and "Description of the Securities." As to those loans serviced by the master servicer or a servicer through a subservicer, the master servicer or servicer, as applicable, will remain liable for its servicing obligations under the related servicing agreement as if the master servicer or servicer alone were servicing the trust assets. With respect to those mortgage loans serviced by a Special Servicer, the Special Servicer will be required to service the related mortgage loans in accordance with a servicing agreement between the servicer and the Special Servicer, and will receive the fee specified in that agreement; however, the master servicer or servicer will remain liable for its servicing obligations under the related servicing agreement as if the master servicer or servicer alone were servicing the related trust assets. The master servicer's obligations relating to the trust assets will consist principally of its contractual servicing obligations under the related pooling and servicing agreement or servicing agreement, including its obligation to use its best efforts to enforce repurchase obligations of the related seller or, in some instances, the Special Servicer, the designated seller or seller, as described in this prospectus under "Description of the Securities--Representations with Respect to Loans" and "--Assignment of Loans" or under the terms of any private securities.

Manufactured Housing Contracts

     General

     The trust for a series may include a pool evidencing interests in manufactured housing contracts originated by one or more manufactured housing dealers, or the other entity or entities described in the accompanying prospectus supplement. The manufactured housing contracts may be conventional manufactured housing contracts or manufactured housing contracts insured by the FHA or partially guaranteed by the VA. Each manufactured housing contract will be secured by a manufactured home. The manufactured housing contracts will be fully amortizing or, if specified in the accompanying prospectus supplement, Balloon Loans.

     The manufactured homes securing the manufactured housing contracts will consist of "manufactured homes" within the meaning of 42 U.S.C. 'SS' 5402(6), which are treated as "single family residences" for the purposes of the REMIC provisions of the Internal Revenue Code of 1986, or Internal Revenue Code. Accordingly, a manufactured home will be a structure built on a permanent chassis, which is transportable in one or more sections and customarily used at a fixed location, has a minimum of 400 square feet of living space and minimum width in excess of 8 1/2 feet, is designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air conditioning, and electrical systems contained therein.

     If specified in the related prospectus supplement, the manufactured housing contract pool may contain Land Home Contracts and/or Land-in-Lieu Contracts. In some jurisdictions, a lender cannot obtain separate evidence of its lien on the manufactured home securing a Land Home Contract and its lien on the property on which the manufactured home is located. In those jurisdictions, the only evidence of liens on the manufactured homes securing Land Home Contracts will be the deeds of trust, mortgages or similar security instruments on the real estate on which the manufactured homes are located. Generally, separate evidences of liens on manufactured homes and the real property securing Land-in-Lieu Contracts are obtained. However, no title insurance is obtained for Land-in-Lieu Contracts.

     The related prospectus supplement will specify for the manufactured housing contracts contained in the related contract pool, among other things:

          o the range of dates of origination of the manufactured housing contracts;

          o the weighted average annual percentage rate on the manufactured housing contracts;

          o    the range of outstanding principal balances as of the Cut-off
               Date;

          o the average outstanding principal balance of the manufactured housing contracts as of the Cut-off Date;

          o    the weighted average term to maturity as of the Cut-off Date; and

          o the range of original maturities of the manufactured housing contracts.

     Underwriting Standards for Manufactured Housing Contracts

     Conventional manufactured housing contracts will comply with the underwriting policies of the originator or seller as described in the related prospectus supplement. With respect to a manufactured housing contract made in connection with the related obligor's purchase of a manufactured home, the 'appraised value' is the amount determined by a professional appraiser. The appraiser must personally inspect the manufactured home and prepare a report which includes market data based on recent sales of comparable manufactured homes and, when deemed applicable, a replacement cost analysis based on the current cost of a similar manufactured home. The loan-to-value ratio of a manufactured housing contract will be equal to:

          o the original principal amount of the contract divided by the lesser of the appraised value or the sales price for the manufactured home; or

          o such other ratio as described in the related prospectus supplement.

     Manufactured homes, unlike mortgaged properties, in most cases, depreciate in value. Consequently, at any time after origination it is possible, especially in the case of manufactured housing contracts with high LTV ratios at origination, that the market value of a manufactured home may be lower than the principal amount outstanding under the related contract.

Characteristics of Loans

     The loans may be secured by mortgages or deeds of trust, deeds to secure debt or other similar security instruments creating a first or junior lien on or other interests in the related mortgaged properties or, with respect to a manufactured housing contracts, the related manufactured home.

     The proceeds of the loans, other than the loans made to finance the purchase of the mortgaged properties, may be used by the borrower to improve the related mortgaged properties, may be retained by the related borrowers or may be used for purposes unrelated to the mortgaged properties.

     The loans may include loans insured by the Federal Housing Administration, known as FHA, a division of HUD, loans partially guaranteed by the Veterans Administration, known as VA, and loans that are not insured or guaranteed by the FHA or VA. As described in the accompanying prospectus supplement, the loans (including the manufactured housing contracts) may be of one or more of the following types, and may include one or more of the following characteristics:

     o    adjustable rate loans, known as ARM loans;

     o    negatively amortizing ARM loans;

     o    Balloon Loans;

     o    Convertible Mortgage Loans;

     o    simple interest loans;

     o    actuarial loans;

     o    fixed rate loans;

     o    loans that have been modified; and

     o loans that provide for payment on a bi-weekly or other non-monthly basis during the term of the loan.

     The accompanying prospectus supplement will provide information concerning the types and characteristics of the loans, the manufactured housing contracts and other assets included in the related trust. Each prospectus supplement applicable to a series of securities will include information to the extent then available to the depositor, as of the related cut-off date, if appropriate, on an approximate basis. No more than five percent (5%) of the trust assets by aggregate principal balance as of the cut-off date will have characteristics that materially deviate from those characteristics described in the accompanying prospectus supplement. Other trust assets available for purchase by the depositor may have characteristics which would make them eligible for inclusion in a pool but were not selected for inclusion in a pool at that time.

     The information in the accompanying prospectus supplement may include, if applicable:

     o    the aggregate principal balance of the trust assets;

     o the type of property securing the loans and related lien priority, if any;

     o the original or modified and/or remaining terms to maturity of the loans;

     o the range of principal balances of the loans at origination or modification;

     o the aggregate credit limits and the range of credit limits of the related credit line agreements in the case of revolving credit loans;

     o    the range of the years of origination of the loans;

     o the earliest origination or modification date and latest maturity date of the loans;

     o the loan-to-value ratios, known as LTV ratios, or the combined LTV ratios, known as CLTV ratios, of the loans, as applicable;

     o the weighted average loan rate and range of loan rates borne by the loans;

     o the applicable index, the range of gross margins, the weighted average gross margin, the frequency of adjustments and maximum loan rate; and

     o    the geographic distribution of the mortgaged properties;

     o    the distribution of loan purposes.

     Some of the loans may be "equity refinance" loans, as to which a portion of the proceeds are used to refinance an existing loan, and the remaining proceeds may be retained by the borrower or used for purposes unrelated to the mortgaged property. Alternatively, the loans may be "rate and term refinance" loans, as to which substantially all of the proceeds, net of related costs incurred by the borrower, are used to refinance an existing loan or loans, which may include a junior lien, primarily in order to change the interest rate or other terms of the existing loan.

     The loans may be loans that have been consolidated and/or have had various terms changed, loans that have been converted from adjustable rate loans to fixed rate loans, or construction loans which have been converted to permanent loans. If a loan is a modified loan, references to origination typically shall refer to the date of modification.

     Prepayment on the Loans

     In some cases, loans may be prepaid by the borrowers at any time without payment of any prepayment fee or penalty. In addition, the borrower under a revolving credit loan has the right during the related Draw Period to make a Draw in the amount of any prepayment made with respect to the loan. The prospectus supplement will disclose whether a material portion of the loans provide for payment of a prepayment charge if the borrower prepays within a specified time period. This charge may affect the rate of prepayment. The master servicer or servicer or another entity described in the accompanying prospectus supplement will generally be entitled to all prepayment charges and late payment charges received on the loans and those amounts will not be available for payment on the securities unless the prospectus supplement discloses that those charges will be available for payment. However, some states' laws restrict the imposition of prepayment charges even when the loans expressly provide for the collection of those charges. As a result, it is possible that prepayment charges may not be collected even on loans that provide for the payment of these charges. See "Certain Legal Aspects of the Loans--Default Interest and Limitations on Prepayments."

     ARM Loans

     In most cases, ARM loans will have an original or modified term to maturity of not more than 30 years. The loan rate for ARM loans usually adjusts initially after a specified period subsequent to the initial payment date and thereafter at either one-month, three-month, six-month, one-year or other intervals, with corresponding adjustments in the amount of monthly payments, over the term of the loan, and at any time is equal the sum of a fixed percentage described in the related mortgage note, known as the gross margin, and an index, subject to the maximum rate specified in the mortgage note and permitted by applicable law. The accompanying prospectus supplement will describe the relevant index and the highest, lowest and weighted average gross margin for the ARM loans in the related pool. The accompanying prospectus supplement will also indicate any periodic or lifetime limitations on changes in any per annum loan rate at the time of any adjustment. An ARM loan may include a provision that allows the borrower to convert the adjustable loan rate to a fixed rate at specified times during the term of the ARM loan. The index or indices for a particular pool will be specified in the accompanying prospectus supplement and may include one of the following indexes:

     o the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of six months, one year or other terms to maturity;

     o the weekly auction average investment yield of U.S. Treasury bills of various maturities;

     o the daily bank prime loan rate as quoted by financial industry news sources;

     o the cost of funds of member institutions of any of the regional Federal Home Loan Banks;

     o the interbank offered rates for U.S. dollar deposits in the London market, each calculated as of a date prior to each scheduled interest rate adjustment date which will be specified in the accompanying prospectus supplement; or

     o the weekly average of secondary market interest rates on six-month negotiable certificates of deposit.

     ARM loans have features that provide different investment considerations than fixed-rate loans. Adjustable loan rates can cause payment increases that may exceed some borrowers' capacity to cover those payments. Some ARM loans, may be teaser loans, with an introductory rate that is lower than the rate that would be in effect if the applicable index and gross margin were used to determine the loan rate. As a result of the introductory rate, interest collections on the loans may initially be lower than expected. Commencing on their first adjustment date, the loan rates on the teaser loans will be based on the applicable index and gross margin, subject to any rate caps applicable to the first adjustment date. An ARM loan may provide that its loan rate may not be adjusted to a rate above the applicable maximum loan rate or below the applicable minimum loan rate, if any, for the ARM loan. In addition, some of the ARM loans may provide for limitations on the maximum amount by which their loan rates may adjust for any single adjustment period. Some ARM loans provide for limitations on the amount of scheduled payments of principal and interest, or may have other features relating to payment adjustment as described in the accompanying prospectus supplement.

     Negatively Amortizing ARM Loans

     Certain ARM loans may be subject to negative amortization from time to time prior to their maturity. Negative amortization results if the accrued monthly interest exceeds the scheduled payment. In addition, negative amortization often results from either the adjustment of the loan rate on a more frequent basis than the adjustment of the scheduled payment or the application of a cap on the size of the scheduled payment. If the scheduled payment is not sufficient to pay the accrued monthly interest on a negative amortization ARM loan, the amount of accrued monthly interest that exceeds the scheduled payment on the loans is added to the principal balance of the ARM loan, bears interest at the loan rate and is repaid from future scheduled payments.

     Negatively amortizing ARM loans in most cases do not provide for the extension of their original stated maturity to accommodate changes in their loan rate. Investors should be aware that a loan secured by a junior lien may be subordinate to a negatively amortizing senior loan. An increase in the principal balance of the loan secured by a senior lien on the related mortgaged property may cause the sum of the outstanding principal balance of the senior loan and the outstanding principal balance of the junior loan to exceed the sum of the principal balances at the time of origination of the junior loan. The accompanying prospectus supplement will specify whether the ARM loans underlying a series allow for negative amortization and the percentage, if known, of any loans that are subordinate to any related senior loan that allows for negative amortization.

     Balloon Loans

     As specified in the prospectus supplement, a pool may include Balloon Loans. Balloon Loans generally require a monthly payment of a pre-determined amount that will not fully amortize the loan until the maturity date, at which time the Balloon Amount will be due and payable. Payment of the Balloon Amount, which, based on the amortization schedule of those loans, is expected to be a substantial amount and will typically depend on the mortgagor's ability to obtain refinancing of the related mortgage loan or to sell the mortgaged property prior to the maturity of the Balloon Loan. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including, without limitation, real estate values, the mortgagor's financial situation, the level of available mortgage loan interest rates, the mortgagor's equity in the related mortgaged property, tax laws, prevailing general economic conditions and the terms of any related first lien mortgage loan. Neither the depositor, the master servicer or servicer, the trustee, as applicable, nor any of their affiliates will be obligated to refinance or repurchase any mortgage loan or to sell the mortgaged property.

     Convertible Mortgage Loans

     On any conversion of a Convertible Mortgage Loan, the depositor, the master servicer or servicer or a third party may be obligated to purchase the converted mortgage loan. Alternatively, if specified in the accompanying prospectus supplement, the depositor, the related seller or another party may agree to act as remarketing agent for the converted mortgage loans and, in that capacity, to use its best efforts to arrange for the sale of the converted mortgage loans under specified conditions. On the failure of any party so obligated to purchase any converted mortgage loan, the inability of any remarketing agent to arrange for the sale of any converted mortgage loan or the unwillingness of the remarketing agent to exercise any election to purchase any converted mortgage loan for its own account, the related pool will thereafter include both fixed rate and adjustable rate mortgage loans. If specified in the accompanying prospectus supplement, neither the depositor nor any other party will be obligated to repurchase or remarket any converted mortgage loan, and, as a result, converted mortgage loans will remain in the related pool.

     Actuarial Loans

     Monthly payments made by or on behalf of the borrower for each loan, in most cases, will be one-twelfth of the applicable loan rate times the unpaid principal balance, with any remainder of the payment applied to principal. This is known as an actuarial loan.

     Simple Interest Loans

     If specified in the accompanying prospectus supplement, a portion of the loans underlying a series of securities may be simple interest loans. A simple interest loan provides the amortization of the amount financed under the loan over a series of equal monthly payments, except, in the case of a Balloon Loan, the final payment. Each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the loan multiplied by the stated loan rate and further multiplied by a fraction, with the numerator equal to the number of days in the period elapsed since the preceding payment of interest was made and the denominator equal to the number of days in the annual period for which interest accrues on the loan. As payments are received under a simple interest loan, the amount received is applied first to interest accrued to the date of payment and then the remaining amount is applied to pay any unpaid fees and then to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a simple interest loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. On the other hand, if a borrower pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment under a simple interest loan is made on or prior to its scheduled due date, the principal balance of the loan will amortize more quickly than scheduled. However, if the borrower consistently makes scheduled payments after the scheduled due date, the loan will amortize more slowly than scheduled. If a simple interest loan is prepaid, the borrower is required to pay interest only to the date of prepayment. The variable allocations among principal and interest of a simple interest loan may affect the distributions of principal and interest on the securities, as described in the accompanying prospectus supplement.


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



     Delinquent Loans

     Some pools may include loans that are one or more months delinquent with regard to payment of principal or interest at the time of their deposit into a trust. The accompanying prospectus supplement will set forth the percentage of loans that are so delinquent. Delinquent loans are more likely to result in losses than loans that have a current payment status.

Revolving Credit Loans

     General

     The revolving credit loans will be originated under credit line agreements subject to a maximum amount or credit limit. In most instances, interest on each revolving credit loan will be calculated based on the average daily balance outstanding during the billing cycle. The billing cycle in most cases will be the calendar month preceding a due date. Each revolving credit loan will have a loan rate that is subject to adjustment on the day specified in the related mortgage note, which may be daily or monthly, equal to the sum of (a) the index on the day specified in the accompanying prospectus supplement, and (b) the gross margin specified in the related mortgage note, which may vary under some circumstances, subject to the maximum rate specified in the mortgage note and the maximum rate permitted by applicable law. If specified in the prospectus supplement, some revolving credit loans may be teaser loans with an introductory rate that is lower than the rate that would be in effect if the applicable index and gross margin were used to determine the loan rate. As a result of the introductory rate, interest collections on the loans may initially be lower than expected. Commencing on their first adjustment date, the loan rates on the teaser loans will be based on the applicable index and gross margin. The index or indices will be specified in the related prospectus supplement and may include one of the indices mentioned under "--Characteristics of Loans,."

     Unless specified in the accompanying prospectus supplement, each revolving credit loan will have a term to maturity from the date of origination of not more than 25 years. The borrower for each revolving credit loan may make a Draw under the related credit line agreement at any time during the Draw Period. Unless specified in the accompanying prospectus supplement, the Draw Period will not be more than 15 years. Unless specified in the accompanying prospectus supplement, for each revolving credit loan, if the Draw Period is less than the full term of the revolving credit loan, the related borrower will not be permitted to make any Draw during the Repayment Period. Prior to the Repayment Period, or prior to the date of maturity for loans without Repayment Periods, the borrower for each revolving credit loan will be obligated to make monthly payments on the revolving credit loan in a minimum amount as specified in the related mortgage note, which usually will be the finance charge for each billing cycle as described in the second following paragraph. In addition, if a revolving credit loan has a Repayment Period, during this period, the borrower is required to make monthly payments consisting of principal installments that would substantially amortize the principal balance by the maturity date, and to pay any current finance charges and additional charges.

     The borrower for each revolving credit loan will be obligated to pay off the remaining account balance on the related maturity date, which may be a substantial principal amount. The maximum amount of any Draw for any revolving credit loan is equal to the excess, if any, of the credit limit over the principal balance outstanding under the mortgage note at the time of the Draw. Draws will be funded by the seller, designated seller or other entity specified in the accompanying prospectus supplement.

     Unless specified in the accompanying prospectus supplement, for each revolving credit loan:

     o the finance charge for any billing cycle, in most cases, will be an amount equal to the aggregate of, as calculated for each day in the billing cycle, the then-applicable loan rate divided by 365 multiplied by that day's principal balance;

     o the account balance on any day in most cases will be the aggregate of the unpaid principal of the revolving credit loan outstanding at the beginning of the day, plus all related Draws funded on that day and outstanding at the beginning of that day, plus the sum of any unpaid finance charges and any unpaid fees, insurance premiums and other charges, collectively known as additional charges, that are due on the revolving credit loan minus the aggregate of all payments and credits that are applied to the repayment of any Draws on that day; and

     o the principal balance on any day usually will be the related account balance minus the sum of any unpaid finance charges and additional charges that are due on the revolving credit loan.

     Payments made by or on behalf of the borrower for each revolving credit loan, in most cases, will be applied, first, to any unpaid finance charges that are due on the revolving credit loan, second, to any unpaid additional charges that are due thereon, and third, to any related Draws outstanding.

     The mortgaged property securing each revolving credit loan will be subject to the lien created by the related loan in the amount of the outstanding principal balance of each related Draw or portion thereof, if any, that is not included in the related pool, whether made on or prior to the related cut-off date or thereafter. The lien will be the same rank as the lien created by the mortgage relating to the revolving credit loan, and monthly payments, collections and other recoveries under the credit line agreement related to the revolving credit loan will be allocated as described in the related prospectus supplement among the revolving credit loan and the outstanding principal balance of each Draw or portion of Draw excluded from the pool. The depositor, an affiliate of the depositor or an unaffiliated seller may have an interest in any Draw or portion thereof excluded from the pool. If any entity with an interest in a Draw or portion thereof excluded from the pool or any other Excluded Balance were to become a debtor under the Bankruptcy Code and regardless of whether the transfer of the related revolving credit loan constitutes an absolute assignment, a bankruptcy trustee or creditor of such entity or such entity as a debtor-in-possession could assert that such entity retains rights in the related revolving credit loan and therefore compel the sale of such revolving credit loan, including any Trust Balance, over the objection of the trust and the securityholders. If that occurs, delays and reductions in payments to the trust and the securityholders could result.

     In most cases, each revolving credit loan may be prepaid in full or in part at any time and without penalty, and the related borrower will have the right during the related Draw Period to make a Draw in the amount of any prepayment made for the revolving credit loan. The mortgage note or mortgage related to each revolving credit loan will usually contain a customary "due-on-sale" clause.

     As to each revolving credit loan, the borrower's rights to receive Draws during the Draw Period may be suspended, or the credit limit may be reduced, for cause under a limited number of circumstances, including, but not limited to:

     o    a materially adverse change in the borrower's financial circumstances;

     o a decline in the value of the mortgaged property significantly below its appraised value at origination; or

     o    a payment default by the borrower.

However, as to each revolving credit loan, a suspension or reduction usually will not affect the payment terms for previously drawn balances. The master servicer or the servicer, as applicable, will have no obligation to investigate as to whether any of those circumstances have occurred or may have no knowledge of their occurrence. Therefore, there can be no assurance that any borrower's ability to receive Draws will be suspended or reduced if the foregoing circumstances occur. In the event of default under a revolving credit loan, at the discretion of the master servicer or servicer, the revolving credit loan may be terminated and declared immediately due and payable in full. For this purpose, a default includes but is not limited to:

     o    the borrower's failure to make any payment as required;

     o any action or inaction by the borrower that materially and adversely affects the mortgaged property or the rights in the mortgaged property; or

     o any fraud or material misrepresentation by a borrower in connection with the loan.

     The master servicer or servicer will have the option to allow an increase in the credit limit applicable to any revolving credit loan in certain limited circumstances described in the related agreement.

     Allocation of Revolving Credit Loan Balances

     For any series of securities backed by revolving credit loans, the related trust may include either (i) the entire principal balance of each revolving credit loan outstanding at any time, including balances attributable to Draws made after the related cut-off date, or (ii) the Trust Balance of each revolving credit loan.

     The accompanying prospectus supplement will describe the specific provisions by which payments and losses on any revolving credit loan will be allocated as between the Trust Balance and any Excluded Balance. Typically, the provisions (i) may provide that principal payments made by the borrower will be allocated between the Trust Balance and any Excluded Balance either on a pro rata basis, or first to the Trust Balance until reduced to zero, then to the Excluded Balance, or according to other priorities specified in the accompanying prospectus supplement, and (ii) may provide that interest payments, as well as liquidation proceeds or similar proceeds following a default and any Realized Losses, will be allocated between the Trust Balance and any Excluded Balance on a pro rata basis or according to other priorities specified in the accompanying prospectus supplement.

     Even where a trust initially includes the entire principal balance of the revolving credit loans, the related agreement may provide that after a specified date or on the occurrence of specified events, the trust may not include balances attributable to additional Draws made after that time. The accompanying prospectus supplement will describe these provisions as well as the related allocation provisions that would be applicable.

The Mortgaged Properties

     The mortgaged properties will consist primarily of attached or detached individual dwellings, individual or adjacent condominiums, townhouses, duplexes, row houses, modular housing, manufactured homes, individual units or two-to four-unit dwellings in planned unit developments and two- to four-family dwellings. Each mortgaged property will be located on land owned by the borrower or, if specified in the accompanying prospectus supplement, land leased by the borrower. Attached dwellings may include structures where each borrower owns the land on which the unit is built with the remaining adjacent land owned in common. Mortgaged properties may also include dwellings on non-contiguous properties or multiple dwellings on one property. See "Certain Legal Aspects of the Loans."

     Mortgaged properties consisting of modular housing, also known as pre-assembled, pre-fabricated, sectional or pre-built homes, are factory built and constructed in two or more three dimensional sections, including interior and exterior finish, plumbing, wiring and mechanical systems. On completion, the modular home is transported to the property site to be joined together on a permanent foundation.


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



     Mortgaged properties consisting of manufactured homes must be legally classified as real estate, have the wheels and axles removed and be attached to a permanent foundation and may not be located in a mobile home park. The manufactured homes will also have other characteristics as specified in the prospectus supplement.

     The mortgaged properties may be located in any of the fifty states, or the District of Columbia.

     The mortgaged properties may be owner occupied or non-owner occupied and may include vacation homes, second homes and investment properties. The percentage of loans secured by mortgaged properties that are owner-occupied will be disclosed in the accompanying prospectus supplement. The basis for any statement that a given percentage of the loans are secured by mortgaged properties that are owner-occupied will be one of the following:

     o the making of a representation by the borrower at origination of a loan that the borrower intends to use the mortgaged property as a primary residence;

     o a representation by the originator of the loan, which may be based solely on the above clause; or

     o the fact that the mailing address for the borrower is the same as the address of the mortgaged property.

Any representation and warranty regarding owner-occupancy may be based solely on this information. Loans secured by investment properties, including two- to four-unit dwellings, may also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the loans.

     A mortgaged property securing a loan may be subject to the senior liens securing one or more conventional mortgage loans at the time of origination and may be subject to one or more junior liens at the time of origination or after that origination. Loans evidencing liens junior or senior to the loans in the trust will likely not be included in the related trust, but the depositor, an affiliate of the depositor or an unaffiliated seller may have an interest in the junior or senior loan.

The Agency Securities

     Government National Mortgage Association

     Ginnie Mae is a wholly-owned corporate instrumentality of the United States within HUD. Section 306(g) of Title III of the National Housing Act of 1934, as amended, referred to in this prospectus as the Housing Act, authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on securities representing interests in a pool of mortgages insured by the FHA, under the Housing Act or under Title V of the Housing Act of 1949, or partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or under Chapter 37 of Title 38, United States Code.

     Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under this subsection." In order to meet its obligations under that guarantee, Ginnie Mae may, under Section 306(d) of the Housing Act, borrow from the United States Treasury an amount that is at any time sufficient to enable Ginnie Mae to perform its obligations under its guarantee. See "Additional Information" for the availability of further information regarding Ginnie Mae and Ginnie Mae securities.


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



     Ginnie Mae Securities

     In most cases, each Ginnie Mae security relating to a series, which may be a Ginnie Mae I Certificate or a Ginnie Mae II Certificate as referred to by Ginnie Mae, will be a "fully modified pass-through" mortgage-backed certificate issued and serviced by a mortgage banking company or other financial concern approved by Ginnie Mae, except any stripped mortgage backed securities guaranteed by Ginnie Mae or any REMIC securities issued by Ginnie Mae. The characteristics of any Ginnie Mae securities included in the trust for a series of securities will be described in the accompanying prospectus supplement.

     Federal Home Loan Mortgage Corporation

     Freddie Mac is a corporate instrumentality of the United States created under Title III of the Emergency Home Finance Act of 1970, as amended, or the Freddie Mac Act. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of purchasing first-lien, conventional, residential mortgage loans or participation interests in mortgage loans and reselling the mortgage loans so purchased in the form of guaranteed mortgage securities, primarily Freddie Mac securities. In 1981, Freddie Mac initiated its Home Mortgage Guaranty Program under which it purchases mortgage loans from sellers with Freddie Mac securities representing interests in the mortgage loans so purchased. All mortgage loans purchased by Freddie Mac must meet certain standards set forth in the Freddie Mac Act. Freddie Mac is confined to purchasing, so far as practicable, mortgage loans that it deems to be of the quality and type that generally meets the purchase standards imposed by private institutional mortgage investors. See "Additional Information" for the availability of further information regarding Freddie Mac and Freddie Mac securities. Neither the United States nor any agency thereof is obligated to finance Freddie Mac's operations or to assist Freddie Mac in any other manner.

     Freddie Mac Securities

     In most cases, each Freddie Mac security relating to a series will represent an undivided interest in a pool of mortgage loans that typically consists of conventional loans, but may include FHA loans and VA loans, purchased by Freddie Mac, except any stripped mortgage backed securities issued by Freddie Mac. Each of those pools will consist of mortgage loans, substantially all of which are secured by one- to four-family residential properties. The characteristics of any Freddie Mac securities included in the trust for a series of securities will be set forth in the accompanying prospectus supplement.

     Federal National Mortgage Association

     Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act (12 U.S.C. 'ss' 1716 et seq.). It is the nation's largest supplier of residential mortgage funds. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. See "Additional Information" for the availability of further information respecting Fannie Mae and Fannie Mae securities. Although the Secretary of the Treasury of the United States has authority to lend Fannie Mae up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance Fannie Mae's operations or to assist Fannie Mae in any other manner.

     Fannie Mae Securities

     In most cases, each Fannie Mae security relating to a series will represent a fractional undivided interest in a pool of mortgage loans formed by Fannie Mae, except any stripped mortgage backed


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



securities issued by Fannie Mae. Mortgage loans underlying Fannie Mae securities will consist of fixed, variable or adjustable rate conventional mortgage loans or fixed-rate FHA loans or VA loans. Those mortgage loans may be secured by either one- to four-family. The characteristics of any Fannie Mae securities included in the trust for a series of securities will be set forth in the accompanying prospectus supplement.

Private Securities

     Any private securities underlying any securities will (i) either (a) have been previously registered under the Securities Act of 1933, as amended, or (b) will be eligible for sale under Rule 144(k) under the Securities Act of 1933, as amended, and (ii) will be acquired in secondary market transactions from persons other than the issuer or its affiliates. Alternatively, if the private securities were acquired from their issuer or its affiliates, or were issued by the depositor or any of its affiliates, then the private securities will be registered under the Securities Act of 1933, as amended, at the same time as the securities.

     References in this prospectus to Advances to be made and other actions to be taken by the master servicer or servicer in connection with the loans may include Advances made and other actions taken under the terms of the private securities. Each security offered by this prospectus will evidence an interest in only the related pool and corresponding trust, and not in any other pool or trust related to securities issued in this prospectus.

     In addition, as to any series of securities secured by private securities, the private securities may consist of an ownership interest in a structuring entity formed by the depositor for the limited purpose of holding the trust assets relating to a series of securities. This special purpose entity may be organized in the form of a trust, limited partnership or limited liability company, and will be structured in a manner that will insulate the holders of securities from liabilities of the special purpose entity. The provisions governing the special purpose entity will restrict the special purpose entity from engaging in or conducting any business other than the holding of trust assets and the issuance of ownership interests in the trust assets and some incidental activities. Any ownership interest will evidence an ownership interest in the related trust assets as well as the right to receive specified cash flows derived from the trust assets, as described in the accompanying prospectus supplement. The obligations of the depositor as to any ownership interest will be limited to some representations and warranties relating to the trust assets, as described in this prospectus. Credit support of any of the types described in this prospectus under "Description of Credit Enhancement" may be provided for the benefit of any ownership interest, if stated in the accompanying prospectus supplement.

                               Trust Asset Program

Underwriting Standards

     General

     The depositor expects that the originator of each of the loans will have applied, consistent with applicable federal and state laws and regulations, underwriting procedures intended to evaluate the borrower's credit standing and repayment ability and/or the value and adequacy of the related property as collateral. The depositor expects that any FHA loans or VA loans will have been originated in compliance with the underwriting policies of the FHA or VA, respectively. The underwriting criteria applied by the originators of the loans included in a pool may vary significantly among sellers. The accompanying prospectus supplement will describe most aspects of the underwriting criteria, to the extent known by the depositor, that were applied by the originators of the loans. In most cases, the depositor will have less detailed information concerning the origination of seasoned loans than it will have concerning newly-originated loans.


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



     The underwriting standards of any particular originator typically include a set of specific criteria by which the underwriting evaluation is made. However, the application of the underwriting standards does not imply that each specific criterion was satisfied individually. Rather, a loan will be considered to be originated generally in accordance with a given set of underwriting standards if, based on an overall qualitative evaluation, the loan is in substantial compliance with the underwriting standards. For example, a loan may be considered to comply with a set of underwriting standards, even if one or more specific criteria included in the underwriting standards were not satisfied, if other factors compensated for the criteria that were not satisfied or if the loan is considered to be in substantial compliance with the underwriting standards.

     The mortgage loans in any mortgage pool may be underwritten by HomePride Finance Corp., a seller or a designated third party through the use of an automated underwriting system. The mortgage loans may be underwritten by the designated seller or a designated third party through the use of an automated underwriting system. Any determination of underwriting eligibility using an automated system will only be based on the information entered into the system and the information that the system is programmed to review. Loans underwritten through the use of an automated underwriting system may not require delivery to the seller of all or a portion of the related credit files. The accompanying prospectus supplement will describe additional information regarding automated underwriting systems.

     The depositor anticipates that loans included in pools for certain series of securities will have been originated based on underwriting standards and documentation requirements that are less restrictive than for other mortgage loan lending programs. In such cases, borrowers may have credit histories that contain delinquencies on mortgage and/or consumer debts. Some borrowers may have initiated bankruptcy proceedings within a few years of the time of origination of the related loan. In addition, some loans with LTV ratios over 80% will not be required to have and may not have the benefit of primary mortgage insurance. Loans and manufactured housing contracts that are secured by junior liens generally will not be required by the depositor to be covered by primary mortgage insurance. Likewise, loans included in a trust may have been originated in connection with a governmental program under which underwriting standards were significantly less stringent and designed to promote home ownership or the availability of affordable residential rental property regardless of higher risks of default and losses. As discussed above, in evaluating seasoned loans, the depositor may place greater weight on payment history or market and other economic trends and less weight on underwriting factors usually applied to newly originated loans.

     Loan Documentation

     In most cases, under a traditional "full documentation" program, each borrower will have been required to complete an application designed to provide to the original lender pertinent credit information concerning the borrower. As part of the description of the borrower's financial condition, the borrower will have furnished information, which may or may not be verified, describing the borrower's assets, liabilities, income, credit history and employment history, and furnished an authorization to apply for a credit report that summarizes the borrower's available credit history with local merchants and lenders and any record of bankruptcy. The borrower may also have been required to authorize verifications of deposits at financial institutions where the borrower had demand or savings accounts. In the case of investment properties, only income derived from the mortgaged property may have been considered for underwriting purposes, rather than the income of the borrower from other sources. For mortgaged property consisting of vacation or second homes, no income derived from the property will typically have been considered for underwriting purposes.

     The underwriting standards applied by originators in some cases allow for loans to be supported by alternative documentation. For alternatively documented loans, a borrower may demonstrate income and employment directly by providing alternative documentation in the form of copies of the borrower's own records relating to income and employment, rather than having the originator obtain independent verifications from third parties, such as the borrower's employer or mortgage servicer.


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



     As described in the accompanying prospectus supplement, some loans may have been originated under "limited documentation" or "no documentation" programs that require less documentation and verification than do traditional "full documentation" programs. Under a limited documentation or no documentation program, minimal or no investigation into the borrower's credit history and income profile is undertaken by the originator and the underwriting may be based primarily or entirely on an appraisal or other valuation of the mortgaged property and the LTV or combined LTV ratio at origination.

     Appraisals

     The adequacy at origination of a mortgaged property as security for repayment of the related loan will typically have been determined by an appraisal. Appraisers may be either staff appraisers employed by the originator or independent appraisers selected in accordance with guidelines established by or acceptable to the originator. The appraisal procedure guidelines in most cases will have required the appraiser or an agent on its behalf to personally inspect the property and to verify whether the property was in good condition and that construction, if new, had been substantially completed. The appraisal will have considered a market data analysis of recent sales of comparable properties and, when deemed applicable, an analysis based on income generated from the property or replacement cost analysis based on the current cost of constructing or purchasing a similar property. In certain instances, the LTV ratio or combined LTV ratio may have been based on the appraised value as indicated on a review appraisal conducted by the seller or originator. Alternatively, as specified in the accompanying prospectus supplement, values may be supported by:

     o    a statistical valuation;

     o    a broker's price opinion;

     o an automated appraisal, drive by appraisal or other certification of value; or

     o    a statement of value by the borrower.

     A statistical valuation estimates the value of the property as determined by a form of appraisal which uses a statistical model to estimate the value of a property. The stated value will be value of the property as stated by the related borrower in his or her application. Unless otherwise specified in the accompanying prospectus supplement, an appraisal of any manufactured home will not be required.

     Loan-to-Value and Combined Loan-to-Value Ratios

     In the case of each first lien loan made to finance the purchase of a mortgaged property, the LTV ratio, in most cases is the ratio, expressed as a percentage, of the original principal amount or credit limit, as applicable, of the related loan to the lesser of (1) the appraised value determined in an appraisal obtained at origination of the related loan and (2) the sales price for the related mortgaged property, except that in the case of some employee or preferred customer loans, the denominator of the ratio may be the sales price.

     In the case of some non-purchase first lien mortgage loans, including refinance, modified or converted mortgage loans, the LTV ratio at origination is defined as the ratio, expressed as a percentage, of the principal amount of the mortgage loan to either the appraised value determined in an appraisal obtained at the time of refinancing, modification or conversion or, if no appraisal has been obtained, the value of the related mortgaged property, which value generally will be supported by either:

     o    a representation by the related seller as to value;

     o    an appraisal or other valuation obtained prior to origination; or

     o the sales price, if the related mortgaged property was purchased within the previous twelve months.

     In the case of some mortgage loans seasoned for over twelve months, the LTV ratio may be determined at the time of purchase from the related seller based on the ratio of the current loan amount to the current value of the mortgaged property as determined by an appraisal or other valuation.

     For any loan secured by a junior lien on the related mortgaged property, the CLTV ratio, in most cases, will be the ratio, expressed as a percentage, of
(A) the sum of (1) the original principal balance or the credit limit, as applicable, and (2) the principal balance of any related senior mortgage loan at origination of the loan together with any loan subordinate to it, to (B) the appraised value of the related mortgaged property. The appraised value for any junior lien loan will be the appraised value of the related mortgaged property determined in the appraisal used in the origination of the loan, which may have been obtained at an earlier time. However, if the loan was originated simultaneously with or not more than 12 months after a senior lien on the related mortgaged property, the appraised value will in most cases be the lesser of the appraised value at the origination of the senior lien and the sales price for the mortgaged property.

     As to each loan secured by a junior lien on the mortgaged property, the junior ratio will be the ratio, expressed as a percentage, of the original principal balance or the credit limit, as applicable, of the loan to the sum of
(1) the original principal balance or the credit limit, as applicable, of the loan and (2) the principal balance of any related senior loan at origination of the loan. The credit utilization rate for any revolving credit loan is determined by dividing the cut-off date principal balance of the revolving credit loan by the credit limit of the related credit line agreement.

     Some of the loans which are subject to negative amortization will have LTV ratios that will increase after origination as a result of their negative amortization. In the case of some seasoned loans, the values used in calculating LTV ratios may no longer be accurate valuations of the mortgaged properties. Some mortgaged properties may be located in regions where property values have declined significantly since the time of origination.

     The underwriting standards applied by an originator typically require that the underwriting officers of the originator be satisfied that the value of the property being financed, as indicated by an appraisal or other acceptable valuation method as described above, currently supports and is anticipated to support in the future, the outstanding loan balance. In fact, some states where the mortgaged properties may be located have "anti-deficiency" laws requiring, in general, that lenders providing credit on single family property look solely to the property for repayment in the event of foreclosure. See "Certain Legal Aspects of the Loans." Any of these factors could change nationwide or merely could affect a locality or region in which all or some of the mortgaged properties are located. However, declining values of real estate, as experienced periodically in certain regions, or increases in the principal balances of some loans, such as negative amortization ARM loans, could cause the principal balance of some or all of these loans to exceed the value of the mortgaged properties.

     Application of Underwriting Standards

     Based on the data provided in the application and certain verifications, if required, and the appraisal or other valuation of the mortgaged property, a determination will have been generally made by the original lender that the borrower's monthly income would be sufficient to enable the borrower to meet its monthly obligations on the loan and other expenses related to the property. The originator's guidelines for loans will, in most cases, specify that scheduled payments on a loan during the first year of its term plus taxes and insurance, including primary mortgage insurance, and all scheduled payments on obligations that extend beyond one year, including those mentioned above and other fixed obligations, would equal no more than specified percentages of the prospective borrower's gross income. The originator may also consider the amount of liquid assets available to the borrower after origination. The loan rate in effect from the origination date of an ARM loan or other types of loans to the first adjustment date are likely to be lower, and may be significantly lower, than the sum of the then applicable index and Note Margin. Similarly, the amount of the monthly payment on graduated payment loans will, and on negative amortization loans may, increase periodically. If the borrowers' incomes do not increase in an amount commensurate with the increases in monthly payments, the likelihood of default will increase. In addition, in the case of loans that are subject to negative amortization, the principal balances of those loans are more likely to equal or exceed the value of the underlying mortgaged properties due to the addition of deferred interest, thereby increasing the likelihood of defaults and losses. For Balloon Loans, payment of the Balloon Amount will depend on the borrower's ability to obtain refinancing or to sell the mortgaged property prior to the maturity of the Balloon Loan, and there can be no assurance that refinancing will be available to the borrower or that a sale will be possible.

                          Description of the Securities

General

     The securities will be issued in series. Each series of certificates or, in some instances, two or more series of certificates, will be issued under a pooling and servicing agreement or, in the case of certificates backed by private securities, a trust agreement, similar to one of the forms filed as an exhibit to the registration statement under the Securities Act of 1933, as amended, for the certificates of which this prospectus is a part. Each series of notes will be issued under an indenture between the related trust and the entity named in the accompanying prospectus supplement as indenture trustee for the series. A form of indenture has been filed as an exhibit to the registration statement under the Securities Act of 1933, as amended, for the notes of which this prospectus forms a part. In the case of each series of notes, the depositor, the related trust and the entity named in the accompanying prospectus supplement as master servicer for the series will enter into a separate servicing agreement. Each pooling and servicing agreement, trust agreement, servicing agreement, and indenture will be filed with the Securities and Exchange Commission as an exhibit to a Form 8-K. The following summaries (together with additional summaries under "The Agreements" below) describe all material terms and provisions relating to the securities common to each agreement. All references to an "agreement" and any discussion of the provisions of any agreement applies to pooling and servicing agreements, trust agreements, servicing agreements and indentures, as applicable. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of related agreement for each trust and the accompanying prospectus supplement.

     Each series of securities may consist of any one or a combination of the following:

     o    a single class of securities;

     o one or more classes of senior securities, of which one or more classes of securities may be senior in right of payment to any other class or classes of securities subordinate to it, and as to which some classes of senior securities may be senior to other classes of senior securities, as described in the respective prospectus supplement;

     o one or more classes of mezzanine securities which are subordinate securities but which are senior to other classes of subordinate securities relating to such distributions or losses;

     o one or more classes of strip securities which will be entitled to (a) principal distributions, with disproportionate, nominal or no interest distributions or (b) interest distributions, with disproportionate, nominal or no principal distributions;

     o two or more classes of securities which differ as to the timing, sequential order, rate, pass-through rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made on the occurrence of specified events, in accordance with a schedule or formula, including "planned amortization classes" and "targeted amortization classes," or on the basis of collections from designated portions of the pool, which series may include one or more classes of accrual securities for which some accrued interest will not be distributed but rather will be added to their principal balance on the distribution date, which will be specified in the accompanying prospectus supplement; or

     o other types of classes of securities, as described in the accompanying prospectus supplement.

     Credit support for each series of securities may be provided by a mortgage pool insurance policy, mortgage insurance policy, special hazard insurance policy, bankruptcy bond, letter of credit, purchase obligation, reserve fund, excess spread, overcollateralization, financial guaranty insurance policy, derivative products, surety bond or other credit enhancement as described under "Description of Credit Enhancement," or by the subordination of one or more classes of securities as described under "Description of Credit Enhancement--Subordination" or by any combination of the foregoing.

Form of Securities

     As specified in the accompanying prospectus supplement, the securities of each series will be issued either as physical securities or in book-entry form. If issued as physical securities, the securities will be in fully registered form only in the denominations specified in the accompanying prospectus supplement, and will be transferable and exchangeable at the corporate trust office of the certificate registrar appointed under the related pooling and servicing agreement or indenture to register the certificates. No service charge will be made for any registration of exchange or transfer of securities, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge. The term securityholder or holder refers to the entity whose name appears on the records of the security registrar or, if applicable, a transfer agent, as the registered holder of the certificate, except as otherwise indicated in the accompanying prospectus supplement.

     If issued in book-entry form, the classes of a series of securities will be initially issued through the book-entry facilities of The Depository Trust Company, or DTC, or Clearstream Banking, societe anonyme, formerly known as Cedelbank, SA, or Clearstream, or the Euroclear System (in Europe) if they are participants of those systems, or indirectly through organizations which are participants in those systems, or through any other depository or facility as may be specified in the accompanying prospectus supplement. As to any class of book-entry securities so issued, the record holder of those securities will be DTC's nominee. Clearstream and Euroclear System will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear System's names on the books of their respective depositaries, which in turn will hold those positions in customers' securities accounts in the depositaries' names on the books of DTC. DTC is a limited-purpose trust company organized under the laws of the State of New York, which holds securities for its DTC participants, which include securities brokers and dealers, banks, trust companies and clearing corporations. DTC together with the Clearstream and Euroclear System participating organizations facilitates the clearance and settlement of securities transactions between participants through electronic book-entry changes in the accounts of participants. Other institutions that are not participants but indirect participants which clear through or maintain a custodial relationship with participants have indirect access to DTC's clearance system.

     Unless otherwise specified in the accompanying prospectus supplement, no beneficial owner in an interest in any book-entry security will be entitled to receive a security representing that interest in registered, certificated form, unless either (i) DTC ceases to act as depository for that security and a successor depository is not obtained, or (ii) the depositor elects in its sole discretion to discontinue the registration of the securities through DTC. Prior to any such event, beneficial owners will not be recognized by the trustee, the master servicer or the servicer as holders of the related securities for purposes of the related agreement, and beneficial owners will be able to exercise their rights as owners of their securities only indirectly through DTC, participants and indirect participants. Any beneficial owner that desires to purchase, sell or otherwise transfer any interest in book-entry securities may do so only through DTC, either directly if the beneficial owner is a participant or indirectly through participants and, if applicable, indirect participants. Under the procedures of DTC, transfers of the beneficial ownership of any book-entry securities will be required to be made in minimum denominations specified in the accompanying prospectus supplement. The ability of a beneficial owner to pledge book-entry securities to persons or entities that are not participants in the DTC system, or to otherwise act with respect to the securities, may be limited because of the lack of physical securities evidencing the securities and because DTC may act only on behalf of participants.

     Because of time zone differences, the securities account of a Clearstream or Euroclear System participant as a result of a transaction with a DTC participant, other than a depositary holding on behalf of Clearstream or Euroclear System, will be credited during a subsequent securities settlement processing day, which must be a business day for Clearstream or Euroclear System, as the case may be, immediately following the DTC settlement date. Credits or any transactions in those securities settled during this processing will be reported to the relevant Euroclear System participant or Clearstream participants on that business day. Cash received in Clearstream or Euroclear System as a result of sales of securities by or through a Clearstream participant or Euroclear System participant to a DTC participant, other than the depositary for Clearstream or Euroclear System, will be received with value on the DTC settlement date, but will be available in the relevant Clearstream or Euroclear System cash account only as of the business day following settlement in DTC.

     Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear System participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear System participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositaries; however, the cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines defined with respect to European time. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear System participants may not deliver instructions directly to the depositaries.

     Clearstream, as a professional depository, holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thereby eliminating the need for physical movement of securities. As a professional depository, Clearstream is subject to regulation by the Luxembourg Monetary Institute.

     Euroclear System was created to hold securities for participants of Euroclear System and to clear and settle transactions between Euroclear System participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of securities and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System operator is Euroclear Bank S.A./N.V., under contract with the clearance cooperative, Euroclear System Clearance Systems S.C., a Belgian co-operative corporation. All operations are conducted by the Euroclear System operator, and all Euroclear System securities clearance accounts and Euroclear System cash accounts are accounts with the Euroclear System operator, not the clearance cooperative.

     The clearance cooperative establishes policy for Euroclear System on behalf of Euroclear System participants. Securities clearance accounts and cash accounts with the Euroclear System operator are governed by the terms and conditions Governing Use of Euroclear System and the related operating procedures of the Euroclear System and applicable Belgian law. The terms and conditions govern transfers of securities and cash within Euroclear System, withdrawals of securities and cash from Euroclear System, and receipts of payments for securities in Euroclear System. All securities in Euroclear System are held on a fungible basis without attribution of specific securities to specific securities clearance accounts.

     Distributions on the book-entry securities will be forwarded by the trustee to DTC, and DTC will be responsible for forwarding those payments to participants, each of which will be responsible for disbursing the payments to the beneficial owners it represents or, if applicable, to indirect participants. Accordingly, beneficial owners may experience delays in the receipt of payments relating to their securities. Under DTC's procedures, DTC will take actions permitted to be taken by holders of any class of book-entry securities under the related agreement only at the direction of one or more participants to whose account the book-entry securities are credited and whose aggregate holdings represent no less than any minimum amount of percentage interests or voting rights required therefor. DTC may take conflicting actions for any action of securityholders of any class to the extent that participants authorize those actions. None of the master servicer, the servicer, the depositor, the trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the book-entry securities, or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

Assignment of Manufactured Housing Contracts

     The depositor will cause the manufactured housing contracts constituting any manufactured housing contract pool to be assigned to the trustee, together with principal and interest due on or with respect to the manufactured housing contracts after the Cut-off Date, but not including principal and interest due on or before the Cut-off Date. If the depositor is unable to obtain a perfected security interest in a manufactured housing contract prior to transfer and assignment to the trustee, the related seller will be obligated to repurchase that manufactured housing contract. The trustee, concurrently with an assignment of manufactured housing contracts, will authenticate and deliver the securities for that series. Each manufactured housing contract will be identified in a schedule appearing as an exhibit to the related pooling and servicing agreement or contract sale agreement. That contract schedule will specify, with respect to each manufactured housing contract, among other things:

          o the original principal amount and the adjusted principal balance as of the close of business on the Cut-off Date;

          o    the annual percentage rate;

          o the current scheduled monthly level payment of principal and interest; and

          o    the maturity of the manufactured housing contract.

     In addition, in most cases the depositor, as to each manufactured housing contract, will deliver or cause to be delivered to the trustee, or, as specified in the related prospectus supplement, the custodian, the original manufactured housing contract and copies of documents and instruments related to each manufactured housing contract and the security interest in the manufactured home securing each manufactured housing contract. In other cases, the manufactured housing contract and other documents and instruments may be retained by sellers unaffiliated with the depositor or the servicer under the circumstances described in the related prospectus supplement. In order to give notice of the right, title and interest of the securityholders to the manufactured housing contracts, the depositor will cause a UCC-1 financing statement to be executed by the depositor identifying the trustee as the secured party and identifying all manufactured housing contracts as collateral. If stated in the related prospectus supplement, the manufactured housing contracts will be stamped or otherwise marked to reflect their assignment from the depositor to the trust fund. However, in most cases the manufactured housing contracts will not be stamped or otherwise marked to reflect their assignment from the depositor to the trust fund. Therefore, if a subsequent purchaser were able to take physical possession of the manufactured housing contracts without notice of the assignment to the trustee, the interest of the securityholders in the manufactured housing contracts could be defeated. See "Certain Legal Aspects of Mortgage Loans--The Manufactured Housing Contracts" in this prospectus.

Assignment of Loans

     At the time of issuance of a series of securities, the depositor will cause the loans and any other assets included in the related trust to be assigned without recourse to the trustee or owner trustee or its nominee, which may be the custodian, together with, unless specified in the accompanying prospectus supplement, all principal and interest received on the trust assets after the cut-off date, but not including principal and interest due on or before the cut-off date. Each loan will be identified in a schedule appearing as an exhibit to the related agreement. Each schedule of loans will include, among other things, information as to the principal balance of each loan as of the cut-off date, as well as information respecting the loan rate, the currently scheduled monthly payment of principal and interest, the maturity of the mortgage note and the LTV ratio or combined LTV ratio and junior mortgage ratio, as applicable, at origination or modification.

     If stated in the accompanying prospectus supplement, and in accordance with the rules of membership of MERSCORP, Inc. and/or Mortgage Electronic Registration Systems, Inc. or, MERS'r', assignments of mortgages for any trust asset in the related trust will be registered electronically through Mortgage Electronic Registration Systems, Inc., or MERS'r' System. For trust assets registered through the MERS'r' System, MERS'r' shall serve as mortgagee of record solely as a nominee in an administrative capacity on behalf of the trustee and shall not have any interest in any of those trust assets.

     In addition, the depositor will, as to each loan that is a trust asset, deliver to an entity specified in the accompanying prospectus supplement, which may be the trustee, a custodian or another entity appointed by the trustee, the legal documents relating to each loan that are in possession of the depositor. Depending on the type of trust asset, the legal documents may include the following, as applicable:

     o the mortgage note and any modification or amendment thereto endorsed without recourse either in blank or to the order of the trustee or owner trustee or a nominee or a lost note affidavit together with a copy of the related mortgage note;

     o the mortgage, except for any mortgage not returned from the public recording office, with evidence of recording indicated thereon or a copy of the mortgage with evidence of recording indicated thereon;

     o an assignment in recordable form of the mortgage, except in the case of a mortgage registered with MERS'r', or a copy of such assignment with evidence of recording indicated thereon;

     o if applicable, any riders or modifications to the mortgage note and mortgage, together with any other documents at such times as described in the related agreement; and

     o if applicable, the original manufactured housing contract and copies of documents and instruments related to each manufactured housing contract and, other than in the case of unsecured manufactured housing contracts, the security interest in the property securing the related manufactured housing contract.

     Assignments of the loans, including manufactured housing contracts secured by liens on mortgaged property, will be recorded in the appropriate public recording office, except for mortgages registered with MERS'r' or in states where, in the opinion of counsel acceptable to the trustee, the recording is not required to protect the trustee's interests in the loans against the claim of any subsequent transferee or any successor to or creditor of the depositor or the originator of the loans, or except as otherwise specified in the accompanying prospectus supplement. The assignments may be blanket assignments covering mortgages secured by mortgaged properties located in the same county, if permitted by law.

     If so provided in the accompanying prospectus supplement, the depositor may not be required to deliver one or more of the related documents if any of the documents are missing from the files of the party from whom the loans were purchased.

     If, for any loan including any manufactured housing contract secured by a lien on mortgaged property, the depositor cannot deliver the mortgage or any assignment with evidence of recording thereon concurrently with the execution and delivery of the related agreement because of a delay caused by the public recording office or a delay in the receipt of information necessary to prepare the related assignment, the depositor will deliver or cause to be delivered to the trustee or the custodian a copy of the mortgage or assignment. The depositor will deliver or cause to be delivered to the trustee or the custodian such mortgage or assignment with evidence of recording indicated thereon after receipt thereof from the public recording office or from the related master servicer or servicer.

Review of Files

     In most cases, the trustee or the custodian will review the legal documents within a specified number of days after receipt. If any document is found to be defective in any material respect, the trustee or the custodian shall notify the master servicer or servicer and the depositor, and the master servicer, the servicer or the trustee shall notify the seller, including a designated seller. If the seller cannot cure the defect within 60 days, or within the other period specified in the related prospectus supplement, after notice of the defect is given to the seller, the seller is required to, not later than 90 days after such notice, or within the other period specified in the related prospectus supplement, either repurchase the related loan or any property acquired in respect of it from the trustee at the price set forth under "--Repurchases of Loans" below or, if permitted, substitute for that loan a new loan in accordance with the standards described in this prospectus.

Representations with Respect to Manufactured Housing Contracts and Loans

     Sellers will typically make certain limited representations and warranties with respect to the trust assets that they sell. However, trust assets purchased from certain unaffiliated sellers may be purchased with very limited or no representations and warranties. In addition, unless provided in the accompanying prospectus supplement, the representations and warranties of the seller will not be assigned to the trustee for the benefit of the holders of the related series of securities, and therefore a breach of the representations and warranties of the seller, in most cases, will not be enforceable on behalf of the trust.

     All of the representations and warranties of a seller relating to a trust asset will have been made as of the date on which the related seller sold the trust asset to the depositor, or one of their affiliates or the date that the trust asset was originated. The date as of which the representations and warranties were made typically will be a date prior to the date of issuance of the related series of securities. A substantial period of time may elapse between the date as of which the representations and warranties were made and the date of issuance of the related series of securities. The seller's repurchase obligation if any, or, if specified in the accompanying prospectus supplement, limited substitution option, will not arise if, after the sale of the related trust asset, an event occurs that would have given rise to such an obligation had the event occurred prior to that period.

     Each seller will generally will represent and warrant that:

     o as of the cut-off date, the information set forth in a listing of the related loans was true and correct in all material respects;

     o such seller had good title to the loan and the loan is not subject to offsets, defenses or counterclaims except as may be provided under the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or Relief Act;

     o to the best of such seller's knowledge, each mortgaged property and/or manufactured home, as applicable, is free of material damage and is in good repair;

     o each loan complied in all material respects with all applicable local, state and federal laws at the time of origination; and

     o to the best of seller's knowledge, there is no delinquent tax or assessment lien against the related mortgaged property and/ or manufactured home, as applicable.

     To the extent described in the accompanying prospectus supplement, enforcement of any remedies for a breach of a representation and warranty may be limited to a specific period of time.

     In addition, the related seller will be obligated to repurchase or substitute for any loan as to which it is discovered that the related mortgage does not create a valid lien having at least the priority represented and warranted in the related agreement on or, in the case of a manufactured home, a perfected security interest in, the related mortgaged property or manufactured home, subject only to the following:

     o    liens of real property taxes and assessments not yet due and payable;

     o covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such mortgage and certain other permissible title exceptions;

     o liens of any senior mortgages, in the case of loans secured by junior liens on the related mortgaged property; and

     o other encumbrances to which like properties are commonly subject that do not materially adversely affect the value, use, enjoyment or marketability of the mortgaged property.

Repurchases of Loans

     Unless otherwise specified in the accompanying prospectus supplement, the purchase price for any loan will be equal to the principal balance thereof as of the date of purchase plus accrued and unpaid interest less the amount, expressed as a percentage per annum, payable for servicing or administrative compensation, if any. There can be no assurance that the applicable seller or designated seller will fulfill its obligation to purchase or substitute any loan as described above. In most cases only the seller and not the depositor will be obligated to repurchase a loan for a material defect in a constituent document. The obligation to repurchase or substitute for a loan constitutes the sole remedy available to the security holder or the trustee for a material defect in a constituent document. Any loan not so purchased or substituted for shall remain in the related trust.

     If a seller cannot cure a breach of any representation or warranty made by it relating to any loan or with respect to a document defect, or if a seller cannot cure a breach of any representation or warranty made by it that is assigned to the trust, within 90 days , or such other time period as set forth in the prospectus supplement, after notice from the master servicer, the servicer or the trustee and the breach or document defect materially and adversely affects the interests of the securityholders in the loan, the related seller will be obligated to purchase the loan. Unless otherwise specified in the accompanying prospectus supplement, the purchase price for any loan will be equal to the principal balance thereof as of the date of purchase plus accrued and unpaid interest less the amount, expressed as a percentage per annum, payable for servicing or administrative compensation. In certain limited cases, a substitution may be made in lieu of such repurchase obligation. See "--Limited Right of Substitution" below.

     In most instances, the seller will not be required to repurchase or substitute for any loan if the circumstances giving rise to the requirement also constitute fraud in the origination of the related loan. Furthermore, because the listing of the related loan in most cases contains information for the loan as of the cut-off date, prepayments and, in certain limited circumstances, modifications to the interest rate and principal and interest payments may have been made for one or more of the related loans between the cut-off date and the closing date. No seller will be required to repurchase or substitute for any loan as a result of any such prepayment or modification.

     In addition, the loan files for certain of the loans may be missing the original executed mortgage notes as a result of being lost, misfiled, misplaced or destroyed in the case where the seller is an affiliated of the depositor. With respect to all such loans, the depositor in most cases will deliver a lost note affidavit to the trustee or custodian certifying that the original mortgage note has been lost or destroyed, together with a copy of the related mortgage note. In addition, some of the loans may be missing intervening assignments. Neither the depositor or the affiliated seller will be obligated to purchase loans for missing or defective documentation. However, in the event of foreclosure on one of these loans, to the extent those missing documents materially and adversely affect the master servicer's or servicer's ability to foreclose on the related loan, the affiliated seller will be obligated to repurchase or substitute for the loan.

     The master servicer or the servicer, as applicable, will be required under the related pooling and servicing agreement or trust agreement to use its best reasonable efforts to enforce the repurchase obligations of the related seller for the benefit of the trustee and the securityholders, with respect to breaches of representations and warranties and document defects of which the master servicer or servicer has knowledge, using practices it would employ in its good faith business judgment and that are normal and usual in its general servicing activities. The master servicer is not obligated to review, and will not review, every loan that is in foreclosure or delinquent to determine if a breach of a representation and warranty has occurred. The master servicer will maintain policies and procedures regarding repurchase practices that are consistent with its general servicing activities. These policies and procedures generally will limit review of loans that are seasoned and these policies and procedures are subject to change, in good faith, to reflect the master servicer's current servicing activities. Application of these policies and procedures may result in losses being borne by the related credit enhancement and, to the extent not available, the related securityholders.

     The master servicer or servicer will be entitled to reimbursement for any costs and expenses incurred in pursuing these purchase or substitution obligations, including but not limited to any costs or expenses associated with litigation. In instances where a seller is unable, or disputes its obligation, to purchase affected loans, the master servicer or servicer, employing the standards described in the preceding paragraph, may negotiate and enter into one or more settlement agreements with that seller that could provide for, among other things, the purchase of only a portion of the affected loans or coverage of some loss amounts. Any such settlement could lead to losses on the loans that would be borne by the related credit enhancement, and to the extent not available, on the related securities.

     Furthermore, the master servicer or servicer may pursue foreclosure or similar remedies concurrently with pursuing any remedy for a breach of a representation and warranty. However, the master servicer or servicer is not required to continue to pursue both remedies if it determines that one remedy is more likely to result in a greater recovery. In accordance with the above described practices, the master servicer or servicer will not be required to enforce any purchase obligation of a seller, if the master servicer or servicer determines in the reasonable exercise of its business judgment that the matters related to the misrepresentation did not directly cause or are not likely to directly cause a loss on the related loan. The foregoing obligations will constitute the sole remedies available to securityholders or the trustee for a breach of any representation by a seller in its capacity as a seller of loans to the depositor or the seller, or for any other event giving rise to the obligations.

     Neither the depositor nor the master servicer or servicer will be obligated to purchase a loan if a seller defaults on its obligation to do so, and no assurance can be given that the sellers will carry out those obligations. This type of default by a seller is not a default by the depositor or by the master servicer or servicer. Any loan not so purchased or substituted for shall remain in the related trust and any losses related to it will be allocated to the related credit enhancement, and to the extent not available, to the related securities.

     For any seller that requests the master servicer's or servicer's consent to the transfer of subservicing rights relating to any loans to a successor servicer, the master servicer or servicer may release that seller from liability under its representations and warranties described above, on the assumption of the successor servicer of the seller's liability for the representations and warranties as of the date they were made. In that event, the master servicer's or servicer's rights under the instrument by which the successor servicer assumes the seller's liability will be assigned to the trustee, and the successor servicer shall be deemed to be the "seller" for purposes of the foregoing provisions.

Limited Right of Substitution

     In the case of a loan required to be repurchased from the trust, a seller may substitute a new loan for the repurchased loan that was removed from the trust, during the limited time period described below. Under some circumstances, any substitution must be effected within 120 days of the date of the issuance of the securities for a trust. For a trust for which a REMIC election is to be made, except as otherwise provided in the accompanying prospectus supplement, the substitution must be effected within two years of the date of the issuance of the securities, and may not be made if the substitution would cause the trust to fail to qualify as a REMIC or result in a prohibited transaction tax under the Internal Revenue Code.

     In most cases, any qualified substitute loan will, on the date of substitution:

     o have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution, not in excess of the outstanding principal balance of the repurchased loan;

     o have a loan rate and a Net Loan Rate not less than, and not more than one percentage point greater than, the loan rate and Net Loan Rate, respectively, of the repurchased loan as of the date of substitution;

     o have an LTV ratio or combined LTV ratio, as applicable, at the time of substitution no higher than that of the repurchased loan;

     o have a remaining term to maturity not greater than, and not more than one year less than, that of the repurchased loan;

     o    be secured by mortgaged property located in the United States; and

     o comply with all of the representations and warranties made with respect to the repurchased loans as of the date of substitution.

     If the outstanding principal balance of a qualified substitute loan is less than the outstanding principal balance of the related repurchased loan, the amount of the shortfall shall be deposited into the

Custodial Account in the month of substitution for distribution to the related securityholders. There may be additional requirements relating to ARM loans, revolving credit loans, negative amortization loans or other specific types of loans, or additional provisions relating to meeting the foregoing requirements on an aggregate basis where a number of substitutions occur contemporaneously. Unless otherwise specified in the accompanying prospectus supplement, a seller will have no option to substitute for a loan that it is obligated to repurchase in connection with a breach of a representation and warranty.

Certain Insolvency and Bankruptcy Issues

     Each seller and the depositor will represent and warrant that its respective transfer of trust assets constitutes a valid sale and assignment of all of its right, title and interest in and to such trust assets, except to the extent that such seller or the depositor retains any security. Nevertheless, if a seller were to become a debtor in a bankruptcy case and a creditor or bankruptcy trustee of such seller, or such seller as a debtor-in-possession, were to assert that the sale of the trust assets from such seller to the depositor should be recharacterized as a pledge of such trust assets to secure a borrowing by such seller, then delays in payments to the depositor (and therefore to the trust and the securityholders) could occur and possible reductions in the amount of such payments could result. In addition, if a court were to recharacterize the transfer as a pledge and a subsequent assignee were to take physical possession of any mortgage notes, through negligence, fraud or otherwise, the trustee's interest in such mortgage notes could be defeated.

     If an entity with an interest in a loan of which only a partial balance has been transferred to the trust were to become a debtor under the Bankruptcy Code and regardless of whether the transfer of the related loan constitutes an absolute assignment, a bankruptcy trustee or creditor of such entity or such entity as a debtor-in-possession could assert that such entity retains rights in the related loan and therefore compel the sale of such loan, including any partial balance included in the trust, over the objection of the trust and the securityholders. If that occurs, delays and reductions in payments to the trust and the securityholders could result.

     The depositor has been structured such that (i) the filing of a voluntary or involuntary petition for relief by or against the depositor under the Bankruptcy Code and (ii) the substantive consolidation of the assets and liabilities of the depositor with those of an affiliated seller is unlikely. The certificate of incorporation of the depositor restricts the nature of the depositor's business and the ability of the depositor to commence a voluntary case or proceeding under such laws without the prior unanimous consent of all directors.

Assignment of Agency or Private Securities

     The depositor will transfer, convey and assign to the trustee or its nominee, which may be the custodian, all right, title and interest of the depositor in the Agency Securities or private securities and other property to be included in the trust for a series. The assignment will include all principal and interest due on or for the Agency Securities or private securities after the cut-off date specified in the accompanying prospectus supplement. The depositor will cause the Agency Securities or private securities to be registered in the name of the trustee or its nominee, and the trustee will concurrently authenticate and deliver the securities. Unless otherwise specified in the accompanying prospectus supplement, the trustee will not be in possession of or be assignee of record of any underlying assets for an Agency Security or private security. Each Agency Security or private security will be identified in a schedule appearing as an exhibit to the related agreement, which will specify as to each Agency Security or private security information regarding the original principal amount and outstanding principal balance of each Agency Security or private security as of the cut-off date, as well as the annual pass-through rate or interest rate for each Agency Security or private security conveyed to the trustee.

Payments on Loans

     Collection of Payments on Loans

     The servicer or the master servicer, as applicable, will deposit or will cause to be deposited into the Custodial Account payments and collections received by it subsequent to the cut-off date, other than payments due on or before the cut-off date, as specifically described in the related agreement, which in most cases, except as otherwise provided, will include the following:

     o    all payments on account of principal of the loans comprising a trust;

     o all payments on account of interest on the loans comprising that trust, net of the portion of each payment thereof retained by the master servicer or servicer, if any, as servicing compensation;

     o    Liquidation Proceeds;

     o all amounts, net of unreimbursed liquidation expenses and insured expenses incurred, and unreimbursed Servicing Advances made, by the related subservicer, received and retained, and all Insurance Proceeds or proceeds from any alternative arrangements established in lieu of any such insurance and described in the applicable prospectus supplement, other than proceeds to be applied to the restoration of the related property or released to the borrower in accordance with the master servicer's or servicer's normal servicing procedures;

     o all proceeds of any loan in the trust purchased or, in the case of a substitution, amounts representing a principal adjustment, by the depositor, any seller or any other person under the terms of the related agreement as described under "Description of the Securities--Representations with Respect to Loans" and "--Repurchases of Loans";

     o any amount required to be deposited by the master servicer or servicer in connection with losses realized on investments of funds held in the Custodial Account; and

     o any amounts required to be transferred from the Payment Account to the Custodial Account.

     In addition to the Custodial Account, the master servicer or servicer will establish and maintain the Payment Account. Both the Custodial Account and the Payment Account must be either:

     o maintained with a depository institution whose debt obligations at the time of any deposit therein are rated by any rating agency that rated any securities of the related series not less than a specified level comparable to the rating category of the securities;

     o an account or accounts the deposits in which are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall be otherwise maintained so that, as evidenced by an opinion of counsel, the securityholders have a claim with respect to the funds in such accounts or a perfected first priority security interest in any collateral securing those funds that is superior to the claims of any other depositors or creditors of the depository institution with which the accounts are maintained;

     o in the case of the Custodial Account, a trust account or accounts maintained in either the corporate trust department or the corporate asset services department of a financial institution which has debt obligations that meet specified rating criteria;

     o in the case of the Payment Account, a trust account or accounts maintained with the trustee; or

     o    any other Eligible Account.


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



     The collateral that is eligible to secure amounts in an Eligible Account is limited to some Permitted Investments. A Payment Account may be maintained as an interest-bearing or a non-interest-bearing account, or funds therein may be invested in Permitted Investments as described in this prospectus under "Description of the Securities--Payments on Loans." The Custodial Account may contain funds relating to more than one series of securities as well as payments received on other loans and assets serviced or master serviced by the master servicer or servicer that have been deposited into the Custodial Account.

     Unless otherwise described in the accompanying prospectus supplement, not later than the business day preceding each distribution date, the master servicer or servicer, as applicable, will withdraw from the Custodial Account and deposit into the applicable Payment Account, in immediately available funds, the amount to be distributed therefrom to securityholders on that distribution date. The master servicer, the servicer or the trustee will also deposit or cause to be deposited into the Payment Account:

     o the amount of any Advances made by the master servicer or the servicer as described in this prospectus under "--Advances;"

     o any payments under any letter of credit, financial guaranty insurance policy, derivative product, and any amounts required to be transferred to the Payment Account from a reserve fund, as described under "Description of Credit Enhancement";

     o any amounts required to be paid by the master servicer or servicer out of its own funds due to the operation of a deductible clause in any blanket policy maintained by the master servicer or servicer to cover hazard losses on the loans as described under "Insurance Policies on Loans" below;

     o any distributions received on any Agency Securities or private securities included in the trust; and

     o    any other amounts as described in the related agreement.

     Any payments or other amounts collected by a Special Servicer with respect to any specially serviced mortgage loans will be deposited by the related Special Servicer as described in the accompanying prospectus supplement.

     Funds on deposit in the Custodial Account may be invested in Permitted Investments maturing in general not later than the business day preceding the next distribution date and funds on deposit in the related Payment Account may be invested in Permitted Investments maturing, in general, no later than the distribution date. Except as otherwise specified in the accompanying prospectus supplement, all income and gain realized from any investment will be for the account of the servicer or the master servicer as additional servicing compensation. The amount of any loss incurred in connection with any such investment must be deposited in the Custodial Account or in the Payment Account, as the case may be, by the servicer or the master servicer out of its own funds at the time of the realization of the loss.

     Collection of Payments on Agency Securities or Private Securities

     The trustee will deposit in the Payment Account all payments on the Agency Securities or private securities as they are received after the cut-off date. If the trustee has not received a distribution for any Agency Security or private security by the second business day after the date on which such distribution was due and payable, the trustee will request the issuer or guarantor, if any, of such Agency Security or private security to make such payment as promptly as possible and legally permitted. The trustee may take any legal action against the related issuer or guarantor as is appropriate under the circumstances, including the prosecution of any claims in connection therewith. The reasonable legal fees and expenses incurred by the trustee in connection with the prosecution of any legal action will be reimbursable to the


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



trustee out of the proceeds of the action and will be retained by the trustee prior to the deposit of any remaining proceeds in the Payment Account pending distribution thereof to the securityholders of the affected series. If the trustee has reason to believe that the proceeds of the legal action may be insufficient to cover its projected legal fees and expenses, the trustee will notify the related securityholders that it is not obligated to pursue any available remedies unless adequate indemnity for its legal fees and expenses is provided by the securityholders.

Withdrawals from the Custodial Account

     The servicer or the master servicer, as applicable, may, from time to time, make withdrawals from the Custodial Account for various purposes, as specifically described in the pooling and servicing agreement or servicing agreement, which in most cases will include the following:

     o to make deposits to the Payment Account as described above under "--Payments on Loans;"

     o to reimburse itself or any subservicer or Special Servicer for any Advances, or for any Servicing Advances, out of late payments, Insurance Proceeds, Liquidation Proceeds, any proceeds relating to any REO Loan or collections on the loan for which those Advances or Servicing Advances were made;

     o to pay to itself or any subservicer unpaid servicing fees and subservicing fees, out of payments or collections of interest on each loan;

     o to pay to itself as additional servicing compensation any investment income on funds deposited in the Custodial Account, any amounts remitted by subservicers as interest on partial prepayments on the loans, and, if so provided in the related agreement, any profits realized on the disposition of a mortgaged property acquired by deed in lieu of foreclosure or repossession or otherwise allowed under the agreement;

     o to pay to itself, a subservicer, the depositor or the related seller all amounts received for each loan purchased, repurchased or removed under the terms of the related agreement and not required to be distributed as of the date on which the related purchase price is determined;

     o to pay the depositor or its assignee, or any other party named in the accompanying prospectus supplement, out of collections or payments which represent interest on each loan, including any loan as to which title to the underlying mortgaged property was acquired;

     o to reimburse itself or any subservicer or Special Servicer for any Nonrecoverable Advance and for Advances that have been capitalized by adding the delinquent interest to the principal balance of the mortgage loan or manufactured housing contract, in accordance with the terms of the related agreement;

     o to reimburse itself or the depositor for other expenses incurred for which it or the depositor is entitled to reimbursement, including reimbursement in connection with enforcing any repurchase, substitution or indemnification obligation of any seller, or against which it or the depositor is indemnified under the related agreement;

     o to withdraw any amount deposited in the Custodial Account that was not required to be deposited in the Custodial Account;

     o to reimburse itself or the depositor for payment of FHA insurance premiums, if applicable, or against which it or the depositor is indemnified under the related agreement;

     o to pay to itself or any subservicer for the funding of any draws made on the revolving credit loans, if applicable;

     o to make deposits to the funding account in the amounts and in the manner provided in the related agreement, if applicable; and

     o to clear the Custodial Account of amounts relating to the corresponding loans in connection with the termination of the trust under the related agreement, as described in "The
          Agreements--Termination; Retirement of Securities."

Distributions of Principal and Interest on the Securities

     Beginning on the distribution date in the month next succeeding the month in which the cut-off date occurs, or any other date as may be set forth in the accompanying prospectus supplement, for a series of securities, distribution of principal and interest, or, where applicable, of principal only or interest only, on each class of securities entitled to such payments will be made either by the trustee, the master servicer or servicer, as applicable, acting on behalf of the trustee or a paying agent appointed by the trustee. The distributions will be made to the persons who are registered as the holders of the securities at the close of business on the last business day of the preceding month or on such other day as is specified in the accompanying prospectus supplement.

     Distributions will be made in immediately available funds, by wire transfer or otherwise, to the account of a securityholder at a bank or other entity having appropriate facilities, if the securityholder has so notified the trustee, the master servicer or the servicer, as applicable, or the paying agent, as the case may be, and the applicable agreement provides for that form of payment, or by check mailed to the address of the person entitled to such payment as it appears on the security register. Except as otherwise provided in the related agreement, the final distribution in retirement of the securities of any class, other than a subordinate class, will be made only on the presentation and surrender of the securities at the office or agency of the trustee specified in the notice to the securityholders. Distributions will be made to each securityholder in accordance with that holder's percentage interest in a particular class.

     Unless otherwise specified in the accompanying prospectus supplement, as a result of the provisions described below under "--Servicing and Administration of Loans--Realization upon Defaulted Loans," under which the principal balance of a subordinate class of securities can be increased in certain circumstances after it was previously reduced to zero, each security of a subordinate class of securities will be considered to remain outstanding until the termination of the related trust, even if the principal balance thereof has been reduced to zero.

     The method of determining, and the amount of, distributions of principal and interest, or, where applicable, of principal only or interest only, on a particular series of securities will be described in the accompanying prospectus supplement. Distributions of interest on each class of securities will be made prior to distributions of principal thereon. Each class of securities, other than classes of strip securities, may have a different specified interest rate, or pass-through rate, which may be a fixed, variable or adjustable pass-through rate, or any combination of two or more pass-through rates. The accompanying prospectus supplement will specify the pass-through rate or rates for each class, or the initial pass-through rate or rates, the interest accrual period and the method for determining the pass-through rate or rates. Unless otherwise specified in the accompanying prospectus supplement, interest on the securities will accrue during each calendar month and will be payable on the distribution date in the following calendar month. If stated in the accompanying prospectus supplement, interest on any class of securities for any distribution date may be limited to the extent of available funds for that distribution date. Interest on the securities will be calculated on the basis of a 360-day year consisting of twelve 30-day months or, if specified in the accompanying prospectus supplement, the actual number of days in the related interest period and a 360 or 365/366-day year.

     On each distribution date for a series of securities, the trustee or the master servicer or servicer, as applicable, on behalf of the trustee will distribute or cause the paying agent to distribute, as the case may be, to each holder of record on the record date of a class of securities specified in the accompanying prospectus supplement, an amount equal to the percentage interest represented by the security held by that holder multiplied by that class's Distribution Amount.

     In the case of a series of securities which includes two or more classes of securities, the timing, sequential order, priority of payment or amount of distributions of principal, and any schedule or formula or other provisions applicable to that determination, including distributions among multiple classes of senior securities or subordinate securities, shall be described in the accompanying prospectus supplement. Distributions of principal on any class of securities will be made on a pro rata basis among all of the securities of that class unless otherwise set forth in the accompanying prospectus supplement. In addition, as specified in the accompanying prospectus supplement, payments of principal on the notes will be limited to monthly principal payments on the loans, any excess interest, if applicable, applied as principal payments on the notes and any amount paid as a payment of principal under the related form of credit enhancement. If stated in the accompanying prospectus supplement, a series of notes may provide for a revolving period during which all or a portion of the principal collections on the loans otherwise available for payment to the notes are reinvested in additional balances or additional loans or accumulated in a trust account pending the commencement of an amortization period specified in the accompanying prospectus supplement or the occurrence of events specified in the accompanying prospectus supplement.

     On the day of the month specified in the accompanying prospectus supplement as the determination date, the master servicer or servicer, as applicable, will determine the amounts of principal and interest which will be paid to securityholders on the immediately succeeding distribution date. Prior to the close of business on the business day next succeeding each determination date, the master servicer or servicer, as applicable, will furnish a statement to the trustee, setting forth, among other things, the amount to be distributed on the next succeeding distribution date.

Advances

     If specified in the accompanying prospectus supplement, the master servicer or servicer, as applicable, will agree to make Advances, either out of its own funds, funds advanced to it by subservicers or funds being held in the Custodial Account for future distribution, for the benefit of the securityholders, on or before each distribution date, of monthly payments on the loans that were delinquent as of the close of business on the business day preceding the determination date on the loans in the related pool, but only to the extent that the Advances would, in the judgment of the master servicer or servicer, as applicable, be recoverable out of late payments by the borrowers, Liquidation Proceeds, Insurance Proceeds or otherwise. Advances will not be made in connection with revolving credit loans, closed-end home equity loans, and negative amortization loans, except as otherwise provided in the accompanying prospectus supplement. As specified in the accompanying prospectus supplement for any series of securities as to which the trust includes private securities, the master servicer's or servicer's, as applicable, advancing obligations will be under the terms of such private securities, as may be supplemented by the terms of the applicable agreement, and may differ from the provisions relating to Advances described in this prospectus. Unless specified in the accompanying prospectus supplement, the master servicer or servicer, as applicable, will not make any advance with respect to principal on any simple interest loan.

     The amount of any Advance will be determined based on the amount payable under the loan as adjusted from time to time and as may be modified as described in this prospectus under "--Servicing and Administration of Loans," and no Advance will be required in connection with any reduction in amounts payable under the Relief Act or as a result of certain actions taken by a bankruptcy court.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to related securityholders. Advances do not represent an obligation of the master servicer or servicer to guarantee or insure against losses. If Advances have been made by the master servicer or servicer from cash being held for future distribution to securityholders, those funds will be required to be replaced on or before any future distribution date to the extent that funds in the Payment Account on that distribution date would be less than payments required to be made to securityholders. Any Advances will be reimbursable to the master servicer or servicer out of recoveries on the related loans for which those amounts were advanced, including late payments made by the related borrower, any related Liquidation Proceeds and Insurance Proceeds, proceeds of any applicable form of credit enhancement, or proceeds of any loans purchased by the depositor, a subservicer or a seller.

     Advances will also be reimbursable from cash otherwise distributable to securityholders to the extent that the master servicer or servicer shall determine that any Advances previously made are not ultimately recoverable as described in the third preceding paragraph. In addition, Advances will be reimbursable from cash otherwise distributable to securityholders if they have been capitalized by adding the delinquent interest to the outstanding principal balance of the related mortgage loan or manufactured housing contract, as described under "--Servicing and Administration of Loans." For any senior/subordinate series, so long as the related subordinate securities remain outstanding and except for Special Hazard Losses, Fraud Losses and Bankruptcy Losses, in each case in excess of specified amounts, and Extraordinary Losses, the Advances may be reimbursable first out of amounts otherwise distributable to holders of the subordinate securities, if any. The master servicer or the servicer may also be obligated to make Servicing Advances, to the extent recoverable out of Liquidation Proceeds or otherwise, relating to some taxes and insurance premiums not paid by borrowers on a timely basis. Funds so advanced will be reimbursable to the master servicer or servicer to the extent permitted by the related agreement.

     In the case of revolving credit loans, the master servicer or servicer is required to advance funds to cover any Draws made on a revolving credit loan, subject to reimbursement by the entity specified in the accompanying prospectus supplement, provided that as specified in the accompanying prospectus supplement during any revolving period associated with the related series of securities, Draws may be covered first from principal collections on the other loans in the pool.

     The master servicer's or servicer's obligation to make Advances may be supported by another entity, the trustee, a financial guaranty insurance policy, a letter of credit or other method as may be described in the related agreement. If the short-term or long-term obligations of the provider of the support are downgraded by a rating agency rating the related securities or if any collateral supporting such obligation is not performing or is removed under the terms of any agreement described in the accompanying prospectus supplement, the securities may also be downgraded.

Prepayment Interest Shortfalls

     When a borrower prepays a loan in full between scheduled due dates for the loan, the borrower pays interest on the amount prepaid only to but not including the date on which the Principal Prepayment is made. Prepayments in full in most cases will be applied as of the date of prepayment so that interest on the related securities will be paid only until that date. Similarly, Liquidation Proceeds from a mortgaged property will not include interest for any period after the date on which the liquidation took place. Partial prepayments will in most cases be applied as of the most recent due date, so that no interest is due on the following due date on the amount prepaid.

     If stated in the accompanying prospectus supplement, to the extent funds are available from the servicing fee, the master servicer or servicer may make an additional payment to securityholders out of the servicing fee otherwise payable to it for any loan that prepaid during the related prepayment period equal to the Compensating Interest for that loan from the date of the prepayment to the related due date. Compensating Interest will be limited to the aggregate amount specified in the accompanying prospectus supplement and may not be sufficient to cover the Prepayment Interest Shortfall. Compensating Interest is not generally paid with respect to closed-end home equity loans and revolving credit loans. If so disclosed in the accompanying prospectus supplement, Prepayment Interest Shortfalls may be applied to


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



reduce interest otherwise payable for one or more classes of securities of a series. See "Yield Considerations."

Funding Account

     If specified in the accompanying prospectus supplement, a pooling and servicing agreement, trust agreement or other agreement may provide for the transfer by the sellers of additional loans to the related trust after the closing date for the related securities. Any additional loans will be required to conform to the requirements set forth in the related agreement providing for such transfer. If a Funding Account is established, all or a portion of the proceeds of the sale of one or more classes of securities of the related series or a portion of collections on the loans of principal will be deposited in such account to be released as additional loans are transferred. Unless otherwise specified in the accompanying prospectus supplement, a Funding Account will be required to be maintained as an Eligible Account. All amounts in the Funding Account will be required to be invested in Permitted Investments and the amount held in the Funding Account shall at no time exceed 25% of the aggregate outstanding principal balance of the securities. Unless otherwise specified in the accompanying prospectus supplement, the related agreement providing for the transfer of additional loans will provide that all transfers must be made within 90 days, and that amounts set aside to fund the transfers, whether in a Funding Account or otherwise, and not so applied within the required period of time will be deemed to be Principal Prepayments and applied in the manner described in the prospectus supplement.

Reports to Securityholders

     On each distribution date, the master servicer or servicer will forward or cause to be forwarded to each securityholder of record, or will make available to each securityholder of record in the manner described in the accompanying prospectus supplement, a statement or statements for the related trust setting forth the information described in the related agreement. Except as otherwise provided in the related agreement, the information will in most cases include the following (as applicable):

     o the aggregate amount of interest collections and principal collections;

     o    the amount, if any, of the distribution allocable to principal;

     o the amount, if any, of the distribution allocable to interest and the amount, if any, of any shortfall in the amount of interest and principal;

     o the aggregate unpaid principal balance of the trust assets after giving effect to the distribution of principal on that distribution date;

     o the outstanding principal balance or notional amount of each class of securities after giving effect to the distribution of principal on that distribution date;

     o based on the most recent reports furnished by subservicers, the number and aggregate principal balances of loans in the related trust that are delinquent (a) one month, (b) two months and (c) three months, and that are in foreclosure;

     o the book value of any property acquired by the trust through foreclosure or grant of a deed in lieu of foreclosure;

     o the balance of the reserve fund, if any, at the close of business on that distribution date;

     o the percentage of the outstanding principal balances of the senior securities, if applicable, after giving effect to the distributions on that distribution date;


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



     o in the case of securities benefiting from alternative credit enhancement arrangements described in the prospectus supplement, the amount of coverage under alternative arrangements as of the close of business on the applicable determination date and a description of any alternative credit enhancement;

     o if applicable, the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on the applicable distribution date and a description of any change in the calculation of those amounts, as well as the aggregate amount of each type of loss;

     o the servicing fee payable to the master servicer or the servicer and the subservicer;

     o    the aggregate amount of any Draws;

     o    the FHA insurance amount, if any; and

     o for any series of securities as to which the trust includes Agency Securities or private securities, any additional information as required under the related agreement.

     In addition to the information described above, reports to securityholders will contain any other information as is described in the applicable agreement, which may include, without limitation, information as to Advances, reimbursements to subservicers, servicers and the master servicer and losses borne by the related trust.

     In addition, within a reasonable period of time after the end of each calendar year, the master servicer or servicer will furnish or cause to be furnished on request a report to each person that was a holder of record of any class of securities at any time during that calendar year. The report will include information as to the aggregate of principal and interest distributions for that calendar year or, if the person was a holder of record of a class of securities during a portion of that calendar year, for the applicable portion of that year.

Servicing and Administration of Loans

     General

     The master servicer or any servicer, as applicable, that is a party to a pooling and servicing agreement or servicing agreement, will be required to perform the services and duties specified in the related agreement. The master servicer or servicer may be an affiliate of the depositor. As to any series of securities secured by Agency Securities or private securities the requirements for servicing the underlying assets will be described in the accompanying prospectus supplement. The duties to be performed by the master servicer or servicer will include the customary functions of a servicer, including but not limited to:

     o collection of payments from borrowers and remittance of those collections to the master servicer or servicer in the case of a subservicer;

     o maintenance of escrow or impoundment accounts of borrowers for payment of taxes, insurance and other items required to be paid by the borrower, if applicable;

     o processing of assumptions or substitutions, although, as specified in the accompanying prospectus supplement, the master servicer or servicer is, in most cases, required to exercise due-on-sale clauses to the extent that exercise is permitted by law and would not adversely affect insurance coverage;

     o    attempting to cure delinquencies;


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



     o    supervising foreclosures;

     o inspection and management of mortgaged properties under various circumstances; and

     o    maintaining accounting records relating to the trust assets.

     Under each servicing agreement, the servicer or the master servicer may enter into subservicing agreements with one or more subservicers who will agree to perform certain functions for the servicer or master servicer relating to the servicing and administration of the loans included in the trust relating to the subservicing agreement. A subservicer may be an affiliate of the depositor. Under any subservicing agreement, each subservicer will agree, among other things, to perform some or all of the servicer's or the master servicer's servicing obligations, including but not limited to, making Advances to the related securityholders. The servicer or the master servicer, as applicable, will remain liable for its servicing obligations that are delegated to a subservicer as if the servicer or the master servicer alone were servicing such loans.

     In the event of a bankruptcy, receivership or conservatorship of the master servicer or servicer or any subservicer, the bankruptcy court or the receiver or conservator may have the power to prevent both the appointment of a successor to service the trust assets and the transfer of collections commingled with funds of the master servicer, servicer or subservicer at the time of its bankruptcy, receivership or conservatorship. In addition, if the master servicer or servicer or any subservicer were to become a debtor in a bankruptcy case, its rights under the related agreement, including the right to service the trust assets, would be property of its bankruptcy estate and therefore, under the Bankruptcy Code, subject to its right to assume or reject such agreement.

     Collection and Other Servicing Procedures

     The servicer or the master servicer, directly or through subservicers, as the case may be, will make reasonable efforts to collect all payments called for under the loans and will, consistent with the related servicing agreement and any applicable insurance policy, FHA insurance or other credit enhancement, follow the collection procedures that are normal and usual in its general loan servicing activities for assets that are comparable to the loans. Consistent with the previous sentence, the servicer or the master servicer may, in its discretion, waive any prepayment charge in connection with the prepayment of a loan or extend the due dates for payments due on a mortgage note, provided that the insurance coverage for the loan or any coverage provided by any alternative credit enhancement will not be adversely affected by the waiver or extension. The master servicer or servicer may also waive or modify any term of a loan so long as the master servicer or servicer has determined that the waiver or modification is not materially adverse to any securityholders, taking into account any estimated loss that may result absent that action. For any series of securities as to which the trust includes private securities, the master servicer's or servicer's servicing and administration obligations will be under the terms of those private securities.

     Under some circumstances, as to any series of securities, the master servicer or servicer may have the option to purchase trust assets from the trust for cash, or in exchange for other trust assets or Permitted Investments. All provisions relating to these optional purchase provisions will be described in the accompanying prospectus supplement.

     In instances in which a loan is in default, or if default is reasonably foreseeable, and if determined by the master servicer or servicer to be in the best interests of the related securityholders, the master servicer or servicer may engage, either directly or through subservicers, in a wide variety of loss mitigation practices including waivers, modifications, payment forbearances, partial forgiveness, entering into repayment schedule arrangements, and capitalization of arrearages rather than proceeding with foreclosure or repossession, if applicable. In making that determination, the estimated Realized Loss that might result if the loan were liquidated would be taken into account. Modifications may have the effect of reducing the loan rate or extending the final maturity date of the loan and could include, among other things, capitalizing any delinquent interest by adding that amount to the unpaid principal balance of the mortgage loan or manufactured housing contract. Any modified loan may remain in the related trust, and the reduction in collections resulting from a modification may result in reduced distributions of interest or other amounts on, or may extend the final maturity of, one or more classes of the related notes.

     Borrowers may, from time to time, request partial releases of the mortgaged properties, easements, consents to alteration or demolition and other similar matters. The master servicer or servicer may approve that request if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related loan, that the approval will not adversely affect the security for, and the timely and full collectability of, the related loan. Any fee collected by the master servicer or the servicer for processing that request will be retained by the master servicer or servicer as additional servicing compensation.

     In instances in which a loan is in default or if default is reasonably foreseeable, and if determined by the master servicer or servicer to be in the best interests of the related securityholders, the master servicer or servicer may permit modifications of the loan rather than proceeding with foreclosure. In making this determination, the estimated Realized Loss that might result if the loans were liquidated would be taken into account. These modifications may have the effect of reducing the loan rate or extending the final maturity date of the loan. Any modified loan may remain in the related trust, and the reduction in collections resulting from the modification may result in reduced distributions of interest, or other amounts, on, or may extend the final maturity of, one or more classes of the related securities.

     In connection with any significant partial prepayment of a loan, the master servicer or servicer, to the extent not inconsistent with the terms of the mortgage note and local law and practice, may permit the loan to be re-amortized so that the monthly payment is recalculated as an amount that will fully amortize its remaining principal amount by the original maturity date based on the original loan rate, provided that the re-amortization shall not be permitted if it would constitute a modification of the loan for federal income tax purposes.

     The master servicer or servicer for a given trust may establish and maintain an escrow account in which borrowers will be required to deposit amounts sufficient to pay taxes, assessments, certain mortgage and hazard insurance premiums and other comparable items unless, in the case of loans secured by junior liens on the related mortgaged property, the borrower is required to escrow such amounts under the senior mortgage documents. Withdrawals from any escrow account may be made to effect timely payment of taxes, assessments, mortgage and hazard insurance, to refund to borrowers amounts determined to be owed, to pay interest on balances in the escrow account, if required, to repair or otherwise protect the mortgaged properties and to clear and terminate such account. The master servicer or any servicer, as the case may be, will be responsible for the administration of each such escrow account and will be obligated to make advances to the escrow accounts when a deficiency exists therein. The master servicer or servicer will be entitled to reimbursement for any advances from the Custodial Account.

     Other duties and responsibilities of each servicer and master servicer are described above under "--Payments on Loans."

     Special Servicing

     The related agreement or servicing agreement for a series of securities may name a Special Servicer, which may be an affiliate of the depositor. The Special Servicer will be responsible for the servicing of certain delinquent loans, as described in the prospectus supplement. A special servicer for any series of certificates may be an affiliate of the depositor or the master servicer and may hold, or be affiliated with the holder of, subordinate certificates of the series. The Special Servicer may have certain discretion to extend relief to borrowers whose payments become delinquent. The Special Servicer may be


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



permitted to grant a period of temporary indulgence to a borrower or may enter into a liquidating plan providing for repayment by the borrower, in each case without the prior approval of the master servicer or the servicer, as applicable. Other types of forbearance typically will require the approval of the master servicer or servicer, as applicable. The Special Servicer may also institute foreclosure proceedings with respect to the delinquent mortgage loans.

     In addition, the master servicer or servicer may enter into various agreements with holders of one or more classes of subordinate securities or of a class of securities representing interests in one or more classes of subordinate securities. Under the terms of those agreements, the holder may, for some delinquent loans:

     o instruct the master servicer or servicer to commence or delay foreclosure proceedings, provided that the holder deposits a specified amount of cash with the master servicer or servicer which will be available for distribution to securityholders if Liquidation Proceeds are less than they otherwise may have been had the master servicer or servicer acted under its normal servicing procedures;

     o instruct the master servicer or servicer to purchase the loans from the trust prior to the commencement of foreclosure proceedings at the purchase price and to resell the loans to the holder at such purchase price, in which case any subsequent loss on the loans will not be allocated to the securityholders;

     o become, or designate a third party to become, a subservicer for the loans so long as (i) the master servicer or servicer has the right to transfer the subservicing rights and obligations of the loans to another subservicer at any time or (ii) the holder or its servicing designee is required to service the loans according to the master servicer's or servicer's servicing guidelines; or

     o the accompanying prospectus supplement may provide for the other types of special servicing arrangements.

     Enforcement of "Due-on-Sale" Clauses

     Unless otherwise specified in the accompanying prospectus supplement, when any mortgaged property relating to a loan, other than an ARM loan, is about to be conveyed by the borrower, the master servicer or the servicer, as applicable, directly or through a subservicer, to the extent it has knowledge of the proposed conveyance, in most cases will be obligated to exercise the trustee's rights to accelerate the maturity of such loan under any due-on-sale clause applicable thereto. A due-on-sale clause will be enforced only if the exercise of such rights is permitted by applicable law and only to the extent it would not adversely affect or jeopardize coverage under any primary insurance policy or applicable credit enhancement arrangements. See "Certain Legal Aspects of the Loans--Enforceability of Certain Provisions."

     If the master servicer or servicer is prevented from enforcing a due-on-sale clause under applicable law or if the master servicer or servicer determines that it is reasonably likely that a legal action would be instituted by the related borrower to avoid enforcement of such due-on-sale clause, the master servicer or servicer will enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, under which such person becomes liable under the mortgage note subject to certain specified conditions. The original borrower may be released from liability on a loan if the master servicer or servicer shall have determined in good faith that such release will not adversely affect the collectability of the loan. An ARM loan may be assumed if it is by its terms assumable and if, in the reasonable judgment of the master servicer or servicer, the proposed transferee of the related mortgaged property establishes its ability to repay the loan and the security for the ARM loan would not be impaired by the assumption. If a borrower transfers the mortgaged property subject to an


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



ARM loan without consent, such ARM loan may be declared due and payable. Any fee collected by the master servicer or servicer for entering into an assumption or substitution of liability agreement or for processing a request for partial release of the mortgaged property in most cases will be retained by the master servicer or servicer as additional servicing compensation. In connection with any assumption, the loan rate borne by the related mortgage note may not be altered.

     Realization upon Defaulted Loans

     If a loan, including a manufactured housing contract secured by a lien on a mortgaged property, is in default, the master servicer or servicer may take a variety of actions, including foreclosing on the mortgaged property, writing off the principal balance of the loan as a bad debt, taking a deed in lieu of foreclosure, accepting a short sale, permitting a short refinancing, arranging for a repayment plan, capitalization of arrearages or modification as described above, or taking an unsecured note. In connection with that decision, the master servicer or servicer will, following usual practices in connection with senior and junior mortgage servicing activities or repossession and resale activities, estimate the proceeds expected to be received and the expenses expected to be incurred in connection with that foreclosure or repossession and resale to determine whether a foreclosure proceeding or a repossession and resale is appropriate. To the extent that a loan secured by a lien on a mortgaged property is junior to another lien on the related mortgaged property, unless foreclosure proceeds for that loan are expected to at least satisfy the related senior mortgage loan in full and to pay foreclosure costs, it is likely that that loan will be written off as bad debt with no foreclosure proceeding. If title to any mortgaged property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale will be issued to the trustee or to its nominee on behalf of securityholders and, if applicable, the holders of any Excluded Balances.

     Any acquisition of title and cancellation of any REO Loan will be considered for most purposes to be an outstanding loan held in the trust until it is converted into a Liquidated Loan.

     For purposes of calculations of amounts distributable to securityholders relating to an REO Loan, the amortization schedule in effect at the time of any acquisition of title, before any adjustment by reason of any bankruptcy or any similar proceeding or any moratorium or similar waiver or grace period, will be deemed to have continued in effect and, in the case of an ARM loan, the amortization schedule will be deemed to have adjusted in accordance with any interest rate changes occurring on any adjustment date, so long as the REO Loan is considered to remain in the trust. If a REMIC election has been made, any mortgaged property so acquired by the trust must be disposed of in accordance with applicable federal income tax regulations and consistent with the status of the trust as a REMIC. To the extent provided in the related agreement, any income, net of expenses and other than gains described in the second succeeding paragraph, received by the servicer or the master servicer on the mortgaged property prior to its disposition will be deposited in the Custodial Account on receipt and will be available at that time for making payments to securityholders.

     For a loan in default, the master servicer or servicer may pursue foreclosure or similar remedies subject to any senior lien positions and certain other restrictions pertaining to junior loans as described under "Certain Legal Aspects of the Loans" concurrently with pursuing any remedy for a breach of a representation and warranty. However, the master servicer or servicer is not required to continue to pursue both remedies if it determines that one remedy is more likely to result in a greater recovery.

     If a loan is foreclosed upon, brokers may be engaged to sell the related property and other third party expenses may be incurred. Any fees and expenses incurred by the master servicer or servicer in pursuing foreclosure and liquidation of a loan will be reimbursed, resulting in a reduction of Liquidation Proceeds. The master servicer or servicer may engage affiliates or may itself perform certain services that might otherwise be performed by third parties, and may receive fees that it believes in good faith to be reasonable and consistent with its general servicing activities.


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



     On the first to occur of final liquidation and a repurchase or substitution under a breach of a representation and warranty, the loan will be removed from the related trust. The master servicer or servicer may elect to treat a defaulted loan as having been finally liquidated if substantially all amounts expected to be received in connection with that liquidation have been received. In some cases, the master servicer or servicer will treat a loan that is 180 days or more delinquent as having been finally liquidated. Any additional liquidation expenses relating to the loan incurred after the initial liquidation will be reimbursable to the master servicer or servicer from any amounts otherwise distributable to the related securityholders, or may be offset by any subsequent recovery related to the loan. Alternatively, for purposes of determining the amount of related Liquidation Proceeds to be distributed to securityholders, the amount of any Realized Loss or the amount required to be drawn under any applicable form of credit enhancement, the master servicer or servicer may take into account minimal amounts of additional receipts expected to be received, as well as estimated additional liquidation expenses expected to be incurred in connection with the defaulted loan. On foreclosure of a revolving credit loan, the related Liquidation Proceeds will be allocated to the Excluded Balances as described in the prospectus supplement.

     For some series of securities, the applicable form of credit enhancement may provide, to the extent of coverage, that a defaulted loan or REO Loan will be removed from the trust prior to its final liquidation. In addition, the master servicer, the servicer or the holder of the most subordinate class of certificates of a series may have the option to purchase from the trust any defaulted loan after a specified period of delinquency. If a defaulted loan or REO Loan is not removed from the trust prior to final liquidation, then, upon its final liquidation, if a loss is realized which is not covered by any applicable form of credit enhancement or other insurance, the securityholders will bear the loss. However, if a gain results from the final liquidation of an REO Loan which is not required by law to be remitted to the related mortgagor, the master servicer or servicer will be entitled to retain that gain as additional servicing compensation unless the accompanying prospectus supplement provides otherwise.

     Unless otherwise specified in the accompanying prospectus supplement, if a final liquidation of a loan resulted in a Realized Loss and thereafter the master servicer or servicer receives a subsequent recovery specifically related to that loan, in connection with a related breach of a representation or warranty or otherwise, such subsequent recovery shall be distributed to the securityholders in the same manner as repurchase proceeds or liquidation proceeds received in the prior calendar month, to the extent that the related Realized Loss was allocated to any class of securities. In addition, if so specified in the accompanying prospectus supplement, the principal balance of the class of subordinate securities with the highest payment priority to which Realized Losses have been allocated will be increased to the extent that such subsequent recoveries are distributed as principal to any classes of securities. However, the principal balance of that class of subordinate securities will not be increased by more than the amount of Realized Losses previously applied to reduce the principal balance of that class of securities. The amount of any remaining subsequent recoveries will be applied to increase the principal balance of the class of securities with the next lower payment priority; however the principal balance of that class of securities will not be increased by more than the amount of Realized Losses previously applied to reduce the principal balance of that class of securities, and so on. Holders of securities whose principal balance is increased in this manner will not be entitled to interest on the increased balance for any interest accrual period preceding the distribution date on which the increase occurs. The foregoing provisions will apply even if the principal balance of a class of subordinate securities was previously reduced to zero. Accordingly, each class of subordinate securities will be considered to remain outstanding until the termination of the related trust.

     In the case of a series of securities other than a senior/subordinate series, if so provided in the accompanying prospectus supplement, the applicable form of credit enhancement may provide for reinstatement in accordance with specified conditions if, following the final liquidation of a loan and a draw under the related credit enhancement, subsequent recoveries are received. For a description of the master servicer's or the servicer's obligations to maintain and make claims under applicable forms of


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



credit enhancement and insurance relating to the loans, see "Description of Credit Enhancement" and "Insurance Policies on Loans."

     For a discussion of legal rights and limitations associated with the foreclosure of a loan, see "Certain Legal Aspects of the Loans."

     The master servicer or servicer will deal with any defaulted private securities in the manner set forth in the accompanying prospectus supplement.

     Servicing Compensation and Payment of Expenses

     Each servicer or the master servicer, as applicable, will be paid compensation for the performance of its servicing obligations at the percentage per annum described in the accompanying prospectus supplement of the outstanding principal balance of each loan. Any subservicer will also be entitled to the servicing fee as described in the accompanying prospectus supplement. Except as otherwise provided in the accompanying prospectus supplement, the servicer or the master servicer, if any, will deduct the servicing fee for the loans underlying the securities of a series in an amount to be specified in the accompanying prospectus supplement. The servicing fees may be fixed or variable. In addition, the master servicer, any servicer or the relevant subservicers, if any, will be entitled to servicing compensation in the form of assumption fees, late payment charges or excess proceeds following disposition of property in connection with defaulted loans and any earnings on investments held in the Payment Account or any Custodial Account, to the extent not applied as Compensating Interest. Regardless of the foregoing, for a series of securities as to which the trust includes private securities, the compensation payable to the master servicer or servicer for servicing and administering such private securities on behalf of the holders of such securities may be based on a percentage per annum described in the accompanying prospectus supplement of the outstanding balance of such private securities and may be retained from distributions of interest thereon, if stated in the accompanying prospectus supplement. In addition, some reasonable duties of the master servicer or the servicer may be performed by an affiliate of the master servicer or the servicer who will be entitled to compensation for performance of those duties.

     The master servicer or the servicer will pay or cause to be paid some of the ongoing expenses associated with each trust and incurred by it in connection with its responsibilities under the related agreement, including, without limitation, payment of any fee or other amount payable for some credit enhancement arrangements, payment of the fees and disbursements of the trustee, any custodian appointed by the trustee, the security registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of subservicers and sellers. The master servicer or the servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of subservicers and sellers under some circumstances. In addition, as indicated in "--Servicing and Administration of Loans--Collection and Other Servicing Procedures," the master servicer or the servicer will be entitled to reimbursements for some of the expenses incurred by it in connection with Liquidated Loans and in connection with the restoration of mortgaged properties, such right of reimbursement being prior to the rights of securityholders to receive any related Liquidation Proceeds, including Insurance Proceeds.

     Evidence as to Compliance

     Each pooling and servicing agreement or servicing agreement will provide that the master servicer or the servicer will, for each series of securities, deliver to the trustee, on or before the date in each year specified in the agreement, an officer's certificate stating that a review of the activities of the master servicer or the servicer during the preceding calendar year relating to its servicing of loans and its performance under pooling and servicing agreements or servicing agreements, as applicable, including the related agreement, has been made under the supervision of that officer.


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



     Certain Other Matters Regarding Servicing

     Each servicer or the master servicer, as applicable, may not resign from its obligations and duties under the related pooling and servicing agreement or servicing agreement unless each rating agency has confirmed in writing that the resignation will not qualify, reduce or cause to be withdrawn the then current ratings on the securities except on a determination that its duties thereunder are no longer permissible under applicable law. No resignation will become effective until the trustee or a successor servicer or master servicer has assumed the servicer's or the master servicer's obligations and duties under the related pooling and servicing agreement.

     Each pooling and servicing agreement or servicing agreement will also provide that neither the servicer, the master servicer, nor any director, officer, employee or agent of the master servicer or servicer, as applicable, will be under any liability to the trust or the securityholders for any action taken or for refraining from taking any action in good faith under the related agreement, or for errors in judgment. However, neither the servicer, the master servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of the failure to perform its obligations in compliance with any standard of care set forth in the related agreement. The servicer or the master servicer, as applicable, may, in its discretion, undertake any action that it may deem necessary or desirable with respect to the servicing agreement and the rights and duties of the parties thereto and the interest of the related securityholders. The legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the trust and the servicer or the master servicer will be entitled to be reimbursed out of funds otherwise distributable to securityholders.

     The master servicer or the servicer will be required to maintain a fidelity bond and errors and omissions policy for its officers and employees and other persons acting on behalf of the master servicer or the servicer in connection with its activities under the related servicing agreement.

     If the servicer or the master servicer subcontracts the servicing of mortgaged loans to a Special Servicer, the standard of care for, and any indemnification to be provided to, the Special Servicer will be set forth in the related prospectus supplement, pooling and servicing agreement or servicing agreement.

     A servicer or the master servicer may have other business relationships with the depositor, any seller or their affiliates.

                        Description of Credit Enhancement

General

     As described in the accompanying prospectus supplement, credit support provided for each series of securities may include one or more or any combination of the following:

     o    a letter of credit;

     o subordination provided by any class of subordinated securities for the related series;

     o    overcollateralization;

     o a mortgage repurchase bond, mortgage pool insurance policy, mortgage insurance policy, special hazard insurance policy, bankruptcy bond or other types of insurance policies, or a secured or unsecured corporate guaranty, as described in the accompanying prospectus supplement;

     o    a reserve fund;


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



     o    a financial guaranty insurance policy or surety bond;

     o derivatives products, as described in the accompanying prospectus supplement; or

     o another form as may be described in the accompanying prospectus supplement.

If specified in the accompanying prospectus supplement, the loans may be partially insured by the FHA under Title I.

     Credit support for each series of securities may be comprised of one or more of the above components. Each component will have a dollar limit and may provide coverage for Realized Losses that are:

     o    Defaulted Mortgage Losses;

     o    Special Hazard Losses;

     o    Bankruptcy Losses; and

     o    Fraud Losses.

     Most forms of credit support will not provide protection against all risks of loss and will not guarantee repayment of the entire outstanding principal balance of the securities and interest thereon. If losses occur that exceed the amount covered by credit support or are of a type that is not covered by the credit support, securityholders will bear their allocable share of deficiencies. In particular, Defaulted Mortgage Losses, Special Hazard Losses, Bankruptcy Losses and Fraud Losses in excess of the amount of coverage provided therefor and Extraordinary Losses will not be covered. To the extent that the credit enhancement for any series of securities is exhausted, the securityholders will bear all further risks of loss not otherwise insured against.

     As described in the related agreement, credit support may apply to all of the loans or to some loans contained in a pool.

     Each prospectus supplement will include a description of:

     o the amount payable under the credit enhancement arrangement, if any, provided for a series;

     o any conditions to payment thereunder not otherwise described in this prospectus;

     o the conditions under which the amount payable under the credit support may be reduced and under which the credit support may be terminated or replaced; and

     o the material provisions of any agreement relating to the credit support.

     Additionally, each prospectus supplement will contain information for the issuer of any third-party credit enhancement, if applicable. The related agreement or other documents may be modified in connection with the provisions of any credit enhancement arrangement to provide for reimbursement rights, control rights or other provisions that may be required by the credit enhancer. To the extent provided in the applicable agreement, the credit enhancement arrangements may be periodically modified, reduced and substituted for based on the performance of or on the aggregate outstanding principal balance of the loans covered thereby. See "Description of Credit Enhancement--Reduction or Substitution of Credit Enhancement." If specified in the applicable prospectus supplement, credit support for a series of securities may cover one or more other series of securities.


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



     The descriptions of any insurance policies, bonds or other instruments described in this prospectus or any prospectus supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to the actual forms of the policies, copies of which typically will be exhibits to the Form 8-K to be filed with the Securities and Exchange Commission in connection with the issuance of the related series of securities.

Letters of Credit

     If any component of credit enhancement as to any series of securities is to be provided by a letter of credit, a bank will deliver to the trustee an irrevocable letter of credit. The letter of credit may provide direct coverage for the loans. The letter of credit bank, the amount available under the letter of credit for each component of credit enhancement, the expiration date of the letter of credit, and a more detailed description of the letter of credit will be specified in the accompanying prospectus supplement. On or before each distribution date, the letter of credit bank will be required to make payments after notification from the trustee, to be deposited in the related Payment Account for the coverage provided thereby. The letter of credit may also provide for the payment of Advances.

Subordination

     A senior/subordinate series of securities will consist of one or more classes of senior securities and one or more classes of subordinate securities, as specified in the accompanying prospectus supplement. Subordination of the subordinate securities of any senior/subordinate series will be effected by the following method, unless an alternative method is specified in the accompanying prospectus supplement. In addition, some classes of senior or subordinate securities may be senior to other classes of senior or subordinate securities, as specified in the accompanying prospectus supplement.

     For any senior/subordinate series, the total amount available for distribution on each distribution date, as well as the method for allocating that amount among the various classes of securities included in the series, will be described in the accompanying prospectus supplement. In most cases, for any series, the amount available for distribution will be allocated first to interest on the senior securities of that series, and then to principal of the senior securities up to the amounts described in the accompanying prospectus supplement, prior to allocation of any amounts to the subordinate securities.

     If so provided in the related agreement, the master servicer or servicer may be permitted, under certain circumstances, to purchase any loan that is two or more months delinquent in payments of principal and interest, at the repurchase price. If specified in the accompanying prospectus supplement, any Realized Loss subsequently incurred in connection with any such loan will be passed through to the then outstanding securityholders of the related series in the same manner as Realized Losses on loans that have not been so purchased, unless that purchase was made on the request of the holder of the most junior class of securities of the related series. See "Description of the Securities--Servicing and Administration of Loans--Special Servicing" above.

     In the event of any Realized Losses not in excess of the limitations described below (other than Extraordinary Losses), the rights of the subordinate securityholders to receive distributions will be subordinate to the rights of the senior securityholders and, as to certain classes of subordinated securities, may be subordinate to the rights of other subordinate securityholders.

     Except as noted below, Realized Losses will be allocated to the subordinate securities of the related series until their outstanding principal balances have been reduced to zero. Additional Realized Losses, if any, will be allocated to the senior securities. If the series includes more than one class of senior securities, the additional Realized Losses will be allocated either on a pro rata basis among all of the senior securities in proportion to their respective outstanding principal balances or as otherwise provided in the accompanying prospectus supplement.


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



     Special Hazard Losses in excess of the Special Hazard Amount will be allocated among all outstanding classes of securities of the related series, either on a pro rata basis in proportion to their outstanding principal balances, or as otherwise provided in the accompanying prospectus supplement. The respective amounts of other specified types of losses, including Fraud Losses, Special Hazard Losses and Bankruptcy Losses, that may be borne solely by the subordinate securities may be similarly limited to the Fraud Loss Amount, Special Hazard Amount and Bankruptcy Amount, and the subordinate securities may provide no coverage for Extraordinary Losses or other specified types of losses, as described in the accompanying prospectus supplement, in which case those losses would be allocated on a pro rata basis among all outstanding classes of securities or as otherwise specified in the accompanying prospectus supplement. Each of the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount may be subject to periodic reductions and may be subject to further reduction or termination, without the consent of the securityholders, on the written confirmation from each applicable rating agency that the then-current rating of the related series of securities will not be adversely affected.

     In most cases, any allocation of a Realized Loss, including a Special Hazard Loss, Fraud Loss or Bankruptcy Loss, to a security in a senior/subordinate series will be made by reducing its outstanding principal balance as of the distribution date following the calendar month in which the Realized Loss was incurred.

     The rights of holders of the various classes of securities of any series to receive distributions of principal and interest is determined by the aggregate outstanding principal balance of each class or, if applicable, the related notional amount. The outstanding principal balance of any security will be reduced by all amounts previously distributed on that security representing principal, and by any Realized Losses allocated thereto. If there are no Realized Losses or Principal Prepayments on any loan, the respective rights of the holders of securities of any series to future distributions in most cases would not change. However, to the extent described in the accompanying prospectus supplement, holders of senior securities may be entitled to receive a disproportionately larger amount of prepayments received during specified periods, which will have the effect, absent offsetting losses, of accelerating the amortization of the senior securities and increasing the respective percentage ownership interest evidenced by the subordinate securities in the related trust, with a corresponding decrease in the percentage of the outstanding principal balances of the senior securities, thereby preserving the availability of the subordination provided by the subordinate securities. In addition, some Realized Losses will be allocated first to subordinate securities by reduction of their outstanding principal balance, which will have the effect of increasing the respective ownership interest evidenced by the senior securities in the related trust.

     If so provided in the accompanying prospectus supplement, some amounts otherwise payable on any distribution date to holders of subordinate securities may be deposited into a reserve fund. Amounts held in any reserve fund may be applied as described under "Description of Credit Enhancement--Reserve Funds" and in the accompanying prospectus supplement.

     In lieu of the foregoing provisions, subordination may be effected in the following manner, or in any other manner as may be described in the accompanying prospectus supplement. The rights of the holders of subordinate securities to receive the Subordinate Amount will be limited to the extent described in the accompanying prospectus supplement. As specified in the accompanying prospectus supplement, the Subordinate Amount may be reduced based on the amount of losses borne by the holders of the subordinate securities as a result of the subordination, a specified schedule or other method of reduction as the prospectus supplement may specify.

     For any senior/subordinate series, the terms and provisions of the subordination may vary from those described in this prospectus. Any variation and any additional credit enhancement will be described in the accompanying prospectus supplement.


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



Overcollateralization and Excess Cash Flow

     If stated in the accompanying prospectus supplement, interest collections on the loans may exceed interest payments on the securities and other fees and expenses of the trust for the related distribution date. To the extent such excess interest is applied as principal payments on the securities, the effect will be to reduce the principal balance of the securities relative to the aggregate outstanding balance of the loans, thereby creating overcollateralization and additional protection to the securityholders, if and to the extent specified in the accompanying prospectus supplement. Additionally, some of this excess cash flow may be used to protect the securities against some Realized Losses by making an additional payment of principal on the securities up to the amount of the Realized Loss.

Mortgage Pool Insurance Policies and Mortgage Insurance Policies

     Protection against losses on all or a portion of the loans in a loan pool may be obtained by the depositor for a trust in the form of a mortgage pool insurance policy or a mortgage insurance policy. A mortgage pool insurance policy covers specified losses on loans to the extent that the primary insurance policy, if required, is not sufficient to cover the loss. Generally, the insurer's payment obligations under a mortgage pool insurance policy are limited to a certain amount, which will be stated in the prospectus supplement. As used in this prospectus, a mortgage insurance policy is a policy that provides primary mortgage insurance on all of the loans that are subject to the policy. The insurer's payment obligations will be limited to the amount stated in the prospectus supplement, if applicable. Each mortgage pool insurance policy or mortgage insurance policy, in accordance with the limitations described in this prospectus and in the prospectus supplement, if any, will cover Defaulted Mortgage Losses on loans in an amount specified in the prospectus supplement. As described under "--Maintenance of Credit Enhancement," the master servicer or servicer will use its best reasonable efforts to maintain the mortgage pool insurance policy or mortgage insurance policy and to present claims to the insurer on behalf of itself, the trustee and the securityholders. The mortgage pool insurance policies and mortgage insurance policies, however, are not blanket policies against loss, since claims may only be made respecting particular defaulted loans and only on satisfaction of specified conditions precedent described in the succeeding paragraph. Unless specified in the accompanying prospectus supplement, the mortgage pool insurance policies may not cover losses due to a failure to pay or denial of a claim under a primary insurance policy, irrespective of the reason.

     As more specifically provided in the accompanying prospectus supplement, each mortgage pool insurance policy or mortgage insurance policy will provide for conditions under which claims may be presented and covered under the policy. On satisfaction of these conditions, the insurer will have the option either (a) to purchase the property securing the defaulted loan at a price described in the prospectus supplement, or (b) to pay the portion of the loss specified in the prospectus supplement. In the case of a mortgage pool insurance policy, payments
(i) may be reduced because of an aggregate payment limitation on the policy and
(ii) may be net of some amounts paid or assumed to have been paid under any related primary insurance policy.

     Securityholders may experience a shortfall in the amount of interest payable on the related securities in connection with the payment of claims under a mortgage pool insurance policy or a mortgage insurance policy because the insurer may not be required to remit unpaid interest through the end of the month in which the claim is paid. In addition, the securityholders may also experience losses on the related securities in connection with payments made under a mortgage pool insurance policy or mortgage insurance policy to the extent that the master servicer or servicer expends funds to cover unpaid real estate taxes or to repair the related mortgaged property in order to make a claim under a mortgage pool insurance policy or mortgage insurance policy, as those amounts may not be covered by payments under the applicable policy and may be reimbursable to the master servicer or servicer from funds otherwise payable to the securityholders. If any mortgaged property securing a defaulted loan is damaged and proceeds, if any (see "--Special Hazard Insurance Policies" below for risks which are not covered by those policies), from the related hazard insurance policy or applicable special hazard insurance policy are


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



insufficient to restore the damaged property to a condition sufficient to permit recovery under the mortgage pool insurance policy or mortgage insurance policy, the master servicer or servicer is not required to expend its own funds to restore the damaged property unless it determines that (a) restoration will increase the proceeds to securityholders on liquidation of the mortgage loan after reimbursement of the master servicer or servicer for its expenses and (b) the expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds.

     Some mortgage pool insurance policies, mortgage insurance policies and primary insurance policies will not insure against loss sustained by reason of a default arising from, among other things, fraud or negligence in the origination or servicing of a loan, including misrepresentation by the borrower, the seller or other persons involved in the origination of the loan, failure to construct a mortgaged property in accordance with plans and specifications, or bankruptcy, unless, if specified in the accompanying prospectus supplement, an endorsement to the mortgage pool insurance policy or mortgage insurance policy provides for insurance against that type of loss. Depending on the nature of the event, a breach of representation made by a seller may also have occurred. That breach, if it materially and adversely affects the interests of securityholders and cannot be cured, may give rise to a repurchase obligation on the part of the seller, as described under "Description of the Securities--Repurchases of Loans."

     The original amount of coverage under each mortgage pool insurance policy will be reduced over the life of the related series of securities by the aggregate amount of claims paid less the aggregate of the net amounts realized by the pool insurer on disposition of all foreclosed properties. The amount of claims paid includes some expenses incurred by the master servicer or servicer as well as accrued interest on delinquent mortgage loans, in most cases to the date of payment of the claim or to the date that the claim is submitted to the insurer. See "Certain Legal Aspects of the Loans." Accordingly, if aggregate net claims paid under any mortgage pool insurance policy reach the original policy limit, coverage under that mortgage pool insurance policy will be exhausted and any further losses will be borne by the related securityholders. In addition, unless the master servicer or servicer determines that an Advance relating to a delinquent mortgage loan would be recoverable to it from the proceeds of the liquidation of the mortgage loan or otherwise, the master servicer or servicer would not be obligated to make an Advance respecting any delinquency since the Advance would not be ultimately recoverable to it from either the mortgage pool insurance policy or from any other related source. See "Description of the Securities--Advances." If specified in the prospectus supplement, a mortgage insurance policy may have a similar limit on the aggregate amount of coverage for losses.

     Since each mortgage pool insurance policy and mortgage insurance policy generally will require that the property subject to a defaulted mortgage loan be restored to its original condition prior to claiming against the insurer, those policies will not provide coverage against hazard losses. As described under "Insurance Policies on Loans--Standard Hazard Insurance on Mortgaged Properties," the hazard policies covering the mortgage loans typically exclude from coverage physical damage resulting from a number of causes and, even when the damage is covered, may afford recoveries which are significantly less than full replacement cost of the mortgaged property. Additionally, no coverage for Special Hazard Losses, Fraud Losses or Bankruptcy Losses will cover all risks, and the amount of any such coverage will be limited. See "--Special Hazard Insurance Policies" below. As a result, certain hazard risks will not be insured against and may be borne by securityholders.

     Manufactured housing contract pools may be covered by pool insurance policies that are similar to the mortgage pool insurance policies and mortgage insurance policies described above.


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



Special Hazard Insurance Policies

     Any insurance policy covering Special Hazard Losses obtained for a trust will be issued by the insurer named in the accompanying prospectus supplement. Each special hazard insurance policy subject to limitations described in this paragraph and in the accompanying prospectus supplement, if any, will protect the related securityholders from Special Hazard Losses. Aggregate claims under a special hazard insurance policy will be limited to the amount set forth in the related agreement and will be subject to reduction as described in the related agreement. A special hazard insurance policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the loan has been kept in force and other protection and preservation expenses have been paid by the master servicer or servicer.

     In accordance with the foregoing limitations, a special hazard insurance policy will provide that, where there has been damage to property securing a foreclosed loan, title to which has been acquired by the insured, and to the extent the damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the borrower or the master servicer or servicer, the insurer will pay the lesser of (i) the cost of repair or replacement of the related property or (ii) on transfer of the property to the insurer, the unpaid principal balance of the loan at the time of acquisition of the related property by foreclosure or deed in lieu of foreclosure, plus accrued interest at the loan rate to the date of claim settlement and certain expenses incurred by the master servicer or servicer for the related property.

     If the property is transferred to a third party in a sale approved by the special hazard insurer, the amount that the special hazard insurer will pay will be the amount under (ii) above reduced by the net proceeds of the sale of the property. If the unpaid principal balance plus accrued interest and some expenses is paid by the special hazard insurer, the amount of further coverage under the related special hazard insurance policy will be reduced by that amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of the property will further reduce coverage by that amount. Restoration of the property with the proceeds described under (i) above will satisfy the condition under each mortgage pool insurance policy or contract pool insurance policy that the property be restored before a claim under the policy may be validly presented for the defaulted loan secured by the related property. The payment described under (ii) above will render presentation of a claim relating to a loan under the related mortgage pool insurance policy or contract pool insurance policy unnecessary. Therefore, so long as a mortgage pool insurance policy or contract pool insurance policy remains in effect, the payment by the insurer under a special hazard insurance policy of the cost of repair or of the unpaid principal balance of the related loan plus accrued interest and some expenses will not affect the total Insurance Proceeds paid to securityholders, but will affect the relative amounts of coverage remaining under the related special hazard insurance policy and mortgage pool insurance policy or contract pool insurance policy.

     To the extent described in the accompanying prospectus supplement, coverage of Special Hazard Losses for a series of securities may be provided, in whole or in part, by a type of special hazard coverage other than a special hazard insurance policy or by means of a representation of the depositor or HomePride Finance Corp.

Bankruptcy Bonds

     In the event of a personal bankruptcy of a mortgagor and a filing under Chapter 13 of the Bankruptcy Code, a bankruptcy court may establish the value of the mortgaged property of the mortgagor at a proceeding resulting in a Deficient Valuation. Under current law, Deficient Valuations are not permitted with respect to first liens on the related mortgaged property, but may occur with respect to a mortgage loan secured by a junior lien if the value of the related mortgaged property at the time of the filing is less than the amount of any first lien.


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



     In addition, other modifications of the terms of a mortgage loan or manufactured housing contract can result from a bankruptcy proceeding without a permanent forgiveness of the principal amount of the mortgage loan, including a Debt Service Reduction. See "Certain Legal Aspects of Mortgage Loans and Manufactured Housing Contracts--The Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders." Any bankruptcy policy to provide coverage for Bankruptcy Losses resulting from proceedings under the federal Bankruptcy Code obtained for a trust will be issued by an insurer named in the accompanying prospectus supplement. The level of coverage under each bankruptcy policy will be described in the accompanying prospectus supplement.

Reserve Funds

     If stated in the accompanying prospectus supplement, the depositor will deposit or cause to be deposited in a reserve fund, any combination of cash or Permitted Investments in specified amounts, or any other instrument satisfactory to the rating agency or agencies, which will be applied and maintained in the manner and under the conditions specified in the accompanying prospectus supplement. Instead of or in addition to that deposit, to the extent described in the accompanying prospectus supplement, a reserve fund may be funded through application of all or a portion of amounts otherwise payable on any related subordinate securities. To the extent that the funding of the reserve fund is dependent on amounts otherwise payable on related subordinate securities or other cash flows attributable to the related loans or on reinvestment income, the reserve fund may provide less coverage than initially expected if the cash flows or reinvestment income on which the funding is dependent are lower than anticipated.

     For any series of securities as to which credit enhancement includes a letter of credit, if stated in the accompanying prospectus supplement, under specified circumstances the remaining amount of the letter of credit may be drawn by the trustee and deposited in a reserve fund. Amounts in a reserve fund may be distributed to securityholders, or applied to reimburse the master servicer or servicer for outstanding Advances, or may be used for other purposes, in the manner and to the extent specified in the accompanying prospectus supplement. If stated in the accompanying prospectus supplement, amounts in a reserve fund may be available only to cover specific types of losses, or losses on specific loans. Unless otherwise specified in the accompanying prospectus supplement, any reserve fund will not be deemed to be part of the related trust. A reserve fund may provide coverage to more than one series of securities, if described in the accompanying prospectus supplement.

     The trustee will have a perfected security interest for the benefit of the securityholders in the assets in the reserve fund, unless the assets are owned by the related trust. However, to the extent that the depositor, any affiliate of the depositor or any other entity has an interest in any reserve fund, in the event of the bankruptcy, receivership or insolvency of that entity, there could be delays in withdrawals from the reserve fund and the corresponding payments to the securityholders. These delays could adversely affect the yield to investors on the related securities.

     Amounts deposited in any reserve fund for a series will be invested in Permitted Investments by, or at the direction of, and for the benefit of a servicer, the master servicer or any other person named in the accompanying prospectus supplement.


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



Financial Guaranty Insurance Policies; Surety Bonds

     The depositor may obtain one or more financial guaranty insurance policies or guaranties or one or more surety bonds, or one or more guarantees issued by insurers or other parties acceptable to the rating agency or agencies rating the securities offered insuring the holders of one or more classes of securities the payment of amounts due in accordance with the terms of that class or those classes of securities. Any financial guaranty insurance policy, surety bond or guaranty will have the characteristics described in, and will be in accordance with any limitations and exceptions described in, the accompanying prospectus supplement.

     Unless specified in the accompanying prospectus supplement, a financial guaranty insurance policy will be unconditional and irrevocable and will guarantee to holders of the applicable securities that an amount equal to the full amount of payments due to these holders will be received by the trustee or its agent on behalf of the holders for payment on each payment date. The specific terms of any financial guaranty insurance policy will be described in the accompanying prospectus supplement. A financial guaranty insurance policy may have limitations and, in most cases, will not insure the obligation of the sellers or the master servicer or servicer to purchase or substitute for a defective trust asset and will not guarantee any specific rate of Principal Prepayments or cover specific interest shortfalls. In most cases, the insurer will be subrogated to the rights of each holder to the extent the insurer makes payments under the financial guaranty insurance policy.

Maintenance of Credit Enhancement

     If credit enhancement has been obtained for a series of securities, the master servicer or the servicer will be obligated to exercise its best reasonable efforts to keep or cause to be kept the credit enhancement in full force and effect throughout the term of the applicable agreement, unless coverage thereunder has been exhausted through payment of claims or otherwise, or substitution therefor is made as described below under "--Reduction or Substitution of Credit Enhancement." The master servicer or the servicer, as applicable, on behalf of itself, the trustee and securityholders, will be required to provide information required for the trustee to draw under any applicable credit enhancement.

     The master servicer or the servicer will agree to pay the premiums for each mortgage pool insurance policy, special hazard insurance policy, mortgage insurance policy, bankruptcy policy, financial guaranty insurance policy or surety bond, as applicable, on a timely basis, unless the premiums are paid directly by the trust. As to mortgage pool insurance policies generally, if the related insurer ceases to be a Qualified Insurer, the master servicer or the servicer will use its best reasonable efforts to obtain from another Qualified Insurer a comparable replacement insurance policy or bond with a total coverage equal to the then outstanding coverage of the policy or bond. If the cost of the replacement policy is greater than the cost of the existing policy or bond, the coverage of the replacement policy or bond will, unless otherwise agreed to by the depositor, be reduced to a level so that its premium rate does not exceed the premium rate on the original insurance policy. Any losses in market value of the securities associated with any reduction or withdrawal in rating by an applicable rating agency shall be borne by the securityholders.

     If any property securing a defaulted loan is damaged and proceeds, if any, from the related hazard insurance policy or any applicable special hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under any letter of credit, mortgage pool insurance policy, mortgage insurance policy, contract pool insurance policy or any related primary insurance policy, the master servicer or the servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that restoration will increase the proceeds to one or more classes of securityholders on liquidation of the loan after reimbursement of the master servicer or the servicer for its expenses and (ii) that the expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds. If recovery under any letter of credit, mortgage pool insurance policy, mortgage insurance policy, contract pool insurance policy other credit enhancement or any related primary insurance policy is


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



not available because the master servicer or the servicer has been unable to make the above determinations, has made the determinations incorrectly or recovery is not available for any other reason, the master servicer or the servicer is nevertheless obligated to follow whatever normal practices and procedures, in accordance with the preceding sentence, that it deems necessary or advisable to realize upon the defaulted loan and if this determination has been incorrectly made, is entitled to reimbursement of its expenses in connection with the restoration.

Reduction or Substitution of Credit Enhancement

     The amount of credit support provided for any series of securities and relating to various types of losses incurred may be reduced under specified circumstances. In most cases, the amount available as credit support will be subject to periodic reduction on a non-discretionary basis in accordance with a schedule or formula set forth in the related agreement. Additionally, in most cases, the credit support may be replaced, reduced or terminated, and the formula used in calculating the amount of coverage for Bankruptcy Losses, Special Hazard Losses or Fraud Losses may be changed, without the consent of the securityholders, on the written assurance from each applicable rating agency that the then-current rating of the related series of securities will not be adversely affected and with the consent of the related credit enhancer, if applicable.

     Furthermore, if the credit rating of any obligor under any applicable credit enhancement is downgraded or the amount of credit enhancement is no longer sufficient to support the rating on the related securities, the credit rating of each class of the related securities may be downgraded to a corresponding level, and, unless otherwise specified in the accompanying prospectus supplement, neither the master servicer, the servicer nor the depositor will be obligated to obtain replacement credit support in order to restore the rating of the securities. The master servicer or the servicer, as applicable, will also be permitted to replace any credit support with other credit enhancement instruments issued by obligors whose credit ratings are equivalent to the downgraded level and in lower amounts which would satisfy the downgraded level, provided that the then-current rating of each class of the related series of securities is maintained. Where the credit support is in the form of a reserve fund, a permitted reduction in the amount of credit enhancement will result in a release of all or a portion of the assets in the reserve fund to the depositor, the master servicer or the servicer or any other person that is entitled to the credit support. Any assets so released and any amount by which the credit enhancement is reduced will not be available for distributions in future periods.

              Other Financial Obligations Related To The Securities

Swaps and Yield Supplement Agreements

     The trustee on behalf of the trust may enter into interest rate swaps and related caps, floors and collars to minimize the risk to securityholders of adverse changes in interest rates, and other yield supplement agreements or similar yield maintenance arrangements that do not involve swap agreements or other notional principal contracts.

     An interest rate swap is an agreement between two parties to exchange a stream of interest payments on an agreed hypothetical or "notional" principal amount. No principal amount is exchanged between the counterparties to an interest rate swap. In the typical swap, one party agrees to pay a fixed rate on a notional principal amount, while the counterparty pays a floating rate based on one or more reference interest rates including the London Interbank Offered Rate, or LIBOR, a specified bank's prime rate or U.S. Treasury Bill rates. Interest rate swaps also permit counterparties to exchange a floating rate obligation based on one reference interest rate (such as LIBOR) for a floating rate obligation based on another referenced interest rate (such as U.S. Treasury Bill rates).


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



     The swap market has grown substantially in recent years with a significant number of banks and financial service firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations, and they are less liquid than other swaps.

     Yield supplement agreements may be entered into to supplement the interest rate or rates on one or more classes of the securities of any series.

     There can be no assurance that the trust will be able to enter into or offset swaps or enter into yield supplement agreements at any specific time or at prices or on other terms that are advantageous. In addition, although the terms of the swaps and yield supplement agreements may provide for termination under some circumstances, there can be no assurance that the trust will be able to terminate a swap or yield supplement agreement when it would be economically advantageous to the trust to do so.

Purchase Obligations

     Some types of loans and classes of securities of any series, as specified in the accompanying prospectus supplement, may be subject to a purchase obligation. The terms and conditions of each purchase obligation, including the purchase price, timing and payment procedure, will be described in the accompanying prospectus supplement. A purchase obligation for loans may apply to the loans or to the related securities. Each purchase obligation may be a secured or unsecured obligation of its provider, which may include a bank or other financial institution or an insurance company. Each purchase obligation will be evidenced by an instrument delivered to the trustee for the benefit of the applicable securityholders of the related series. Unless otherwise specified in the accompanying prospectus supplement, each purchase obligation for loans will be payable solely to the trustee for the benefit of the securityholders of the related series. Other purchase obligations may be payable to the trustee or directly to the holders of the securities to which the obligations relate.

                           Insurance Policies on Loans

     The mortgaged property related to each loan will be required to be covered by a hazard insurance policy (as described under "--Standard Hazard Insurance on Mortgaged Properties," below). In addition, some loans will be required to be covered by a primary insurance policy. FHA loans and VA loans will be covered by the government mortgage insurance programs described below. The descriptions of any insurance policies contained in this prospectus or any prospectus supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to the forms of policies.

Primary Insurance Policies

     If specified in the accompanying prospectus supplement and except as described below, (i) each mortgage loan having an LTV ratio at origination of over 80% will be covered by a primary mortgage guaranty insurance policy insuring against default on the mortgage loan up to an amount set forth in the accompanying prospectus supplement, unless and until the principal balance of the mortgage loan is reduced to a level that would produce an LTV ratio equal to or less than 80%, and (ii) the depositor or the related seller will represent and warrant that, to the best of its knowledge, the mortgage loans are so covered. However, the foregoing standard may vary significantly depending on the characteristics of the mortgage loans and the applicable underwriting standards. A mortgage loan will not be considered to be an exception to the foregoing standard if no primary insurance policy was obtained at origination but the mortgage loan has amortized to an 80% or less LTV ratio level as of the applicable cut-off date. In most cases, the depositor will have the ability to cancel any primary insurance policy if the LTV ratio of the mortgage loan is reduced to 80% or less (or a lesser specified percentage) based on an appraisal of the mortgaged property after the related closing date or as a result of principal payments that reduce the principal balance of the mortgage loan after the closing date. Trust assets secured by a junior lien on the related mortgaged property usually will not be required by the depositor to be covered by a primary mortgage guaranty insurance policy insuring against default on the mortgage loan.

     A primary insurance policy is generally obtained with respect to an individual mortgage loan. It may be required to be obtained and paid for by the borrower, or may be paid for by the master servicer, the servicer, the seller or a third party.

     Under a federal statute, borrowers with respect to many residential mortgage loans originated on or after July 29, 1999, will have a right to request the cancellation of any private mortgage insurance policy insuring loans when the outstanding principal amount of the mortgage loan has been reduced or is scheduled to have been reduced to 80% or less of the value of the mortgaged property at the time the mortgage loan was originated. The borrower's right to request the cancellation of the policy is subject to certain conditions, including (i) the condition that no monthly payment has been thirty days or more past due during the twelve months prior to the cancellation date, and no monthly payment has been sixty days or more past due during the twelve months prior to that period, (ii) there has been no decline in the value of the mortgaged property since the time the mortgage loan was originated and (iii) the mortgaged property is not encumbered by subordinate liens. In addition, any requirement for private mortgage insurance will automatically terminate when the scheduled principal balance of the mortgage loan, based on the original amortization schedule for the mortgage loan, is reduced to 78% or less of the value of the mortgaged property at the time of origination, provided the mortgage loan is current. The legislation requires that borrowers be provided written notice of these cancellation rights at the origination of the mortgage loans.

     If the private mortgage insurance is not otherwise canceled or terminated by borrower request in the circumstances described above, it must be terminated no later than the first day of the month immediately following the date that is the midpoint of the mortgage loan's amortization period, if on that date, the borrower is current on the payments required by the terms of the mortgage loan. The mortgagee's or master servicer's or servicer's failure to comply with the law could subject such parties to civil money penalties but would not affect the validity or enforceability of the mortgage loan. The law does not preempt any state law regulating private mortgage insurance except to the extent that such law is inconsistent with the federal law and then only to the extent of the inconsistency.

     Mortgage loans which are subject to negative amortization will only be covered by a primary insurance policy if that coverage was required on their origination, regardless that subsequent negative amortization may cause that mortgage loan's LTV ratio based on the then-current balance, to subsequently exceed the limits which would have required coverage on their origination.

     While the terms and conditions of the primary insurance policies issued by one primary mortgage guaranty insurer will usually differ from those in primary insurance policies issued by other primary insurers, each primary insurance policy generally will pay either:

     o    the insured percentage of the loss on the related mortgaged property;

     o the entire amount of the loss, after receipt by the primary insurer of good and merchantable title to, and possession of, the mortgaged property; or

     o at the option of the primary insurer under certain primary insurance policies, the sum of the delinquent monthly payments plus any Advances made by the insured, both to the date of the claim payment and, thereafter, monthly payments in the amount that would have become due under the mortgage loan if it had not been discharged plus any Advances made by the insured until the earlier of (a) the date the mortgage loan would have been discharged in full if the default had not occurred or (b) an approved sale.

     The amount of the loss as calculated under a primary insurance policy covering a mortgage loan will in most cases consist of the unpaid principal amount of such mortgage loan and accrued and unpaid interest thereon and reimbursement of some expenses, less:

     o rents or other payments received by the insured (other than the proceeds of hazard insurance) that are derived from the related mortgaged property;

     o hazard insurance proceeds received by the insured in excess of the amount required to restore the mortgaged property and which have not been applied to the payment of the mortgage loan;

     o    amounts expended but not approved by the primary insurer;

     o    claim payments previously made on the mortgage loan; and

     o    unpaid premiums and other amounts.

     As conditions precedent to the filing or payment of a claim under a primary insurance policy, in the event of default by the borrower, the insured will typically be required, among other things, to:

     o advance or discharge (a) hazard insurance premiums and (b) as necessary and approved in advance by the primary insurer, real estate taxes, protection and preservation expenses and foreclosure and related costs;

     o in the event of any physical loss or damage to the mortgaged property, have the mortgaged property restored to at least its condition at the effective date of the primary insurance policy (ordinary wear and tear excepted); and

     o tender to the primary insurer good and merchantable title to, and possession of, the mortgaged property.

     For any securities offered under this prospectus, the master servicer or the servicer will maintain or cause each subservicer to maintain, as the case may be, in full force and effect and to the extent coverage is available a primary insurance policy with regard to each mortgage loan for which coverage is required under the standard described above unless an exception to such standard applies or alternate credit enhancement is provided as described in the accompanying prospectus supplement; provided that the primary insurance policy was in place as of the cut-off date and the depositor had knowledge of such primary insurance policy.

Standard Hazard Insurance on Manufactured Homes

     The terms of the related agreement will require the servicer or the master servicer, as applicable, to cause to be maintained for each manufactured housing contract one or more standard hazard insurance policies that provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue the policies in the state in which the manufactured home is located, and in an amount that is not less than the maximum insurable value of the manufactured home or the principal balance due from the borrower on the related manufactured housing contract, whichever is less. Coverage may be provided by one or more blanket insurance policies covering losses on the manufactured housing contracts resulting from the absence or insufficiency of individual standard hazard insurance policies. If a manufactured home's location was, at the time of origination of the related manufactured housing contract, within a federally designated flood area, the servicer or the master servicer also will be required to maintain flood insurance.

     If the servicer or the master servicer repossesses a manufactured home on behalf of the trustee, the servicer or the master servicer will either maintain at its expense hazard insurance for the manufactured home or indemnify the trustee against any damage to the manufactured home prior to resale or other disposition.


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



Standard Hazard Insurance on Mortgaged Properties

     The terms of the mortgage loans require each borrower to maintain a hazard insurance policy covering the related mortgaged property and providing for coverage at least equal to that of the standard form of fire insurance policy with extended coverage customary in the state in which the property is located. Most coverage will be in an amount equal to the lesser of the principal balance of the mortgage loan, the guaranteed replacement value, and, in the case of loans secured by junior liens on the related mortgaged property, the principal balance of any senior mortgage loans, or 100% of the insurable value of the improvements securing the mortgage loan. The pooling and servicing agreement will provide that the master servicer or the servicer shall cause the hazard policies to be maintained or shall obtain a blanket policy insuring against losses on the mortgage loans. If that blanket policy contains a deductible clause, the master servicer or servicer will deposit in the Custodial Account or the applicable Payment Account all amounts which would have been deposited in that account but for that clause. The master servicer or the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy insuring against losses on those mortgage loans. The ability of the master servicer or the servicer to ensure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy and under any flood insurance policy referred to below, or on the extent to which information in this regard is furnished to the master servicer or the servicer by borrowers or subservicers. If loans secured by junior liens on the related mortgaged property are included within any trust, investors should also consider the application of hazard insurance proceeds discussed in this prospectus under "Certain Legal Aspects of the Loans--The Mortgage Loans--Junior Mortgages; Rights of Senior Mortgagees."

     The standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, in accordance with the conditions and exclusions specified in each policy. The policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms of which are dictated by respective state laws. These policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in some cases, vandalism. The foregoing list is merely indicative of some kinds of uninsured risks and is not intended to be all-inclusive. Where the improvements securing a mortgage loan are located in a federally designated flood area at the time of origination of that mortgage loan, the pooling and servicing agreement typically requires the master servicer or the servicer to cause to be maintained for each such mortgage loan serviced, flood insurance, to the extent available, in an amount equal to the lesser of the amount required to compensate for any loss or damage on a replacement cost basis or the maximum insurance available under the federal flood insurance program.

     The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause that in effect requires the related borrower at all times to carry insurance of a specified percentage, typically 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the related borrower's coverage falls below this specified percentage, this clause usually provides that the insurer's liability in the event of partial loss does not exceed the greater of
(i) the replacement cost of the improvements damaged or destroyed less physical depreciation or (ii) the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

     Since the amount of hazard insurance that borrowers are required to maintain on the improvements securing the mortgage loans may decline as the principal balances owing thereon decrease, and since residential properties have historically appreciated in value over time, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss. See "Description of Credit Enhancement--Subordination" above for a description of when subordination is


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provided, the protection, limited to the Special Hazard Amount as described in the accompanying prospectus supplement, afforded by subordination, and "Description of Credit Enhancement--Special Hazard Insurance Policies" for a description of the limited protection afforded by any special hazard insurance policy against losses occasioned by hazards which are otherwise uninsured against.

Description of FHA Insurance Under Title I

     Some of the assets contained in a trust may be Title I loans which are insured under the Title I Program as described in this section and in the accompanying prospectus supplement. The regulations, rules and procedures promulgated by the FHA under the Title I, or FHA Regulations, contain the requirements under which a lender approved for participation in the Title I Program may obtain insurance against a portion of losses incurred on eligible loans that have been originated and serviced in accordance with FHA Regulations, subject to the amount of insurance coverage available in that Title I lender's FHA reserve, as described in this section and in the accompanying prospectus supplement, and subject to the terms and conditions established under the National Housing Act and FHA Regulations. FHA Regulations permit the Secretary of the Department of Housing and Urban Development, or HUD, subject to statutory limitations, to waive a Title I lender's noncompliance with FHA Regulations if enforcement would impose an injustice on the lender, provided the Title I lender has substantially complied with the FHA Regulations in good faith and has credited the borrower for any excess charge. In general, an insurance claim against the FHA will be denied if the Title I loan to which it relates does not strictly satisfy the requirements of the National Housing Act and FHA Regulations.

     Unlike some other government loan insurance programs, loans under the Title I Program other than loans in excess of $25,000, are not subject to prior review by the FHA. Under the Title I Program, the FHA disburses insurance proceeds for defaulted loans for which insurance claims have been filed by a Title I lender prior to any review of those loans. A Title I lender is required to repurchase a Title I loan from the FHA that is determined to be ineligible for insurance after insurance claim payments for that loan have been paid to that lender. Under the FHA Regulations, if the Title I lender's obligation to repurchase the Title I loan is unsatisfied, the FHA is permitted to offset the unsatisfied obligation against future insurance claim payments owed by the FHA to that lender. FHA Regulations permit the FHA to disallow an insurance claim for any loan that does not qualify for insurance for a period of up to two years after the claim is made and to require the Title I lender that has submitted the insurance claim to repurchase the loan.

     The proceeds of loans under the Title I Program may be used only for permitted purposes, including, but not limited to, the alteration, repair or improvement of residential property, the purchase of a manufactured home and/or lot, or cooperative interest in a manufactured home and/or lot, on which to place that home.

     Subject to the limitations described below, eligible Title I loans are in most cases insured by the FHA for 90% of an amount equal to the sum of:

     o the net unpaid principal amount and the uncollected interest earned to the date of default,

     o interest on the unpaid loan obligation from the date of default to the date of the initial submission of the insurance claim, plus 15 calendar days, the total period not to exceed nine months, at a rate of 7% per annum,

     o    uncollected court costs,

     o amount of attorney's fees on an hourly or other basis for time actually expended and billed not to exceed $500, and

     o amount of expenses for recording the assignment of the security to the United States.


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     However, the insurance coverage provided by the FHA is limited to the extent of the balance in the Title I lender's FHA reserve maintained by the FHA. Accordingly, if sufficient insurance coverage is available in that FHA reserve, then the Title I lender bears the risk of losses on a Title I loan for which a claim for reimbursement is paid by the FHA of at least 10% of the unpaid principal, uncollected interest earned to the date of default, interest from the date of default to the date of the initial claim submission and various expenses. Unlike most other FHA insurance programs, the obligation of the FHA to reimburse a Title I lender for losses in the portfolio of insured loans held by that Title I lender is limited to the amount in an FHA reserve maintained on a lender-by-lender basis and not on a loan-by-loan basis.

     Under Title I, the FHA maintains an FHA insurance coverage reserve account, referred to as an FHA reserve for each Title I lender. The amount in each Title I lender's FHA reserve is 10% of the amounts disbursed, advanced or expended by a Title I lender in originating or purchasing eligible loans registered with the FHA for Title I insurance, with some adjustments permitted or required by FHA Regulations. The balance of that FHA reserve is the maximum amount of insurance claims the FHA is required to pay to the related Title I lender. Title I loans to be insured under Title I will be registered for insurance by the FHA. Following either the origination or transfer of loans eligible under Title I, the Title I lender will submit those loans for FHA insurance coverage within its FHA reserve by delivering a transfer report or through an electronic submission to the FHA in the form prescribed under the FHA Regulations. The increase in the FHA insurance coverage for those loans in the Title I lender's FHA reserve will occur on the date following the receipt and acknowledgment by the FHA of the transfer report for those loans. The insurance available to any trust will be subject to the availability, from time to time, of amounts in each Title I lender's FHA reserve, which will initially be limited to the FHA insurance amount as specified in the accompanying prospectus supplement.

     Under Title I, the FHA will reduce the insurance coverage available in a Title I lender's FHA reserve relating to loans insured under that Title I lender's contract of insurance by:

     o the amount of FHA insurance claims approved for payment related to those loans, and

     o the amount of reduction of the Title I lender's FHA reserve by reason of the sale, assignment or transfer of loans registered under the Title I lender's contract of insurance.

     This insurance coverage also may be reduced for any FHA insurance claims previously disbursed to the Title I lender that are subsequently rejected by the FHA.

     In most cases, the FHA will insure home improvement contracts up to $25,000 for a single-family property, with a maximum term of 20 years. The FHA will insure loans of up to $17,500 for manufactured homes which qualify as real estate under applicable state law and loans of up to $12,000 per unit for a $60,000 limit for an apartment house or a dwelling for two or more families. If the loan amount is $15,000 or more, the FHA requires a drive-by appraisal, the current tax assessment value, or a full Uniform Residential Appraisal Report dated within 12 months of the closing to verify the property's value. The maximum loan amount on transactions requiring an appraisal is the amount of equity in the property shown by the market value determination of the property.

     Following a default on a loan partially insured by the FHA, the master servicer or the servicer, either directly or through a subservicer, may, subject to various conditions, either commence foreclosure proceedings against the improved property securing the loan, if applicable, or submit a claim to FHA, but may submit a claim to FHA after proceeding against the improved property only with the prior approval of the Secretary of HUD. The availability of FHA insurance following a default on a loan is subject to a number of conditions, including strict compliance with FHA Regulations in originating and servicing the loan. Failure to comply with FHA Regulations may result in a denial of or surcharge on the FHA insurance claim. Prior to declaring a loan in default and submitting a claim to FHA, the master servicer or the servicer must take steps to attempt to cure the default, including personal contact with the borrower either by telephone or in a meeting and providing the borrower with 30 days' written notice prior to


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declaration of default. FHA may deny insurance coverage if the borrower's nonpayment is related to a valid objection to faulty contractor performance. In that event, the master servicer or the servicer or other entity as specified in the accompanying prospectus supplement will seek to obtain payment by or a judgment against the borrower, and may resubmit the claim to FHA following that judgment.

FHA Mortgage Insurance

     The Housing Act authorizes various FHA mortgage insurance programs. Some of the mortgage loans may be insured under either Section 203(b), Section 221,
Section 223, Section 234 or Section 235 of the Housing Act. Under Section 203(b), FHA insures mortgage loans of up to 30 years' duration for the purchase of one- to four-family dwelling units. Mortgage loans for the purchase of condominium units are insured by FHA under Section 234. Trust assets insured under these programs must bear interest at a rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD, and may not exceed specified percentages of the lesser of the appraised value of the property and the sales price, less seller-paid closing costs for the property, up to certain specified maximums. In addition, FHA imposes initial investment minimums and other requirements on mortgage loans insured under the Section 203(b) and Section 234 programs.

     Under Section 235, assistance payments are paid by HUD to the mortgagee on behalf of eligible borrowers for as long as the borrowers continue to be eligible for the payments. To be eligible, a borrower must be part of a family, have income within the limits prescribed by HUD at the time of initial occupancy, occupy the property and meet requirements for recertification at least annually.

     The regulations governing these programs provide that insurance benefits are payable either on foreclosure, or other acquisition of possession, and conveyance of the mortgaged premises to HUD or on assignment of the defaulted mortgage loan to HUD. The FHA insurance that may be provided under these programs on the conveyance of the home to HUD is equal to 100% of the outstanding principal balance of the mortgage loan, plus accrued interest, as described below, and certain additional costs and expenses. When entitlement to insurance benefits results from assignment of the mortgage loan to HUD, the insurance payment is computed as of the date of the assignment and includes the unpaid principal amount of the mortgage loan plus mortgage interest accrued and unpaid to the assignment date.

     When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance, the insurance payment is equal to the unpaid principal amount of the mortgage loan, adjusted to reimburse the mortgagee for certain tax, insurance and similar payments made by it and to deduct certain amounts received or retained by the mortgagee after default, plus reimbursement not to exceed two-thirds of the mortgagee's foreclosure costs. Any FHA insurance relating to underlying a series of securities will be described in the accompanying prospectus supplement.

VA Mortgage Guaranty

     The Servicemen's Readjustment Act of 1944, as amended, permits a veteran, or, in certain instances, his or her spouse, to obtain a mortgage loan guaranty by the VA, covering mortgage financing of the purchase of a one- to four-family dwelling unit to be occupied as the veteran's home, at an interest rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD. The program has no limit on the amount of a mortgage loan, requires no down payment from the purchaser and permits the guaranty of mortgage loans with terms, limited by the estimated economic life of the property, up to 30 years. The maximum guaranty that may be issued by the VA under this program is 50% of the original principal amount of the mortgage loan up to a certain dollar limit established by the VA. The liability on the guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. Regardless of the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of mortgaged premises is greater than the original guaranty as adjusted.


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The VA may, at its option, and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage on its assignment to the VA.

     Since there is no limit imposed by the VA on the principal amount of a VA-guaranteed mortgage loan but there is a limit on the amount of the VA guaranty, additional coverage under a primary mortgage insurance policy may be required by the depositor for VA loans in excess of certain amounts. The amount of any additional coverage will be set forth in the accompanying prospectus supplement. Any VA guaranty relating to underlying a series of securities will be described in the accompanying prospectus supplement.

                                  The Depositor

     The depositor is a wholly-owned subsidiary of HomePride Finance Corp., which is a wholly-owned subsidiary of Champion Enterprises, Inc.. The depositor was incorporated in the State of Delaware on October [___], 2002. The depositor was organized for the limited purpose of acquiring loans and issuing securities backed by such loans. The depositor anticipates that it will in many cases have acquired loans directly through HomePride Finance Corp., its parent. The depositor does not have, nor is it expected in the future to have, any significant assets.

     The securities do not represent an interest in or an obligation of the depositor. The depositor's only obligations for a series of securities will be the limited representations and warranties made by the depositor or as otherwise provided in the accompanying prospectus supplement.

     The depositor maintains its principal office at [____________________]. Its telephone number is ([___]) [_____________].

                                 The Agreements

     As described in this prospectus under "Introduction" and "Description of the Securities--General," each series of certificates will be issued under a pooling and servicing agreement or trust agreement, as applicable, and each series of notes will be issued under an indenture, each as described in that section. In the case of each series of notes, the provisions relating to the servicing of the loans will be contained in the related servicing agreements. The following summaries describe additional provisions common to each pooling and servicing agreement and trust agreement relating to a series of certificates, and each indenture and servicing agreement relating to a series of notes.

Events of Default; Rights Upon Event of Default

     Pooling and Servicing Agreement; Servicing Agreement

     Events of default under the related pooling and servicing agreement or servicing agreement for a series of securities will include:

     o any failure by the servicer or master servicer to make a required deposit to the Custodial Account or the Payment Account or, if the master servicer or servicer is the paying agent, to distribute to the holders of any class of securities of that series any required payment which continues unremedied for five days after the giving of written notice of the failure to the master servicer or the servicer by the trustee or the depositor, or to the master servicer or the servicer, the depositor and the trustee by the holders of securities of such class evidencing not less than 25% of the aggregate percentage interests constituting that class or the credit enhancer, if applicable;

     o any failure by the master servicer or servicer duly to observe or perform in any material respect any other of its covenants or agreements in the related agreement for that series of


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          securities which continues unremedied for a period of not more than 45 days, or 15 days in the case of a failure to pay the premium for any insurance policy which is required to be maintained under the related servicing agreement, after the giving of written notice of the failure to the master servicer or the servicer by the trustee or the depositor, or to the master servicer or servicer, the depositor and the trustee by the holders of any class of securities of that series evidencing not less than 25%, 33% in the case of a trust including private securities or a majority in the case of a series of notes, of the aggregate percentage interests constituting that class, or the credit enhancer, if applicable; and

     o some events of insolvency, bankruptcy or similar proceedings regarding the master servicer or servicer and certain actions by the master servicer or servicer indicating its insolvency or inability to pay its obligations.

     A default under the terms of any private securities included in any trust will not constitute an event of default under the related agreement.

     So long as an event of default remains unremedied, except as otherwise provided for in the related agreement with respect to any third party credit enhancer, either the depositor or the trustee may, and, in the case of an event of default under a pooling and servicing agreement, at the direction of the holders of securities evidencing not less than 51% of the aggregate voting rights in the related trust, the trustee shall, by written notification to the master servicer or servicer and to the depositor or the trustee, terminate all of the rights and obligations of the master servicer or servicer under the related agreement, other than any rights of the master servicer or servicer as securityholder, and, in the case of termination under a servicing agreement, the right to receive servicing compensation, expenses for servicing the trust assets during any period prior to the date of that termination, and other reimbursement of amounts the master servicer or the servicer is entitled to withdraw from the Custodial Account. The trustee or, on notice to the depositor and with the depositor's consent, its designee will succeed to all responsibilities, duties and liabilities of the master servicer or the servicer under the related agreement, other than the obligation to purchase loans under some circumstances, and will be entitled to similar compensation arrangements. If the trustee would be obligated to succeed the master servicer or the servicer but is unwilling to do so, it may appoint or if it is unable to act as master servicer or servicer, it shall appoint or petition a court of competent jurisdiction for the appointment of, servicing institution (which shall be Fannie Mae- or Freddie Mac-approved with respect to any mortgage loans) with a net worth of at least $10,000,000 to act as successor to the master servicer or the servicer under the related agreement, unless otherwise described in the agreement. Pending appointment, the trustee is obligated to act in that capacity. The trustee and any successor may agree on the servicing compensation to be paid, which in no event may be greater than the compensation to the initial master servicer or the servicer under the related agreement.

     No securityholder will have any right under a pooling and servicing agreement to institute any proceeding with respect to the pooling and servicing agreement, except as otherwise provided for in the related pooling and servicing agreement with respect to the credit enhancer, unless the holder previously has given to the trustee written notice of default and the continuance thereof and unless the holders of securities of any class evidencing not less than 25% of the aggregate percentage interests constituting that class have made written request upon the trustee to institute the proceeding in its own name as trustee under the pooling and servicing agreement and have offered to the trustee reasonable indemnity and the trustee for 60 days after receipt of the request and indemnity has neglected or refused to institute any proceeding. However, the trustee will be under no obligation to exercise any of the trusts or powers vested in it by the pooling and servicing agreement or to institute, conduct or defend any litigation under the pooling and servicing agreement or in relation to the pooling and servicing agreement at the request, order or direction of any of the securityholders covered by the pooling and servicing agreement, unless the securityholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred.


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     Indenture

     An event of default under the indenture for each series of notes, in most cases, will include:

     o default for five days or more in the distribution of any principal of or interest on any note of the series;

     o failure to perform any other covenant of the depositor or the trust in the indenture which continues for a period of thirty days after notice of that failure is given in accordance with the procedures described in the accompanying prospectus supplement;

     o any representation or warranty made by the depositor or the trust in the indenture or in any certificate or other writing delivered under or in connection with the indenture relating to or affecting the series, having been incorrect in a material respect as of the time made, and the breach is not cured within thirty days after notice of that error is given in accordance with the procedures described in the accompanying prospectus supplement;

     o certain bankruptcy, insolvency, or similar events relating to the depositor or the trust; and

     o    any other event of default provided for securities of that series.

     If an event of default as to the notes of any series at the time outstanding occurs and is continuing, either the trustee, the credit enhancer, if applicable, or the holders of a majority of the then aggregate outstanding amount of the notes of the series with the written consent of the credit enhancer may declare the principal amount, or, if the notes of that series are accrual notes, that portion of the principal amount as may be specified in the terms of that series, of all the notes of the series to be due and payable immediately. That declaration may, under some circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the related notes.

     If, following an event of default for any series of notes, the notes of the series have been declared to be due and payable, the trustee may, in its discretion, or, if directed in writing by the credit enhancer, will, regardless of that acceleration, elect to maintain possession of the collateral securing the notes of that series and to continue to apply payments on that collateral as if there had been no declaration of acceleration if that collateral continues to provide sufficient funds for the payment of principal of and interest on the notes of the series as they would have become due if there had not been a declaration. In addition, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default, unless:

     o the holders of 100% of the then aggregate outstanding amount of the notes of the series consent to that sale,

     o the proceeds of the sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes of the series, and to reimburse the credit enhancer, if applicable, at the date of that sale, or

     o the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on those notes as those payments would have become due if those notes had not been declared due and payable, and the trustee obtains the consent of the holders of 66 2/3% of the then aggregate outstanding amount of the notes of the series and the credit enhancer, if applicable.

     In the event that the trustee liquidates the collateral in connection with an event of default, the indenture provides that the trustee will have a prior lien on the proceeds of that liquidation for unpaid fees and expenses. As a result, on the occurrence of that event of default, the amount available for payments to


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the securityholders would be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the securityholders after the occurrence of an event of default.

     If stated in the accompanying prospectus supplement, in the event the principal of the notes of a series is declared due and payable, as described in the second preceding paragraph, the holders of any notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount of those notes less the amount of the discount that is unamortized.

     In most cases, no securityholder will have any right under an indenture to institute any proceeding in connection with the agreement unless:

     o the holder previously has given to the trustee written notice of default and the continuance of that default,

     o the holders of securities of any class evidencing not less than 25% of the aggregate percentage interests constituting the class (1) have made written request upon the trustee to institute that proceeding in its own name as trustee and (2) have offered to the trustee reasonable indemnity,

     o the trustee has neglected or refused to institute that proceeding for 60 days after receipt of that request and indemnity, and

     o no direction inconsistent with that written request has been given to the trustee during that 60 day period by the holders of a majority of the security balances of that class, except as otherwise provided for in the related agreement regarding the credit enhancer.

     However, the trustee will be under no obligation to exercise any of the trusts or powers vested in it by the applicable agreement or to institute, conduct or defend any litigation under the pooling and servicing agreement or in relation to the pooling and servicing agreement at the request, order or direction of any of the securityholders covered by the agreement, unless the securityholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred in or by exercise of that power.

Amendment

     In most cases, each agreement may be amended by the parties to the agreement, except as otherwise provided for in the related agreement with respect to the credit enhancer, without the consent of the related securityholders:

     o    to cure any ambiguity;

     o to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error;

     o to change the timing and/or nature of deposits in the Custodial Account or the Payment Account or to change the name in which the Custodial Account is maintained, except that (a) deposits to the Payment Account may not occur later than the related distribution date, (b) the change may not adversely affect in any material respect the interests of any securityholder, as evidenced by an opinion of counsel, and (c) the change may not adversely affect the then-current rating of any rated classes of securities, as evidenced by a letter from each applicable rating agency, unless specified in the accompanying prospectus supplement;


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     o    if an election to treat the related trust as a "real estate mortgage investment conduit," or REMIC, has been made, to modify, eliminate or add to any of its provisions (a) to the extent necessary to maintain the qualification of the trust as a REMIC or to avoid or minimize the risk of imposition of any tax on the related trust, provided that the trustee has received an opinion of counsel to the effect that (1) the action is necessary or desirable to maintain qualification or to avoid or minimize that risk, and (2) the action will not adversely affect in any material respect the interests of any related securityholder, or
          (b) to modify the provisions regarding the transferability of the REMIC Residual Certificates, provided that the depositor has determined that the change would not adversely affect the applicable ratings of any classes of the certificates, as evidenced by a letter from each applicable rating agency, and that any such amendment will not give rise to any tax for the transfer of the REMIC Residual Certificates to a non-permitted transferee;

     o to make any other provisions for matters or questions arising under the related agreement which are not materially inconsistent with its provisions, so long as the action will not adversely affect in any material respect the interests of any securityholder; or

     o to amend any provision that is not material to holders of any class of related securities.

     In most cases, each agreement may also be amended by the parties to the agreement, except as otherwise provided for in the related agreement with respect to the credit enhancer, with the consent of the holders of securities of each class affected thereby evidencing not less than 66%, in the case of a series of securities issued under a pooling and servicing agreement, or a majority, in the case of a series of securities issued under an indenture, of the aggregate percentage interests constituting the outstanding principal amount of securities of that class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the related agreement or of modifying in any manner the rights of the related securityholders, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on trust assets which are required to be distributed on a security of any class without the consent of the holder of the security, (ii) adversely affect in any material respect the interests of the holders of any class of securities in a manner other than as described in the preceding clause, without the consent of the holders of securities of that class evidencing not less than 66%, in the case of a series of securities issued under a pooling and servicing agreement, or a majority, in the case of a series of securities issued under an indenture, of the aggregate outstanding principal amount of the securities of each class of that series affected by that amendment or (iii) reduce the percentage of securities of any class the holders of which are required to consent to any such amendment unless the holders of all securities of that class have consented to the change in the percentage.

     Regardless of the foregoing, if a REMIC election has been made with respect to the related trust, the trustee will not be entitled to consent to any amendment to a pooling and servicing agreement without having first received an opinion of counsel to the effect that the amendment or the exercise of any power granted to the master servicer, the servicer, the depositor or the trustee in accordance with the amendment will not result in the imposition of a tax on the related trust or cause the trust to fail to qualify as a REMIC.


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Termination; Retirement of Securities

     The primary obligations created by the trust agreement or pooling and servicing agreement for each series of securities, other than some limited payment and notice obligations of the applicable trustee and depositor, will terminate on the distribution to the related securityholders of all amounts held in the Payment Account or by the master servicer or any servicer and required to be paid to the securityholders following the earlier of:

     o the final payment or other liquidation or disposition or any related Advance of the last trust asset subject to that agreement and all property acquired on foreclosure or deed in lieu of foreclosure of any loan, and

     o the purchase by the master servicer or the servicer from the trust, or from the special purpose entity, if applicable for that series, of all remaining loans and all property acquired relating to the loans.

     Any option to purchase described in the second item above will be limited to cases in which the aggregate Stated Principal Balance of the remaining trust assets is less than or equal to ten percent (10%) of the initial aggregate Stated Principal Balance of the trust assets or such other time as may be specified in the accompanying prospectus supplement. In addition to the foregoing, the master servicer or the servicer may have the option to purchase, in whole but not in part, the securities specified in the accompanying prospectus supplement in the manner described in the accompanying prospectus supplement. Following the purchase of such securities, the master servicer or the servicer will effect a retirement of the securities and the termination of the trust. Written notice of termination of the related agreement will be given to each securityholder, and the final distribution will be made only at the time of the surrender and cancellation of the securities at an office or agency appointed by the trustee which will be specified in the notice of termination.

     Any purchase of loans and property acquired from the loans evidenced by a series of securities shall be made at the option of the master servicer or the servicer at the price specified in the accompanying prospectus supplement. The exercise of that right will effect early retirement of the securities of that series, but the right of any entity to purchase the loans and related property will be subject to the criteria, and will be at the price, set forth in the accompanying prospectus supplement. Early termination in this manner may adversely affect the yield to holders of some classes of the securities. If a REMIC election has been made, the termination of the related trust will be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.

     In addition to the optional repurchase of the property in the related trust, if stated in the accompanying prospectus supplement, a holder of the Call Class will have the right, solely at its discretion, to terminate the related trust and thereby effect early retirement of the securities of the series, on any distribution date after the 12th distribution date following the date of initial issuance of the related series of securities and until the date when the optional termination rights of the master servicer or the servicer become exercisable. The Call Class will not be offered under the prospectus supplement. Any such call will be of the entire trust at one time; multiple calls for any series of securities will not be permitted. In the case of a call, the holders of the securities will be paid a price equal to the Call Price. To exercise the call, the holder of the Call Security must remit to the related trustee for distribution to the certificateholders, funds equal to the Call Price. If those funds are not deposited with the related trustee, the securities of that series will remain outstanding. In addition, in the case of a trust for which a REMIC election or elections have been made, this termination will be effected in a manner consistent with applicable Federal income tax regulations and its status as a REMIC. In connection with a call by the holder of a Call Security, the final payment to the certificateholders will be made at the time of surrender of the related securities to the trustee. Once the securities have been surrendered and paid in full, there will not be any further liability to certificateholders.


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     The indenture will be discharged as to a series of notes, except for some continuing rights specified in the indenture, at the time of the distribution to noteholders of all amounts required to be distributed under the indenture.

The Trustee

     The trustee under each pooling and servicing agreement or trust agreement under which a series of securities is issued will be named in the accompanying prospectus supplement. The commercial bank or trust company serving as trustee may have normal banking relationships with the depositor and/or its affiliates, including HomePride Finance Corp.

     The trustee may resign at any time, in which event the depositor will be obligated to appoint a successor trustee. The depositor may also remove the trustee if the trustee ceases to be eligible to continue as trustee under the related agreement or if the trustee becomes insolvent. After becoming aware of those circumstances, the depositor will be obligated to appoint a successor trustee. The trustee may also be removed at any time by the holders of securities evidencing not less than 51% of the aggregate voting rights in the related trust. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

The Owner Trustee

     The owner trustee under each trust agreement will be named in the accompanying prospectus supplement. The commercial bank or trust company serving as owner trustee may have normal banking relationships with the depositor and/or its affiliates, including HomePride Finance Corp.

     The owner trustee may resign at any time, in which case the master servicer or the indenture trustee will be obligated to appoint a successor owner trustee as described in the agreements. The master servicer or the indenture trustee may also remove the owner trustee if the owner trustee ceases to be eligible to continue as owner trustee under the trust agreement or if the owner trustee becomes insolvent. After becoming aware of those circumstances, the master servicer or the indenture trustee will be obligated to appoint a successor owner trustee. Any resignation or removal of the owner trustee and appointment of a successor owner trustee will not become effective until acceptance of the appointment by the successor owner trustee.

The Indenture Trustee

     The indenture trustee under the indenture will be named in the accompanying prospectus supplement. The commercial bank or trust company serving as indenture trustee may have normal banking relationships with the depositor and/or its affiliates, including HomePride Finance Corp.

     The indenture trustee may resign at any time, in which case the depositor, the owner trustee or the master servicer will be obligated to appoint a successor indenture trustee as described in the indenture. The depositor, the owner trustee or the master servicer as described in the indenture may also remove the indenture trustee if the indenture trustee ceases to be eligible to continue as such under the indenture or if the indenture trustee becomes insolvent. After becoming aware of those circumstances, the depositor, the owner trustee or the master servicer will be obligated to appoint a successor indenture trustee. If stated in the indenture, the indenture trustee may also be removed at any time by the holders of a majority by principal balance of the notes. Any resignation or removal of the indenture trustee and appointment of a successor indenture trustee will not become effective until acceptance of the appointment by the successor indenture trustee.


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                              Yield Considerations

     The yield to maturity of a security will depend on the price paid by the holder for the security, the pass-through rate on any security entitled to payments of interest, which pass-through rate may vary if stated in the accompanying prospectus supplement, and the rate and timing of principal payments on the loans, including payments in excess of required installments, prepayments or terminations, liquidations and repurchases, the rate and timing of Draws in the case of revolving credit loans, and the allocation of principal payments to reduce the principal balance of the security or notional amount thereof, if applicable.

     In general, defaults on loans are expected to occur with greater frequency in their early years. The rate of default on cash out refinance, limited documentation or no documentation mortgage loans, and on loans with high LTV ratios or combined LTV ratios, as applicable, may be higher than for other types of loans. Likewise, the rate of default on loans that have been originated under lower than traditional underwriting standards may be higher than those originated under traditional standards. A trust may include loans that are one month or more delinquent at the time of offering of the related series of securities or which have recently been several months delinquent. The rate of default on delinquent loans or loans with a recent history of delinquency is more likely to be higher than the rate of default on loans that have a current payment status. In addition, the rate and timing of prepayments, defaults and liquidations on the loans will be affected by the general economic condition of the region of the country or the locality in which the related mortgaged properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. The risk of loss may also be greater on loans with LTV ratios or combined LTV ratios greater than 80% and no primary insurance policies. The yield on any class of securities and the timing of principal payments on that class may also be affected by modifications or actions that may be taken or approved by the master servicer, the servicer or any of their affiliates as described in this prospectus under "Description of the Securities--Servicing and Administration of Loans," in connection with a loan that is in default, or if a default is reasonably foreseeable.

     To the extent that any document relating to a loan is not in the possession of the trustee, the deficiency may make it difficult or impossible to realize on the mortgaged property in the event of foreclosure, which will affect the timing and the amount of Liquidation Proceeds received by the trustee. See "Description of the Securities--Assignment of Loans."

     The amount of interest payments on trust assets distributed or accrued in the case of deferred interest on accrual securities, monthly to holders of a class of securities entitled to payments of interest will be calculated, or accrued in the case of deferred interest or accrual securities, on the basis of a fixed, adjustable or variable pass-through rate payable on the outstanding principal balance or notional amount of the security, or any combination of pass-through rates, calculated as described in this prospectus and in the accompanying prospectus supplement under "Description of the Securities - Distributions of Principal and Interest on the Securities." Holders of strip securities or a class of securities having a pass-through rate that varies based on the weighted average loan rate of the underlying loans will be affected by disproportionate prepayments and repurchases of loans having higher net interest rates or higher rates applicable to the strip securities, as applicable.

     For any series, a period of time will elapse between receipt of payments or distributions on the loans and the distribution date on which those payments or distributions are passed through to securityholders. This delay will effectively reduce the yield that would otherwise be obtained if payments or distributions were distributed on or near the date of receipt.

     A class of securities may be entitled to payments of interest at a fixed, variable or adjustable pass-through rate, or any combination of pass-through rates, each as specified in the accompanying prospectus supplement. A variable pass-through rate may be calculated based on the weighted average of the Net


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Loan Rates of the related loan or certain balances thereof for the month preceding the distribution date. An adjustable pass-through rate may be calculated by reference to an index or otherwise.

     The aggregate payments of interest on a class of securities, and the yield to maturity on that class, will be affected by the rate of payment of principal on the securities, or the rate of reduction in the notional amount of securities entitled to payments of interest only, and, in the case of securities evidencing interests in ARM loans, by changes in the Net Loan Rates on the ARM loans. See "Maturity and Prepayment Considerations" below. The yield on the securities will also be affected by liquidations of loans following borrower defaults, optional repurchases and by purchases of loans in the event of breaches of representations made for the loans by the depositor, the master servicer or the servicer and others, or conversions of ARM loans to a fixed interest rate. See "Description of the Securities - Representations with Respect to Loans."

     In most cases, if a security is purchased at a premium over its face amount and payments of principal on the related loan occur at a rate faster than anticipated at the time of purchase, the purchaser's actual yield to maturity will be lower than that assumed at the time of purchase. On the other hand, if a class of securities is purchased at a discount from its face amount and payments of principal on the related loan occur at a rate slower than anticipated at the time of purchase, the purchaser's actual yield to maturity will be lower than assumed at the time of purchase. The effect of Principal Prepayments, liquidations and purchases on yield will be particularly significant in the case of a class of securities entitled to payments of interest only or disproportionate payments of interest. In addition, the total return to investors of securities evidencing a right to distributions of interest at a rate that is based on the weighted average Net Loan Rate of the loans from time to time will be adversely affected by principal prepayments on loans with loan rates higher than the weighted average loan rate on the loans. In general, loans with higher loan rates prepay at a faster rate than loans with lower loan rates. In some circumstances, rapid prepayments may result in the failure of the holders to recoup their original investment. In addition, the yield to maturity on other types of classes of securities, including accrual securities, securities with a pass-through rate that fluctuates inversely with or at a multiple of an index or other classes in a series including more than one class of securities, may be relatively more sensitive to the rate of prepayment on the related loans than other classes of securities.

     The outstanding principal balances of manufactured housing contracts, revolving credit loans and closed-end home equity loans are, in most cases, much smaller than traditional first lien mortgage loan balances, and the original terms to maturity of those loans and manufactured housing contracts are often shorter than those of traditional first lien mortgage loans. As a result, changes in interest rates will not affect the monthly payments on those loans or manufactured housing contracts to the same degree that changes in mortgage interest rates will affect the monthly payments on traditional first lien mortgage loans. Consequently, the effect of changes in prevailing interest rates on the prepayment rates on shorter-term, smaller balance loans and manufactured housing contracts may not be similar to the effects of those changes on traditional first lien mortgage loan prepayment rates, or those effects may be similar to the effects of those changes on mortgage loan prepayment rates, but to a smaller degree.

     The timing of changes in the rate of principal payments on or repurchases of the loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In most cases, the earlier a prepayment of principal on the loans or a repurchase of loans, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments and repurchases occurring at a rate higher or lower than the rate anticipated by the investor during the period immediately following the issuance of a series of securities would not be fully offset by a subsequent like reduction or increase in the rate of principal payments.

     There can be no assurance as to the rate of principal payments or Draws on the revolving credit loans. For revolving credit loans, due to the unpredictable nature of both principal payments and Draws,


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the rates of principal payments net of Draws for those loans may be much more volatile than for typical first lien loans.

     When a full prepayment is made on a loan, the borrower is charged interest on the principal amount of the loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Prepayments in full or final liquidations of loans in most cases may reduce the amount of interest distributed in the following month to holders of securities entitled to distributions of interest if the resulting Prepayment Interest Shortfall is not covered by Compensating Interest. See "Description of the Securities--Prepayment Interest Shortfalls." A partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related mortgage loan, other than a revolving credit loan, as of the first day of the month in which the partial prepayment is received. As a result, the effect of a partial prepayment on a mortgage loan, other than a revolving credit loan, will be to reduce the amount of interest distributed to holders of securities in the month following the receipt of the partial prepayment by an amount equal to one month's interest at the applicable pass-through rate or Net Loan Rate, as the case may be, on the prepaid amount if such shortfall is not covered by Compensating Interest. See "Description of the Securities--Prepayment Interest Shortfalls." Neither full or partial Principal Prepayments nor Liquidation Proceeds will be distributed until the distribution date in the month following receipt. See "Maturity and Prepayment Considerations."

     For some loans, including revolving credit loans and ARM loans, the loan rate at origination may be below the rate that would result from the sum of the applicable index and gross margin. Under the applicable underwriting standards, the borrower under each of the loans, other than a revolving credit loan, usually will be qualified on the basis of the loan rate in effect at origination, and borrowers under revolving credit loans are usually qualified based on an assumed payment which reflects a rate significantly lower than the maximum rate. The repayment of any such loan may thus be dependent on the ability of the borrower to make larger monthly payments following the adjustment of the loan rate.

     For any loans secured by junior liens on the related mortgaged property, any inability of the borrower to pay off the balance may also affect the ability of the borrower to obtain refinancing of any related senior loan, thereby preventing a potential improvement in the borrower's circumstances. Furthermore, unless stated in the accompanying prospectus supplement, under the applicable agreement the master servicer or the servicer may be restricted or prohibited from consenting to any refinancing of any related senior loan, which in turn could adversely affect the borrower's circumstances or result in a prepayment or default under the corresponding loan.

     The holder of a loan secured by a junior lien on the related mortgaged property will be subject to a loss of its mortgage if the holder of a senior mortgage is successful in foreclosure of its mortgage and its claim, including any related foreclosure costs, is not paid in full, since no junior liens or encumbrances survive such a foreclosure. Also, due to the priority of the senior mortgage, the holder of a loan secured by a junior lien on the related mortgaged property may not be able to control the timing, method or procedure of any foreclosure action relating to the mortgaged property. Investors should be aware that any liquidation, insurance or condemnation proceeds received relating to any loans secured by junior liens on the related mortgaged property will be available to satisfy the outstanding balance of such loans only to the extent that the claims of the holders of the senior mortgages have been satisfied in full, including any related foreclosure costs. For loans secured by junior liens that have low junior mortgage ratios, foreclosure costs may be substantial relative to the outstanding balance of the loan, and therefore the amount of any Liquidation Proceeds available to securityholders may be smaller as a percentage of the outstanding balance of the loan than would be the case in a typical pool of first lien residential loans. In addition, the holder of a loan secured by a junior lien on the related mortgaged property may only foreclose on the property securing the related loan subject to any senior mortgages, in which case the holder must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgages.


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     Depending upon the use of the revolving credit line and the payment patterns, during the repayment period, a borrower may be obligated to make payments that are higher than the borrower originally qualified for. Some of the revolving credit loans are not expected to significantly amortize prior to maturity. As a result, a borrower will, in these cases, be required to pay a substantial principal amount at the maturity of a revolving credit loan. Similarly, a borrower of a Balloon Loan will be required to pay the Balloon Amount at maturity. Those loans pose a greater risk of default than fully-amortizing loans, because the borrower's ability to make such a substantial payment at maturity will in most cases depend on the borrower's ability to obtain refinancing of those loans or to sell the mortgaged property prior to the maturity of the loan. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including, without limitation, the borrower's personal economic circumstances, the borrower's equity in the related mortgaged property, real estate values, prevailing market interest rates, tax laws and national and regional economic conditions. None of the seller, the depositor, HomePride Finance Corp. or any of their affiliates will be obligated to refinance or repurchase any loan or to sell any mortgaged property, unless that obligation is specified in the accompanying prospectus supplement.

     The loan rates on ARM loans that are subject to negative amortization typically adjust monthly and their amortization schedules adjust less frequently. Because initial loan rates are typically lower than the sum of the indices applicable at origination and the related Note Margins, during a period of rising interest rates as well as immediately after origination, the amount of interest accruing on the principal balance of those loans may exceed the amount of the scheduled monthly payment. As a result, a portion of the accrued interest on negatively amortizing loans may become deferred interest which will be added to their principal balance and will bear interest at the applicable loan rate. Unless otherwise specified in the accompanying prospectus supplement, revolving credit loans will not be subject to negative amortization.

     The addition of any deferred interest to the principal balance of any related class of securities will lengthen the weighted average life of that class of securities and may adversely affect yield to holders of those securities. In addition, for ARM loans that are subject to negative amortization, during a period of declining interest rates, it might be expected that each scheduled monthly payment on such a loan would exceed the amount of scheduled principal and accrued interest on its principal balance, and since the excess will be applied to reduce the principal balance of the related class or classes of securities, the weighted average life of those securities will be reduced and may adversely affect yield to holders thereof.

     If credit enhancement for a series of securities is provided by a letter of credit, insurance policy or bond that is issued or guaranteed by an entity that suffers financial difficulty, such credit enhancement may not provide the level of support that was anticipated at the time an investor purchased its security. In the event of a default under the terms of a letter of credit, insurance policy or bond, any Realized Losses on the loans not covered by the credit enhancement will be applied to a series of securities in the manner described in the accompanying prospectus supplement and may reduce an investor's anticipated yield to maturity.

     The accompanying prospectus supplement may set forth other factors concerning the loans securing a series of securities or the structure of such series that will affect the yield on the securities.


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                     Maturity and Prepayment Considerations

     As indicated above under "The Trusts," the original terms to maturity of the loans in a given trust will vary depending on the type of loans included in the trust. The prospectus supplement for a series of securities will contain information for the types and maturities of the loans in the related trust. The prepayment experience, the timing and rate of repurchases and the timing and amount of liquidations for the related loans will affect the life and yield of the related series of securities.

     If the related agreement for a series of securities provides for a Funding Account or other means of funding the transfer of additional loans to the related trust, as described under "Description of the Securities--Funding Account," and the trust is unable to acquire any additional loans within any applicable time limit, the amounts set aside for such purpose may be applied as principal distributions on one or more classes of securities of such series.

     Prepayments on loans are commonly measured relative to a prepayment standard or model. The prospectus supplement for each series of securities may describe one or more prepayment standard or model and may contain tables setting forth the projected yields to maturity on each class of securities or the weighted average life of each class of securities and the percentage of the original principal amount of each class of securities of that series that would be outstanding on specified payment dates for the series based on the assumptions stated in the accompanying prospectus supplement, including assumptions that prepayments on the loans are made at rates corresponding to various percentages of the prepayment standard or model. There is no assurance that prepayment of the loans underlying a series of securities will conform to any level of the prepayment standard or model specified in the accompanying prospectus supplement.

     The following is a list of factors that may affect prepayment experience:

     o    homeowner mobility;

     o    economic conditions;

     o    changes in borrowers' housing needs;

     o    job transfers;

     o    unemployment;

     o    borrowers' equity in the properties securing the mortgages;

     o    servicing decisions;

     o    enforceability of due-on-sale clauses;

     o    mortgage market interest rates;

     o    mortgage recording taxes;

     o    solicitations and the availability of mortgage funds; and

     o    the obtaining of secondary financing by the borrower.

     All statistics known to the depositor that have been compiled for prepayment experience on loans indicate that while some loans may remain outstanding until their stated maturities, a substantial number will be paid significantly earlier than their respective stated maturities. The rate of prepayment for


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conventional fixed-rate loans has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the loan rates on the loans underlying a series of securities, the prepayment rate of such loans is likely to be significantly higher than if prevailing rates remain at or above the rates borne by those loans. Conversely, when prevailing interest rates increase, borrowers are less likely to prepay their loans.

     There can be no assurance as to the rate of principal payments or Draws on the revolving credit loans. In most cases, the revolving credit loans may be prepaid in full or in part without penalty. The closed-end home equity loans may provide for a prepayment charge. The prospectus supplement will specify whether loans may not be prepaid in full or in part without penalty. The rate of principal payments and the rate of Draws, if applicable, may fluctuate substantially from time to time. Home equity loans are not always viewed by borrowers as permanent financing. Accordingly, such loans may experience a higher rate of prepayment than typical first lien mortgage loans. Due to the unpredictable nature of both principal payments and Draws, the rates of principal payments net of Draws for revolving credit loans may be much more volatile than for typical first lien mortgage loans.

     The yield to maturity of the securities of any series, or the rate and timing of principal payments or Draws, if applicable, on the related loans, may also be affected by a wide variety of specific terms and conditions applicable to the respective programs under which the loans were originated. For example, the revolving credit loans may provide for future Draws to be made only in specified minimum amounts, or alternatively may permit Draws to be made by check or through a credit card in any amount. A pool of revolving credit loans subject to the latter provisions may be likely to remain outstanding longer with a higher aggregate principal balance than a pool of revolving credit loans with the former provisions, because of the relative ease of making new Draws. Furthermore, the loans may provide for interest rate changes on a daily or monthly basis, or may have gross margins that may vary under some circumstances over the term of the loan. In extremely high market interest rate scenarios, securities backed by loans with adjustable rates subject to substantially higher maximum rates than typically apply to adjustable rate first mortgage loans may experience rates of default and liquidation substantially higher than those that have been experienced on other adjustable rate mortgage loan pools.

     The yield to maturity of the securities of any series, or the rate and timing of principal payments on the loans or Draws on the related revolving credit loans and corresponding payments on the securities, will also be affected by the specific terms and conditions applicable to the securities. For example, if the index used to determine the loan rates for a series of securities is different from the index applicable to the loan rates of the underlying loans, the yield on the securities may be reduced by application of a cap on the loan rates based on the weighted average of the loan rates. Depending on applicable cash flow allocation provisions, changes in the relationship between the two indexes may also affect the timing of some principal payments on the securities, or may affect the amount of any overcollateralization, or the amount on deposit in any reserve fund, which could in turn accelerate the payment of principal on the securities if so provided in the prospectus supplement. For any series of securities backed by revolving credit loans, provisions governing whether future Draws on the revolving credit loans will be included in the trust will have a significant effect on the rate and timing of principal payments on the securities. The rate at which additional balances are generated may be affected by a variety of factors. The yield to maturity of the securities of any series, or the rate and timing of principal payments on the loans may also be affected by the risks associated with other loans.

     As a result of the payment terms of the revolving credit loans or of the mortgage provisions relating to future Draws, there may be no principal payments on those securities in any given month. In addition, it is possible that the aggregate Draws on revolving credit loans included in a pool may exceed the aggregate payments of principal on those revolving credit loans for the related period. If specified in the accompanying prospectus supplement, a series of securities may provide for a period during which all or a portion of the principal collections on the revolving credit loans are reinvested in additional balances or are accumulated in a trust account pending commencement of an amortization period relating to the securities.


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     Unless otherwise specified in the accompanying prospectus supplement, in most cases mortgage loans (other than ARM loans) and revolving credit loans will, and closed-end home equity loans may, contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or some transfers by the borrower of the underlying mortgaged property. Unless the accompanying prospectus supplement indicates otherwise, the master servicer or servicer will enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying mortgaged property and it is entitled to do so under applicable law, provided, however, that the master servicer or servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy.

     An ARM loan is assumable, in some circumstances, if the proposed transferee of the related mortgaged property establishes its ability to repay the loan and, in the reasonable judgment of the master servicer or the servicer, the security for the ARM loan would not be impaired by the assumption. The extent to which ARM loans are assumed by purchasers of the mortgaged properties rather than prepaid by the related borrowers in connection with the sales of the mortgaged properties will affect the weighted average life of the related series of securities. See "Description of the Securities--Servicing and Administration of Loans--Enforcement of `Due-on-Sale' Clauses" and "Certain Legal Aspects of the Loans--Enforceability of Certain Provisions" for a description of provisions of the related agreement and legal developments that may affect the prepayment rate of loans.

     While most manufactured housing contracts will contain "due-on-sale" provisions permitting the holder of the manufactured housing contract to accelerate the maturity of the manufactured housing contract on conveyance by the borrower, the master servicer or servicer, as applicable, may permit proposed assumptions of manufactured housing contracts where the proposed buyer of the manufactured home meets the underwriting standards described above. Such assumption would have the effect of extending the average life of the manufactured housing contract. FHA loans and VA loans are not permitted to contain "due-on-sale" clauses, and are freely assumable.

     In addition, some private securities included in a pool may be backed by underlying loans having differing interest rates. Accordingly, the rate at which principal payments are received on the related securities will, to some extent, depend on the interest rates on the underlying loans.

     Some types of loans included in a trust may have characteristics that make it more likely to default than collateral provided for mortgage pass-through securities from other mortgage purchase programs. The depositor anticipates including "limited documentation" and "no documentation" mortgage loans, or that were originated in accordance with lower underwriting standards and which may have been made to borrowers with imperfect credit histories and prior bankruptcies. Likewise, a trust may include loans that are one month or more delinquent at the time of offering of the related series of securities or are secured by junior liens on the related mortgaged property. Such loans may be susceptible to a greater risk of default and liquidation than might otherwise be expected by investors in the related securities.

     The mortgage loans may in most cases be prepaid by the borrowers at any time without payment of any prepayment fee or penalty, although some of the mortgage loans as described in the accompanying prospectus supplement provide for payment of a prepayment charge. This may have an effect on the rate of prepayment. Some states' laws restrict the imposition of prepayment charges even when the mortgage loans expressly provide for the collection of those charges. As a result, it is possible that prepayment charges may not be collected even on mortgage loans that provide for the payment of these charges.

     The master servicer or the servicer may allow the refinancing of loans in any trust by accepting prepayments and permitting a new loan to the same borrower secured by a mortgage on the same property, which may be originated by the servicer or the master servicer or any of their respective affiliates or by an unrelated entity. In the event of a refinancing, the new loan would not be included in the related trust, so the refinancing would have the same effect as a prepayment in full of the related loan.


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A servicer or the master servicer may, from time to time, implement programs designed to encourage refinancing. These programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, reduced or no documentation or other financial incentives. Targeted solicitations may be based on a variety of factors, including the credit of the borrower, the location of the mortgaged property, or the master servicer's or servicer's judgment as to the likelihood of refinancing. In addition, servicers or the master servicer may encourage assumption of loans, including defaulted loans, under which creditworthy borrowers assume the outstanding indebtedness of the loans, which may be removed from the related pool. As a result of these programs, for the pool underlying any trust:

     o the rate of Principal Prepayments of the loans in the pool may be higher than would otherwise be the case;

     o in some cases, the average credit or collateral quality of the loans remaining in the pool may decline; and

     o the weighted average interest rate on the loans that remain in the trust may be lower, thus reducing the rate of prepayments on the loans in the future.

     Although the loan rates on revolving credit loans and ARM loans will be subject to periodic adjustments, the adjustments in most cases will:

     o as to ARM loans, not increase or decrease the loan rates by more than a fixed percentage amount on each adjustment date;

     o not increase the loan rates over a fixed percentage amount during the life of any revolving credit loan or ARM loan; and

     o be based on an index, which may not rise and fall consistently with mortgage interest rates, plus the related Gross Margin, which may be different from margins being used for newly originated adjustable rate loans.

     As a result, the loan rates on the revolving credit loans or ARM loans in a trust at any time may not equal the prevailing rates for similar, newly originated adjustable rate loans or lines of credit, and accordingly the rate of principal payments and Draws, if applicable, may be lower or higher that would otherwise be anticipated. In some rate environments, the prevailing rates on fixed-rate loans may be sufficiently low in relation to the then-current loan rates on revolving credit loans or ARM loans that the rate of prepayment may increase as a result of refinancings. There can be no certainty as to the rate of prepayments or Draws, if applicable, on the loans during any period or over the life of any series of securities.

     For any index used in determining the rate of interest applicable to any series of securities or loan rates of the underlying loans, there are a number of factors that affect the performance of those indices and may cause those indices to move in a manner different from other indices. If an index applicable to a series responds to changes in the general level of interest rates less quickly than other indices, in a period of rising interest rates, increases in the yield to securityholders due to those rising interest rates may occur later than that which would be produced by other indices, and in a period of declining rates, that index may remain higher than other market interest rates which may result in a higher level of prepayments of the loans, which adjust in accordance with that index, than of loans which adjust in accordance with other indices.

     No assurance can be given that the value of the mortgaged property securing a loan has remained or will remain at the level existing on the date of origination. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the loans and any


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secondary financing on the mortgaged properties in a particular pool become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

     To the extent that losses resulting from delinquencies, losses and foreclosures or repossession of mortgaged property for loans included in a trust for a series of securities are not covered by the methods of credit enhancement described in this prospectus under "Description of Credit Enhancement" or in the accompanying prospectus supplement, the losses will be borne by holders of the securities of the related series. Even where credit enhancement covers all Realized Losses resulting from delinquency and foreclosure or repossession, the effect of foreclosures and repossessions may be to increase prepayment experience on the loans, thus reducing average weighted life and affecting yield to maturity. See "Yield Considerations."

     Under some circumstances, the master servicer or a servicer may have the option to purchase the loans in a trust. See "The Agreements--Termination; Retirement of Securities." Any repurchase will shorten the weighted average lives of the related securities.

                       Certain Legal Aspects of the Loans

     The following discussion contains summaries of some legal aspects of the loans that are general in nature. Because these legal aspects are governed in part by state law, which laws may differ substantially from state to state, the summaries do not purport to be complete, to reflect the laws of any particular state or to encompass the laws of all states in which the mortgaged properties may be situated. These legal aspects are in addition to the requirements of any applicable FHA Regulations described in "Description of FHA Insurance" in this prospectus and in the accompanying prospectus supplement regarding loans partially insured by FHA under Title I. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the loans.

The Manufactured Housing Contracts

     General

     A manufactured housing contract evidences both (a) the obligation of the mortgagor to repay the loan evidenced thereby and (b) the grant of a security interest in the manufactured home to secure repayment of the loan. Certain aspects of both features of the manufactured housing contracts are described below.

     Security Interests in Manufactured Homes

     Except as described in the next paragraph, under the laws of most states, manufactured housing constitutes personal property and is subject to the motor vehicle registration laws of the state or other jurisdiction in which the unit is located. In the few states in which certificates of title are not required for manufactured homes, security interests are perfected by the filing of a financing statement under the UCC. Those financing statements are effective for five years and must be renewed prior to the end of each five year period. The certificate of title laws adopted by the majority of states provide that ownership of motor vehicles and manufactured housing shall be evidenced by a certificate of title issued by the motor vehicles department, or a similar entity, of the state. In the states that have enacted certificate of title laws, a security interest in a unit of manufactured housing, so long as it is not attached to land in so permanent a fashion as to become a fixture, is, in most cases, perfected by the recording of the interest on the certificate of title to the unit in the appropriate motor vehicle registration office or by delivery of the required documents and payment of a fee to the office, depending on state law.


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     The lender, the servicer or the master servicer may effect the notation or delivery of the required documents and fees, and obtain possession of the certificate of title, as appropriate under the laws of the state in which any manufactured home securing a manufactured housing contract is registered. If the master servicer, the servicer or the lender fails to effect the notation or delivery, or files the security interest under the wrong law, for example, under a motor vehicle title statute rather than under the UCC, in a few states, the certificateholders may not have a first priority security interest in the manufactured home securing a manufactured housing contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under some circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the holder of the security interest must record a mortgage, deed of trust or deed to secure debt, as applicable, under the real estate laws of the state where the manufactured home is located. These filings must be made in the real estate records office of the county where the manufactured home is located. In some cases, a security interest in the manufactured home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the seller's security interest in the manufactured home. If, however, a manufactured home is permanently attached to its site or if a court determines that a manufactured home is real property, other parties could obtain an interest in the manufactured home which is prior to the security interest originally retained by the mortgage collateral seller and transferred to the depositor. In certain cases, the master servicer or the servicer, as applicable, may be required to perfect a security interest in the manufactured home under applicable real estate laws. If the real estate recordings are not required and if any of the foregoing events were to occur, the only recourse of the certificateholders would be against the mortgage collateral seller under its repurchase obligation for breach of representations or warranties.

     The depositor will assign or cause to be assigned a security interest in the manufactured homes to the trustee on behalf of the certificateholders. See "Description of the Securities--Assignment of Loans." Unless otherwise specified in the accompanying prospectus supplement, if a manufactured home is governed by the applicable motor vehicle laws of the relevant state neither the depositor nor the trustee will amend the certificates of title to identify the trustee as the new secured party. Accordingly, the depositor or any other entity as may be specified in the prospectus supplement will continue to be named as the secured party on the certificates of title relating to the manufactured homes. However, there exists a risk that, in the absence of an amendment to the certificate of title, the assignment of the security interest may not be held effective against subsequent purchasers of a manufactured home or subsequent lenders who take a security interest in the manufactured home or creditors of the assignor.

     If the owner of a manufactured home moves it to a state other than the state in which the manufactured home initially is registered and if steps are not taken to re-perfect the trustee's security interest in the state, the security interest in the manufactured home will cease to be perfected. While in many circumstances the trustee would have the opportunity to re-perfect its security interest in the manufactured home in the state of relocation, there can be no assurance that the trustee will be able to do so.

     When a mortgagor under a manufactured housing contract sells a manufactured home, the trustee, or the servicer or the master servicer on behalf of the trustee, must surrender possession of the certificate of title or will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related lien before release of the lien.

     Under the laws of most states, liens for repairs performed on a manufactured home take priority over a perfected security interest. The applicable mortgage collateral seller typically will represent that it has no knowledge of any liens for any manufactured home securing payment on any manufactured housing contract. However, the liens could arise at any time during the term of a manufactured housing


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contract. No notice will be given to the trustee or certificateholders if a lien arises and the lien would not give rise to a repurchase obligation on the part of the party specified in the related agreement.

     To the extent that manufactured homes are not treated as real property under applicable state law, manufactured housing contracts in most cases are "chattel paper" as defined in the UCC in effect in the states in which the manufactured homes initially were registered. Under the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related agreement, the master servicer, the servicer or the depositor, as the case may be, will transfer physical possession of the manufactured housing contracts to the trustee or its custodian. In addition, the master servicer or the servicer will make an appropriate filing of a financing statement in the appropriate states to give notice of the trustee's ownership of the manufactured housing contracts. Unless otherwise specified in the accompanying prospectus supplement, the manufactured housing contracts will not be stamped or marked otherwise to reflect their assignment from the depositor to the trustee. Therefore, if a subsequent purchaser were able to take physical possession of the manufactured housing contracts without notice of the assignment, the trustee's interest in the manufactured housing contracts could be defeated. To the extent that manufactured homes are treated as real property under applicable state law, manufactured housing contracts will be treated in a manner similar to that described above with regard to mortgage loans. See "--The Mortgage Loans" above.

     Enforcement of Security Interests in Manufactured Homes

     The servicer or the master servicer on behalf of the trustee, to the extent required by the related agreement, may take action to enforce the trustee's security interest with respect to manufactured housing contracts in default by repossession and sale of the manufactured homes securing the defaulted manufactured housing contracts. So long as the manufactured home has not become subject to real estate law, a creditor generally can repossess a manufactured home securing a manufactured housing contract by voluntary surrender, by "self-help" repossession that is "peaceful" or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a manufactured housing contract generally must give the debtor a number of days' notice prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including prior notice to the debtor and commercial reasonableness in effecting a repossession sale. The laws in most states also require that the debtor be given notice of any sales prior to resale of the unit so that the debtor may redeem the manufactured home at or before the resale.

     Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the manufactured home securing the related obligor's manufactured housing contract. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting debtor would have no assets with which to pay a judgment.

Certain statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell a manufactured home or enforce a deficiency judgment. For a discussion of deficiency judgments, see "--The Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders" above.

The Mortgage Loans

     General

     The loans, including Land Home Contracts and Land-in-Lieu Contracts but excluding the other manufactured housing contracts, will be secured by deeds of trust, mortgages or deeds to secure debt depending on the prevailing practice in the state in which the related mortgaged property is located. In some states, a mortgage, deed of trust or deed to secure debt creates a lien on the related real property. In


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other states, the mortgage, deed of trust or deed to secure debt conveys legal title to the property to the mortgagee subject to a condition subsequent, for example, the payment of the indebtedness secured thereby. These instruments are not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers. Priority with respect to these instruments depends on their terms and in some cases on the terms of separate subordination or inter-creditor agreements, and in most cases on the order of recordation of the mortgage deed of trust or deed to secure debt in the appropriate recording office.

     There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In some states, three parties may be involved in a mortgage financing when title to the property is held by a land trustee under a land trust agreement of which the borrower is the beneficiary; at origination of a mortgage loan, the land trustee, as fee owner of the property, executes the mortgage and the borrower executes a separate undertaking to make payments on the mortgage note. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the grantor, who is the borrower/homeowner; the beneficiary, who is the lender; and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the mortgaged property to the trustee, irrevocably until satisfaction of the debt. A deed to secure debt typically has two parties, under which the borrower, or grantor, conveys title to the real property to the grantee, or lender, typically with a power of sale, until the time when the debt is repaid. The trustee's authority under a deed of trust and the mortgagee's or grantee's authority under a mortgage or a deed to secure debt, as applicable, are governed by the law of the state in which the real property is located, the express provisions of the deed of trust, mortgage or deed to secure debt and, in some deed of trust transactions, the directions of the beneficiary.

     Foreclosure on Mortgage Loans

     Although a deed of trust or a deed to secure debt may also be foreclosed by judicial action, foreclosure of a deed of trust or a deed to secure debt is typically accomplished by a non-judicial sale under a specific provision in the deed of trust or deed to secure debt which authorizes the trustee or grantee, as applicable, to sell the property on default by the borrower under the terms of the note or deed of trust or deed to secure debt. In addition to any notice requirements contained in a deed of trust or deed to secure debt, in some states, the trustee or grantee, as applicable, must record a notice of default and send a copy to the borrower and to any person who has recorded a request for a copy of notice of default and notice of sale. In addition, in some states, the trustee or grantee, as applicable, must provide notice to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust or deed to secure debt is not reinstated within a specified period, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some states' laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

     In some states, the borrower has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In most cases, in those states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation.

     An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage and in the mortgaged property and compelling a sale of the mortgaged property to satisfy the debt. It is regulated by statutes and rules, and in most cases a borrower is bound by the terms of the mortgage note and the mortgage as made and cannot be relieved from its own default. However, a court may exercise equitable powers to relieve a borrower of a default and deny the mortgagee foreclosure. Under various circumstances a court of equity may relieve the borrower from a non-monetary default where that default was not willful or where a monetary default, such as failure to pay real estate taxes, can be cured before completion of the foreclosure and there is no substantial prejudice to the mortgagee.


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     Foreclosure of a mortgage usually is accomplished by judicial action. In most cases, the action is initiated by the service of legal pleadings on all parties having an interest of record in the real property. Delays in completion of the foreclosure may result from difficulties in locating and serving necessary parties, including borrowers, such as international borrowers, located outside the jurisdiction in which the mortgaged property is located. Difficulties in foreclosing on mortgaged properties owned by international borrowers may result in increased foreclosure costs, which may reduce the amount of proceeds from the liquidation of the related loan available to be distributed to the securityholders of the related series. In addition, delays in completion of the foreclosure and additional losses may result where loan documents relating to the loan are missing. If the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming.

     In the case of foreclosure under a mortgage, a deed of trust or deed to secure debt, the sale by the referee or other designated officer or by the trustee or grantee, as applicable, is a public sale. However, because of the difficulty a potential buyer at the sale may have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or grantee, as applicable, or referee for a credit bid less than or equal to the unpaid principal amount of the loan, accrued and unpaid interest and the expense of foreclosure, in which case the mortgagor's debt will be extinguished unless the lender purchases the property for a lesser amount and preserves its right against a borrower to seek a deficiency judgment and the remedy is available under state law and the related loan documents. In some states, there is a statutory minimum purchase price that the lender may offer for the property and in most cases, state law controls the amount of foreclosure costs and expenses, including attorneys' fees, which may be recovered by a lender. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making repairs at its own expense that are necessary to render the property suitable for sale. In most cases, the lender will obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending on market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property and, in some states, the lender may be entitled to a deficiency judgment. In some cases, a deficiency judgment may be pursued in lieu of foreclosure. Any loss may be reduced by the receipt of any mortgage insurance proceeds or other forms of credit enhancement for a series of securities. See "Description of Credit Enhancement."

     Foreclosure on Junior Mortgage Loans

     If a senior mortgage goes into default, the junior mortgagee is at risk of losing its lien on the mortgaged property by a foreclosure of the senior lien. To protect against this loss the junior mortgagee must either pay the entire amount due on the senior mortgages to the senior mortgagees prior to or at the time of the foreclosure sale or undertake the obligation to make payments on the senior mortgages if the mortgagor is in default thereunder, in either event adding the amounts expended to the balance due on the junior loan. In addition, if the foreclosure by a junior mortgagee triggers the enforcement of a "due-on-sale" clause in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgages to the senior mortgagees, to avoid a default with respect thereto. Accordingly, if the junior lender purchases the property, the lender's title will be subject to all senior liens and claims and certain governmental liens. The same is true for any third-party purchaser, thus reducing the value the junior mortgagee can realize at the foreclosure sale. The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage or deed of trust that is being foreclosed. Any remaining proceeds are typically payable to the holders of junior mortgages or deeds of trust and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are usually payable to the mortgagor or trustor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgagee or may require the institution of separate legal proceedings.


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See "Description of the Certificates -- Realization Upon Defaulted Mortgage
Loans or Manufactured Housing Contracts."

     In addition, if proceeds from a foreclosure or similar sale of the mortgaged property are insufficient to satisfy all senior liens and the junior loan in the aggregate, the trust as the holder of the junior lien and, accordingly, holders of one or more classes of related securities bear (1) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (2) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in some jurisdictions. In addition, liquidation expenses with respect to defaulted junior loans do not vary directly with the outstanding principal balance of the loans at the time of default. Therefore, assuming that the master servicer or servicer took the same steps in realizing upon a defaulted junior loan having a small remaining principal balance as it would in the case of a defaulted junior loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the small junior loan than would be the case with the defaulted junior loan having a large remaining principal balance.

     The purposes of a foreclosure action are to enable the mortgagee to realize on its security and to bar the borrower, and all persons who have an interest in the property which is subordinate to the foreclosing mortgagee, from their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay various costs of that action. Those having an equity of redemption must be made parties and duly summoned to the foreclosure action in order for their equity of redemption to be barred.

     Rights of Redemption

     In some states, after sale under a deed of trust, or a deed to secure debt or foreclosure of a mortgage, the borrower and foreclosed junior lienors or other parties are given a statutory period, typically ranging from six months to two years, in which to redeem the property from the foreclosure sale. In some states, redemption may occur only on payment of the entire principal balance of the mortgage loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. In some states, the right to redeem is an equitable right. The equity of redemption, which is a non-statutory right, should be distinguished from statutory rights of redemption. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser subsequent to foreclosure or sale under a deed of trust or a deed to secure debt. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired.

     Anti-Deficiency Legislation and Other Limitations on Lenders

     Some states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust, a mortgagee under a mortgage or a grantee under a deed to secure debt. In some states, including California, statutes limit the right of the beneficiary, mortgagee or grantee to obtain a deficiency judgment against the borrower following foreclosure. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. In the case of a mortgage loan secured by a property owned by a trust where the Mortgage Note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust or deed to secure debt, even if obtainable under applicable law, may be of little value to the beneficiary, grantee or mortgagee if there are no trust assets against which the deficiency judgment may be executed. Some state statutes require the beneficiary, grantee or mortgagee to exhaust the security afforded under a deed of


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trust, deed to secure debt or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower.

     In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on the personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies for the security. Consequently, the practical effect of the election requirement, in those states permitting this election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, in some states, statutory provisions limit any deficiency judgment against the borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is in most cases to prevent a beneficiary, grantee or mortgagee from obtaining a large deficiency judgment against the borrower as a result of low or no bids at the judicial sale.

     Finally, in other states, statutory provisions limit any deficiency judgment against the borrower following a foreclosure to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary, grantee or mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale. Various state laws also place a limitation on the mortgagee for late payment charges.

     In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its collateral and/or enforce a deficiency judgment. For example, under the federal bankruptcy law, all actions by the secured mortgage lender against the debtor, the debtor's property and any co-debtor are automatically stayed upon the filing of a bankruptcy petition. Moreover, a court having federal bankruptcy jurisdiction may permit a debtor through its Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default relating to a mortgage loan or revolving credit loan on the debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule, even though the lender accelerated the mortgage loan or revolving credit loan and final judgment of foreclosure had been entered in state court. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan or revolving credit loan default by paying arrearages over a number of years.

     The United States Supreme Court has held that so long as a mortgage loan or revolving credit loan is fully or partially secured by the related mortgaged property, the amount of the mortgage loan or revolving credit loan secured by the related mortgaged property may not be reduced, or "crammed down," in connection with a bankruptcy petition filed by the mortgagor. However, United States Circuit Court of Appeals decisions have held that in the event of a Chapter 13 bankruptcy filing by a mortgagor, in the event the value of the related mortgaged property at the time of the filing is less than the amount of debt secured by any first lien, the portion of any junior lien that is unsecured may be "crammed down" in the bankruptcy court and discharged. As a result, in the event of a decline in the value of a mortgaged property, the amount of any junior liens may be reduced by a bankruptcy judge in a Chapter 13 filing, without any liquidation of the related mortgaged property. Any such reduction would be treated as a Bankruptcy Loss.

     Certain tax liens arising under the Internal Revenue Code may, in some circumstances, have priority over the lien of a mortgage, deed to secure debt or deed of trust. This may have the effect of delaying or interfering with the enforcement of rights for a defaulted mortgage loan or revolving credit loan.

     In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans or revolving credit loans by numerous federal and some


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state consumer protection laws. These laws include the federal Truth-in-Lending
Act, as implemented by Regulation Z, Real Estate Settlement Procedures Act, as implemented by Regulation X, Equal Credit Opportunity Act, as implemented by Regulation B, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans or revolving credit loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans or revolving credit loans. In particular, an originator's failure to comply with certain requirements of the federal Truth-in-Lending Act, as implemented by Regulation Z, could subject both originators and assignees of such obligations to monetary penalties and could result in the obligors' rescinding the mortgage loans either against either the originators or assignees.

     Alternative Mortgage Instruments

     Alternative mortgage instruments, including ARM loans and early ownership mortgage loans or revolving credit loans, originated by non-federally chartered lenders, have historically been subjected to a variety of restrictions. These restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act, or Title VIII. Title VIII provides that, regardless of any state law to the contrary:

     o state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency for the origination of alternative mortgage instruments by national banks,

     o state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration for origination of alternative mortgage instruments by federal credit unions, and

     o all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the OTS, for origination of alternative mortgage instruments by federal savings and loan associations.

     Title VIII also provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of these provisions. Some states have taken this action.

     Junior Mortgages; Rights of Senior Mortgagees

     The mortgage loans or revolving credit loans included in the trust may be junior to other mortgages, deeds to secure debt or deeds of trust held by other lenders. Absent an intercreditor agreement, the rights of the trust, and therefore the securityholders, as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan or revolving credit loan to be sold on default of the mortgagor. The sale of the mortgaged property may extinguish the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, in certain cases, either reinstates or satisfies the defaulted senior mortgage loan or revolving credit loan or mortgage loans or revolving credit loans. A junior mortgagee may satisfy a defaulted senior mortgage loan or revolving credit loan in full or, in some states, may cure the default and bring the senior mortgage loan or revolving credit loan current thereby reinstating the senior mortgage loan or revolving credit loan, in either event usually adding the amounts expended to the balance due on the junior mortgage loan or revolving credit loan. In most states, absent a


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provision in the mortgage, deed to secure debt or deed of trust, or an intercreditor agreement, no notice of default is required to be given to a junior mortgagee. Where applicable law or the terms of the senior mortgage, deed to secure debt or deed of trust do not require notice of default to the junior mortgagee, the lack of any notice may prevent the junior mortgagee from exercising any right to reinstate the mortgage loan or revolving credit loan which applicable law may provide.

     The standard form of the mortgage, deed to secure debt or deed of trust used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage, deed to secure debt or deed of trust, in the order as the mortgagee may determine. Thus, if improvements on the property are damaged or destroyed by fire or other casualty, or if the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of junior mortgages in the order of their priority.

     Another provision sometimes found in the form of the mortgage, deed to secure debt or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which are prior to the mortgage, deed to secure debt or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage or deed of trust. After a failure of the mortgagor to perform any of these obligations, the mortgagee or beneficiary is given the right under certain mortgages, deeds to secure debt or deeds of trust to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by a senior mortgagee become part of the indebtedness secured by the senior mortgage. Also, since most senior mortgages require the related mortgagor to make escrow deposits with the holder of the senior mortgage for all real estate taxes and insurance premiums, many junior mortgagees will not collect and retain the escrows and will rely on the holder of the senior mortgage to collect and disburse the escrows.

     The form of credit line trust deed or mortgage used by most institutional lenders that make revolving credit loans typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. The priority of the lien securing any advance made under the clause may depend in most states on whether the deed of trust or mortgage is designated as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the trust deed or mortgage, regardless of the fact that there may be junior trust deeds or mortgages and other liens that intervene between the date of recording of the trust deed or mortgage and the date of the future advance, and regardless that the beneficiary or lender had actual knowledge of these intervening junior trust deeds or mortgages and other liens at the time of the advance. In most states, the trust deed or mortgage lien securing mortgage loans or revolving credit loans of the type that includes revolving credit loans applies retroactively to the date of the original recording of the trust deed or mortgage, provided that the total amount of advances under the credit limit does not exceed the maximum specified principal amount of the recorded trust deed or mortgage, except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor.


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Enforceability of Certain Provisions

     Unless the accompanying prospectus supplement indicates otherwise, the loans contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses has been limited or denied. However, the Garn-St Germain Depository Institutions Act of 1982, or Garn-St Germain Act, preempts state constitutional, statutory and case law that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to limited exceptions. The Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

     The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the Garn-St Germain Act may not exercise a due-on-sale clause, regardless of the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty on the acceleration of a loan under a due-on-sale clause.

     The inability to enforce a due-on-sale clause may result in a loan bearing an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may have an impact on the average life of the loans and the number of loans which may be outstanding until maturity.

     On foreclosure, courts have imposed general equitable principles. These equitable principles are designed to relieve the borrower from the legal effect of its defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, including the borrower failing to adequately maintain the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust, deeds to secure debt or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a deed to secure a debt or a mortgagee having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.


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Consumer Protection Laws

     Numerous federal and state consumer protection laws impose requirements applicable to the origination of loans, including the Truth in Lending Act, as implemented by Regulation Z, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, as implemented by Regulation B, the Fair Debt Collection Practices Act, the Real Estate Settlement Procedures Act, as implemented by Regulation X, the Fair Housing Act, the Uniform Consumer Credit Code and related statutes. These laws can impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability may affect an assignee's ability to enforce the related loan. In particular, the originator's failure to comply with certain requirements of the federal Truth-in-Lending Act, as implemented by Regulation Z, could subject both originators and assignees of such obligations to monetary penalties and could result in obligors rescinding the mortgage loans against either the originators or assignees.

     If the transferor of a consumer credit contract is also the seller of goods that give rise to the transaction, and, in certain cases, related lenders and assignees, the "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor to transfer the contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of the contract to all claims and defenses that the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the borrower also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought against the borrower.

Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, or Title V, provides that state usury limitations shall not apply to some types of residential first mortgage loans originated by some lenders. Title V also provides that, subject to certain conditions, state usury limitations shall not apply to any loan that is secured by a first lien on certain kinds of manufactured housing. Title V also provides that, subject to the following conditions, state usury limitations shall not apply to any home improvement contract that is secured by a first lien on some kinds of consumer goods. The manufactured housing contracts would be covered if they satisfy some conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

     Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision that expressly rejects application of the federal law. Fifteen states adopted this type of prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

     Usury limits apply to junior mortgage loans in many states. Any applicable usury limits in effect at origination will be reflected in the maximum interest rates for the mortgage loans, as described in the accompanying prospectus supplement.

     In most cases, each seller of a loan will have represented that the loan was originated in compliance with then applicable state laws, including usury laws, in all material respects. However, the interest rates on the loans will be subject to applicable usury laws as in effect from time to time.

Environmental Legislation

     Under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or CERCLA, and under state law in some states, a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in some circumstances for the costs of cleaning up hazardous substances


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regardless of whether they have contaminated the property. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property who did not cause or contribute to the contamination. Furthermore, liability under CERCLA is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Lenders may be held liable under CERCLA as owners or operators unless they qualify for the secured creditor exemption to CERCLA. This exemption exempts from the definition of owners and operators those who, without participating in the management of a facility, hold indicia of ownership primarily to protect a security interest in the facility.

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996, or Conservation Act amended, among other things, the provisions of CERCLA for lender liability and the secured creditor exemption. The Conservation Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. For a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the mortgaged property. The Conservation Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the mortgagor's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of substantially all operational functions of the mortgaged property. The Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     Other federal and state laws in some circumstances may impose liability on a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property on which contaminants other than CERCLA hazardous substances are present, including petroleum, agricultural chemicals, hazardous wastes, asbestos, radon, and lead-based paint. These cleanup costs may be substantial. It is possible that the cleanup costs could become a liability of a trust and reduce the amounts otherwise distributable to the holders of the related series of securities. Moreover, some federal statutes and some states by statute impose an Environmental Lien. All subsequent liens on that property are usually subordinated to an Environmental Lien and, in some states, even prior recorded liens are subordinated to Environmental Liens. In the latter states, the security interest of the trustee in a related parcel of real property that is subject to an Environmental Lien could be adversely affected.

     Traditionally, many residential mortgage lenders have not taken steps to evaluate whether contaminants are present for any mortgaged property prior to the origination of the loan or prior to foreclosure or accepting a deed-in-lieu of foreclosure. Neither the depositor nor any master servicer or servicer will be required by any agreement to undertake any of these evaluations prior to foreclosure or accepting a deed-in-lieu of foreclosure. The depositor does not make any representations or warranties or assume any liability for the absence or effect of contaminants on any mortgaged property or any casualty resulting from the presence or effect of contaminants. However, the master servicer or the servicer will not be obligated to foreclose on any mortgaged property or accept a deed-in-lieu of foreclosure if it knows or reasonably believes that there are material contaminated conditions on the property. A failure so to foreclose may reduce the amounts otherwise available to securityholders of the related series.

     Except as otherwise specified in the applicable prospectus supplement, at the time the loans were originated, no environmental assessment or a very limited environment assessment of the mortgaged properties will have been conducted.


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Soldiers' and Sailors' Civil Relief Act of 1940

     Under the terms of the Relief Act a borrower who enters military service after the origination of the borrower's loan, including a borrower who was in reserve status and is called to active duty after origination of the loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise on application of the lender. The Relief Act applies to borrowers who are members of the Air Force, Army, Marines, Navy, National Guard, Reserves or Coast Guard, and officers of the U.S. Public Health Service assigned to duty with the military.

     Because the Relief Act applies to borrowers who enter military service, including reservists who are called to active duty, after origination of the related loan, no information can be provided as to the number of loans that may be affected by the Relief Act. For loans included in a trust, application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of the servicer or the master servicer, as applicable, to collect full amounts of interest on the loans. Any shortfall in interest collections resulting from the application of the Relief Act or similar legislation or regulations, which would not be recoverable from the related loans, would result in a reduction of the amounts distributable to the holders of the related securities, and would not be covered by Advances or any form of credit enhancement provided in connection with the related series of securities. In addition, the Relief Act imposes limitations that would impair the ability of the servicer or the master servicer, as applicable, to foreclose on an affected loan during the mortgagor's period of active duty status, and, under some circumstances, during an additional three month period thereafter. Thus, if the Relief Act or similar legislation or regulations applies to any loan which goes into default, there may be delays in payment and losses on the related securities in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the loans resulting from similar legislation or regulations may result in delays in payments or losses to securityholders of the related series.

Default Interest and Limitations on Prepayments

     Forms of notes and mortgages used by lenders may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments on the borrower's payment of prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity. In some states, there are or may be specific limitations on the late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties on an involuntary prepayment is unclear under the laws of many states. Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Federal Home Loan Bank Board, as succeeded by the OTS, prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly for mortgage loans and/or manufactured housing contracts having higher loan rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans and/or manufactured housing contracts.

     Some state laws restrict the imposition of prepayment charges even when the loans expressly provide for the collection of those charges. Although the Alternative Mortgage Transaction Parity Act of 1982, or the Parity Act, permits the collection of prepayment charges in connection with some types of eligible loans preempting any contrary state law prohibitions, some states may not recognize the preemptive authority of the Parity Act. As a result, it is possible that prepayment charges may not be collected even on loans that provide for the payment of these charges unless otherwise specified in the accompanying prospectus supplement. The master servicer or another entity identified in the


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accompanying prospectus supplement will be entitled to all prepayment charges and late payment charges received on the loans and these amounts will not be available for payment on the certificates.

Forfeitures in Drug and RICO Proceedings

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations, or RICO statute can be seized by the government if the property was used in, or purchased with the proceeds of, those crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime on which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

Negative Amortization Loans

     A recent case held that state restrictions on the compounding of interest are not preempted by the provisions of the Depository Institutions Deregulation and Monetary Control Act of 1980, or DIDMC, and as a result, a mortgage loan that provided for negative amortization violated New Hampshire's requirement that first mortgage loans provide for computation of interest on a simple interest basis. The court did not address the applicability of the Alternative Mortgage Transaction Parity Act of 1982, which authorizes a lender to make residential mortgage loans that provide for negative amortization. As a result, the enforceability of compound interest on mortgage loans that provide for negative amortization is unclear. The case, which was decided by the First Circuit Court of Appeals, is binding authority only on Federal District Courts in Maine, New Hampshire, Massachusetts and Rhode Island.

                    Material Federal Income Tax Consequences

General

     The following is a discussion of the material (and certain other) federal income tax consequences of the purchase, ownership and disposition of the securities. This discussion is directed solely to securityholders that hold the securities as capital assets within the meaning of Section 1221 of the Internal Revenue Code and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which, including banks, insurance companies and foreign investors, may be subject to special rules. In addition, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. This discussion does not purport to be as detailed and complete as the advice a securityholder may get from its tax advisor and accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the consequences to them of investing in the securities and the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed in this prospectus or in a prospectus supplement. In addition to the federal income tax consequences described in this prospectus, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the securities. See "State and Other Tax Consequences." Securityholders should consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the securities offered hereunder.

     The following discussion addresses REMIC and FASIT certificates representing interests in a trust for which the transaction documents require the making of an election to have the trust (or a portion


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thereof) be treated as one or more REMICs or FASITs. The prospectus supplement for each series of securities will indicate whether a REMIC or FASIT election or elections will be made for the related trust and, if that election is to be made, will identify all "regular interests" and "residual interests" in the REMIC or the "regular interests" and "high yield regular interests" in the FASIT, as the case may be. If interests in a FASIT ownership interest are offered for sale the federal income consequences of the purchase, ownership and disposition of those interests will be described in the accompanying prospectus supplement. For purposes of this tax discussion, references to a "securityholder" or a "holder" are to the beneficial owner of a security.

     If neither a REMIC nor FASIT election is to be made for a particular series because, for example, a grantor trust structure is being used, the tax consequences of that structure will be discussed in the prospectus supplement for that series.

     Regulations specifically addressing certain of the issues discussed in this prospectus have not been issued and this discussion is based in part on regulations that do not adequately address some issues relevant to, and in some instances provide that they are not applicable to, securities similar to the securities.

Classification of REMICs and FASITs

     Upon the issuance of each series of REMIC or FASIT certificates, Orrick, Herrington & Sutcliffe LLP, counsel to the depositor, will deliver its opinion to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, indenture or trust agreement, the related trust, or each applicable portion of the trust, will qualify as a REMIC or FASIT, as the case may be, and the certificates offered with respect thereto will be considered to be (or evidence the ownership of) "regular interests," in the related REMIC or FASIT or, solely in the case of REMICs, "residual interests," in that REMIC. Opinions of counsel only represent the views of that counsel and are not binding on the Internal Revenue Service, known as the IRS, or the courts. Accordingly, there can be no assurance that the IRS and the courts will not take a differing position.

     The IRS published proposed Treasury regulations, known as the Proposed FASIT Regulations, supplementing the FASIT provisions of the Code on February 7, 2000, but many issues remain unresolved. The Proposed FASIT Regulations are subject to change with potentially retroactive effect before being adopted as final regulations. The Proposed FASIT Regulations contain an "anti-abuse" rule that, among other things, enables the IRS to disregard a FASIT election, treat one or more of the assets of a FASIT as held by a person other than the holder of the ownership interest in the FASIT, treat a FASIT regular interest as other than a debt instrument or treat a regular interest held by any person as having the tax characteristics of one or more of the assets held by the FASIT, if a principal purpose of forming or using the FASIT was to achieve results inconsistent with the intent of the FASIT provisions and the Proposed FASIT Regulations based on all the facts and circumstances. Among the requirements that the Proposed FASIT Regulations state for remaining within the intent of the FASIT provisions is that no FASIT provision be used to obtain a federal tax result that could not be obtained without the use of that provision unless the provision clearly contemplates that result. The only general intent that the Proposed FASIT Regulations attribute to the FASIT provisions is to promote the spreading of credit risk on debt instruments by facilitating their securitization. The "anti-abuse" provisions of the Proposed FASIT Regulations are proposed to be effective as of February 4, 2000. Although any FASIT whose certificates are offered pursuant to this prospectus will be structured to reduce the likelihood that the IRS would recharacterize the tax treatment of the offered certificates, the anti-abuse provisions of the Proposed FASIT Regulations are sufficiently broad and vague that the avoidance of recharacterization cannot be assured. Investors should be cautious in purchasing any of the certificates and should consult with their tax advisors in determining the federal, state, local and other tax consequences to them for the purchase, holding and disposition of the certificates.


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     In addition, certain FASIT regular interests or FASIT Regular Certificates may be treated as "high-yield regular interests." Special rules, discussed below apply to those securities. Although the accompanying prospectus supplement will indicate which FASIT securities are expected to be treated as "high-yield regular interests," in many cases it will not be clear as of the date of the prospectus supplement (and possibly not even after the issuance of the securities) whether any particular class will actually be so treated.

     If an entity electing to be treated as a REMIC or FASIT fails to comply with one or more of the ongoing requirements of the Internal Revenue Code for that status during any taxable year, the Internal Revenue Code provides that the entity will not be treated as a REMIC or FASIT for that year and thereafter. In that event, the entity may be taxable as a separate corporation under Treasury regulations, and the related certificates may not be accorded the status or given the tax treatment described in this prospectus under "Material Federal Income Tax Consequences." The IRS may, but is not compelled to provide relief but any relief may be accompanied by sanctions, including the imposition of a corporate tax on all or a portion of the trust's income for the period in which the requirements for that status are not satisfied. The pooling and servicing agreement, indenture or trust agreement for each REMIC or FASIT will include provisions designed to maintain the trust's status as a REMIC or FASIT. It is not anticipated that the status of any trust as a REMIC or FASIT will be terminated.

Taxation of Owners of REMIC and FASIT Regular Certificates

     General

     In general, REMIC and FASIT Regular Certificates will be treated for federal income tax purposes as debt instruments and not as ownership interests in the REMIC or FASIT or its assets. Moreover, holders of Regular Certificates that otherwise report income under a cash method of accounting will be required to report income for Regular Certificates under an accrual method.

     Original Issue Discount

     Some REMIC or FASIT Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Internal Revenue Code. Any holders of Regular Certificates issued with original issue discount typically will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to that income. In addition, Section 1272(a)(6) of the Internal Revenue Code provides special rules applicable to Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

     The Internal Revenue Code requires that a prepayment assumption be used for loans held by a REMIC or FASIT in computing the accrual of original issue discount on Regular Certificates issued by that issuer, and that adjustments be made in the amount and rate of accrual of the discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The conference committee report accompanying the Tax Reform Act of 1986 indicates that the regulations will provide that the prepayment assumption used for a Regular Certificate must be the same as that used in pricing the initial offering of the Regular Certificate. The prepayment assumption used by the master servicer, the servicer, or the REMIC or FASIT administrator, as applicable, in reporting original issue discount for each series of Regular Certificates will be consistent with this standard and will be disclosed in the accompanying prospectus supplement. However, none of the depositor, the REMIC or FASIT administrator, as applicable, or the master servicer or the servicer will make any representation that the loans will in fact prepay at a rate conforming to the prepayment assumption or at any other rate.


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



     The original issue discount, if any, on a REMIC or FASIT Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of Regular Certificates will be the first cash price at which a substantial amount of Regular Certificates of that class is sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a particular class of Regular Certificates is sold for cash on or prior to the date of their initial issuance, or the closing date, the issue price for that class will be treated as the fair market value of the class on the closing date. Under the OID regulations, the stated redemption price of a REMIC or FASIT Regular Certificate is equal to the total of all payments to be made on that certificate other than "qualified stated interest." Qualified stated interest includes interest that is unconditionally payable at least annually at a single fixed rate, or in the case of a variable rate debt instrument, at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that in most cases does not operate in a manner that accelerates or defers interest payments on a Regular Certificate.

     In the case of Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion of the original issue discount will vary according to the characteristics of the Regular Certificates. If the original issue discount rules apply to the certificates, the accompanying prospectus supplement will describe the manner in which the rules will be applied by the master servicer, the servicer, or REMIC or FASIT administrator, as applicable, for those certificates in preparing information returns to the certificateholders and the Internal Revenue Service, or IRS.

     Some classes of the Regular Certificates may provide for the first interest payment with respect to their certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined below) for original issue discount is each monthly period that begins or ends on a distribution date, in some cases, as a consequence of this "long first accrual period," some or all interest payments may be required to be included in the stated redemption price of the Regular Certificate and accounted for as original issue discount. Because interest on Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the Regular Certificates.

     In addition, if the accrued interest to be paid on the first distribution date is computed for a period that begins prior to the closing date, a portion of the purchase price paid for a Regular Certificate will reflect the accrued interest. In these cases, information returns to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued for periods prior to the closing date is treated as part of the overall cost of the Regular Certificate, and not as a separate asset the cost of which is recovered entirely out of interest received on the next distribution date, and that portion of the interest paid on the first distribution date in excess of interest accrued for a number of days corresponding to the number of days from the closing date to the first distribution date should be included in the stated redemption price of the Regular Certificate. However, the OID regulations state that all or some portion of the accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first distribution date. It is unclear how an election to do so would be made under the OID regulations and whether that election could be made unilaterally by a certificateholder.

     Regardless of the general definition of original issue discount, original issue discount on a Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the Regular Certificate multiplied by its weighted average life. For this purpose, the weighted average life of the Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the Regular Certificate, by multiplying (i) the number of complete years, rounding down for partial years, from the issue date until the payment is expected to be made, presumably taking into account the prepayment assumption, by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at


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maturity of the Regular Certificate. Under the OID regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of the total remaining amount of the de minimis original issue discount and a fraction, the numerator of which is the amount of the principal payment, and the denominator of which is the outstanding stated principal amount of the Regular Certificate. The OID regulations also would permit a certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--Market Discount" below for a description of that election under the OID regulations.

     If original issue discount on a Regular Certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held the Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a Regular Certificate, the daily portions of original issue discount will be determined as follows.

     As to each "accrual period," that is, unless otherwise stated in the accompanying prospectus supplement, each period that begins or ends on a date that corresponds to a distribution date and begins on the first day following the immediately preceding accrual period, or in the case of the first accrual period, begins on the closing date, a calculation will be made of the portion of the original issue discount that accrued during that accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the Regular Certificate, if any, in future periods and (B) the distributions made on the Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of the Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (1) assuming that distributions on the Regular Certificate will be received in future periods based on the loans being prepaid at a rate equal to the prepayment assumption and (2) using a discount rate equal to the original yield to maturity of the certificate. For these purposes, the original yield to maturity of the certificate will be calculated based on its issue price and assuming that distributions on the certificate will be made in all accrual periods based on the loans being prepaid at a rate equal to the prepayment assumption. The adjusted issue price of a Regular Certificate at the beginning of any accrual period will equal the issue price of the certificate, increased by the aggregate amount of original issue discount that accrued for that certificate in prior accrual periods, and reduced by the amount of any distributions made on that Regular Certificate in prior accrual periods of amounts included in its stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

     The OID regulations suggest that original issue discount for securities that represent multiple uncertificated regular interests, in which ownership interests will be issued simultaneously to the same buyer and which may be required under the related pooling and servicing agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount for securities that represent the ownership of multiple uncertificated regular interests will be reported to the IRS and the certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated in the accompanying prospectus supplement, treating all uncertificated regular interests as a single debt instrument as set forth in the OID regulations, so long as the pooling and servicing agreement requires that the uncertificated regular interests be transferred together.

     A subsequent purchaser of a Regular Certificate that purchases the certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount for that certificate. However, each daily portion will be reduced, if the cost is in excess of its


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



"adjusted issue price," in proportion to the ratio that excess bears to the aggregate original issue discount remaining to be accrued on the Regular Certificate. The adjusted issue price of a Regular Certificate on any given day equals (i) the adjusted issue price or, in the case of the first accrual period, the issue price, of the certificate at the beginning of the accrual period which includes that day, plus (ii) the daily portions of original issue discount for all days during the accrual period prior to that day minus (iii) any principal payments made during the accrual period prior to that day for the certificate.

     Market Discount

     A certificateholder that purchases a Regular Certificate at a market discount, that is, in the case of a Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or, in the case of a Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price, will recognize income on receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Internal Revenue Code such a certificateholder in most cases will be required to allocate the portion of each distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent.

     A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies. In addition, the OID regulations permit a certificateholder to elect to accrue all interest, discount, including de minimis market or original issue discount, and premium in income as interest, based on a constant yield method. If the election were made for a Regular Certificate with market discount, the certificateholder would be deemed to have made an election to include currently market discount in income for all other debt instruments having market discount that the certificateholder acquires during the taxable year of the election or thereafter. Similarly, a certificateholder that made this election for a certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium for all debt instruments having amortizable bond premium that the certificateholder owns or acquires. See "--Premium" below. Each of these elections to accrue interest, discount and premium for a certificate on a constant yield method or as interest may not be revoked without the consent of the IRS.

     However, market discount for a Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Internal Revenue Code if the market discount is less than 0.25% of the remaining stated redemption price of the Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule for original issue discount on obligations payable in installments, the OID regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied for market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "-- Original Issue Discount." This treatment may result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Internal Revenue Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on Regular Certificates should accrue, at the certificateholder's option:

     o    on the basis of a constant yield method,


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     o    in the case of a Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the Regular Certificate as of the beginning of the accrual period, or

     o in the case of a Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the Regular Certificate at the beginning of the accrual period.

     Moreover, the prepayment assumption used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect those regulations might have on the tax treatment of a Regular Certificate purchased at a discount in the secondary market.

     To the extent that Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a Regular Certificate in most cases will be required to treat a portion of any gain on the sale or exchange of that certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     In addition, under Section 1277 of the Internal Revenue Code, a holder of a Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during that taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If the holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by that holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium

     A Regular Certificate purchased at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of a Regular Certificate may elect under Section 171 of the Internal Revenue Code to amortize that premium under the constant yield method over the life of the certificate. If made, this election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related Regular Certificate, rather than as a separate interest deduction. The OID regulations also permit certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the certificateholder as having made the election to amortize premium generally. See "--Market Discount." The conference committee report states that the same rules that apply to accrual of market discount, which rules will require use of a prepayment assumption in accruing market discount for Regular Certificates without regard to whether those certificates have original issue discount, will also apply in amortizing bond premium under Section 171 of the Internal Revenue Code. It is possible that the use of an assumption that there will be no prepayments may be required in calculating the amortization of premium.

     Realized Losses

     Under Section 166 of the Internal Revenue Code, both corporate holders of the Regular Certificates and noncorporate holders of the Regular Certificates that acquire those certificates in


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connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their certificates become wholly or partially worthless as the result of one or more Realized Losses on the loans. However, it appears that a noncorporate holder that does not acquire a Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Internal Revenue Code until the holder's certificate becomes wholly worthless--until its outstanding principal balance has been reduced to zero--and that the loss will be characterized as a short-term capital loss.

     Each holder of a Regular Certificate will be required to accrue interest and original issue discount for that certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the loans or the underlying certificates until it can be established that any reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a Regular Certificate could exceed the amount of economic income actually realized by the holder in that period. Although the holder of a Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a Realized Loss, ultimately will not be realized, the law is unclear with respect to the timing and character of the loss or reduction in income.

     Special Rules for FASIT High-Yield Regular Interests

     General. A high-yield interest in a FASIT is a subcategory of a FASIT regular interest. A FASIT high-yield regular interest is a FASIT regular interest that either (i) has an issue price that exceeds 125% of its stated principal amount, (ii) has a yield to maturity equal to or greater than a specified amount (generally 500 basis points above the appropriate applicable federal rate), or (iii) is an interest-only obligation whose interest payments consist of a non-varying specified portion of the interest payments on permitted assets. A holder of a FASIT high-yield regular interest is subject to treatment, described above, applicable to FASIT Regular Interests, generally.

     Limitations on Utilization of Losses. The holder of a FASIT high-yield regular interest may not offset its income derived thereon by any unrelated losses. Thus, the taxable income of such holder will be at least equal to the taxable income derived from such interest (which includes gain or loss from the sale of such interests), any FASIT ownership interests and any excess inclusion income derived from REMIC Residual Interests. Thus, income from such interests generally cannot be offset by current net operating losses or net operating loss carryovers. Similarly, the alternative minimum taxable income of the holder of a high-yield regular interest cannot be less than such holder's taxable income determined solely for such interests. For purposes of these provisions, all members of an affiliated group filing a consolidated return are treated as one taxpayer. Accordingly, the consolidated taxable income of the group cannot be less than the group's "tainted" income (thereby preventing losses of one member from offsetting the tainted income of another member). However, to avoid doubly penalizing income, net operating loss carryovers are determined without regard to such income for both regular tax and alternative minimum tax purposes.

     Transfer Restrictions. Transfers of FASIT high-yield Regular Certificates to certain "disqualified holders" will (absent the satisfaction of certain conditions) be disregarded for federal income tax purposes. In such event, the most recent eligible holder (generally the transferring holder) will continue to be taxed as if it were the holder of the certificate (although the disqualified holder (and not the most recent eligible holder) would be taxable on any gain recognized by such holder for such interest). Although not free from doubt, the tax ownership of a FASIT high-yield Regular Certificate may (absent the satisfaction of certain conditions) revert to a prior holder even if the transferee becomes a disqualified holder after the relevant transfer. Each applicable pooling and servicing agreement, trust agreement or indenture requires, as a prerequisite to any transfer of a FASIT high-yield Regular Certificate, the delivery to the trustee of an affidavit of the transferee to the effect that it is not a disqualified holder and contains certain other provisions designed to preclude the automatic reversion of the tax ownership of such Certificate. For these purposes, a "disqualified holder" is any person other than a (i) FASIT or (ii) domestic C corporation (other than a corporation that is exempt from (or not subject to) federal income


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tax); provided, however, that all (a) regulated investment companies subject to the provisions of Part I of subchapter M of the Internal Revenue Code, (b) real estate investment trusts subject to the provisions of Part II of subchapter M of the Internal Revenue Code, and (d) REMICs described in Section 1381(a) of the Internal Revenue Code are also "disqualified holders."

Pass-through Entities Holding FASIT Regular Certificates

     If a Pass-Through Entity issues a high-yielding debt or equity interest that is supported by any FASIT Regular Interest, such entity will be subject to an excise tax unless no principal purpose of such resecuritization was the avoidance of the rules relating to FASIT high-yield interests (pertaining to eligible holders of such interests). See "-Taxation of Owners of REMIC and FASIT Regular Certificates-Special Rules for FASIT High-Yield Regular Interests - Transfer Restrictions." The tax will apply if the original yield to maturity of the debt or equity interest in the Pass-Through Entity exceeds the greater of
(i) the sum of (a) the applicable federal rate in effect for the calendar month in which the debt or equity interest is issued) and (b) five percentage points or (ii) the yield to maturity to such entity on the FASIT Regular Interest (determined as of the date that such entity acquired such interest). The Internal Revenue Code provides that Treasury regulations will be issued to provide the manner in which to determine the yield to maturity of any equity interest. No such regulations have yet been issued. If such tax did apply, the tax would equal the product of (i) the highest corporate tax rate and (ii) the income of the holder of the debt or equity interest that is properly attributable to the FASIT Regular Interest supporting such interest.

Taxation of Owners of REMIC Residual Certificates

     General

     As residual interests, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the loans or as debt instruments issued by the REMIC.

     A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, in accordance with the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that the holder owned the REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the accompanying prospectus supplement. The daily amounts will then be allocated among the REMIC residual certificateholders in proportion to their respective ownership interests on that day. Any amount included in the gross income or allowed as a loss of any REMIC residual certificateholder by virtue of this allocation will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described in this prospectus in "--Taxable Income of the REMIC" and will be taxable to the REMIC residual certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers in accordance with limitations under Section 469 of the Internal Revenue Code on the deductibility of "passive losses."

     A holder of a REMIC Residual Certificate that purchased the certificate from a prior holder of that certificate also will be required to report on its federal income tax return amounts representing its daily portion of the taxable income or net loss of the REMIC for each day that it holds the REMIC Residual Certificate. These daily portions generally will equal the amounts of taxable income or net loss determined as described above. The committee report indicates that modifications of the general rules may be made, by regulations, legislation or otherwise, to reduce, or increase, the income or loss of a REMIC residual certificateholder that purchased the REMIC Residual Certificate from a prior holder of


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



such certificate at a price greater than, or less than, the adjusted basis (as defined below) that REMIC Residual Certificate would have had in the hands of an original holder of that certificate. The REMIC regulations, however, do not provide for any such modifications.

     Any payments received by a REMIC residual certificateholder in connection with the acquisition of that REMIC Residual Certificate will be taken into account in determining the income of the holder for federal income tax purposes. Although it appears likely that any payment would be includible in income immediately on its receipt, the IRS might assert that the payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of these payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of these payments for income tax purposes.

     The amount of income REMIC residual certificateholders will be required to report, or the tax liability associated with that income, may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC residual certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC residual certificateholders may exceed the cash distributions received by the REMIC residual certificateholders for the corresponding period may significantly adversely affect the REMIC residual certificateholders' after-tax rate of return.

     Taxable Income of the REMIC

     The taxable income of the REMIC will equal the income from the loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of Realized Losses to Regular Certificates, less the deductions allowed to the REMIC for interest, including original issue discount and reduced by the amortization of any premium received on issuance, on the Regular Certificates, and any other class of REMIC certificates constituting "regular interests" in the REMIC not offered hereby, amortization of any premium on the loans, bad debt deductions for the loans and, except as described below, for servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to their fair market value immediately after their transfer to the REMIC. For this purpose, the master servicer, the servicer, or REMIC administrator, as applicable, intends to treat the fair market value of the loans as being equal to the aggregate issue prices of the Regular Certificates and REMIC Residual Certificates. The aggregate basis will be allocated among the loans collectively and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC certificates offered hereby will be determined in the manner described above under "-- Taxation of Owners of REMIC and FASIT Regular Certificates--Original Issue Discount." Accordingly, if one or more classes of REMIC certificates are retained initially rather than sold, the master servicer, the servicer, or REMIC administrator, as applicable, may be required to estimate the fair market value of those interests in order to determine the basis of the REMIC in the loans and other property held by the REMIC.

     Subject to the possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income for loans that it holds will be equivalent to the method of accruing original issue discount income for Regular Certificateholders--under the constant yield method taking into account the prepayment assumption. However, a REMIC that acquires collateral at a market discount must include the discount in income currently, as it accrues, on a constant interest basis. See "-- Taxation of Owners of REMIC and FASIT Regular Certificates" above, which describes a method of accruing discount income that is analogous to that required to be used by a REMIC as to loans with market discount that it holds.


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     A loan will be deemed to have been acquired with discount or premium to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than or greater than its stated redemption price. Any discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing original issue discount on the Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Internal Revenue Code to amortize any premium on the loans. Premium on any loan to which the election applies may be amortized under a constant yield method, presumably taking into account a prepayment assumption.

     A REMIC will be allowed deductions for interest, including original issue discount, on the Regular Certificates, including any other class of REMIC certificates constituting "regular interests" in the REMIC not offered hereby, equal to the deductions that would be allowed if the Regular Certificates, including any other class of REMIC certificates constituting "regular interests" in the REMIC not offered hereby, were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "-- Taxation of Owners of REMIC and FASIT Regular Certificates--Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of Regular Certificates, including any other class of certificates constituting "regular interests" in the REMIC not offered hereby, described therein will not apply.

     If a class of Regular Certificates is issued at an Issue Premium, the net amount of interest deductions that are allowed the REMIC in each taxable year for the Regular Certificates of that class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--Taxation of Owners of REMIC and FASIT Regular Certificates--Original Issue Discount."

     As a general rule, the taxable income of the REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Internal Revenue Code, which allows those deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income, will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All of these expenses will be allocated as a separate item to the holders of REMIC Residual Certificates, subject to the limitation of Section 67 of the Internal Revenue Code. See "--Possible Pass-Through of Miscellaneous Itemized Deductions." If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions

     The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for that REMIC Residual Certificate, increased by amounts included in the income of the related certificateholder and decreased, but not below zero, by distributions made, and by net losses allocated, to the related certificateholder.

     A REMIC residual certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent the net loss exceeds the REMIC residual certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of that calendar quarter, determined without regard to the net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, in accordance with the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC residual certificateholders to


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deduct net losses in accordance with additional limitations under the Internal
Revenue Code, as to which the certificateholders should consult their tax advisors.

     Any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in the REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC Residual Certificate. Holders of REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in the REMIC Residual Certificates will not be sufficiently large that distributions will be treated as nontaxable returns of capital. Their bases in the REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the trust. However, their basis increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, for which the REMIC taxable income is allocated to the REMIC residual certificateholders. To the extent the REMIC residual certificateholders' initial bases are less than the distributions to the REMIC residual certificateholders, and increases in the initial bases either occur after distributions or, together with their initial bases, are less than the amount of the distributions, gain will be recognized to the REMIC residual certificateholders on those distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

     The effect of these rules is that a certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of its share of any net losses of the REMIC or on the sale of its REMIC Residual Certificate. See "-- Sales of Certificates." For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of the REMIC Residual Certificate to its holder and the adjusted basis the REMIC Residual Certificate would have had in the hands of the original holder, see "--General."

     Excess Inclusions

     Any "excess inclusions" for a REMIC Residual Certificate will be subject to federal income tax in all events.

     In general, the "excess inclusions" for a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to the REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for each day during that quarter that the REMIC Residual Certificate was held by the REMIC residual certificateholder. The daily accruals of a REMIC residual certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the closing date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased, but not below zero, by any distributions made on the REMIC Residual Certificate before the beginning of that quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public, excluding bond houses, brokers and underwriters, at which a substantial amount of the REMIC Residual Certificates were sold. If less than a substantial amount of a particular class of REMIC Residual Certificates is sold for cash on or prior to the closing date, the issue price of that class will be treated as the fair market value of that class on the closing date. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     For REMIC residual certificateholders, an excess inclusion:


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     o    will not be permitted to be offset by deductions, losses or loss carryovers from other activities,

     o will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization, and

     o will not be eligible for any rate reduction or exemption under any applicable tax treaty for the 30% United States withholding tax imposed on distributions to REMIC residual certificateholders that are foreign investors.

     See, however, "--Foreign Investors in Regular Certificates."

     Furthermore, for purposes of the alternative minimum tax, (i) excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction and (ii) alternative minimum taxable income may not be less than the taxpayer's excess inclusions; provided, however, that for purposes of (ii), alternative minimum taxable income is determined without regard to the special rule that taxable income cannot be less than excess inclusions. The latter rule has the effect of preventing nonrefundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions allocated to the REMIC Residual Certificates, reduced, but not below zero, by the real estate investment trust taxable income, within the meaning of Section 857(b)(2) of the Internal Revenue Code, excluding any net capital gain, will be allocated among the shareholders of the trust in proportion to the dividends received by the shareholders from the trust, and any amount so allocated will be treated as an excess inclusion from a REMIC Residual Certificate as if held directly by the shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and some cooperatives; the REMIC regulations currently do not address this subject.

     Noneconomic REMIC Residual Certificates

     Under the REMIC regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If the transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the "noneconomic" REMIC Residual Certificate. The REMIC regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required qualified liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue on the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions on the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to restrictions under the terms of the related pooling and servicing agreement or trust agreement that are intended to reduce the possibility of any transfer being disregarded. The restrictions will require each party to a transfer to provide an affidavit that no purpose of the transfer is to impede the assessment or collection of tax, including representations as to the financial condition of the prospective transferee, as to which the transferor also is required to make a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a


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purported transfer of the REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by that purchaser.

     The IRS has issued final REMIC regulations that add to the conditions necessary to assure that a transfer of a non-economic residual interest would be respected. The additional conditions require that in order to qualify as a safe harbor transfer of a residual the transferee represent that it will not cause the income "to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S. taxpayer" and either (i) the amount received by the transferee be no less on a present value basis (determined using the short-term rate provided by Section 1274(d) of the Internal Revenue Code) than the present value of the net tax detriment attributable to holding the residual interest reduced by the present value of the projected payments to be received on the residual interest or (ii) the transfer is to a domestic taxable corporation with specified large amounts of gross and net assets and that meets certain other requirements where agreement is made that all future transfers will be to taxable domestic corporations in transactions that qualify for the same "safe harbor" provision. Eligibility for the safe harbor requires, among other things, that the facts and circumstances known to the transferor at the time of transfer not indicate to a reasonable person that the taxes with respect to the residual interest will not be paid, with an unreasonably low cost for the transfer specifically mentioned as negating eligibility. The regulations generally apply to transfers of residual interests occurring on or after February 4, 2000, although certain of their provisions apply only to transfers of residual interests occurring on or after August 19, 2002.

     The accompanying prospectus supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC regulations. Any disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based on some assumptions, and the depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "--Foreign Investors in Regular Certificates" for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

     Possible Pass-Through of Miscellaneous Itemized Deductions

     Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of those fees and expenses should be allocated to the holders of the related Regular Certificates. Unless otherwise stated in the accompanying prospectus supplement, fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related Regular Certificates.

     For REMIC Residual Certificates or Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to the individual's, estate's or trust's share of fees and expenses will be added to the gross income of that holder and (ii) the individual's, estate's or trust's share of fees and expenses will be treated as a miscellaneous itemized deduction allowable in accordance with the limitation of Section 67 of the Internal Revenue Code, which permits those deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. In addition, Section 68 of the Internal Revenue Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced. The amount of additional taxable income reportable by REMIC certificateholders that are covered by the limitations of either Section 67 or Section 68 of the Internal Revenue Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC certificate that is an individual, estate or trust, or a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and


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other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in the holder's gross income. Accordingly, the REMIC certificates may not be appropriate investments for individuals, estates, or trusts, or Pass-Through Entities beneficially owned by one or more individuals, estates or trusts. Any prospective investors should consult with their tax advisors prior to making an investment in these certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations

     If a REMIC Residual Certificate is transferred to a Disqualified Organization, a tax would be imposed in an amount, determined under the REMIC regulations, equal to: the product of:

     (1) the present value, discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue on the certificate, which rate is computed and published monthly by the IRS, of the total anticipated excess inclusions on the REMIC Residual Certificate for periods after the transfer; and

     (2) the highest marginal federal income tax rate applicable to corporations.

     The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of transfer, the prepayment assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. This tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where the transfer is through an agent for a Disqualified Organization, the tax would instead be imposed on that agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for the tax on a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that:

     o residual interests in the entity are not held by Disqualified Organizations; and

     o information necessary for the application of the tax described in this prospectus will be made available.

     Restrictions on the transfer of REMIC Residual Certificates and other provisions that are intended to meet this requirement will be included in the pooling and servicing agreement, including provisions:

     (1) requiring any transferee of a REMIC Residual Certificate to provide an affidavit representing that it is not a Disqualified Organization and is not acquiring the REMIC Residual Certificate on behalf of a Disqualified Organization, undertaking to maintain that status and agreeing to obtain a similar affidavit from any person to whom it shall transfer the REMIC Residual Certificate;

     (2) providing that any transfer of a REMIC Residual Certificate to a Disqualified Organization shall be null and void; and

     (3) granting to the master servicer or the servicer the right, without notice to the holder or any prior holder, to sell to a purchaser of its choice any REMIC Residual Certificate that shall become owned by a Disqualified Organization despite (1) and (2) above.

     In addition, if a Pass-Through Entity includes in income excess inclusions on a REMIC Residual Certificate, and a Disqualified Organization is the record holder of an interest in that entity, then a tax will be imposed on the entity equal to the product of (i) the amount of excess inclusions on the REMIC


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Residual Certificate that are allocable to the interest in the Pass-Through
Entity held by the Disqualified Organization and (ii) the highest marginal federal income tax rate imposed on corporations. A Pass-Through Entity will not be subject to this tax for any period, however, if each record holder of an interest in the Pass-Through Entity furnishes to that Pass-Through Entity (i) the holder's social security number and a statement under penalties of perjury that the social security number is that of the record holder or (ii) a statement under penalties of perjury that the record holder is not a Disqualified Organization. For taxable years beginning after December 31, 1997, regardless of the preceding two sentences, in the case of a REMIC Residual Certificate held by an "electing large partnership," all interests in such partnership shall be treated as held by Disqualified Organizations, without regard to whether the record holders of the partnership furnish statements described in the preceding sentence, and the amount that is subject to tax under the second preceding sentence is excluded from the gross income of the partnership allocated to the partners, in lieu of allocating to the partners a deduction for the tax paid by the partners.

     Sales of Certificates

     If a certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the certificate. The adjusted basis of a Regular Certificate generally will equal the cost of that Regular Certificate to that certificateholder, increased by income reported by the certificateholder with respect to that Regular Certificate, including original issue discount and market discount income, and reduced, but not below zero, by distributions on the Regular Certificate received by the certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net Losses and Distributions." Except as described below, any gain or loss generally will be capital gain or loss.

     Gain from the sale of a REMIC Regular Certificate (but not a FASIT regular interest) that might otherwise be capital gain will be treated as ordinary income to the extent the gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income for the Regular Certificate had income accrued thereon at a rate equal to 110% of the "applicable federal rate," which is typically a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate, which rate is computed and published monthly by the IRS, determined as of the date of purchase of the Regular Certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to the sale. In addition, gain recognized on the sale of a Regular Certificate by a seller who purchased the Regular Certificate at a market discount will be taxable as ordinary income to the extent of any accrued and previously unrecognized market discount that accrued during the period the certificate was held. See "--Taxation of Owners of REMIC and FASIT Regular Certificates--Market Discount."

     A portion of any gain from the sale of a Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that the certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate," which rate is computed and published monthly by the IRS, at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include any net capital gain in total net investment income for the taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.


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     If the seller of a REMIC Residual Certificate reacquires the certificate, any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Internal Revenue Code) within six months of the date of the sale, the sale will be subject to the "wash sale" rules of Section 1091 of the Internal Revenue Code. In that event, any loss realized by the REMIC residual certificateholders on the sale will not be deductible, but instead will be added to the REMIC residual certificateholders adjusted basis in the newly-acquired asset.

     Prohibited Transactions and Other Taxes

     The Internal Revenue Code imposes a prohibited transactions tax, which is a tax on REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to specified exceptions a prohibited transaction means the disposition of a loan, the receipt of income from a source other than any loan or other Permitted Investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the loans for temporary investment pending distribution on the REMIC certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, some contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a contributions tax, which is a tax on the REMIC equal to 100% of the value of the contributed property. Each pooling and servicing agreement or trust agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to the tax.

     REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the accompanying prospectus supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

     Unless otherwise disclosed in the accompanying prospectus supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

     Unless otherwise stated in the accompanying prospectus supplement, and to the extent permitted by then applicable laws, any prohibited transactions tax, contributions tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related master servicer, the servicer, the REMIC administrator or the trustee in either case out of its own funds, provided that the master servicer, the servicer, the REMIC administrator or the trustee, as the case may be, has sufficient assets to do so, and provided further that the tax arises out of a breach of the master servicer's, the servicer's, the REMIC administrator's or the trustee's obligations, as the case may be, under the related pooling and servicing agreement or trust agreement and relating to compliance with applicable laws and regulations. Any tax not borne by the master servicer, the servicer or the trustee will be payable out of the related trust resulting in a reduction in amounts payable to holders of the related REMIC certificates.

     In the case of a FASIT, the holder of the ownership interest and not the FASIT itself will be subject to any prohibited transaction taxes.

     Termination

     A REMIC will terminate immediately after the distribution date following receipt by the REMIC of the final payment from the loans or on a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on the REMIC Residual Certificate is less than the certificateholder's adjusted basis in the


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certificate, the certificateholder should be treated as realizing a loss equal to the amount of the difference, and the loss may be treated as a capital loss.

     Reporting and Other Administrative Matters

     Solely for purposes of the administrative provisions of the Internal Revenue Code, a REMIC will be treated as a partnership and REMIC residual certificateholders will be treated as partners. Unless otherwise stated in the accompanying prospectus supplement, the master servicer, the servicer, or the REMIC administrator, as applicable, will file REMIC federal income tax returns on behalf of the related REMIC and will act as the "tax matters person" for the REMIC in all respects, and may hold a nominal amount of REMIC Residual Certificates.

     As the tax matters person, the master servicer, the servicer, or the REMIC administrator, as applicable, will have the authority to act on behalf of the REMIC and the REMIC residual certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC residual certificateholders will be required to report the REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the master servicer, the servicer, or the REMIC administrator, as applicable, as tax matters person, and the IRS concerning any REMIC item.

     Adjustments made to the REMIC tax return may require a REMIC residual certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from an audit, could result in an audit of the certificateholder's return. No REMIC will be registered as a tax shelter under Section 6111 of the Internal Revenue Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of that person and other information.

     Reporting of interest income, including any original issue discount, on Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports are required to be sent to individual holders of regular Interests and the IRS; holders of Regular Certificates that are corporations, trusts, securities dealers and other non-individuals will be provided interest and original issue discount income information and the information in the following paragraph on request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring certain information to be reported to the IRS. Reporting for the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, typically on a quarterly basis.

     As applicable, the Regular Certificate information reports will include a statement of the adjusted issue price of the Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations for computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method requires information relating to the holder's purchase price that the master servicer or the servicer will not have, the regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC and FASIT Regular Certificates--Market Discount."

     The responsibility for complying with the foregoing reporting rules will be borne by the master servicer or the servicer. Certificateholders may request any information with respect to the returns


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described in Section 1.6049-7(e)(2) of the Treasury regulations. Any request should be directed to the master servicer or the servicer at HomePride Finance Corp., [____________________].

Backup Withholding with Respect to Securities

     Payments of interest and principal, as well as payments of proceeds from the sale of securities, may be subject to the "backup withholding tax" under
Section 3406 of the Internal Revenue Code if recipients of payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from the tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

Foreign Investors in Regular Certificates

     A regular certificateholder (other than a holder of a FASIT high-yield regular interest) that is not a United States person and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a Regular Certificate will not be subject to United States federal income or withholding tax on a distribution on a Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements, including delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is not a United States person and providing the name and address of the certificateholder; this statement is generally made on IRS Form W-8BEN and must be updated whenever required information has changed or within three calendar years after the statement is first delivered. For these purposes, United States person means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia, except, in the case of a partnership, to the extent provided in regulations, provided that, for purposes solely of the restrictions on the transfer of the residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United State person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which regulations have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Internal Revenue Code), and which was treated as a United States person on August 19, 1996, may elect to continue to be treated as a United States person regardless of the previous sentence. It is possible that the IRS may assert that the foregoing tax exemption should not apply to a REMIC Regular Certificate held by a REMIC residual certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates or a FASIT Regular Certificate held by a person that owns directly or indirectly a 10% or greater interest in the holder of the ownership interest in the FASIT. If the holder does not qualify for exemption, distributions of interest, including distributions of accrued original issue discount, to the holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     Special rules apply to partnerships, estates and trusts, and in certain circumstances certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on the United States shareholder's allocable portion of the interest income received by the controlled foreign corporation.


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     Further, it appears that a Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     Unless otherwise stated in the accompanying prospectus supplement, transfers of REMIC Residual Certificates and FASIT high-yield regular interests to investors that are not United States persons will be prohibited under the related pooling and servicing agreement or trust agreement.

     New Withholding Regulations

     The Treasury Department has issued new final regulations which revise procedures for complying with, or obtaining exemptions under, the withholding, backup withholding and information reporting rules described above. Prospective investors are urged to consult their tax advisors regarding the procedures for obtaining an exemption from withholding under the new regulations.

                        State and Other Tax Consequences

     In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the certificates offered hereunder. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the certificates offered hereby.

                              ERISA Considerations

     Sections 404 and 406 of the Employee Retirement Income Security Act of 1974, as amended, or ERISA, impose fiduciary and prohibited transaction restrictions on employee pension and welfare benefit plans subject to ERISA and on various other retirement plans and arrangements, including bank collective investment funds and insurance company general and separate accounts in which those employee benefit plans and arrangements are invested. Section 4975 of the Internal Revenue Code imposes essentially the same prohibited transaction restrictions on certain tax-favored plans, including tax-qualified retirement plans described in Section 401(a) of the Internal Revenue Code and individual retirement accounts described in Section 408 of the Internal Revenue Code.

     Some employee benefit plans, including governmental plans, as defined in
Section 3(32) of ERISA, and, if no election has been made under Section 410(d) of the Internal Revenue Code, church plans, as defined in Section 3(33) of ERISA, are not subject to the ERISA requirements discussed in this prospectus. Accordingly, assets of these plans may be invested in securities without regard to the ERISA considerations described below, subject to the provisions of applicable federal and state law. Any plan that is a tax-qualified plan and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code, however, is subject to the prohibited transaction rules in Section 503(b) of the Internal Revenue Code.

     Section 404 of ERISA imposes general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investment be made in accordance with the documents governing the plan. In addition, Section 406 of ERISA and Section 4975 of the Internal Revenue Code prohibit a broad range of transactions involving assets of employee benefit plans and arrangements and tax-favored plans, which are collectively referred to in this prospectus as "ERISA plans," and persons, called "parties in interest" under ERISA or "disqualified persons" under the Internal Revenue Code, which are collectively referred to in this prospectus as "parties in interest," who have specified relationships to the ERISA plans, unless some statutory, regulatory or administrative exemption is available. Some parties in interest that participate in a prohibited transaction may be subject to a


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penalty, or an excise tax, imposed under Section 502(i) of ERISA or Section 4975 of the Internal Revenue Code, unless some statutory, regulatory or administrative exemption is available for any transaction of this sort.

Plan Asset Regulations

     An investment of assets of an ERISA plan in securities may cause the underlying mortgage loans, manufactured housing contracts, private securities or any other assets held in a trust or other entity to be deemed ERISA plan assets of the ERISA plan. The U.S. Department of Labor, or DOL, has promulgated regulations at 29 C.F.R. Section 2510.3-101 concerning whether or not an ERISA plan's assets would be deemed to include an interest in the underlying assets of an entity, including a trust, for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Internal Revenue Code, when an ERISA plan acquires an "equity interest" in that entity. The DOL regulations define the term "equity interest" as any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no "substantial equity features."

     Exceptions contained in the DOL regulations provide that an ERISA plan's assets will not include an undivided interest in each asset of an entity in which it makes an equity investment if:

          o    the entity is an operating company;

          o the equity investment made by the ERISA plan is either a "publicly-offered security" that is "widely held," both as defined in the DOL regulations, or a security issued by an investment company registered under the Investment Company Act of 1940, as amended; or

          o "benefit plan investors" do not own 25% or more in value of any class of equity interests issued by the entity. For this purpose, "benefit plan investors" include ERISA plans, as well as any "employee benefit plan," as defined in Section 3(3) of ERISA, that is not subject to Title I of ERISA, such as governmental plans, as defined in Section 3(32) of ERISA, church plans, as defined in Section 3(33) of ERISA, that have not made an election under Section 410(d) of the Internal Revenue Code, foreign plans and any entity whose underlying assets include ERISA plan assets by reason of an ERISA plan's investment in the entity.

     Some of the rules contained in the DOL regulations provide that ERISA plan assets may be deemed to include an undivided interest in each asset of an entity, such as a trust, in which an ERISA plan makes an equity investment. Therefore, unless the accompanying prospectus supplement indicates otherwise, ERISA plans and entities deemed to hold ERISA plan assets should not acquire or hold certificates, or notes which may be deemed to have "substantial equity features," in reliance upon the availability of any exception under the DOL regulations described above. For purposes of this section, the terms "ERISA plan assets" and "assets of an ERISA plan" have the meanings assigned in the DOL regulations and include an undivided interest in the underlying assets of entities in which an ERISA plan holds an equity interest.

     Under the DOL regulations, the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Internal Revenue Code may apply to a trust and cause the depositor, the master servicer, any servicer, any subservicer, the trustee, the obligor under any credit enhancement mechanism or some affiliates of those entities to be considered or become parties in interest for an investing ERISA plan or an ERISA plan holding an interest in an ERISA-subject investment entity. If so, the acquisition or holding of securities by or on behalf of the investing ERISA plan could also give rise to a prohibited transaction under ERISA and Section 4975 of the Internal Revenue Code, unless some statutory, regulatory or administrative exemption is available. Securities acquired by an ERISA plan would be


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assets of that ERISA plan. Under the DOL regulations, a trust, including the mortgage loans, private securities or any other assets held in the trust, may also be deemed to be assets of each ERISA plan that acquires certificates or notes deemed to have "substantial equity features." Special caution should be exercised before ERISA plan assets are used to acquire a security in those circumstances, especially if, for the ERISA plan assets, the depositor, the master servicer, any servicer, any subservicer, the trustee, the obligor under any credit enhancement mechanism or an affiliate thereof either:

          o has investment discretion with respect to the investment of the ERISA plan assets; or

          o has authority or responsibility to give, or regularly gives, investment advice with respect to ERISA plan assets for a fee under an agreement or understanding that this advice will serve as a primary basis for investment decisions with respect to the ERISA plan assets.

     Any person who has discretionary authority or control with respect to the management or disposition of ERISA plan assets, and any person who provides investment advice with respect to the ERISA plan assets for a fee (in the manner described above), is a fiduciary of the investing ERISA plan. If the manufactured housing contracts, mortgage loans, private securities or any other assets held in a trust were to constitute ERISA plan assets, then any party exercising management or discretionary control with respect to those ERISA plan assets may be deemed to be a "fiduciary," and thus subject to the general fiduciary requirements of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Internal Revenue Code, for any investing ERISA plan. In addition, if the manufactured housing contracts, mortgage loans, private securities or any other assets held in a trust were to constitute ERISA plan assets, then the acquisition or holding of securities by, or on behalf of an ERISA plan or with ERISA plan assets, as well as the operation of the trust, may constitute or result in a prohibited transaction under ERISA and Section 4975 of the Internal Revenue Code.

Prohibited Transaction Exemptions

     In DOL Prohibited Transaction Class Exemption ("PTCE") 83-1, which amended PTCE 81-7, the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through securities" in their initial issuance. However, PTCE 83-1 does not apply to trusts that hold manufactured housing contracts or revolving credit loans.

     Each ERISA plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold securities must make its own determination as to the availability of any prohibited transaction exemptions under ERISA. Each ERISA plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

     Several underwriters of asset-backed securities have applied for and obtained ERISA prohibited transaction exemptions which are in some respects broader than PTCE 83-1 and the exceptions to the DOL regulations referred to above. The exemptions referred to in the previous sentence, which are referred to in this prospectus as the underwriter exemptions, can only apply to securities backed by certain receivables, loans and other obligations that are secured and, among other conditions, are sold in an offering with respect to which the underwriter holding the exemption serves as the sole or a managing underwriter, or as a selling or placement agent. If such an underwriter exemption might be applicable to a series of securities, the related prospectus supplement will refer to that possibility.

     Any ERISA plan fiduciary that proposes to cause a plan to purchase securities should consult with its legal advisors concerning the impact of ERISA and the Internal Revenue Code, the applicability of any exemption under ERISA and the potential consequences in its specific circumstances, prior to making the purchase of securities. Moreover, each ERISA plan fiduciary should determine whether,


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under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the plan, taking into account the overall investment policy of the Plan and the composition of the plan's investment portfolio.

     An ERISA plan fiduciary or other ERISA plan asset investor considering an investment in notes should consider the availability of some class exemptions granted by the DOL, which provide relief from some of the prohibited transaction provisions of ERISA and the related excise tax provisions of Section 4975 of the Internal Revenue Code, including PTCE 84-14, regarding transactions effected by a "qualified professional asset manager"; PTCE 90-1, regarding transactions by insurance company pooled separate accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 95-60, regarding transactions by insurance company general accounts; and PTCE 96-23, regarding transactions effected by an "in-house asset manager." The accompanying prospectus supplement may contain additional information regarding the application of these or other DOL exemptions for notes offered by this prospectus.

Insurance Company General Accounts

     Insurance companies contemplating the investment of general account assets in the securities should consult with their legal advisors with respect to the applicability of Section 401(c) of ERISA. The DOL issued final regulations under
Section 401(c) which were published in the Federal Register on January 5, 2000 and became generally applicable on July 5, 2001.

Representations From Investing ERISA Plans

     The purchase and holding of securities by ERISA plans, including individual retirement accounts or other plans subject to Section 4975 of the Internal Revenue Code, may result in prohibited transactions or civil penalties. Consequently, transfers of any classes of securities not eligible for the exemptive relief available under an underwriter exemption, as specified in the accompanying prospectus supplement, will not be registered by the trustee unless the transferee provides the depositor, the trustee and the master servicer with an opinion of counsel satisfactory to the depositor, the trustee and the master servicer, which opinion will not be at the expense of the depositor, the trustee or the master servicer, that the purchase of the securities by or on behalf of the ERISA plan or with ERISA plan assets:

     o    is permissible under applicable law;

     o will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Internal Revenue Code; and

     o will not subject the depositor, the trustee or the master servicer to any obligation in addition to those undertaken in the pooling and servicing or trust agreement.

     Except as otherwise specified in the accompanying prospectus supplement, each beneficial owner of a subordinate security offered by this prospectus and the accompanying prospectus supplement (or any interest therein) shall be deemed to have represented, by virtue of its acquisition or holding of such security (or interest therein), that either:

     o it is not an ERISA plan, a trustee or other person acting on behalf of an ERISA plan, or any other person using ERISA plan assets to effect such acquisition or holding;

     o it has acquired and is holding such subordinate securities in reliance on an underwriter exemption and it understands that there are certain conditions to the availability of an underwriter exemption including that the subordinate securities must be rated, at the time of acquisition, in one of the four highest generic rating categories by at least one of the exemption rating agencies; or


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     o    (1) such acquirer or holder is an insurance company, (2) the source of funds used to acquire or hold such security (or interest therein) is an "insurance company general account" (as defined in PTCE 95-60), and
          (3) the conditions set forth in Section I and III of PTCE 95-60 have been satisfied.

     If any subordinate security (or any interest therein) is acquired or held in violation of the conditions described in the preceding paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of the subordinate security, retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any subordinate security (or interest therein) was effected in violation of the conditions described in the preceding paragraph shall indemnify and hold harmless the depositor, the trustee, the master servicer, any subservicer and the trust from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Tax-Exempt Investors; REMIC Residual Certificates

     An ERISA plan that is a Tax-Exempt Investor nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income," or UBTI, within the meaning of Section 512 of the Internal Revenue Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Material Federal Income Tax Consequences
- Taxation of Owners of REMIC Residual Certificates - Excess Inclusions." Income as to certificates and other equity interests in a trust which has issued notes would be "debt-financed income" and therefore would be UBTI for ERISA plans investing in those equity interests. In addition, the exemptive relief afforded by an underwriter exemption does not apply to the purchase, sale or holding of any class of REMIC residual certificates.

Consultation With Counsel

     There can be no assurance that any underwriter exemption or any other DOL exemption will apply with respect to any particular ERISA plan that acquires the securities or, even if all of the specified conditions were satisfied, that the exemption would apply to all transactions involving a trust. Prospective ERISA plan investors should consult with their legal counsel concerning the impact of ERISA and the Internal Revenue Code and the potential consequences to their specific circumstances prior to making an investment in the securities.

     Before purchasing a security in reliance on any DOL exemption, a fiduciary of an ERISA plan should itself confirm that all of the specific and general conditions described in the relevant underwriter exemption or one of the other DOL exemptions would be satisfied. Before purchasing a certificate or note in reliance on any underwriter exemption, an ERISA plan fiduciary should itself confirm that the certificate or note constitutes a "security" for purposes of the underwriter exemption. In addition to making its own determination as to the availability of the exemptive relief provided in any underwriter exemption or any other DOL exemption, an ERISA plan fiduciary should consider its general fiduciary obligations under ERISA in determining whether to purchase a security on behalf of an ERISA plan.

                            Legal Investment Matters

     Each class of securities offered hereby and by the accompanying prospectus supplement will be rated at the date of issuance in one of the four highest rating categories by at least one rating agency. If stated in the accompanying prospectus supplement, classes that are, and continue to be, rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, or SMMEA, and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created under or existing under the laws of the


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United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for those entities. Under SMMEA, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any of these entities for "mortgage related securities," these securities will constitute legal investments for entities subject to the legislation only to the extent provided therein. Certain States enacted legislation which overrides the preemption provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of the securities, so long as the contractual commitment was made or the securities acquired prior to the enactment of the legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in these securities, and national banks may purchase these securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 'SS'.24 (Seventh), subject in each case to any regulations that the applicable federal regulatory authority may prescribe.

     The 1998 Policy Statement was adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC, the National Credit Union Administration, or NCUA and the OTS with an effective date of May 26, 1998. The 1998 Policy Statement rescinded a 1992 policy statement that had required, prior to purchase, a depository institution to determine whether a mortgage derivative product that it was considering acquiring was high-risk, and, if so, required that the proposed acquisition would reduce the institution's overall interest rate risk. The 1998 Policy Statement eliminates constraints on investing in certain "high-risk" mortgage derivative products and substitutes broader guidelines for evaluating and monitoring investment risk.

     The OTS has issued Thrift Bulletin 73a, entitled "Investing in Complex Securities" or TB 73a, which is effective as of December 18, 2001 and applies to savings associations regulated by the OTS, and Thrift Bulletin 13a, entitled "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities", or TB 13a, which is effective as of December 1, 1998, and applies to thrift institutions regulated by the OTS.

     One of the primary purposes of TB 73a is to require savings associations, prior to taking any investment position, to determine that the investment position meets applicable regulatory and policy requirements (including those set forth TB 13a (see below)) and internal guidelines, is suitable for the institution, and is safe and sound. The OTS recommends, with respect to purchases of specific securities, additional analysis, including, among others, analysis of repayment terms, legal structure, expected performance of the issuer and any underlying assets as well as analysis of the effects of payment priority, with respect to a security which is divided into separate tranches with unequal payments, and collateral investment parameters, with respect to a security that is prefunded or involves a revolving period. TB 73a reiterates the OTS's due diligence requirements for investing in all securities and warns that if a savings association makes an investment that does not meet the applicable regulatory requirements, the savings association's investment practices will be subject to criticism, and the OTS may require divestiture of such securities. The OTS also recommends, with respect to an investment in any complex securities, that savings associations should take into account quality and suitability, marketability, interest rate risk, and classification factors. For the purposes of each of TB 73a and TB 13a, "complex security" includes among other things any collateralized mortgage obligation or real estate mortgage investment conduit security, other than any "plain vanilla" mortgage pass-through security (that is, securities that are part of a single class of securities in the related pool that are non-callable and do not have any special features). Accordingly, all classes of the offered securities would likely be viewed as "complex securities." With respect to quality and suitability factors, TB 73a warns:


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     o    that a savings association's sole reliance on outside ratings for material purchases of complex securities is an unsafe and unsound practice,

     o that a savings association should only use ratings and analyses from nationally recognized rating agencies in conjunction with, and in validation of, its own underwriting processes, and

     o that it should not use ratings as a substitute for its own thorough underwriting analyses.

With respect the interest rate risk factor, TB 73a recommends that savings associations should follow the guidance set forth in TB 13a.

     One of the primary purposes of TB 13a is to require thrift institutions, prior to taking any investment position, to:

     o conduct a pre-purchase portfolio sensitivity analysis for any "significant transaction" involving securities or financial derivatives, and

     o conduct a pre-purchase price sensitivity analysis of any "complex security" or financial derivative.

     The OTS recommends that while a thrift institution should conduct its own in-house pre-acquisition analysis, it may rely on an analysis conducted by an independent third-party as long as management understands the analysis and its key assumptions. Further, TB 13a recommends that the use of "complex securities with high price sensitivity" be limited to transactions and strategies that lower a thrift institution's portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by the OTS examiners as an unsafe and unsound practice.

     Prospective investors in the securities, including in particular the classes of securities that do not constitute "mortgage related securities" for purposes of SMMEA, should consider the matters discussed in the following paragraph.

     There may be other restrictions on the ability of some investors either to purchase some classes of securities or to purchase any class of securities representing more than a specified percentage of the investors' assets. The depositor will make no representations as to the proper characterization of any class of securities for legal investment or other purposes, or as to the ability of particular investors to purchase any class of securities under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of securities. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the securities of any class constitute legal investments or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to the investor.

                                 Use of Proceeds

     Substantially all of the net proceeds to be received by the depositor from the sale of securities will be applied by the depositor to finance the purchase of, or to repay short-term loans incurred to finance the purchase of, the loans underlying the securities or will be used by the depositor for general corporate purposes. The depositor expects that it will make additional sales of securities similar to the securities from time to time, but the timing and amount of any additional offerings will be dependent on a number

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of factors, including the volume of loans purchased by the depositor, prevailing interest rates, availability of funds and general market conditions.

                           Methods of Distribution

     The securities offered hereby and by the accompanying prospectus supplements will be offered in series through one or more of the methods described below. The prospectus supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the depositor from that sale.

     The depositor intends that securities will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of securities may be made through a combination of two or more of the following methods:

     o by negotiated firm commitment or best efforts underwriting and public re-offering by underwriters;

     o by placements by the depositor with institutional investors through dealers; and

     o    by direct placements by the depositor with institutional investors.

     In addition, if specified in the accompanying prospectus supplement, a series of securities may be offered in whole or in part in exchange for the loans, and other assets, if applicable, that would comprise the trust securing the securities.

     If underwriters are used in a sale of any securities, other than in connection with an underwriting on a best efforts basis, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. These underwriters may be broker-dealers affiliated with the depositor whose identities and relationships to the depositor will be as described in the accompanying prospectus supplement. The managing underwriter or underwriters for the offer and sale of a particular series of securities will be set forth on the cover of the prospectus supplement relating to that series and the members of the underwriting syndicate, if any, will be named in the accompanying prospectus supplement.

     In connection with the sale of the securities, underwriters may receive compensation from the depositor or from purchasers of the securities in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the securities may be deemed to be underwriters in connection with the securities, and any discounts or commissions received by them from the depositor and any profit on the resale of securities by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of any series of securities will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all of the securities if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the depositor will indemnify the several underwriters and the underwriters will indemnify the depositor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

     The prospectus supplement for any series offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between the depositor and purchasers of securities of that series.



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     The depositor anticipates that the securities offered hereby will be sold primarily to institutional investors or sophisticated non-institutional investors. Purchasers of securities, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of securities. Holders of securities should consult with their legal advisors in this regard prior to any reoffer or sale.

                                  Legal Matters

     Certain legal matters, including certain federal income tax matters, will be passed on for the depositor by Orrick, Herrington & Sutcliffe LLP, Los Angeles, California.

                              Financial Information

     The depositor has determined that its financial statements are not material to the offering made hereby. The securities do not represent an interest in or an obligation of the depositor. The depositor's only obligations for a series of securities will be to repurchase certain loans on any breach of limited representations and warranties made by the depositor, or as otherwise provided in the applicable prospectus supplement.

                             Additional Information

     The depositor has filed the registration statement with the Securities and Exchange Commission. The depositor is also subject to some of the information requirements of the Securities Exchange Act of 1934, as amended, or Exchange Act, and, accordingly, will file reports thereunder with the Securities and Exchange Commission. The registration statement and the exhibits thereto, and reports and other information filed by the depositor under the Exchange Act can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and electronically through the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System at the Securities and Exchange Commission's Web Site (http://www.sec.gov).

     Copies of Ginnie Mae's information statement and annual report can be obtained by writing or calling the United States Department of Housing and Urban Development, 451-7th Street S.W., Room 6210, Washington, D.C. 20410-9000 (202-708-3649). Copies of Freddie Mac's most recent offering circular for Freddie Mac Certificates, Freddie Mac's information statement and most recent supplement to such information statement and any quarterly report made available by Freddie Mac can be obtained by writing or calling the Investor Relations Department of Freddie Mac at Post Office Box 4112, Reston, Virginia 22090 (outside the Washington, D.C. metropolitan area, telephone 800-424-5401, ext. 8160; within the Washington, D.C. metropolitan area, telephone 703-759-8160). Copies of Fannie Mae's most recent prospectus for Fannie Mae Certificates and Fannie Mae's annual report and quarterly financial statements, as well as other financial information, are available from the Director of Investor Relations of Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (202-537-7115). The depositor does not, and will not, participate in the preparation of Ginnie Mae's information statements or annual reports, Freddie Mac's offering circulars, information statements or any supplements thereto or any of its quarterly reports or Fannie Mae's prospectuses or any of its reports, financial statements or other information and, accordingly, makes no representations as to the accuracy or completeness of the information set forth therein.

                           Reports to Securityholders

     Monthly reports which contain information concerning the trust fund for a series of securities will be sent by or on behalf of the master servicer, the servicer or the trustee to each holder of record of the securities of the related series. See "Description of the Securities--Reports to Securityholders." Reports

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forwarded to holders will contain financial information that has not been examined or reported on by an independent certified public accountant. The depositor will file with the Securities and Exchange Commission those periodic reports relating to the trust for a series of securities as are required under the Exchange Act.

                Incorporation of Certain Information by Reference

     The SEC allows the depositor to "incorporate by reference" the information filed with the SEC by the depositor, under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, that relates to the trust fund for the securities. This means that the depositor can disclose important information to any investor by referring the investor to these documents. The information incorporated by reference is an important part of this prospectus, and information filed by the depositor with the SEC that relates to the trust fund for the securities will automatically update and supersede this information. Documents that may be incorporated by reference for a particular series of securities include an insurer's financials, a certificate policy, mortgage pool policy, computational materials, collateral term sheets, the related pooling and servicing agreement and amendments thereto, other documents on Form 8-K and Section 13(a), 13(c), 14 or 15(d) of Exchange Act as may be required in connection with the related trust fund.

     The depositor will provide or cause to be provided without charge to each person to whom this prospectus and accompanying prospectus supplement is delivered in connection with the offering of one or more classes of the related series of securities, on written or oral request of that person, a copy of any or all reports incorporated in this prospectus by reference, in each case to the extent the reports relate to one or more of the classes of the related series of securities, other than the exhibits to those documents, unless the exhibits are specifically incorporated by reference in the documents. Requests should be directed in writing to HomePride Mortgage and Finance Corp., [______________________________________], or by telephone at ([____])
[______________].


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                                    Glossary

     1998 Policy Statement--The revised supervisory statement listing the guidelines for investments in "high risk mortgage securities," and adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC, the National Credit Union Administration, or NCUA and the OTS with an effective date of May 26, 1998.

     Additional Balance --An additional principal balance in a revolving credit loan created by a Draw.

     Advance--As to a particular loan and any distribution date, an amount equal to the scheduled payments of principal (other than any Balloon Amount in the case of a Balloon Loan) and interest at the applicable pass-through rate which were delinquent as of the close of business on the business day preceding the determination date on the loans.

     Agency Securities--Any securities issued by Freddie Mac, Fannie Mae or Ginnie Mae. Such Agency Securities may represent whole or partial interests in pools of (1) loans or (2) Agency Securities. Unless otherwise set forth in the accompanying prospectus supplement, all Ginnie Mae securities will be backed by the full faith and credit of the United States. None of the Freddie Mac securities or Fannie Mae securities will be backed, directly or indirectly, by the full faith and credit of the United States. Agency Securities may be backed by fixed or adjustable rate mortgage loans or other types of loans specified in the accompanying prospectus supplement.

     Balloon Amount--The full outstanding principal balance on a Balloon Loan due and payable on the maturity date.

     Balloon Loans--Loans with level monthly payments of principal and interest based on a 30 year amortization schedule, or such other amortization schedule as specified in the accompanying prospectus supplement, and having original or modified terms to maturity shorter than the term of the related amortization schedule.

     Bankruptcy Amount--The amount of Bankruptcy Losses that may be borne solely by the credit enhancement of the related series.

     Bankruptcy Losses--A Realized Loss attributable to certain actions which may be taken by a bankruptcy court in connection with a mortgage loan, including a reduction by a bankruptcy court of the principal balance of or the loan rate on a mortgage loan or an extension of its maturity.

     Call Class--A class of securities under which the holder will have the right, at its sole discretion, to terminate the related trust, resulting in early retirement of the securities of the series.

     Call Price--In the case of a call with respect to a Call Class, a price equal to 100% of the principal balance of the related securities as of the day of that purchase plus accrued interest at the applicable pass-through rate.

     Call Security--Any security evidencing an interest in a Call Class.

     Compensating Interest--For any loan that prepaid in full and, if stated in the accompanying prospectus supplement, in part, during the related prepayment period an additional payment made by the master servicer or the servicer, to the extent funds are available from the servicing fee, equal to the amount of interest at the loan rate, less the servicing fee for that loan from the date of the prepayment to the related due date.


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     Convertible Mortgage Loan--ARM loans which allow the borrowers to convert the adjustable rates on those mortgage loans to a fixed rate at one or more specified periods during the life of the mortgage loans, in most cases not later than ten years subsequent to the date of origination.

     Credit Scores--A measurement of the relative degree of risk a borrower represents to a lender obtained from credit reports utilizing, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience.

     Credit Utilization Rate--For any revolving credit loan, the cut-off date principal balance of the revolving credit loan divided by the credit limit of the related credit line agreement.

     Custodial Account--The custodial account or accounts created and maintained under the pooling and servicing agreement in the name of a depository institution, as custodian for the holders of the securities, for the holders of certain other interests in loans serviced or sold by the master servicer or the servicer and for the master servicer or the servicer, into which the amounts shall be deposited directly. Any such account shall be an Eligible Account.

     Debt Service Reduction--Modifications of the terms of a loan resulting from a bankruptcy proceeding, including a reduction in the amount of the monthly payment on the related loan, but not any permanent forgiveness of principal.

     Defaulted Mortgage Loss--A Realized Loss attributable to the borrower's failure to make any payment of principal or interest as required under the mortgage note, but not including Special Hazard Losses, Extraordinary Losses or other losses resulting from damage to a mortgaged property, Bankruptcy Losses or Fraud Losses.

     Deficient Valuation--In connection with the personal bankruptcy of a borrower, the difference between the outstanding principal balance of the first and junior lien loans and a lower value established by the bankruptcy court or any reduction in the amount of principal to be paid that results in a permanent forgiveness of principal.

     Disqualified Organization--As used in this prospectus means:

     o the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but does not include instrumentalities described in Section 168(h)(2)(D) of the Internal Revenue Code or the Federal Home Loan Mortgage Corporation),

     o any organization (other than a cooperative described in Section 521 of the Internal Revenue Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Internal Revenue Code, or

     o any organization described in Section 1381(a)(2)(C) of the Internal Revenue Code.

     Distribution Amount--For a class of securities for any distribution date, the portion, if any, of the amount to be distributed to that class for that distribution date of principal, plus, if the class is entitled to payments of interest on that distribution date, interest accrued during the related interest accrual period at the applicable pass-through rate on the principal balance or notional amount of that class specified in the applicable prospectus supplement, less certain interest shortfalls, which will include:

     o any deferred interest added to the principal balance of the mortgage loans and/or the outstanding balance of one or more classes of securities on the related due date;


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



     o any other interest shortfalls, including, without limitation, shortfalls resulting from application of the Relief Act or similar legislation or regulations as in effect from time to time, allocable to securityholders which are not covered by advances or the applicable credit enhancement; and

     o Prepayment Interest Shortfalls not covered by Compensating Interest, in each case in an amount that is allocated to that class on the basis set forth in the prospectus supplement.

     Draw--Money drawn by the borrower in most cases with either checks or credit cards, subject to applicable law, on a revolving credit loan under the related credit line agreement at any time during the Draw Period.

     Draw Period--The period specified in the related credit line agreement when a borrower on a revolving credit loan may make a Draw.

     Due Period--As to any distribution date, the period starting on the second day of the month prior to such distribution date, and ending on the first day of the month of such distribution date or such other period as specified in the accompanying prospectus supplement.

     Eligible Account--An account acceptable to the applicable rating agency.

     Environmental Lien--A lien imposed by federal or state statute, for any cleanup costs incurred by a state on the property that is the subject of the cleanup costs.

     Excluded Balance--That portion of the principal balance of a revolving credit loan, if any, not included in the Trust Balance at any time, which will include balances attributable to Draws after the cut-off date and may include a portion of the principal balance outstanding as of the cut-off date.

     Extraordinary Loss--A Realized Loss resulting from damage to a mortgaged property that was occasioned by war, civil insurrection, certain governmental actions, nuclear reaction, and certain other risks.

     FASIT--A financial asset securitization trust as described in section 860L of the Internal Revenue Code.

     FASIT Regular Certificates--Certificates or notes representing ownership of one or more regular interests in a FASIT.

     Fraud Loss Amount--The amount of Fraud Losses that may be borne solely by the credit enhancement of the related series.

     Fraud Losses--A Realized Loss incurred on defaulted loans as to which there was fraud in the origination of the loans.

     Funding Account--An account established for the purpose of funding the transfer of additional loans into the related trust.

     Gross Margin--For an ARM loan, the fixed or variable percentage set forth in the related mortgage note, which when added to the related index, provides the loan rate for the ARM loan.

     Insurance Proceeds--Proceeds of any special hazard insurance policy, bankruptcy bond, mortgage pool insurance policy, primary insurance policy and any title, hazard or other insurance policy or guaranty covering any loan in the pool together with any payments under any letter of credit.


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



     Issue Premium--As to a class of REMIC Regular Certificates, the issue price in excess of the stated redemption price of that class.

     Land Home Contract or Land-in-Lieu Contract--Any manufactured housing contract in which means the obligor owns the real estate on which the related manufactured home is located and provides a mortgage on the real estate in lieu of all or part of any required down payment for its manufactured housing contract. If so specified in the related prospectus supplement, all Land-in Lieu Contracts and Land Home Contracts will have financed the purchase of the related manufactured home together with the real estate on which the manufactured home is located.

     Liquidated Loan--A defaulted loan for which the related mortgaged property has been sold by the related trust and all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

     Liquidation Proceeds--Amounts collected by the servicer or subservicer in connection with the liquidation of a loan, by foreclosure or otherwise.

     Net Loan Rate--As to any loan, the loan rate net of servicing fees, other administrative fees and, as set forth in the accompanying prospectus supplement, any excess spread.

     Nonrecoverable Advance--Any Advance previously made which the master servicer or the servicer has determined to not be ultimately recoverable from Liquidation Proceeds, Insurance Proceeds or otherwise.

     Note Margin--For an ARM loan, the fixed percentage set forth in the related mortgage note, which when added to the related index, provides the loan rate for the ARM loan.

     Pass-Through Entity--Any regulated investment company, real estate investment trust, trust, partnership or other entities described in Section 860E(e)(6) of the Internal Revenue Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, for that interest, be treated as a pass-through entity.

     Payment Account--An account established and maintained by the master servicer or the servicer in the name of the trustee for the benefit of the holders of each series of securities, for the disbursement of payments on the loans evidenced by each series of securities.

     Permitted Investments--United States government securities and other investments that are rated, at the time of acquisition, in one of the categories specified in the related pooling and servicing agreement.

     Prepayment Interest Shortfall--For a loan that is subject to a borrower prepayment, the amount that equals the difference between a full month's interest due for that mortgage loan and the amount of interest paid or recovered with respect thereto.

     Principal Prepayments--Any principal payments received for a loan, in advance of the scheduled due date and not accompanied by a payment of interest for any period following the date of payment.

     Qualified Insurer--As to a mortgage pool insurance policy, special hazard insurance policy, bankruptcy policy, financial guaranty insurance policy or surety bond, an insurer qualified under applicable law to transact the insurance business or coverage as applicable.

     Realized Loss--As to any defaulted loan that is finally liquidated, the amount of loss realized, if any, will equal the portion of the Stated Principal Balance plus accrued and unpaid interest remaining after application of all amounts recovered, net of amounts reimbursable to the master servicer or the


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servicer for related Advances and expenses, towards interest and principal owing on the loan. For a loan the principal balance of which has been reduced in connection with bankruptcy proceedings, the amount of the reduction will be treated as a Realized Loss. As to any loan that has been the subject of a Debt Service Reduction, the amount of the reduction will be treated as a Realized
Loss as incurred.

     Regular Certificates--FASIT Regular Certificates or REMIC Regular Certificates.

     REMIC--A real estate mortgage investment conduit as described in section 860D of the Internal Revenue Code.

     REMIC Regular Certificates--Certificates or notes representing ownership of one or more regular interests in a REMIC.

     REMIC Residual Certificate--A Certificate representing an ownership interest in a residual interest in a REMIC within the meaning of section 860D of the Internal Revenue Code.

     REO Loan--A loan where title to the related mortgaged property has been obtained by the trustee or its nominee on behalf of securityholders of the related series. Repayment Period--For a revolving credit loan, the period from the end of the related Draw Period to the related maturity date.

     Senior Percentage--At any given time, the percentage of the outstanding principal balances of all of the securities evidenced by the senior securities, determined in the manner described in the accompanying prospectus supplement.

     Servicing Advances--Amounts advanced on any loan to cover taxes, insurance premiums, foreclosure costs or similar expenses, including amounts representing the cost of some related services, if the master servicer and any affiliate of the master servicer provides services such as appraisals and brokerage services that are customarily provided by persons other than servicers of mortgage loans or manufactured housing contracts.

     Special Hazard Amount--The amount of Special Hazard Losses that may be allocated to the credit enhancement of the related series.

     Special Hazard Losses--A Realized Loss incurred, to the extent that the loss was attributable to (i) direct physical damage to a mortgaged property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable, and (ii) any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. The amount of the Special Hazard Loss is limited to the lesser of the cost of repair or replacement of the mortgaged property; any loss above that amount would be a Defaulted Mortgage Loss or other applicable type of loss. Special Hazard Losses does not include losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, chemical contamination or waste by the borrower.

     Special Servicer--A special servicer named under the pooling and servicing agreement for a series of securities, which will be responsible for the servicing of delinquent loans.

     Stated Principal Balance--As to any loan as of any date of determination, its principal balance as of the cut-off date, after application of all scheduled principal payments due on or before the cut-off date, whether received or not, reduced by all amounts allocable to principal that are distributed to securityholders before the date of determination, and as further reduced to the extent that any Realized Loss has been allocated to any securities before that date.


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     Subordinate Amount--A specified portion of subordinated distributions with respect to the loans, allocated to the holders of the subordinate securities as set forth in the accompanying prospectus supplement.

     Subservicing Account--An account established and maintained by a subservicer which is acceptable to the master servicer or the servicer.

     Tax-Exempt Investor--Tax-qualified retirement plans described in Section 401(a) of the Internal Revenue Code and on individual retirement accounts described in Section 408 of the Internal Revenue Code.

     Tax-Favored Plans--An ERISA plan which is exempt from federal income taxation under Section 501(a) of the Internal Revenue Code or is an individual retirement plan or annuity described in Section 408 of the Internal Revenue Code.

     Title I--Title I of the National Housing Act.

     Trust Balance--A specified portion of the total principal balance of each revolving credit loan outstanding at any time, which will consist of all or a portion of the principal balance thereof as of the cut-off date minus the portion of all payments and losses thereafter that are allocated to the Trust Balance, and will not include any portion of the principal balance attributable to Draws made after the cut-off date.


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




                                     ANNEX I

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in certain limited circumstances, the globally offered HomePride Mortgage and Finance Corp., [Manufactured Housing Contract][Mortgage][Asset]-Backed Notes, Series _________, which are referred to as the global securities, will be available only in book-entry form. Investors in the global securities may hold interests in these global securities through any of DTC, Clearstream or Euroclear. Initial settlement and all secondary trades will settle in same day funds.

     Secondary market trading between investors holding interests in global securities through Clearstream and Euroclear will be conducted in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice. Secondary market trading between investors holding interests in global securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

     Secondary cross-market trading between investors holding interests in global securities through Clearstream or Euroclear and investors holding interests in global securities through DTC participants will be effected on a delivery-against-payment basis through the respective depositaries of Clearstream and Euroclear, in that capacity, and other DTC participants.

     Non-U.S. holders of global securities will be subject to U.S. withholding taxes unless those holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

     The global securities will be registered in the name of Cede & Co., as nominee of DTC. Investors' interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. Clearstream and Euroclear will hold positions on behalf of their participants through their respective depositories which in turn will hold these positions in accounts as DTC participants.

     Investors electing to hold interests in global securities through DTC, rather than through Clearstream or Euroclear accounts, will be subject the settlement practices applicable to similar issues of notes. Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold interests in global securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Interests in global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Transfers between DTC Participants. Secondary market trading between DTC participants will be settled using the DTC procedures applicable to similar issues of prior mortgage loan-backed notes in same-day funds.

     Transfers between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream participants or Euroclear participants and/or investors holding interests in global securities through them will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Transfers between DTC seller and Clearstream or Euroclear purchaser. When interests in global securities are to be transferred on behalf of a seller from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant for a purchaser, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or the Euroclear operator will instruct its respective depository to receive an interest in the global securities against payment. Payment will include interest accrued on the global securities from and including the last payment date to but excluding the settlement date. Payment will then be made by the respective depository to the DTC participant's account against delivery of an interest in the global securities. After this settlement has been completed, the interest will be credited to the respective clearing system, and by the clearing system, in accordance with its usual procedures, to the Clearstream participant's or Euroclear participant's account. The credit of this interest will appear on the next business day and the cash debit will be back-valued to, and the interest on the global securities will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed through DTC on the intended value date, i.e., the trade fails, the Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

     Clearstream participants and Euroclear participants will need to make available to the respective clearing system the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement from cash on hand, in which case the Clearstream participants or Euroclear participants will take on credit exposure to Clearstream or the Euroclear operator until interests in the global securities are credited to their accounts one day later.

     As an alternative, if Clearstream or the Euroclear operator has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon. Under this procedure, Clearstream participants or Euroclear participants receiving interests in global securities for purchasers would incur overdraft charges for one day, to the extent they cleared the overdraft when interests in the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, the investment income on the interest in the global securities earned during that one-day period would tend to offset the amount of these overdraft charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

     Since the settlement through DTC will take place during New York business hours, DTC participants are subject to DTC procedures for transferring interests in global securities to the respective depository of Clearstream or Euroclear for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the seller settling the sale through a DTC participant, a cross-market transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

     Finally, intra-day traders that use Clearstream participants or Euroclear participants to purchase interests in global securities from DTC participants or sellers settling through them for delivery to Clearstream participants or Euroclear participants should note that these trades will automatically fail on the sale side unless affirmative action is taken. At least three techniques should be available to eliminate this potential condition:

     o borrowing interests in global securities through Clearstream or Euroclear for one day, until the purchase side of the intra-day trade is reflected in the relevant Clearstream or Euroclear accounts, in accordance with the clearing system's customary procedures;

     o borrowing interests in global securities in the United States from a DTC participant no later than one day prior to settlement, which would give sufficient time for such interests to be reflected in the relevant Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

     o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

     Transfers between Clearstream or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which interests in global securities are to be transferred by the respective clearing system, through the respective depository, to a DTC participant. The seller will send instructions to Clearstream or the Euroclear operator through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct its respective depository, to credit an interest in the global securities to the DTC participant's account against payment. Payment will include interest accrued on the global securities from and including the last payment date to but excluding the settlement date. The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following business day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date, which would be the preceding day, when settlement occurred through DTC in New York. If settlement is not completed on the intended value date, i.e., the trade fails, receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

Certain U.S. Federal Income Tax Documentation Requirements

     A beneficial owner who is an individual or corporation holding the global security on its own behalf through Clearstream or Euroclear, or through DTC if the holder has an address outside the U.S., will be subject to the 30% U.S. withholding tax that typically applies to payments of interest, including original issue discount, on registered debt issued by U.S. persons, unless:

     o each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements; and

     o the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

           o Exemption for Non-U.S. Persons--Form W-8BEN. Beneficial holders of global securities that are Non-U.S. persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN, or Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change.

           o Exemption for Non-U.S. persons with effectively connected income--Form W-8ECI. A Non-U.S. person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI, or Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States.

           o Exemption or reduced rate for Non-U.S. persons resident in treaty countries--Form W-8BEN. Non-U.S. persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8BEN. Form W-8BEN may be filed by Bond Holders or their agent.

           o Exemption for U.S. Persons--Form W-9. U.S. persons can obtain a complete exemption from the withholding tax by filing Form W-9, or Payer's Request for Taxpayer Identification Number and Certification.

     U.S. Federal Income Tax Reporting Procedure. The holder of a global security or, in the case of a Form W-8BEN or a Form W-8ECI filer, his agent, files by submitting the appropriate form to the person through whom it holds the security--the clearing agency, in the case of persons holding directly on the books of the clearing agency. Form W-8BEN and Form W-8ECI are effective until the third succeeding calendar year from the date the form is signed. However, the Form W-8BEN and Form W-8ECI with a taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the withholding agent reports at least annually to the beneficial owner on Form 1042-S. The term "U.S. person" means:

     o  a citizen or resident of the United States;

     o a corporation, partnership or other entity treated as a corporation or a partnership for United States federal income tax purposes, organized in or under the laws of the United States or any state thereof, including for this purpose the District of Columbia, unless, in the case of a partnership, future Treasury regulations provide otherwise;

     o an estate that is subject to U.S. federal income tax regardless of the source of its income; or

     o a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

Certain trusts not described in the final bullet of the preceding sentence in existence on August 20, 1996 that elect to be treated as a United States Person will also be a U.S. person. The term "Non-U.S. person" means any person who is not a U.S. person. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the global securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the global securities.

                      HomePride Mortgage and Finance Corp.

                                  $____________


         [Manufactured Housing Contract][Mortgage][Asset]-Backed Notes,
                                 Series _______

                              Prospectus Supplement

                              ---------------------

                               [UNDERWRITER NAME]

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the notes offered in this prospectus supplement in any state where the offer is not permitted.

Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the notes offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the notes, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until _____________.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

     The expenses expected to be incurred in connection with the issuance and distribution of the Securities being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the filing fee, are estimated.

     SEC Registration Fee .................................     $[___________]
     Printing and Engraving Fees ..........................      [___________]
     Legal Fees and Expenses ..............................      [___________]
     Accounting Fees and Expenses .........................      [___________]
     Trustee Fees and Expenses ............................      [___________]
     Rating Agency Fees ...................................      [___________]
     Miscellaneous ........................................      [___________]
         Total ............................................     $[___________]
                                                                ==============
     ----------

Item 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under Section 7 of the proposed form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify directors, officers and certain controlling persons of HomePride Mortgage and Finance Corp. (the "Depositor") against certain liabilities, including liabilities under the Securities Act of 1933.

     Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

     Subsection (b) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b), or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification and advancement of expenses provided by, or granted pursuant to,
Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

     The By-Laws of the Depositor provide, in effect, that to the extent and under the circumstances permitted by subsections (a) and (b) of Section 145 of the General Corporation Law of Delaware as in effect from time to time, the Depositor (i) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any action, suit or proceeding described in subsections (a) and (b) by reason of the fact that he is or was a director or officer, or his testator or in testate is or was a director or officer of the Depositor against expenses, judgments, fines and amounts paid in settlement, and (ii) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any such action, suit or proceeding if such person is or was serving at the request of the Depositor as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     Pursuant to Section 145 of the General Corporation Law of Delaware, liability insurance is maintained covering directors and principal officers of the Depositor.

     The Pooling and Servicing Agreement or Trust Agreement with respect to each series of Certificates and the Servicing Agreement, Indenture and Trust Agreement with respect to each series of Notes will provide that no director, officer, employee or agent of the Depositor is liable to the Trust Fund or the Securityholders, except for such person's own willful misfeasance, bad faith or gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreement or Trust Agreement with respect to each series of Certificates and the Servicing Agreement, Indenture and Trust Agreement with respect to each series of Notes will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Depositor is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such Pooling and Servicing

Agreement, Trust Agreement, Servicing Agreement, Indenture or Trust Agreement and related Securities other than such expenses related to particular assets.

Item 16. EXHIBITS.

1.1  Form of Underwriting Agreement

3.1  Certificate of Incorporation of the Registrant

3.2  By-laws of the Registrant

4.1  Form of Pooling and Servicing Agreement

4.2  Form of Trust Agreement

4.3  Form of Indenture

5.1  Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters

10.1 Form of Loan Purchase Agreement

10.2 Form of Servicing Agreement

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibits 5.1 and 8.1)

24.1 Power of Attorney (included on the signature page hereto)

Item 17. UNDERTAKINGS.

A. UNDERTAKING PURSUANT TO RULE 415.

     The Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     PROVIDED, HOWEVER, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. UNDERTAKING IN CONNECTION WITH INCORPORATION BY REFERENCE OF CERTAIN FILINGS UNDER THE SECURITIES EXCHANGE ACT OF 1934.

     The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. UNDERTAKING IN RESPECT OF INDEMNIFICATION.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

                        SIGNATURES AND POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing of Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Auburn Hills, Michigan, on December 9, 2002.

                                             HOMEPRIDE MORTGAGE AND
                                             FINANCE CORP.


                                             By:    /s/ John J. Collins, Jr.
                                                 -------------------------------
                                                 John J. Collins, Jr.
                                                 Vice President and Secretary

     Each person whose signature appears below does hereby make, constitute and appoint John J. Collins, Jr. his true and lawful attorney with power to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as stated below, the Registration Statement and all amendments thereto, making such changes in the Registration Statement as such person deems appropriate.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      Signature                         Title                         Date
------------------------   ---------------------------------   -----------------


/s/ Phyllis A. Knight      Director, President and Treasurer   December 9, 2002
------------------------   (Principal Executive Officer,
    Phyllis A. Knight      Principal Accounting Officer and
                           Principal Financial Officer)


/s/ John J. Collins, Jr.   Director, Vice President and        December 9, 2002
------------------------   Secretary
    John J. Collins, Jr.

                                  EXHIBIT INDEX

Exhibit
Number
-------
  1.1     Form of Underwriting Agreement

  3.1     Certificate of Incorporation of the Registrant

  3.2     By-laws of the Registrant

  4.1     Form of Pooling and Servicing Agreement

  4.2     Form of Trust Agreement

  4.3     Form of Indenture

  5.1     Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality

  8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters

 10.1     Form of Loan Purchase Agreement

 10.2     Form of Servicing Agreement

 23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibits 5.1 and 8.1)

 24.1     Power of Attorney (included on the signature page hereto)

                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as....................    'r'
The section symbol shall be expressed as.................................   'SS'